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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7736
Janus Aspen Series
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 12/31
Date of reporting period: 6/30/08

Item 1 —	Reports to Shareholders

2008 Semiannual Report
Janus Aspen Series

Janus Aspen Balanced Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Schedule of Investments	18
Notes to Financial Statements	19
Additional Information	29
Explanations of Charts, Tables and Financial Statements	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2008  1

Janus Aspen Balanced Portfolio (unaudited)

Portfolio Snapshot
The portfolio combines the growth potential of stocks with the balance of bonds.

Marc Pinto
co-portfolio manager

Gibson Smith
co-portfolio manager

Performance Overview

Janus Aspen Balanced Portfolio’s Institutional Shares and Service Shares returned -2.30% and -2.42%, respectively, for the six-month period ended June 30, 2008, compared with a -6.10% return by the Balanced Index, an internally-calculated secondary benchmark. The Balanced Index is composed of a 55% weighting in the S&P 500® Index, the Portfolio’s primary benchmark, and a 45% weighting in the Lehman Brothers Government/Credit Index, the Portfolio’s other secondary benchmark, which returned -11.91% and 0.98%, respectively.

Economic Overview

Stock prices rebounded from the March lows into May but fell again in June. While economic growth during the first quarter proved to be stronger than initially reported, consumer confidence slumped, tight credit conditions prevailed and inflationary pressure remained elevated in the period. The U.S. Federal Reserve (Fed) held its target interest rate steady at its June meeting, which represented a shift in focus from stabilizing economic growth to controlling inflation.

The broad equity market finished near its lowest level since August 2006. Smaller capitalization stocks fared better than large-cap stocks, while growth stocks dominated value stocks. Financials were by far the weakest group. Consumer discretionary, telecommunication services and industrials were also weak sectors. Meanwhile, energy and materials gained during the period with defensive sectors such as utilities and consumer staples outperforming.

Returns in the bond market were mixed, with riskier segments performing worse than higher quality segments. Interest rates continued to be volatile, coming off lows through most of the period. However, sentiment shifted again late in the period and rates moved down. The difference between the yields on investment grade, high-yield corporate bonds and government bonds of the same maturity hit their widest levels in mid-March but finished well off of these highs.

Materials and Energy Holdings Benefited Portfolio Performance

The Portfolio’s performance can be attributed primarily to strong, individual stock selection within the materials and energy sectors. The top contributor to performance was fertilizer company Potash Corporation of Saskatchewan. This agricultural-related company continued to benefit from rising prices for fertilizer and tight supply trends as farmers look to maximize crop yields. We continued to trim the position to harvest gains, as we feel the market better understands the growth story behind Potash compared to a few years ago.

Energy holding, EnCana, returned approximately 35% during the period. EnCana has been one of the few companies in this industry growing production. Additionally, they have made the decision to split the natural gas business away from the oil and oil sands businesses and we view this simplification as a benefit. Other energy companies that added to our overall outperformance were Hess and ConocoPhillips. Performance of all three companies is highly correlated to the price of oil and natural gas and with oil prices at record highs, they outperformed.

Financials Stocks Detracted from Results

Fannie Mae came under pressure in the period on concerns that the company is inadequately capitalized. The company raised capital this spring and our research indicated that the company, absent a severe housing downturn, should be well positioned to garner market share and improve spreads. However, a lack of confidence in Fannie Mae’s ability to raise any additional capital, should the company need it, weighed on the shares late in the period. We recognize the risk market psychology and technical pressures can pose on the fundamentals and will continue to monitor the situation very closely. We chose to trim the position during the period.

Also within the financials sector, American Express detracted from performance during the period. The stock declined on concerns about credit losses and rising delinquencies. We believe the company is a well-run, long-term holding trading at an attractive valuation given its high returns.

Fixed-Income Investments Provided Positive Results

The strongest contribution to returns in the fixed-income portion of the Portfolio came from our overweight position in U.S. Treasuries. Our higher-quality bias protected us as credit and concerns in the mortgage market continued to drive

2  Janus Aspen Series  June 30, 2008

(unaudited)

risk premiums wider and Treasury yields lower during the period. We held a low weighting in mortgage-backed pass-through securities at the end of the period, as we believed concerns about future volatility in the sector supported a cautious stance. This was also evident in our overweight position in highest-quality government securities. Within our credit allocation, both the overall underweight and security selection boosted returns. In terms of detractors, our underweight exposure to agency/government sponsored bonds weighed on relative returns. Against the backdrop of continued volatility and concern over where risk is headed, we plan to continue our overweight position in the Treasury sector and relative underweight position in the credit sector. In the credit sector we intend to continue to focus our fundamental analysis on companies that we believe are economically less sensitive and defensive which would tend to outperform in a tough economic environment.

Outlook

The Fed is navigating through significant, and in some cases, countervailing currents. Against the backdrop of a credit crisis, weak housing data and sluggish economic activity, the Fed must tackle persistent inflation, soaring energy and food costs and a weakening dollar.

We do not make broad economic predictions but we see the challenges that these factors play in understanding the outlook for our holdings. With the Fed seemingly boxed in on interest policy and with little reason to believe any of the key factors will abate quickly, we think there will be continued choppiness in the equity and bond markets. Such environments generally make short-term performance less predictable than usual but we believe they can open up great opportunities for long-term investors.

Given our focus on researching superior business models that we believe can perform well regardless of the macro economic climate, our analysts continue to seek to identify attractive companies selling at reasonable valuations. We believe these are the types of markets – noisy and tentative – where fundamental investing with conviction is most important for long-term investors.

During the period, in anticipation of changes in various foreign currencies, we hedged a portion of the Portfolio’s foreign currency exposure. We may continue to hedge foreign currencies by using forward currency contracts to buy and/or sell currencies in order to fix the rate at which we can exchange the currency on a future date. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Thank you for investing in Janus Aspen Balanced Portfolio.

Janus Aspen Series  June 30, 2008  3

Janus Aspen Balanced Portfolio (unaudited)

Janus Aspen Balanced Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	1.85%
EnCana Corp. (U.S. Shares)	1.28%
Syngenta A.G. (ADR)	0.74%
Hess Corp.	0.55%
Syngenta A.G.	0.54%

5 Bottom Performers – Holdings

Contribution

Fannie Mae	–0.88%
American Express Co.	–0.84%
Merck & Company, Inc.	–0.69%
General Electric Co.	–0.63%
EMC Corp.	–0.53%

5 Top Performers – Sectors

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(% of Equities)	Index Weighting

Materials	3.13%	9.17%	3.60%
Energy	2.56%	12.42%	13.67%
Utilities	0.00%	0.00%	3.67%
Telecommunication Services	-0.08%	0.15%	3.39%
Health Care	-0.45%	11.83%	11.85%

5 Bottom Performers – Sectors

	Portfolio	Portfolio Weighting	S&P 500®
	Contribution	(% of Equities)	Index Weighting

Consumer Discretionary	–2.87%	11.58%	8.60%
Industrials	–2.17%	11.82%	11.71%
Financials	–2.02%	6.07%	16.86%
Consumer Staples	–1.60%	22.11%	10.63%
Information Technology	–1.16%	14.86%	16.01%

4  Janus Aspen Series  June 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2008

ConocoPhillips Oil Companies – Integrated	3.0%
Roche Holding A.G. Medical – Drugs	2.8%
EnCana Corp. (U.S. Shares) Oil Companies – Exploration and Production	2.6%
Nestle S.A. Food – Diversified	2.0%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares) Agricultural Chemicals	1.9%

12.3%

Asset Allocation – (% of Net Assets)
As of June 30, 2008

Emerging markets comprised 1.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2008

As of December 31, 2007

Janus Aspen Series  June 30, 2008  5

Janus Aspen Balanced Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2008						Expense Ratios – for the fiscal year ended December 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Balanced Portfolio

Institutional Shares	–2.30%	1.54%	8.48%	7.27%	10.76%	0.57%

Service Shares	–2.42%	1.25%	8.21%	7.09%	10.64%	0.82%

S&P 500® Index	–11.91%	–13.12%	7.58%	2.88%	9.12%

Lehman Brothers Government/Credit Index	0.98%	7.24%	3.58%	5.69%	5.88%

Balanced Index	–6.10%	–4.18%	5.93%	4.49%	7.94%

Lipper Quartile – Institutional Shares	–	1st	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Mixed-Asset Target Allocation Moderate Funds	–	5/144	7/75	3/44	1/19

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

6  Janus Aspen Series  June 30, 2008

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Portfolios that invest in bonds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$977.00	$2.80

Hypothetical (5% return before expenses)	$1,000.00	$1,022.03	$2.87

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$975.80	$4.03

Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.12

†	Expenses are equal to the annualized expense ratio of 0.57% for Institutional Shares and 0.82% for Service Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Aspen Series  June 30, 2008  7

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Common Stock – 53.7%
Advertising Sales – 0.4%
193,855	Lamar Advertising Co. – Class A*,#	$6,984,596
Aerospace and Defense – 1.1%
816,310	BAE Systems PLC**	7,183,978
104,815	Boeing Co.	6,888,442
177,870	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	4,713,555
		18,785,975
Agricultural Chemicals – 3.6%
145,590	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	33,277,506
468,634	Syngenta A.G. (ADR)**	30,320,620
		63,598,126
Apparel Manufacturers – 0.7%
1,156,235	Esprit Holdings, Ltd.	12,035,074
Applications Software – 0.8%
490,345	Microsoft Corp.	13,489,391
Athletic Footwear – 0.5%
162,285	NIKE, Inc. – Class B	9,673,809
Audio and Video Products – 0.4%
165,605	Sony Corp. (ADR)**	7,243,563
Automotive – Cars and Light Trucks – 0.6%
207,958	BMW A.G.**	9,978,914
Beverages – Non-Alcoholic – 0.4%
128,075	Coca-Cola Co.	6,657,339
Brewery – 1.3%
334,255	InBev N.V.**	23,101,978
Building Products – Air and Heating – 0.5%
190,475	Daikin Industries, Ltd.**,#	9,595,710
Casino Hotels – 1.1%
765,324	Crown, Ltd.	6,803,377
206,965	MGM Mirage*	7,014,044
65,955	Wynn Resorts, Ltd.*,#	5,365,439
		19,182,860
Commercial Services – Finance – 0.7%
97,820	Visa, Inc.	7,953,744
171,730	Western Union Co.	4,245,166
		12,198,910
Computers – 1.5%
48,740	Apple, Inc.*	8,161,026
334,260	Hewlett-Packard Co.	14,777,634
34,775	Research In Motion, Ltd. (U.S. Shares)*	4,065,198
		27,003,858
Computers – Memory Devices – 1.1%
1,365,618	EMC Corp.*	20,060,928
Cosmetics and Toiletries – 1.6%
449,295	Avon Products, Inc.	16,183,606
164,050	Colgate-Palmolive Co.	11,335,855
		27,519,461
Diversified Operations – 2.2%
1,364,670	China Merchants Holdings International Company, Ltd.	5,265,748
230,790	Danaher Corp.	17,840,068
322,305	General Electric Co.	8,602,320
2,899,640	Melco International Development, Ltd.	2,782,938
50,180	Siemens A.G.**	5,524,662
		40,015,736
E-Commerce/Services – 0.6%
171,765	eBay, Inc.*	4,694,337
462,270	Liberty Media Corp. – Interactive Class A*	6,823,106
		11,517,443
Electric Products – Miscellaneous – 0.3%
96,340	Emerson Electric Co.	4,764,013
Electronic Components – Semiconductors – 1.8%
23,268	Samsung Electronics Company, Ltd.	13,928,320
650,999	Texas Instruments, Inc.	18,332,131
		32,260,451
Energy – Alternate Sources – 0.2%
99,180	Suntech Power Holdings Company, Ltd. (ADR)*,#	3,715,283
Enterprise Software/Services – 1.4%
1,206,180	Oracle Corp.*	25,329,780
Finance – Credit Card – 1.3%
602,013	American Express Co.	22,677,830
Finance – Investment Bankers/Brokers – 0.8%
414,894	JP Morgan Chase & Co.	14,235,013
Finance – Mortgage Loan Banker – 0.5%
463,520	Fannie Mae	9,043,275
Food – Diversified – 2.0%
797,700	Nestle S.A.**	35,965,805
Hotels and Motels – 0.8%
348,492	Starwood Hotels & Resorts Worldwide, Inc.	13,964,074
Machinery – General Industrial – 0.3%
10,935,755	Shanghai Electric Group Company, Ltd.*	5,324,923
Medical – Biomedical and Genetic – 1.6%
141,995	Celgene Corp.*	9,069,221
366,682	Gilead Sciences, Inc.*	19,415,812
		28,485,033
Medical – Drugs – 3.8%
349,675	Merck & Company, Inc.	13,179,251
278,136	Roche Holding A.G.**	49,921,174
120,780	Wyeth	5,792,609
		68,893,034
Medical – HMO – 0.3%
171,730	Coventry Health Care, Inc.*	5,224,027
Medical Instruments – 0.3%
87,180	Medtronic, Inc.	4,511,565
Medical Products – 0.2%
107,560	Nobel Biocare Holding A.G.**,#	3,496,401
Multimedia – 0.2%
247,235	News Corporation, Inc. – Class A	3,718,414
Networking Products – 0.3%
209,770	Cisco Systems, Inc.*	4,879,250
Oil Companies – Exploration and Production – 2.6%
503,525	EnCana Corp. (U.S. Shares)	45,785,528

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Oil Companies – Integrated – 4.8%
572,010	ConocoPhillips	$53,992,023
209,910	Hess Corp.	26,488,543
103,449	Suncor Energy, Inc.	6,007,633
		86,488,199
Optical Supplies – 0.3%
34,835	Alcon, Inc. (U.S. Shares)**	5,670,790
Retail – Apparel and Shoe – 0.3%
171,730	Nordstrom, Inc.	5,203,419
Retail – Consumer Electronics – 0.4%
105,035	Yamada Denki Company, Ltd.**	7,468,111
Retail – Drug Store – 1.7%
764,385	CVS/Caremark Corp.	30,246,714
Retail – Jewelry – 0.4%
162,160	Tiffany & Co.	6,608,020
Retail – Restaurants – 0.5%
145,225	McDonald’s Corp.	8,164,550
Soap and Cleaning Preparations – 1.8%
625,337	Reckitt Benckiser PLC**	31,660,270
Telecommunication Equipment – Fiber Optics – 0.8%
623,461	Corning, Inc.	14,370,776
Telephone – Integrated – 0.3%
153,295	AT&T, Inc.	5,164,509
Tobacco – 2.7%
1,077,645	Altria Group, Inc.	22,156,381
528,475	Philip Morris International Inc.	26,101,380
		48,257,761
Transportation – Railroad – 1.4%
314,721	Canadian National Railway Co. (U.S. Shares)#	15,131,785
128,489	Union Pacific Corp.	9,700,920
		24,832,705
Wireless Equipment – 0.5%
211,165	QUALCOMM, Inc.	9,369,391

Total Common Stock (cost $797,206,504)		954,422,585

Corporate Bonds – 11.7%
Agricultural Chemicals – 0%
$720,000	Mosaic Co., 6.25% senior unsecured notes due 12/1/16 (144A)‡	766,800
Automotive – Cars and Light Trucks – 0.1%
2,070,000	General Motors Nova Financial Corp. 6.85%, company guaranteed notes due 10/15/08	2,002,725
Beverages – Non-Alcoholic – 0.4%
	Dr Pepper Snapple Group:
4,210,000	6.12%, company senior notes due 5/1/13 (144A)	4,267,365
1,545,000	6.82%, company senior notes due 5/1/18 (144A)	1,551,375
1,885,000	7.45%, company notes due 5/1/38 (144A)	1,978,127
		7,796,867
Cable Television – 0.1%
$1,785,000	Comcast Corp., 6.30% company guaranteed notes due 11/15/17	1,768,933
730,000	Cox Communication Inc., 6.95% bonds, due 6/1/38 (144A)	713,789
		2,482,722
Cellular Telecommunications – 0.2%
3,621,000	Rogers Wireless Communications, Inc. 6.375%, secured notes, due 3/1/14	3,625,193
Chemicals – Diversified – 0.2%
3,541,000	E.I. Du Pont De Nemours, 5.00% senior unsecured notes, 11/5/13	3,570,883
Coal – 0.1%
1,850,000	Arch West Finance, 6.75% company guaranteed notes, due 7/1/13‡	1,813,000
Commercial Banks – 0.4%
3,175,000	Credit Suisse New York, 5.00% senior notes, due 5/15/13	3,089,799
3,915,000	U.S. Bank, 5.70% subordinated notes, due 12/15/08	3,954,702
		7,044,501
Consumer Products – Miscellaneous – 0.2%
	Clorox Co.:
950,000	5.00%, senior unsecured notes due 3/1/13	933,690
2,135,000	5.95%, senior unsecured notes due 10/15/17	2,137,789
		3,071,479
Data Processing and Management – 0.2%
	Fiserv, Inc.:
1,740,000	6.125%, company guaranteed notes due 11/20/15	1,748,792
1,740,000	6.80%, company guaranteed notes due 11/20/17	1,760,243
		3,509,035
Diversified Financial Services – 0.2%
2,835,000	General Electric Capital Corp., 6.75% senior unsecured notes, due 3/15/32	2,854,703
Diversified Operations – 0.7%
1,590,000	Eaton Corp., 4.90% senior unsecured notes, due 5/15/13	1,585,845
	Dover Corp.:
2,285,000	5.45%, senior unsecured notes due 3/15/18	2,237,678
1,150,000	6.60%, senior unsecured notes due 3/15/38	1,191,201
7,715,000	General Electric Co., 5.25% senior unsecured notes, due 12/6/17	7,416,676
		12,431,400
Electric – Generation – 0.2%
1,895,000	Allegheny Energy Supply Company LLC 8.25%, senior unsecured notes due 4/15/12 (144A)‡	1,975,538
920,000	Edison Mission Energy, 7.00% senior unsecured notes, due 5/15/17	860,200
		2,835,738

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  9

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Electric – Integrated – 1.3%
$900,000	Centerpoint Energy Inc., 6.50% senior notes, due 5/1/18	$879,005
3,780,000	CMS Energy Corp., 6.30% senior unsecured notes, due 2/1/12	3,745,780
1,145,000	Consumers Energy Co., 5.65% first mortgage notes, due 9/15/18	1,125,071
	Duke Energy Carolinas LLC:
885,000	5.10%, first mortgage notes, due 4/15/18	863,116
1,240,000	6.05%, first mortgage notes, due 4/15/38	1,225,855
	Pacific Gas and Electric Co.:
495,000	3.60%, senior unsecured notes due 3/1/09	494,598
1,740,000	4.20%, senior unsecured notes due 3/1/11	1,725,408
680,000	Pacificorp, 6.25% first mortgage notes, due 10/15/37	672,442
3,665,000	Tampa Electric, 6.10% notes, due 5/15/18	3,657,157
4,030,000	Virginia Electric & Power Co., 5.10% senior unsecured notes, due 11/30/12	4,032,010
3,985,000	West Penn Power Co., 5.95% first mortgage notes, due 12/15/17 (144A)	3,991,117
		22,411,559
Enterprise Software/Services – 0.2%
3,804,000	BMC Software Inc., 7.25% senior unsecured notes, due 6/1/18	3,854,620
Fiduciary Banks – 0.1%
1,755,000	Bank of New York Mellon, 4.50% senior unsecured notes, due 4/1/13	1,710,788
Finance – Auto Loans – 0.1%
1,700,000	Ford Motor Credit Company LLC, 7.25% senior unsecured notes, due 10/25/11	1,317,434
Finance – Investment Bankers/Brokers – 1.0%
1,675,000	Citigroup, Inc., 6.125% senior unsecured notes, due 11/21/17	1,607,503
	Goldman Sachs Group, Inc.:
923,000	5.95%, senior unsecured notes due 1/18/18	886,040
4,580,000	6.15%, senior notes, due 4/1/18	4,443,327
3,555,000	JP Morgan Chase & Co, 6.00% senior notes, due 1/15/18	3,463,075
1,700,000	Lehman Brothers Holdings, 6.00% senior notes, due 7/19/12	1,645,850
	Morgan Stanley Co.:
4,515,000	5.95%, senior unsecured notes due 12/28/17	4,098,740
1,930,000	6.625%, senior unsecured notes due 4/1/18	1,828,723
		17,973,258
Food – Diversified – 0.1%
1,200,000	General Mills, Inc., 5.20% senior unsecured notes, 3/17/15	1,171,543
860,000	Kellogg Co., 4.25% senior unsecured notes, due 3/6/13	835,446
		2,006,989
Food – Retail – 0.2%
	Kroger Co.:
$2,490,000	6.40%, company guaranteed notes due 8/15/17	2,539,692
990,000	6.15%, company guaranteed notes due 1/15/20	979,521
765,000	Stater Brothers Holdings, Inc., 7.75% company guaranteed notes, due 4/15/15	759,263
		4,278,476
Food – Wholesale/Distribution – 0.3%
5,370,000	Supervalu, Inc., 7.50% senior unsecured notes, due 11/15/14	5,376,713
Independent Power Producer – 0.4%
	NRG Energy, Inc.:
1,845,000	7.375%, company guaranteed notes due 2/1/16	1,736,606
1,050,000	7.375%, company guaranteed notes due 1/15/17	992,250
	Reliant Energy, Inc.:
4,210,000	7.625%, senior unsecured notes due 6/15/14#	4,104,750
1,195,000	7.875%, senior unsecured notes due 6/15/17#	1,168,113
		8,001,719
Machinery – Construction and Mining – 0.1%
1,105,000	Atlas Copco A.B., 5.60% senior unsecured notes due 5/22/17 (144A)§	1,074,965
Medical – Hospitals – 0.3%
	HCA, Inc.:
1,890,000	6.50%, senior unsecured notes due 2/15/16	1,573,425
2,865,000	9.25%, senior secured notes due 11/15/16	2,950,950
		4,524,375
Medical Products – 0.3%
	Covidien International Finance S.A.:
2,010,000	5.45%, company guaranteed notes due 10/15/12	2,037,676
2,710,000	6.00%, company guaranteed notes due 10/15/17	2,742,772
		4,780,448
Multimedia – 0.3%
1,065,000	Viacom, Inc., 6.125% senior unsecured notes, due 10/5/17	1,021,150
4,235,000	Walt Disney Co., 4.70% senior unsecured notes, due 12/1/12	4,261,651
		5,282,801
Office Automation and Equipment – 0.2%
	Xerox Corp.:
1,235,000	5.65%, senior notes, due 5/15/13	1,222,722
1,760,000	6.35%, senior notes, due 5/15/18	1,737,296
		2,960,018

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Oil Companies – Exploration and Production – 0.7%
$1,000,000	Chesapeake Energy Corp, 7.25% senior notes, due 12/15/18	$972,500
3,725,000	Encana, Corp., 6.50% unsubordinated notes, due 2/1/38	3,684,691
	Forest Oil Corp.:
335,000	8.00%, company guaranteed notes due 12/15/11	345,050
280,000	7.25%, senior notes due 6/15/19 (144A)	268,800
3,572,000	7.25%, company guaranteed notes due 6/15/19	3,429,120
450,000	Sandbridge Energy, Inc., 8.00% senior notes, due 6/1/18 (144A)	452,250
	XTO Energy, Inc.:
1,835,000	5.50%, senior unsecured notes due 6/15/18	1,752,390
1,855,000	6.375%, senior unsecured notes due 6/15/38	1,772,833
		12,677,634
Oil Companies – Integrated – 0.1%
905,000	Suncor Energy Inc., 6.10% company notes, due 6/1/18	907,741
Pipelines – 0.9%
3,785,000	El Paso Corp., 7.00% senior unsecured notes, due 6/15/17	3,704,334
	Kinder Morgan Energy Partners, L.P.:
930,000	6.00%, senior unsecured notes due 2/1/17	918,927
645,000	5.95%, senior unsecured notes due 2/15/18	628,393
564,000	6.50%, senior unsecured notes due 2/1/37	533,290
645,000	6.95%, senior unsecured notes due 1/15/38	640,177
5,910,000	Kinder Morgan Finance Co., 5.70% company guaranteed notes, due 1/5/16	5,259,899
855,000	Plains All American Pipeline, L.P., 6.50% senior notes, due 5/1/18 (144A)	851,811
745,000	Southern Natural Gas Co., 5.90% senior unsecured notes due 4/1/17 (144A)	711,725
	Teppco Partners, L.P.:
1,760,000	6.65%, corporate notes, due 4/15/18	1,781,097
1,760,000	7.55%, corporate bonds, due 4/15/38	1,834,728
		16,864,381
Retail – Discount – 0.1%
	Wal-Mart Stores, Inc.:
1,245,000	4.25%, senior notes due 4/15/13	1,238,030
1,245,000	6.20%, senior notes due 4/15/38	1,223,280
		2,461,310
Retail – Regional Department Stores – 0.2%
3,210,000	May Department Stores Co., 4.80% company guaranteed notes, due 7/15/09	3,145,826
Special Purpose Entity – 0.1%
	Petroplus Finance, Ltd.:
1,455,000	6.75%, company guaranteed notes due 5/1/14 (144A)	1,316,775
373,000	7.00%, company guaranteed notes due 5/1/17 (144A)	329,173
		1,645,948
Steel – Producers – 0.6%
	ArcelorMittal:
3,700,000	5.375%, notes, due 6/1/13 (144A)	3,643,323
2,645,000	6.125%, notes, due 6/1/18 (144A)	2,584,842
3,718,000	Steel Dynamics, Inc., 7.75% senior notes, due 4/15/16 (144A)	3,699,411
		9,927,576
Super-Regional Banks – 0.4%
	Bank of America Corp.:
3,685,000	4.90%, notes, due 5/1/13	3,556,235
3,685,000	5.65%, notes, due 5/1/18	3,440,268
		6,996,503
Telephone – Integrated – 0.4%
	AT&T, Inc.:
5,005,000	4.95%, senior unsecured notes, due 1/15/13	4,987,653
1,220,000	5.50%, senior unsecured notes due 2/1/18	1,182,190
1,745,000	5.60%, senior unsecured notes due 5/15/18	1,702,563
		7,872,406
Transportation – Railroad – 0.4%
2,055,000	Burlington North Santa Fe, 5.75% senior unsecured notes, due 3/15/18	2,008,573
1,445,000	Canadian National Railway Co. 4.25%, senior unsecured notes due 8/1/09	1,442,702
3,690,000	Union Pacific Corp., 5.70% senior unsecured notes, due 8/15/18	3,600,858
		7,052,133

Total Corporate Bonds (cost $214,149,290)		208,910,667

Preferred Stock – 0.3%
U.S. Government Agencies – 0.3%
3,675,000	Fannie Mae, 2.75%	3,601,011
1,830,000	Fannie Mae, 3.375%	1,820,974

Total Preferred Stock (cost $5,474,641)		5,421,985

Mortgage Backed Securities – 2.7%
	Fannie Mae:
4,483,279	4.50%, due 6/1/23	4,336,729
3,659,856	5.50%, due 6/1/37	3,612,115
3,651,737	6.00%, due 3/1/38	3,688,182
3,690,456	5.00%, due 5/1/38	3,540,605
3,674,580	5.50%, due 5/1/38	3,626,280
3,665,000	5.50%, due 6/1/38	3,616,825
7,392,174	5.50%, due 5/1/38	7,295,004
3,665,000	5.50%, due 6/1/38	3,616,825
	Freddie Mac:
3,649,383	4.50%, due 4/1/23	3,528,953
1,760,249	5.50%, due 2/1/38	1,735,771
3,335,129	5.00%, due 4/1/38	3,198,662

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  11

Janus Aspen Balanced Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Mortgage Backed Securities – (continued)
$843,603	4.50%, due 5/1/38	$782,722
2,847,101	4.50%, due 5/1/38	2,641,631
3,680,845	5.00%, due 5/1/38	3,530,232

Total Mortgage Backed Securities (cost $49,629,863)		48,750,536

U.S. Government Agencies – 0.9%
	Fannie Mae:
3,120,000	5.25%, notes, due 1/15/09	3,160,625
655,000	6.375%, notes, due 6/15/09#	677,231
4,712,000	4.875%, notes, due 5/18/12	4,871,732
3,675,000	Federal Home Loan Bank System 2.75%, bonds, due 6/18/10	3,641,576
	Freddie Mac:
1,665,000	5.75%, notes, due 3/15/09#	1,698,769
1,565,000	7.00%, notes, due 3/15/10	1,666,536

Total U.S. Government Agencies (cost $15,529,402)		15,716,469

U.S. Treasury Notes/Bonds – 25.9%
12,923,000	4.375%, due 11/15/08#	13,030,015
4,826,000	4.75%, due 12/31/08	4,887,454
35,604,000	4.875%, due 1/31/09#	36,168,643
17,836,000	4.50%, due 2/15/09	18,078,463
14,247,000	3.125%, due 4/15/09#	14,332,710
1,705,000	4.875%, due 5/15/09#	1,741,364
1,595,000	4.875%, due 5/31/09#	1,630,888
14,989,000	6.00%, due 8/15/09#	15,570,993
9,721,000	4.625%, due 11/15/09#	10,018,706
15,185,000	2.125%, due 1/31/10#	15,106,706
18,468,000	4.00%, due 4/15/10#	18,938,361
2,026,000	4.50%, due 5/15/10#	2,097,384
5,635,000	2.625%, due 5/31/10#	5,638,522
5,051,000	3.625%, due 6/15/10#	5,152,808
3,580,000	2.875%, due 6/30/10	3,597,900
14,560,000	4.50%, due 11/15/10#	15,157,193
14,841,000	4.50%, due 2/28/11	15,471,743
13,589,000	4.875%, due 4/30/11	14,324,722
1,835,000	4.875%, due 5/31/11#	1,936,498
7,122,000	4.875%, due 7/31/11#	7,524,279
12,843,000	5.00%, due 8/15/11	13,636,659
17,035,000	4.875%, due 6/30/12#	18,102,345
6,819,000	4.125%, due 8/31/12#	7,058,197
220,000	3.375%, due 11/30/12#	220,963
525,000	2.875%, due 1/31/13#	516,018
975,000	2.75%, due 2/28/13#	951,844
1,506,000	2.50%, due 3/31/13	1,452,938
5,217,930	2.00%, due 4/15/13ÇÇ	5,198,770
3,685,000	3.125%, due 4/30/13#	3,654,198
10,975,000	3.50%, due 5/31/13#	11,056,456
1,740,000	3.375%, due 6/30/13	1,743,806
9,205,000	4.25%, due 8/15/14	9,617,071
940,000	4.125%, due 5/15/15#	971,357
34,336,000	4.25%, due 8/15/15#	35,674,554
9,329,000	4.50%, due 2/15/16	9,813,670
23,553,000	5.125%, due 5/15/16#	25,680,118
11,088,000	7.25%, due 5/15/16	13,623,515
3,650,000	4.875%, due 8/15/16#	3,913,198
5,264,505	2.00%, due 1/15/18ÇÇ	5,347,994
410,000	3.50%, due 2/15/18#	394,657
16,052,000	3.875%, due 5/15/18#	15,917,821
3,864,000	7.875%, due 2/15/21	5,151,798
3,960,000	7.25%, due 8/15/22#	5,102,214
8,926,000	6.00%, due 2/15/26	10,453,881
685,000	5.25%, due 2/15/29#	743,172
7,931,747	3.375%, due 4/15/32ÇÇ	9,980,985
838,000	4.75%, due 2/15/37	865,366
3,405,000	5.00%, due 5/15/37#	3,659,313
19,725,000	4.375%, due 2/15/38#	19,225,721

Total U.S. Treasury Notes/Bonds (cost $446,903,554)		460,133,951

Money Markets – 1.8%
8,126,800	Janus Institutional Cash Management Fund – Institutional Shares, 2.64%	8,126,800
23,829,000	Janus Institutional Money Market Fund – Institutional Shares, 2.63%	23,829,000

Total Money Markets (cost $31,955,800)		31,955,800

Other Securities – 16.3%
94,713,704	Allianz Dresdner Daily Asset Fund†	94,713,704
65,234,410	Repurchase Agreements†	65,234,410
	Time Deposits:
14,207,509	Abbey National Treasury Services, N.A. 2.4375%, 7/1/08†	14,207,509
7,611,946	ABN-AMRO Bank N.V., N.A., 2.125% 7/1/08†	7,611,946
8,606,472	BNP Paribas, New York, N.A., 3.00% 7/1/08†	8,606,472
1,311,462	Calyon, N.A., 2.750003%, 7/1/08†	1,311,462
13,661,066	Danske Bank, A/S Cayman Islands, N.A. 3.15%, 7/1/08†	13,661,066
1,194,961	Deutsche Bank Cayman Islands, N.A. 2.499997%, 7/1/08†	1,194,961
13,661,066	Dexia Bank S.A. Brussels, N.A., 3.15% 7/1/08†	13,661,066
13,661,066	ING Bank N.V., Amsterdam, N.A. 2.50% 7/1/08†	13,661,066
13,295,019	Lloyd’s TSB Bank PLC London, N.A. 2.50%, 7/1/08†	13,295,019
1,366,107	Natixis, N.A., 2.25%, 7/1/08†	1,366,107
14,237,563	Nordea Bank PLC Finland, N.A., 2.25% 7/1/08†	14,237,563
13,661,066	Rabobank London, N.A., 2.50%, 7/1/08†	13,661,066
13,606,422	Wells Fargo Bank, N.A., 2.25%, 7/1/08†	13,606,422
		130,081,725

Total Other Securities (cost $290,029,839)		290,029,839

Total Investments (total cost $1,850,878,893) – 113.3%		2,015,341,832

Liabilities, net of Cash, Receivables and Other Assets – (13.3)%		(236,617,432)

Net Assets – 100%		$1,778,724,400

See Notes to Schedule of Investments and Financial Statements.

12  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

As of June 30, 2008

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$6,803,377	0.3%
Belgium	23,101,978	1.2%
Bermuda	12,035,074	0.6%
Brazil	4,713,555	0.2%
Canada	116,598,169	5.8%
Cayman Islands	3,715,283	0.2%
China	5,654,096	0.3%
Germany	15,503,576	0.8%
Hong Kong	8,048,686	0.4%
Japan	24,307,384	1.2%
South Korea	13,928,320	0.7%
Switzerland	125,374,790	6.2%
United Kingdom	38,844,248	1.9%
United States††	1,616,713,296	80.2%

Total	$2,015,341,832	100.0%

††	Includes Short-Term Securities and Other Securities (64.2% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 8/14/08	1,400,000	$2,778,222	$(66,912)
British Pound 11/12/08	8,500,000	16,751,287	(413,182)
Euro 10/23/08	9,100,000	14,240,483	(195,543)
Japanese Yen 8/14/08	390,000,000	3,682,855	(13,752)
Swiss Franc 11/12/08	46,500,000	45,589,577	(713,637)

Total		$83,042,424	$(1,403,026)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  13

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2008 (unaudited)	Balanced
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost(1)	$1,850,879
Unaffiliated Investments at value(1)	$1,983,386
Affiliated money market investments	31,956
Cash	300
Cash denominated in foreign currency (cost $67)	67
Receivables:
Investments sold	53,130
Portfolio shares sold	419
Dividends	2,073
Interest	8,877
Non-interested Trustees’ deferred compensation	33
Other assets	1
Total Assets	2,080,242
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	290,030
Investments purchased	6,938
Portfolio shares repurchased	2,066
Advisory fees	824
Transfer agent fees and expenses	–
Distribution fees – Service Shares	121
Non-interested Trustees’ fees and expenses	12
Non-interested Trustees’ deferred compensation fees	33
Accrued expenses and other payables	91
Forward currency contracts	1,403
Total Liabilities	301,518
Net Assets	$1,778,724
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,529,164
Undistributed net investment income/(loss)*	4,788
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	81,731
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	163,041
Total Net Assets	$1,778,724
Net Assets – Institutional Shares	$1,200,546
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	44,579
Net Asset Value Per Share	$26.93
Net Assets – Service Shares	$578,178
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	20,702
Net Asset Value Per Share	$27.93

*	See Note 3 in Notes to Financial Statements.

(1)	Investments at cost and value include $283,681,538 of securities loaned (Note 1).

See Notes to Financial Statements.

14  Janus Aspen Series  June 30, 2008

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Balanced
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$17,253
Securities lending income	1,122
Dividends	12,068
Dividends from affiliates	536
Foreign tax withheld	(812)
Total Investment Income	30,167
Expenses:
Advisory fees	5,015
Transfer agent fees and expenses	3
Non-interested Trustees’ fees and expenses	24
Distribution fees – Service Shares	709
Other expenses	171
Non-recurring costs (Note 2)	–
Cost assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	5,922
Expense and Fee Offset	(7)
Net Expenses	5,915
Net Investment Income/(Loss)	24,252
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	84,056
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(152,640)
Payment from affiliate (Note 2)	1
Net Gain/(Loss) on Investments	(68,583)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(44,331)

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  15

Statements of Changes in Net Assets

	Janus Aspen
For the sixth-month period ended June 30, 2008 (unaudited)	Balanced
and for the fiscal year ended December 31, 2007	Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$24,252	$48,492
Net realized gain/(loss) from investment and foreign currency transactions	84,056	124,759
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(152,640)	22,714
Payment from affiliate (Note 2)	1	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	(44,331)	195,965
Dividends and Distributions to Shareholders:
Net investment income *
Institutional Shares	(17,821)	(35,086)
Service Shares	(7,697)	(12,684)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(81,125)	–
Service Shares	(37,721)	–
Net (Decrease) from Dividends and Distributions	(144,364)	(47,770)
Capital Share Transactions:
Shares sold
Institutional Shares	15,136	23,903
Service Shares	63,717	85,791
Reinvested dividends and distributions
Institutional Shares	98,946	35,086
Service Shares	45,418	12,684
Shares repurchased
Institutional Shares	(120,432)	(307,076)
Service Shares	(49,975)	(68,411)
Net Increase/(Decrease) from Capital Share Transactions	52,810	(218,023)
Net Increase/(Decrease) in Net Assets	(135,885)	(69,828)
Net Assets:
Beginning of period	1,914,609	1,984,437
End of period	$1,778,724	$1,914,609

Undistributed net investment income/(loss)*	$4,788	$6,054

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

16  Janus Aspen Series  June 30, 2008

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each		Janus Aspen Balanced Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$30.04	$27.89	$25.74	$24.39	$22.98	$20.59
Income from Investment Operations:
Net investment income/(loss)	.42	.82	.61	.61	.60	.47
Net gain/(loss) on securities (both realized and unrealized)	(1.12)	2.09	2.12	1.31	1.35	2.40
Total from Investment Operations	(.70)	2.91	2.73	1.92	1.95	2.87
Less Distributions and Other:
Dividends (from net investment income)*	(.43)	(.76)	(.58)	(.57)	(.54)	(.48)
Distributions (from capital gains)*	(1.98)	–	–	–	–	–
Payment from affiliate	–(1)	–	–(1)	–(1)	–	–
Total Distributions and Other	(2.41)	(.76)	(.58)	(.57)	(.54)	(.48)
Net Asset Value, End of Period	$26.93	$30.04	$27.89	$25.74	$24.39	$22.98
Total Return**	(2.30)%(2)	10.50%	10.72%(2)	7.95%(2)	8.53%	14.05%
Net Assets, End of Period (in thousands)	$1,200,546	$1,335,428	$1,475,350	$1,681,985	$2,395,562	$3,253,664
Average Net Assets for the Period (in thousands)	$1,270,165	$1,417,947	$1,554,032	$1,887,185	$3,012,164	$3,183,585
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.57%	0.57%	0.58%	0.57%	0.61%	0.67%
Ratio of Net Expenses to Average Net Assets***(4)	0.57%	0.57%	0.57%	0.56%	0.61%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.73%	2.54%	2.04%	2.01%	2.08%	2.12%
Portfolio Turnover Rate***	85%	54%	52%	52%	64%	69%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each		Janus Aspen Balanced Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$31.07	$28.83	$26.61	$25.24	$23.82	$21.32
Income from Investment Operations:
Net investment income/(loss)	.40	.70	.49	.45	.44	.39
Net gain/(loss) on securities (both realized and unrealized)	(1.16)	2.24	2.27	1.46	1.52	2.52
Total from Investment Operations	(.76)	2.94	2.76	1.91	1.96	2.91
Less Distributions and Other:
Dividends (from net investment income)*	(.40)	(.70)	(.54)	(.54)	(.54)	(.41)
Distributions (from capital gains)*	(1.98)	–	–	–	–	–
Payment from affiliate	–(1)	–	–(1)	–(1)	–	–
Total Distributions and Other	(2.38)	(.70)	(.54)	(.54)	(.54)	(.41)
Net Asset Value, End of Period	$27.93	$31.07	$28.83	$26.61	$25.24	$23.82
Total Return**	(2.42)%(2)	10.25%	10.46%(2)	7.62%(2)	8.29%	13.72%
Net Assets, End of Period (in thousands)	$578,178	$579,181	$509,087	$559,467	$514,135	$431,044
Average Net Assets for the Period (in thousands)	$570,115	$545,997	$515,319	$526,693	$465,719	$349,871
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.82%	0.82%	0.83%	0.82%	0.86%	0.92%
Ratio of Net Expenses to Average Net Assets***(4)	0.82%	0.82%	0.82%	0.82%	0.86%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.48%	2.27%	1.79%	1.77%	1.85%	1.86%
Portfolio Turnover Rate***	85%	54%	52%	52%	64%	69%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	During the fiscal year or period ended, Janus Capital Management LLC (“Janus Capital”) and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2008, 2007, 2006, 2005, and 2004.
(4)	See “Explanations of Charts, Tables and Financial Statements.”

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  17

Notes to Schedule of Investments (unaudited)

Balanced Index	An internally-calculated, hypothetical combination of unmanaged indices that combines total returns from the S&P 500® Index (55%) and Lehman Brothers Government/Credit Index (45%).

Lehman Brothers Government/Credit Index	Is composed of all bonds that are investment grade with at least one year until maturity.

Lipper Variable Annuity Mixed-Asset Target Allocation Moderate Funds	Funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales and/or securities with extended settlement dates.
‡	Rate is subject to change. Rate shown reflects current rate.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).
#	Loaned security; a portion or all of the security is on loan at June 30, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

§  Schedule of Restricted and Illiquid Securities (as of June 30, 2008)

	Acquisition	Acquisition		Value as a %
	Date	Cost	Value	of Net Assets

Janus Aspen Balanced Portfolio
Atlas Copco A.B., 5.60%, senior unsecured notes, due 5/22/17 (144A)	5/15/07	$1,104,503	$1,074,965	0.1%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2008. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Balanced Portfolio	$954,422,584	$1,060,919,248	$–

Other Financial Instruments(a):
Janus Aspen Balanced Portfolio	(1,403,026)	–	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales, and/or securities with extended settlement dates as of June 30, 2008 are noted below.

Portfolio	Aggregate Value

Janus Aspen Balanced Portfolio	$218,066,420

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2008.

18  Janus Aspen Series  June 30, 2008

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Balanced Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers sixteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other

Janus Aspen Series  June 30, 2008  19

Notes to Financial Statements (unaudited) (continued)

financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2008, the Portfolio had on loan securities valued as indicated:

Value at
Portfolio	June 30, 2008

Janus Aspen Balanced Portfolio	$283,681,538

As of June 30, 2008, the Portfolio received cash collateral for securities lending activity as indicated:

Cash Collateral at
Portfolio	June 30, 2008

Janus Aspen Balanced Portfolio	$290,029,839

As of June 30, 2008, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, unless noted in the following tables:

Time Deposits at
Portfolio	June 30, 2008

Janus Aspen Balanced Portfolio	$130,081,725

Repurchase Agreements at
Portfolio	June 30, 2008

Janus Aspen Balanced Portfolio	$65,234,410

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds.

Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to

20  Janus Aspen Series  June 30, 2008

meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may enter into swap agreements to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying option is that the Portfolio

Janus Aspen Series  June 30, 2008  21

Notes to Financial Statements (unaudited) (continued)

pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Floating Rate Loans
The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (the CD Rate). If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the six-month period ended June 30, 2008 are indicated in the table below:

Portfolio	Average Monthly Value	Rates

Janus Aspen Balanced Portfolio	$2,358,427	1.50% – 7.08%

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited

22  Janus Aspen Series  June 30, 2008

because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically

Janus Aspen Series  June 30, 2008  23

Notes to Financial Statements (unaudited) (continued)

reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Portfolio intends to avail itself to the fair value option.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of

24  Janus Aspen Series  June 30, 2008

SFAS No. 161 on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.55%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $21,861 was paid by the Trust during the six-month period ended June 30, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2008.

During the six-month period ended June 30, 2008 , Janus Capital reimbursed the Portfolio as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below. Reimbursements are included in “Payment from affiliate” on the Statements of Changes in Net Assets.

For the six-month period ended June 30, 2008

Portfolio

Janus Aspen Balanced Portfolio – Institutional Shares	$659
Janus Aspen Balanced Portfolio – Service Shares	309

For the six-month period ended June 30, 2008, Janus Capital assumed $39,515 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Janus Aspen Series  June 30, 2008  25

Notes to Financial Statements (unaudited) (continued)

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/08

Janus Aspen Balanced Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$94,487,134	$102,198,834	$193,172	$8,126,800
Janus Institutional Money Market Fund – Institutional Shares	270,304,208	263,558,708	343,059	23,829,000

	$364,791,342	$365,757,542	$536,231	$31,955,800

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)	Net Tax Appreciation

Janus Aspen Balanced Portfolio	$1,853,296,794	$253,861,169	$(91,816,131)	$162,045,038

During the year ended December 31, 2007, the following capital loss carryovers were utilized by the Portfolio as indicated in the table below.

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Balanced Portfolio	$7,667,345

26  Janus Aspen Series  June 30, 2008

4.	Capital Share Transactions

For the six-month period ended June 30, 2008 (unaudited) and
the fiscal year ended December 31, 2007	Janus Aspen Balanced Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	506	820
Reinvested dividends and distributions	3,681	1,189
Shares repurchased	(4,059)	(10,463)
Net Increase/(Decrease) in Portfolio Shares	128	(8,454)
Shares Outstanding, Beginning of Period	44,451	52,905
Shares Outstanding, End of Period	44,579	44,451
Transactions in Portfolio Shares – Service Shares
Shares sold	2,063	2,824
Reinvested dividends and distributions	1,629	415
Shares repurchased	(1,631)	(2,255)
Net Increase/(Decrease) in Portfolio Shares	2,061	984
Shares Outstanding, Beginning of Period	18,641	17,657
Shares Outstanding, End of Period	20,702	18,641

5.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and option contracts) were as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Balanced Portfolio	$457,262,643	$443,611,967	$303,930,904	$428,072,313

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC,

Janus Aspen Series  June 30, 2008  27

Notes to Financial Statements (unaudited) (continued)

Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

28  Janus Aspen Series  June 30, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series  June 30, 2008  29

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

30  Janus Aspen Series  June 30, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

Janus Aspen Series  June 30, 2008  31

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

32  Janus Aspen Series  June 30, 2008

Notes

Janus Aspen Series  June 30, 2008  33

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market
Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/08)

C-0708-419	109-24-704 08-08

2008 Semiannual Report
Janus Aspen Series

Janus Aspen Flexible Bond Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Schedule of Investments	16
Notes to Financial Statements	17
Additional Information	28
Explanations of Charts, Tables and Financial Statements	29

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2009. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2008  1

Janus Aspen Flexible Bond Portfolio (unaudited)

Portfolio Snapshot
This bond portfolio continually adjusts its allocations among different types of bond investments in an attempt to take advantage of ever-changing market conditions.

Gibson Smith
co-portfolio manager

Darrell Watters
co-portfolio manager

Performance Overview

During the six-month period ended June 30, 2008, Janus Aspen Flexible Bond Portfolio’s Institutional Shares and Service Shares returned 1.65% and 1.45%, respectively, compared to a 1.13% return for the Portfolio’s benchmark, the Lehman Brothers Aggregate Bond Index.

Economic Update

Stock prices rebounded from the March lows into May but fell again in June. While economic growth during the first quarter proved to be stronger than initially reported, consumer confidence slumped, tight credit conditions prevailed and inflationary pressure remained elevated in the period. The U.S. Federal Reserve (Fed) held its target interest rate steady at its June meeting, which represented a shift in focus from stabilizing economic growth to controlling inflation.

Returns in the bond market were mixed, with riskier segments performing worse than higher quality segments. Interest rates continued to be volatile, coming off lows through most of the period. However, sentiment shifted again late in the period and rates moved down. The difference between the yields on investment grade, high-yield corporate bonds and government bonds of the same maturity hit their widest levels in mid-March but finished well off of these highs.

U.S. Treasury and Bond Selection in the Credit Sector Aided Performance

Against the backdrop of uncertainty and risk aversion, the Portfolio’s U.S. Treasury overweight position versus the benchmark provided the strongest contribution to performance. We believe our bias toward holding a large position in U.S. Treasuries and other high-quality securities protected shareholders from much of the spread widening that occurred in the credit and mortgage areas of the market. This defensive position, in the interest of preservation of capital, proved timely.

Within our credit allocation, individual credits boosted performance. Among the top contributing credits over the period were Energy Future Holdings, formerly TXU Energy before it was taken private, and Allegheny Energy Supply Company. Energy Future Holdings was a solid performer as this Texas-based utility company benefited from what we believe is its competitive position, its ability to generate strong free cash flows and reduce overall leverage. Allegheny Energy Supply Company also added to the performance of the Portfolio, coming off the late December 2007 S&P upgrade which took the name from the high yield space to BBB-, or investment grade. This company benefited from higher than expected demand in the northeast portion of the U.S. and given its recent performance may still be owned by high-yield investors as well as new investment-grade investors. All of these factors contributed to the Portfolio’s outperformance of the benchmark.

Mortgage-Backed Securities and Agency/Government Sponsored Bonds Detracted from Returns

Our relative underweight position in mortgage-backed securities proved to be detrimental during the period due to the general outperformance of this spread product. In addition, our underweight in agency/government sponsored bonds also detracted from relative performance during the period. Both of these markets did relatively well during the period, based mainly on the market sentiment that the flight to quality Treasuries was no longer necessary. We continue to believe that the Treasury market is still the best place to be to seek to protect capital against the further unwinding of the credit crisis.

During the period, investment bank/brokerage company Morgan Stanley was the Portfolio’s largest individual detractor. Increased volatility in many brokerage names given the continued write-down on real estate investments within this space and the concerns regarding a slowing of consumer spending hurt this group overall. Also a detractor during the first half of the year was Forest Oil. This company made a private acquisition that will likely increase its footprint in the very important Haynesville Shale. In order to complete this acquisition, they used a large portion of their discretionary cash flow and gave guidance to that effect. Historically, this company has maintained very positive free cash flow and we continue to have confidence in the management.

Outlook

The Fed is navigating through significant, and in some cases, countervailing currents. Against the backdrop of a credit crisis, weak housing data and sluggish economic activity, the Fed

2  Janus Aspen Series  June 30, 2008

(unaudited)

must tackle persistent inflation, soaring energy and food costs and a weakening dollar.

We do not make broad economic predictions but we see the challenges that these factors play in understanding the outlook for our holdings. With the Fed seemingly boxed in on interest policy and with little reason to believe any of the key factors will abate quickly, we think there will be continued choppiness in the equity and bond markets. Such environments generally make short-term performance less predictable than usual but we believe they can open up great opportunities for long-term investors.

Given our focus on researching superior business models that we believe can perform well regardless of the macro economic climate, our analysts continue to seek to identify attractive companies selling at reasonable valuations. We believe these are the types of markets – noisy and tentative – where fundamental investing with conviction is most important for long-term investors.

Thank you for entrusting your assets to us and your investment in Janus Aspen Flexible Bond Portfolio.

Janus Aspen Series  June 30, 2008  3

Janus Aspen Flexible Bond Portfolio (unaudited)

Janus Aspen Flexible Bond Portfolio At A Glance

Portfolio Profile
June 30, 2008

Weighted Average Maturity	6.9 Years
Average Effective Duration*	4.7 Years
30-day Current Yield**
Institutional Shares	4.29%
Service Shares	4.05%
Weighted Average Fixed Income Credit Rating	AA
Number of Bonds/Notes	213

*	A Theoretical measure of price volatility
**	Yield will fluctuate

Ratings†Summary – (% of Net Assets)
June 30, 2008

AAA	62.5%
AA	4.7%
A	5.3%
BBB	11.9%
BB	6.1%
B	4.1%
Other	5.4%

†	Rated by Standard & Poor’s

Significant Areas of Investment – (% of Net Assets)
As of June 30, 2008

Asset Allocation – (% of Net Assets)
As of June 30, 2008

Emerging markets comprised 0.1% of total net assets.

4  Janus Aspen Series  June 30, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2008						Expense Ratios – for the fiscal year ended December 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Flexible Bond Portfolio

Institutional Shares	1.65%	7.64%	3.87%	5.43%	6.95%	0.62%	0.62%(a)

Service Shares	1.45%	7.44%	3.61%	5.17%	6.75%	0.87%	0.87%(b)

Lehman Brothers Aggregate Bond Index	1.13%	7.12%	3.86%	5.68%	5.95%

Lipper Quartile – Institutional Shares	–	2nd	2nd	2nd	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Intermediate Investment Grade Debt Funds	–	20/64	15/52	6/22	1/12

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a) At December 31, 2007, Janus Capital contractually agreed to waive the Portfolio’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

(b) At December 31, 2007, Janus Capital contractually agreed to waive the Portfolio’s total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2009. The expense waiver is detailed in the Statement of Additional Information. Returns and yields shown include fee waivers, if any, and without such waivers, returns would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s total operating expenses did not exceed the expense limit so no waivers were in effect for the fiscal year ended December 31, 2007.
See important disclosures on the next page.

Janus Aspen Series  June 30, 2008  5

Janus Aspen Flexible Bond Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with non-investment grade debt securities and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Portfolios that invest in bonds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond portfolios. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Portfolio and selling of bonds within the Portfolio by the portfolio managers.

High-yield/high-risk bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$1,016.50	$3.01

Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$1,014.50	$4.26

Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.27

†	Expenses are equal to the annualized expense ratio of 0.60% for Institutional Shares and 0.85% for Service Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

6  Janus Aspen Series  June 30, 2008

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value
Bank Loan – 0.2%
Satellite Telecommunications – 0.2%
$543,000	INTELSAT Bermuda, Ltd., 5.20% bank loan, due 2/3/14‡ (cost $540,753)	545,487

Corporate Bonds – 34.0%
Agricultural Operations – 0.2%
537,000	Bunge Limited Finance Corp., 4.375% company guaranteed notes, due 12/15/08	537,815
Beverages – Non-Alcoholic – 0.8%
	Dr. Pepper Snapple Group:
1,070,000	6.12%, senior notes due 5/1/13 (144A)	1,084,580
720,000	6.82%, senior notes due 5/1/18 (144A)	722,971
850,000	7.45%, company guaranteed notes due 5/1/38 (144A)	891,993
		2,699,544
Cable Television – 1.4%
	Comcast Corp.:
820,000	6.30%, company guaranteed notes due 11/15/17	812,619
1,250,000	5.70%, company guaranteed notes due 5/15/18	1,185,903
	Cox Communications, Inc.:
1,270,000	4.625%, senior unsecured notes due 1/15/10	1,262,991
1,250,000	6.25%, company guaranteed notes due 6/1/18 (144A)	1,220,243
330,000	6.95%, bonds, due 6/1/38 (144A)	322,672
		4,804,428
Casino Hotels – 0%
140,000	Seminole Hard Rock Entertainment 5.27625%, senior secured notes due 3/15/14 (144A)‡,§	117,600
Cellular Telecommunications – 0.5%
1,644,000	Rogers Wireless Communications, Inc. 6.375%, secured notes, due 3/1/14	1,645,904
Chemicals – Diversified – 0.5%
1,640,000	E.I. du Pont de Nemours and Co., 5.00% senior unsecured notes, 11/5/13	1,653,840
Coal – 0.3%
890,000	Arch West Finance, 6.75% company guaranteed notes, due 7/1/13‡	872,200
Commercial Banks – 0.4%
1,520,000	Credit Suisse New York, 5.00% senior notes, due 5/15/13	1,479,211
Commercial Services – 0.6%
860,000	Aramark Corp., 8.50% senior unsecured notes, due 2/1/15	842,800
1,170,000	Iron Mountain, Inc., 8.625% company guaranteed notes, due 4/1/13	1,175,850
		2,018,650
Consumer Products – Miscellaneous – 0.4%
	Clorox Co.:
400,000	5.00%, senior unsecured notes due 3/1/13	393,133
800,000	5.95%, senior unsecured notes due 10/15/17	801,045
		1,194,178
Data Processing and Management – 0.5%
	Fiserv, Inc.:
820,000	6.125%, company guaranteed notes due 11/20/15	824,143
820,000	6.80%, company guaranteed notes due 11/20/17	829,540
		1,653,683
Diversified Financial Services – 1.4%
	General Electric Capital Corp.:
3,565,000	4.875%, senior unsecured notes due 10/21/10	3,621,049
980,000	4.375%, senior unsecured notes due 11/21/11	982,148
		4,603,197
Diversified Operations – 2.2%
	Dover Corp.:
600,000	5.45%, senior unsecured notes due 3/15/18	587,574
290,000	6.60%, senior unsecured notes due 3/15/38	300,390
730,000	Eaton Corp., 4.90% senior unsecured notes, due 5/15/13	728,093
3,310,000	General Electric Co., 5.25% senior unsecured notes, due 12/6/17	3,182,009
970,000	Kansas City Southern, 7.50% company guaranteed notes, due 6/15/09	979,700
600,000	SPX Corp., 7.625% senior notes, due 12/15/14 (144A)	609,000
1,025,000	Textron, Inc., 6.375% senior unsecured notes, due 11/15/08	1,035,961
		7,422,727
Electric – Generation – 0.8%
860,000	Allegheny Energy Supply Company LLC 8.25%, senior unsecured notes, due 4/15/12 (144A)‡	896,550
1,900,000	Edison Mission Energy, 7.00% senior unsecured notes, due 5/15/17	1,776,500
		2,673,050
Electric – Integrated – 3.9%
420,000	Centerpoint Energy, Inc., 6.50% senior notes, due 5/1/18	410,202
1,735,000	CMS Energy Corp., 6.30% senior unsecured notes, due 2/1/12	1,719,293
300,000	Consumers Energy Co., 5.65% first mortgage notes, due 9/15/18	294,779
	Duke Energy Carolinas:
410,000	5.10%, first mortgage notes, due 4/15/18	399,862
580,000	6.05%, first mortgage notes, due 4/15/38	573,384
1,310,000	Monongahela Power Co., 6.70% first mortgage notes, due 6/15/14	1,390,304
690,000	Pacific Gas and Electric Co., 4.80% senior unsecured notes, due 3/1/14	672,348
620,000	Pacificorp, 6.25% first mortgage notes, due 10/15/37	613,109
1,680,000	Southern California Edison Co., 7.625% senior unsecured notes, due 1/15/10	1,756,146
1,770,000	Tampa Electric, 6.10% company notes, due 5/15/18	1,766,212
1,660,000	Virginia Electric & Power Co., 5.10% senior unsecured notes, due 11/30/12	1,660,828

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  7

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value
Electric – Integrated – (continued)
$1,640,000	West Penn Power Co., 5.95% first mortgage notes due 12/15/17 (144A)	$1,642,517
		12,898,984
Electronic Components – Semiconductors – 0.4%
1,370,000	National Semiconductor Corp., 3.02625% senior unsecured notes, due 6/15/10‡,ß	1,301,290
Enterprise Software/Services – 0.5%
1,698,000	BMC Software, Inc., 7.25% senior unsecured notes, due 6/1/18	1,720,595
Fiduciary Banks – 0.2%
850,000	Bank of New York Mellon, 4.50% senior unsecured notes, due 4/1/13	828,587
Finance – Consumer Loans – 0.2%
605,000	John Deere Capital Corp., 4.875% senior unsecured notes, due 10/15/10	613,240
Finance – Investment Bankers/Brokers – 2.7%
880,000	Citigroup, Inc., 6.125% senior unsecured notes, due 11/21/17	844,539
	Goldman Sachs Group, Inc.:
420,000	5.95%, senior unsecured notes due 1/18/18	403,182
2,130,000	6.15%, senior notes, due 4/1/18	2,066,438
1,730,000	JP Morgan Chase & Co., 6.00% senior notes, due 1/15/18	1,685,266
1,380,000	Lehman Brothers Holdings, 6.00% senior notes, due 7/19/12	1,336,043
	Morgan Stanley Co.:
2,080,000	5.95%, senior unsecured notes due 12/28/17	1,888,233
900,000	6.625%, senior unsecured notes due 4/1/18	852,773
		9,076,474
Food – Diversified – 0.3%
620,000	General Mills, Inc., 5.20% senior unsecured notes, 3/17/15	605,297
440,000	Kellogg Co., 4.25% senior unsecured notes, due 3/6/13	427,438
		1,032,735
Food – Retail – 0.4%
420,000	Kroger Co., 6.15% company guaranteed notes, due 1/15/20	415,554
	Stater Brothers Holdings, Inc.:
385,000	8.125%, company guaranteed notes due 6/15/12	386,925
660,000	7.75%, company guaranteed notes due 4/15/15	655,050
		1,457,529
Food – Wholesale/Distribution – 0.8%
2,510,000	Supervalu, Inc., 7.50%, senior unsecured notes, due 11/15/14	2,513,138
Gas – Distribution – 0.1%
400,000	Southern Star Central Corp., 6.00% notes, due 6/1/16 (144A)	390,000
Independent Power Producer – 0.7%
890,000	NRG Energy, Inc., 7.375% company guaranteed notes, due 2/1/16	837,713
	Reliant Energy, Inc.:
1,240,000	7.625%, senior unsecured notes due 6/15/14#	1,209,000
440,000	7.875%, senior unsecured notes due 6/15/17#	430,100
		2,476,813
Medical – Hospitals – 0.5%
	HCA, Inc.:
860,000	6.50%, senior unsecured notes due 2/15/16	715,950
1,000,000	9.25%, senior secured notes due 11/15/16	1,030,000
		1,745,950
Medical Products – 0.6%
	Covidien International Finance S.A.:
890,000	5.45%, company guaranteed notes due 10/15/12	902,254
1,230,000	6.00%, company guaranteed notes due 10/15/17	1,244,875
		2,147,129
Metal – Diversified – 0.2%
750,000	Freeport-McMoRan Copper & Gold, Inc. 8.375%, senior unsecured notes due 4/1/17	791,250
Multimedia – 0.8%
	Viacom, Inc.:
320,000	6.25%, senior unsecured notes due 4/30/16	309,079
400,000	6.125%, senior unsecured notes due 10/5/17	383,530
1,820,000	Walt Disney Co., 4.70% senior unsecured notes, due 12/1/12	1,831,454
		2,524,063
Non-Hazardous Waste Disposal – 0.6%
1,075,000	Allied Waste Industries, Inc., 6.50% secured notes, due 11/15/10	1,075,000
805,000	Waste Management, Inc., 7.375% senior unsecured notes, due 8/1/10	840,888
		1,915,888
Office Automation and Equipment – 0.4%
	Xerox Corp.:
580,000	5.65%, senior notes, due 5/15/13	574,234
820,000	6.35%, senior notes, due 5/15/18	809,422
		1,383,656
Oil Companies – Exploration and Production – 2.5%
490,000	Chesapeake Energy Corp., 7.25%, senior notes, due 12/15/18	476,525
1,740,000	Encana Corp., 6.50%, unsubordinated notes, due 2/1/38	1,721,172
	Forest Oil Corp.:
130,000	8.00%, company guaranteed notes due 12/15/11	133,900
2,916,000	7.25%, company guaranteed notes due 6/15/19	2,799,360
140,000	7.25%, senior notes, due 6/15/19 (144A)	134,400

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value
Oil Companies – Exploration and Production – (continued)
$795,000	Kerr-McGee Corp., 6.875% company guaranteed notes, due 9/15/11	$829,522
220,000	Sandbridge Energy, Inc., 8.00% senior notes, due 6/1/18 (144A)	221,100
	XTO Energy, Inc.:
790,000	5.50%, senior unsecured notes due 6/15/18	754,435
510,000	6.10%, senior unsecured notes due 4/1/36	485,757
790,000	6.375%, senior unsecured notes due 6/15/38	755,007
		8,311,178
Oil Companies – Integrated – 0.1%
410,000	Suncor Energy, Inc., 6.10%, company guaranteed notes, due 6/1/18	411,242
Pipelines – 2.3%
1,740,000	El Paso Corp., 7.00% senior unsecured notes, due 6/15/17	1,702,917
634	Kern River Funding Corp., 4.893% company guaranteed notes, due 4/30/18	611
	Kinder Morgan Energy Partners:
290,000	5.95%, senior unsecured notes due 2/15/18	282,533
290,000	6.95%, senior unsecured notes due 1/15/38	287,831
3,525,000	Kinder Morgan Finance Co., 5.70% company guaranteed notes, due 1/5/16	3,137,250
430,000	Plains All American Pipeline L.P., 6.50% senior notes, due 5/1/18 (144A)	428,396
	Teppco Partners L.P.:
840,000	6.65%, corporate notes, due 4/15/18	850,069
840,000	7.55%, corporate bonds, due 4/15/38	875,666
		7,565,273
Reinsurance – 0.1%
440,000	Berkshire Hathaway, Inc., 4.625% company guaranteed notes, due 10/15/13	441,472
Retail – Discount – 0.3%
	Wal-Mart Stores, Inc.:
580,000	4.25%, senior notes due 4/15/13	576,753
580,000	6.20%, senior notes due 4/15/38	569,881
		1,146,634
Special Purpose Entity – 0.5%
	Petroplus Finance, Ltd.:
730,000	6.75%, company guaranteed notes due 5/1/14 (144A)	660,650
546,000	7.00%, company guaranteed notes due 5/1/17 (144A)	481,845
535,000	Source Gas LLC, 5.90% senior unsecured notes due 4/1/17 (144A)§	490,879
		1,633,374
Steel – Producers – 1.4%
	ArcelorMittal:
1,770,000	5.375%, notes, due 6/1/13 (144A)	1,742,887
1,260,000	6.125%, notes, due 6/1/18 (144A)	1,231,343
1,736,000	Steel Dynamics, Inc., 7.75% senior notes, due 4/15/16 (144A)	1,727,320
		4,701,550
Super-Regional Banks – 1.0%
	Bank of America Corp.:
1,750,000	4.90%, notes, due 5/1/13	1,688,850
1,750,000	5.65%, notes, due 5/1/18	1,633,777
		3,322,627
Telephone – Integrated – 1.6%
	AT&T, Inc.:
2,400,000	4.95%, senior unsecured notes due 1/15/13	2,391,681
650,000	5.50%, senior unsecured notes due 2/1/18	629,855
840,000	5.60%, senior unsecured notes due 5/15/18	819,572
1,000,000	BellSouth Corp., 4.75% senior unsecured notes, due 11/15/12	982,715
450,000	Telefonica Emisiones S.A.U., 5.984% company guaranteed notes, due 6/20/11	456,656
		5,280,479
Transportation – Railroad – 0.8%
720,000	Burlington North Santa Fe, 5.75% senior unsecured notes, due 3/15/18	703,734
270,000	Kansas City Southern de Mexico, 7.375% company senior notes, due 6/1/14	261,900
1,680,000	Union Pacific Corp., 5.70% senior unsecured notes, due 8/15/18	1,639,414
		2,605,048
Transportation – Services – 0.1%
490,000	Fedex Corp., 5.50% company guaranteed notes, due 8/15/09	492,734

Total Corporate Bonds (cost $116,536,487)		114,104,959

Mortgage Backed Securities – 21.1%
U.S. Government Agency Notes – 21.1%
	Fannie Mae:
226,899	6.50%, due 11/1/17	236,703
588,463	5.00%, due 11/1/18	587,721
1,127,286	4.50%, due 5/1/19	1,099,597
280,585	5.50%, due 8/1/19	284,528
122,604	5.50%, due 9/1/19	124,421
425,491	5.50%, due 9/1/19	431,470
380,568	4.50%, due 4/1/20	370,269
682,587	6.00%, due 10/1/21	700,590
865,868	5.00%, due 4/1/23	858,283
2,005,808	4.50%, due 6/1/23	1,940,242
894,735	5.50%, due 9/1/24	893,559
216,299	7.00%, due 11/1/28	229,650
282,489	6.50%, due 2/1/31	293,351
481,666	7.00%, due 2/1/32	511,397
2,074,385	6.00%, due 10/1/32	2,106,756
2,188,126	5.035%, due 1/1/33	2,203,740
1,482,299	5.50%, due 2/1/33	1,470,689
477,389	6.50%, due 3/1/33	495,580
1,085,414	4.566%, due 4/1/33	1,096,279
1,212,848	5.50%, due 11/1/33	1,202,591
1,444,624	5.00%, due 4/1/34	1,391,834
2,201,901	6.00%, due 7/1/34	2,238,442
198,029	6.50%, due 9/1/34	206,093
250,895	5.50%, due 11/1/34	248,303
2,047,235	5.50%, due 11/1/34	2,026,083
748,894	4.605%, due 12/1/34	758,945
711,052	5.50%, due 1/1/36	703,039

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  9

Janus Aspen Flexible Bond Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value
U.S. Government Agency Notes – (continued)
$903,751	6.50%, due 1/1/36	$931,693
1,744,517	6.00%, due 3/1/36	1,762,473
319,062	6.00%, due 8/1/36	322,347
1,725,769	5.585%, due 11/1/36	1,752,703
539,982	6.00%, due 1/1/37	545,540
1,709,571	5.50%, due 6/1/37	1,687,270
2,500,000	6.00%, due 12/1/37	2,525,202
1,729,510	6.00%, due 3/1/38	1,746,770
1,250,000	5.00%, due 5/1/38	1,199,243
1,747,848	5.00%, due 5/1/38	1,676,877
1,757,408	5.50%, due 5/1/38	1,734,308
3,476,320	5.50%, due 5/1/38	3,430,624
1,250,000	5.50%, due 6/1/38	1,233,569
1,760,000	5.50%, due 6/1/38	1,736,866
1,770,000	5.50%, due 6/1/38	1,746,734
	Federal Home Loan Bank System:
320,398	5.50%, due 12/1/34	316,844
1,022,972	5.50%, due 12/1/34	1,011,623
571,163	5.713%, due 3/1/37	578,842
	Freddie Mac:
322,143	5.50%, due 1/1/16	326,425
609,136	5.50%, due 1/1/18	618,208
390,855	5.50%, due 2/1/21	393,730
1,730,737	4.50%, due 4/1/23	1,673,622
602,221	6.00%, due 11/1/33	611,807
825,359	6.00%, due 2/1/34	838,967
214,465	3.928%, due 5/1/34	214,828
1,289,634	3.756%, due 7/1/34	1,294,239
305,034	6.50%, due 7/1/34	318,510
2,974,212	5.00%, due 10/1/35	2,859,948
2,793,417	5.00%, due 11/1/35	2,686,098
831,228	5.50%, due 2/1/38	819,669
1,497,812	5.00%, due 4/1/38	1,436,524
399,541	4.50%, due 5/1/38	370,707
1,348,424	4.50%, due 5/1/38	1,251,111
1,748,027	5.00%, due 5/1/38	1,676,501
	Ginnie Mae:
660,457	6.00%, due 10/20/34	670,984
377,857	6.50%, due 2/20/35	389,965
1,714,365	5.50%, due 3/20/35	1,705,486
		70,807,012

Total Mortgage Backed Securities (cost $71,342,126)		70,807,012

U.S. Treasury Notes/Bonds – 42.2%
	U.S. Treasury Notes/Bonds:
7,913,000	2.625%, due 3/15/09	7,934,017
3,261,000	3.25%, due 12/31/09#	3,299,979
10,000,000	2.125%, due 1/31/10#	9,948,440
31,221,000	4.50%, due 5/15/10#	32,321,040
1,250,000	2.625%, due 5/31/10#	1,250,781
2,710,000	5.125%, due 6/30/11#	2,880,221
5,531,000	4.50%, due 11/30/11#	5,786,377
10,150,000	4.625%, due 2/29/12#	10,676,531
15,281,000	4.75%, due 5/31/12#	16,158,465
2,397,000	4.625%, due 7/31/12	2,526,776
576,000	4.25%, due 9/30/12#	599,715
95,000	3.375%, due 11/30/12	95,416
571,000	3.625%, due 12/31/12#	579,699
770,000	2.875%, due 1/31/13#	756,826
15,000	2.75%, due 2/28/13	14,644
980,000	2.50%, due 3/31/13#	945,471
1,813,828	2.00%, due 4/15/13ÇÇ	1,807,167
390,000	3.125%, due 4/30/13	386,740
3,660,000	3.50%, due 5/31/13#	3,687,165
900,000	3.375%, due 6/30/13	901,969
440,000	4.125%, due 5/15/15#	454,678
645,000	8.875%, due 8/15/17#	878,309
3,111,543	2.00%, due 1/15/18ÇÇ	3,160,889
475,000	3.50%, due 2/15/18#	457,225
13,522,000	3.875%, due 5/15/18#	13,408,969
559,000	8.875%, due 2/15/19#	778,844
1,060,000	7.25%, due 8/15/22#	1,365,744
6,104,000	6.25%, due 8/15/23#	7,262,332
2,870,000	6.00%, due 2/15/26	3,361,264
1,076,927	3.375%, due 4/15/32ÇÇ	1,355,160
482,000	4.75%, due 2/15/37	497,740
3,509,000	5.00%, due 5/15/37#	3,771,080
2,045,000	4.375%, due 2/15/38	1,993,237

Total U.S. Treasury Notes/Bonds (cost $137,428,037)		141,302,910

Money Markets – 1.2%
184,000	Janus Institutional Cash Management Fund – Institutional Shares, 2.64%	184,000
3,951,000	Janus Institutional Money Market Fund – Institutional Shares, 2.63%	3,951,000

Total Money Markets (cost $4,135,000)		4,135,000

Other Securities – 23.3%
21,646,830	Allianz Dresdner Daily Asset Fund†	21,646,830
	Repurchase Agreements:
5,903,855	BNP Paribas, New York, N.A., 1.60%, 7/1/08†	5,903,855
5,806,270	Deutsche Bank, Cayman Islands, N.A., 1.75%, 7/1/08†	5,806,270
7,084,626	Morgan Stanley Co., 1.75%, 7/1/08†	7,084,626
		18,794,751
	Time Deposits:
4,093,340	Abbey National Treasury Services, N.A., 2.4375%, 7/1/08†	4,093,340
2,193,085	ABN-AMRO Bank N.V., N.A., 2.125%, 7/1/08†	2,193,085
2,479,619	BNP Paribas, New York, N.A., 3.00%, 7/1/08†	2,479,619
377,847	Calyon, N.A., 2.75%, 7/1/08†	377,847
3,935,904	Danske Bank A/S, Cayman Islands, N.A., 3.15%, 7/1/08†	3,935,904
344,282	Deutsche Bank, Cayman Islands, N.A., 2.50%, 7/1/08†	344,282
3,935,904	Dexia Bank S.A., Brussels, N.A., 3.15%, 7/1/08†	3,935,904
3,935,904	ING Bank N.V., Amsterdam, N.A. 2.50%, 7/1/08†	3,935,904
3,830,441	Lloyd’s TSB Bank PLC, London, N.A., 2.50%, 7/1/08†	3,830,441
393,590	Natixis, N.A., 2.25%, 7/1/08†	393,590
4,101,999	Nordea Bank PLC, Finland, N.A., 2.25%, 7/1/08†	4,101,999
3,935,904	Rabobank, London, N.A., 2.50%, 7/1/08†	3,935,904

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value
Other Securities – (continued)
$3,920,160	Wells Fargo Bank, N.A., 2.25%, 7/1/08†	$3,920,160
		37,477,979

Total Other Securities (cost $77,919,560)		77,919,560

Total Investments (total cost $407,901,963) – 122.0%		408,814,928

Liabilities, net of Cash, Receivables and Other Assets – (22.0)%		(73,598,202)

Net Assets – 100%		$335,216,726

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Canada	$4,783,154	1.2%
China	481,846	0.1%
Spain	456,656	0.1%
United States††	403,093,272	98.6%

Total	$408,814,928	100.0%

††	Includes Short-Term Securities and Other Securities (78.5% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  11

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2008 (unaudited)	Flexible Bond
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost(1)	$407,902
Unaffiliated Investments at value(1)	$404,680
Affiliated money market investments	4,135
Cash	872
Receivables:
Investments sold	2,631
Portfolio shares sold	78
Interest	3,085
Non-interested Trustees’ deferred compensation	6
Other assets	5
Total Assets	415,492
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	77,920
Investments purchased	1,559
Portfolio shares repurchased	595
Advisory fees	148
Transfer agent fees and expenses	1
Distribution fees – Service Shares	6
Non-interested Trustees’ fees and expenses	2
Non-interested Trustees’ deferred compensation fees	6
Accrued expenses and other payables	38
Total Liabilities	80,275
Net Assets	$335,217
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$335,165
Undistributed net investment income/(loss)*	599
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,460)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	913
Total Net Assets	$335,217
Net Assets – Institutional Shares	$307,325
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	26,992
Net Asset Value Per Share	$11.39
Net Assets – Service Shares	$27,892
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,312
Net Asset Value Per Share	$12.06

*	See Note 3 in the Notes to the Financial Statements.

(1)	Investments at cost and value include $76,351,614 of securities loaned (Note 1).

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2008

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Flexible Bond
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$7,720
Securities lending income	233
Dividends	105
Dividends from affiliates	272
Total Investment Income	8,330
Expenses:
Advisory fees	891
Transfer agent fees and expenses	3
Registration fees	19
Custodian fees	11
Professional fees	13
Non-interested Trustees’ fees and expenses	7
Distribution fees – Service Shares	33
Other expenses	51
Non-recurring costs (Note 2)	–
Cost assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	1,028
Expense and Fee Offset	(1)
Net Expenses	1,027
Net Investment Income/(Loss)	7,303
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	4,633
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(6,997)
Payment from affiliate (Note 2)	–
Net Gain/(Loss) on Investments	(2,364)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$4,939

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  13

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Flexible Bond
and for the fiscal year ended December 31, 2007	Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$7,303	$15,130
Net realized gain/(loss) from investment and foreign currency transactions	4,633	(1,163)
Net realized gain/(loss) from futures contracts	–	(43)
Net realized gain/(loss) from short sales	–	6
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(6,997)	8,077
Payment from affiliate (Note 2)	–	15
Net Increase/(Decrease) in Net Assets Resulting from Operations	4,939	22,022
Dividends and Distributions to Shareholders:
Net investment income *
Institutional Shares	(6,841)	(14,130)
Service Shares	(562)	(1,115)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net (Decrease) from Dividends and Distributions	(7,403)	(15,245)
Capital Share Transactions:
Shares sold
Institutional Shares	32,254	78,346
Service Shares	10,828	15,681
Reinvested dividends and distributions
Institutional Shares	6,841	14,130
Service Shares	562	1,115
Shares repurchased
Institutional Shares	(27,511)	(65,035)
Service Shares	(5,656)	(22,937)
Net Increase/(Decrease) from Capital Share Transactions	17,318	21,300
Net Increase/(Decrease) in Net Assets	14,854	28,077
Net Assets:
Beginning of period	320,363	292,286
End of period	$335,217	$320,363

Undistributed net investment income/(loss)*	$599	$699

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

14  Janus Aspen Series  June 30, 2008

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Flexible Bond Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$11.46	$11.24	$11.36	$12.14	$12.49	$12.30
Income from Investment Operations:
Net investment income/(loss)	.25	.53	.54	.60	.66	.63
Net gain/(loss) on securities (both realized and unrealized)	(.06)	.24	(.08)	(.36)	(.18)	.15
Total from Investment Operations	.19	.77	.46	.24	.48	.78
Less Distributions and Other:
Dividends (from net investment income)*	(.26)	(.55)	(.56)	(.59)	(.68)	(.59)
Distributions (from capital gains)*	–	–	(.02)	(.43)	(.15)	–
Payment from affiliate	–(1)	–(1)	–	–(1)	–(1)	–
Total Distributions and Other	(.26)	(.55)	(.58)	(1.02)	(.83)	(.59)
Net Asset Value, End of Period	$11.39	$11.46	$11.24	$11.36	$12.14	$12.49
Total Return**	1.65%(2)	7.04%(2)	4.22%	2.00%(2)	3.97%(2)	6.39%
Net Assets, End of Period (in thousands)	$307,325	$297,919	$264,656	$278,324	$404,522	$576,021
Average Net Assets for the Period (in thousands)	$308,390	$279,676	$264,990	$321,856	$525,932	$623,513
Ratio of Gross Expenses to Average Net Assets***(3)	0.60%	0.61%	0.64%	0.57%	0.59%	0.64%
Ratio of Net Expenses to Average Net Assets***(3)	0.60%	0.61%	0.64%	0.57%	0.59%	0.64%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.40%	4.91%	4.63%	4.18%	4.28%	4.51%
Portfolio Turnover Rate***	153%	138%(4)	163%(4)	171%(4)	171%	154%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Flexible Bond Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$12.13	$11.86	$11.91	$12.70	$13.11	$12.82
Income from Investment Operations:
Net investment income/(loss)	.26	.62	.51	.53	.54	.53
Net gain/(loss) on securities (both realized and unrealized)	(.08)	.17	(.05)	(.31)	(.07)	.26
Total from Investment Operations	.18	.79	.46	.22	.47	.79
Less Distributions and Other:
Dividends (from net investment income)*	(.25)	(.52)	(.49)	(.58)	(.73)	(.50)
Distributions (from capital gains)*	–	–	(.02)	(.43)	(.15)	–
Payment from affiliate	–(1)	–(1)	–	–(1)	–(1)	–
Total Distributions and Other	(.25)	(.52)	(.51)	(1.01)	(.88)	(.50)
Net Asset Value, End of Period	$12.06	$12.13	$11.86	$11.91	$12.70	$13.11
Total Return**	1.45%(2)	6.80%(2)	3.98%	1.76%(2)	3.70%(2)	6.17%
Net Assets, End of Period (in thousands)	$27,892	$22,444	$27,630	$32,909	$34,867	$31,272
Average Net Assets for the Period (in thousands)	$26,653	$29,701	$30,780	$33,352	$33,840	$23,523
Ratio of Gross Expenses to Average Net Assets***(3)	0.85%	0.86%	0.89%	0.83%	0.84%	0.89%
Ratio of Net Expenses to Average Net Assets***(3)	0.85%	0.85%	0.89%	0.82%	0.84%	0.89%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	4.16%	4.66%	4.36%	3.94%	4.03%	4.26%
Portfolio Turnover Rate***	153%	138%(4)	163%(4)	171%(4)	171%	154%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	During the fiscal year or period ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3)	See Note 4 in Notes to Financial Statements.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 139% in 2007, 165% in 2006 and 177% in 2005.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  15

Notes to Schedule of Investments (unaudited)

Lehman Brothers Aggregate Bond Index	Is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Lipper Variable Annuity Intermediate Investment Grade Debt Funds	Funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

PLC	Public Limited Company

‡	Rate is subject to change. Rate shown reflects current rate.
ß	Security is illiquid.
ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).
#	Loaned security; a portion or all of the security is on loan at June 30, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

§  Schedule of Restricted and Illiquid Securities (as of June 30, 2008)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Flexible Bond Portfolio
Source Gas LLC, 5.90%, senior unsecured notes, due 4/1/17 (144A)	4/11/07-9/20/07	$532,575	$490,879	0.2%
Seminole Hard Rock Entertainment, 5.27625%, senior secured notes due 3/15/14 (144A)	2/27/07	140,000	117,600	0.0%

		$672,575	$608,479	0.2%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2008. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2008. See Notes to Financial Statements for more information.
Valuation Inputs Summary (as of June 30, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Flexible Bond Portfolio	$–	$408,814,928	$–

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2008.

16  Janus Aspen Series  June 30, 2008

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Flexible Bond Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers sixteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in income-producing securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other

Janus Aspen Series  June 30, 2008  17

Notes to Financial Statements (unaudited) (continued)

financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2008, the Portfolio had on loan securities valued as indicated:

Value at
Portfolio	June 30, 2008

Janus Aspen Flexible Bond Portfolio	$76,351,614

As of June 30, 2008, the Portfolio received cash collateral for securities lending activity as indicated:

Cash Collateral at
Portfolio	June 30, 2008

Janus Aspen Flexible Bond Portfolio	$77,919,560

As of June 30, 2008, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, unless noted in the following tables:

Time Deposits at
Portfolio	June 30, 2008

Janus Aspen Flexible Bond Portfolio	$37,477,979

Repurchase Agreements at
Portfolio	June 30, 2008

Janus Aspen Flexible Bond Portfolio	$18,794,751

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds.

Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to

18  Janus Aspen Series  June 30, 2008

meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may enter into swap agreements to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying option is that the Portfolio

Janus Aspen Series  June 30, 2008  19

Notes to Financial Statements (unaudited) (continued)

pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Mortgage Dollar Rolls
The Portfolio may enter into “mortgage dollar rolls.” In a “mortgage dollar roll” transaction, the Portfolio sells a mortgage-related security (such as a Government National Mortgage Association (“Ginnie Mae”) security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. The Portfolio will not be entitled to receive interest and principal payments while the dealer holds the security. The difference between the sale price and the future purchase price is recorded as an adjustment to investment income.

The Portfolio’s obligations under a dollar roll agreement must be covered by cash, U.S. Government securities or other liquid high-grade debt obligations equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid.

Successful use of mortgage dollar rolls depends on the portfolio managers’ ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price.

Securities Traded on a To-Be-Announced Basis
The Portfolio may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Ginnie Mae, Federal National Mortgage Association (“Fannie Mae”) and/or Federal Home Loan Mortgage Corporation (“Freddie Mac”) transactions.

Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. Government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Floating Rate Loans
The Portfolio may invest in floating rate loans. Floating rate loans are debt securities that have floating interest rates, which adjust periodically, and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (the CD Rate). If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolio may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit.

Bank Loans
The Portfolio may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment or participation interest in loans originated by a bank or financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with general interest rate changes and/or issuer credit quality. The interest rates paid on a floating

20  Janus Aspen Series  June 30, 2008

rate security in which the Portfolio invests generally are readjusted periodically to an increment over a designated benchmark rate, such as the one-month, three-month, six-month, or one-year LIBOR.

The Portfolio may have difficulty trading assignments and participations to third parties. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The Portfolio utilizes an independent third party to value individual bank loans on a daily basis.

The average monthly value of borrowings outstanding under bank loan arrangements and the related rate range during the six-month period ended June 30, 2008 are indicated in the table below:

	Average Monthly
Portfolio	Value	Rates

Janus Aspen Flexible Bond Portfolio	$1,444,121	0.497% – 8.24%

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or

Janus Aspen Series  June 30, 2008  21

Notes to Financial Statements (unaudited) (continued)

more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in

22  Janus Aspen Series  June 30, 2008

pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Portfolio intends to avail itself to the fair value option.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at annual rates of 0.55% of the first $300 million of average daily net assets and 0.45% of average daily net assets in excess of $300 million.

Janus Capital has agreed until at least May 1, 2009 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed an annual rate of 0.90% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $21,861 was paid by the Trust during the six-month period ended June 30, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’

Janus Aspen Series  June 30, 2008  23

Notes to Financial Statements (unaudited) (continued)

deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2008.

During the six-month period ended June 30, 2008 and fiscal year ended December 31, 2007, Janus Capital reimbursed the Portfolio as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below. Reimbursements are included in “Payment from affiliate” on the Statements of Changes in Net Assets.

For the six-month period ended June 30, 2008
Portfolio

Janus Aspen Flexible Bond Portfolio – Institutional Shares	$396
Janus Aspen Flexible Bond Portfolio – Service Shares	36

For the fiscal year ended December 31, 2007
Portfolio

Janus Aspen Flexible Bond Portfolio – Institutional Shares	$13,711
Janus Aspen Flexible Bond Portfolio – Service Shares	1,578

For the six-month period ended June 30, 2008, Janus Capital assumed $39,515 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs’’ and “Costs assumed by Janus Capital’’ are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in ‘‘Expense and Fee Offset’’ on the Statement of Operations. The transfer agent fee offsets received during the period reduce ‘‘Transfer agent fees and expenses’’. Custodian offsets received reduce ‘‘Custodian fees’’. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/08

Janus Aspen Flexible Bond Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$25,696,143	$36,071,365	$162,856	$184,000
Janus Institutional Money Market Fund – Institutional Shares	112,154,870	109,508,870	109,486	3,951,000

	$137,851,013	$145,580,235	$272,342	$4,135,000

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2008 are noted below.

24  Janus Aspen Series  June 30, 2008

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)	Net Tax Appreciation

Janus Aspen Flexible Bond Portfolio	$408,393,781	$4,541,022	$(4,119,875)	$421,147

Net capital loss carryovers as of December 31, 2007 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2007

Portfolio	December 31, 2014	December 31, 2015	Accumulated Capital Losses

Janus Aspen Flexible Bond Portfolio	$(4,575,184)	$(1,124,549)	$(5,699,733)

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2008 (unaudited) and each fiscal year ended December 31

	Institutional Shares						Service Shares
Portfolio	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003

Janus Aspen Flexible Bond Portfolio	0.60%	0.61%	0.64%	0.57%	0.59%	0.64%	0.85%	0.86%	0.89%	0.83%	0.84%	0.89%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5.	Capital Share Transactions

For the six-month period ended June 30, 2008 (unaudited) and the fiscal year ended December 31, 2007	Janus Aspen Flexible Bond Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	2,756	6,910
Reinvested dividends and distributions	601	1,260
Shares repurchased	(2,354)	(5,719)
Net Increase/(Decrease) in Portfolio Shares	1,003	2,451
Shares Outstanding, Beginning of Period	25,989	23,538
Shares Outstanding, End of Period	26,992	25,989
Transactions in Portfolio Shares – Service Shares
Shares sold	875	1,311
Reinvested dividends and distributions	46	94
Shares repurchased	(459)	(1,884)
Net Increase/(Decrease) in Portfolio Shares	462	(479)
Shares Outstanding, Beginning of Period	1,850	2,329
Shares Outstanding, End of Period	2,312	1,850

Janus Aspen Series  June 30, 2008  25

Notes to Financial Statements (unaudited) (continued)

6.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and option contracts) were as follows:

Proceeds from
			Purchases of	Sales of
		Proceeds from	Long-Term	Long-Term
	Purchases of	Sales of	U.S. Government	U.S. Government
Portfolio	Securities	Securities	Obligations	Obligations

Janus Aspen Flexible Bond Portfolio	$148,577,467	$86,606,798	$122,465,959	$152,931,390

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their

26  Janus Aspen Series  June 30, 2008

subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  June 30, 2008  27

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

28  Janus Aspen Series  June 30, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Aspen Series  June 30, 2008  29

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

30  Janus Aspen Series  June 30, 2008

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series  June 30, 2008  31

Notes

32  Janus Aspen Series  June 30, 2008

Notes

Janus Aspen Series  June 30, 2008  33

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market
Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/08)

C-0708-419	109-24-705 08-08

2008 Semiannual Report
Janus Aspen Series

Janus Aspen Forty Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Schedule of Investments	13
Notes to Financial Statements	14
Additional Information	23
Explanations of Charts, Tables and Financial Statements	24

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2008. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2008  1

Janus Aspen Forty Portfolio (unaudited)

Portfolio Snapshot
This portfolio invests primarily in a focused portfolio of companies of any size, including large-capitalization domestic companies and faster-growing, medium- and small-sized companies.

Ron Sachs
portfolio manager

This is my first letter as portfolio manager of Janus Aspen Forty Portfolio. I took over the Portfolio on January 1, 2008. For the six-month period ended June 30, 2008, the Portfolio’s Institutional Shares and Service Shares returned -0.46% and -0.58%, respectively, versus a return of -9.06% for the Portfolio’s primary benchmark, the Russell 1000® Growth Index. The Portfolio’s secondary benchmark, the S&P 500® Index, returned -11.91% for the period. This outperformance was generated by holdings across a variety of sectors.

Since I am a new manager to many of you, I thought I should spend a little time discussing my investment philosophy. I share my predecessor’s focus on identifying great companies that I believe can grow and compound value over the long term. When the Portfolio’s previous portfolio manager and I managed different portfolios, we owned many of the same companies and leveraged the same exceptional team of research analysts. I believe in making the best long-term investment ideas big positions, which normally lead to a concentrated portfolio in terms of the number of positions held in the Portfolio, and to a low-turnover portfolio due to the length of time we typically hold these select names. I believe protecting the Portfolio against the downside is critical to delivering long-term results. One key to both downside protection and long-term value creation is identifying the strength and sustainability of a company’s barriers to competition, popularly referred to as a company’s “competitive moat.” I also believe a focus on valuation is key. I adjust position sizes in the Portfolio in response to the risk/reward profile we identify based on our valuation work. Finally, I avoid making sector or macro-economic “bets.” I look to build a portfolio of companies that I believe can deliver growth in any economic environment and I spend time thinking about the Portfolio’s overall exposures to sector headwinds and exogenous economic events. I feel this approach helps deliver more consistent performance than some might expect in a portfolio that is invested in 20-40 positions.

Stocks that Contributed to Performance

Our conviction in a number of the Portfolio’s bigger holdings drove outperformance. Potash Corporation of Saskatchewan, the world’s largest miner of potash, was a standout performer. We believe that this company is extremely well positioned to deliver pricing and volume growth, as demand for agricultural commodities tends to increase over time. Potash is an essential component of fertilizer and we believe the industry dynamics and barriers to new competitors allow for a business with very strong pricing power over a multi-year cycle.

Celgene, a leading biopharmaceutical company focused on cancer and inflammatory diseases was a strong contributor during the period. We believe that as progress on new cancer indications and sales ramp up on Revlimid, an important cancer product, the revenue and income opportunity for the company will expand.

Hess, a leading energy exploration and production company, was a contributor to performance during the period. Hess’ strong performance was primarily due to the market’s realization that some of Hess’ recent discoveries off the coasts of Brazil and Africa have the potential to be extremely valuable. Our analysts’ ongoing conversations with management and others familiar with these geographies gave us early insight into the potential size of these finds. We continue to believe that Hess is extremely well positioned to grow its resource base and earnings due to its exciting portfolio of discoveries and prospects.

Stocks that Detracted from Performance

There were a few disappointments during the period as well. Las Vegas Sands, a leading casino and convention operator in Las Vegas and Macau struggled as weak consumer and travel expectations hit U.S. operations and changes in the regulatory and competitive environment hit expectations for Macau. We believe the stock price more than discounts the challenging consumer and travel environment in the U.S. because Las Vegas Sands targets the higher-end and business customers that we think are less susceptible to higher fuel and airfare prices. The challenges in Macau have been disappointing, but we believe Macau’s rapid growth will continue and Las Vegas Sands remains positioned to be a significant and highly-profitable player in that market.

Lehman Brothers Holdings, the fourth largest U.S. investment bank, continued to be a significant detractor from performance on concerns about liquidity, erosion of equity and the medium-term business opportunity. Also, continued problems in the fixed-income markets eroded investor and counterparty confidence in Lehman’s business model. While we have been wrong thus far, we believe that at a valuation of under

2  Janus Aspen Series  June 30, 2008

(unaudited)

50% of book value, Lehman’s stock price is discounting too high a probability of bankruptcy considering the U.S. Federal Reserve’s actions to create a liquidity window for broker/dealers like Lehman. We are watching the situation closely.

Google, the leading internet search engine, was a weak performer during the period. Google stock was down on valuation concerns and fears that an economic slowdown would slow growth. We trimmed our exposure to the stock in early 2008 to reflect our view of the risk/reward profile, but have been encouraged by Google’s ability to continue to outgrow the market while sacrificing some revenue in the short term to improve the user experience for both advertisers and search customers. As a result, we increased our position in the stock during the second quarter. Internet search has been an industry where the leading players have a significant competitive advantage over competitors with smaller market shares – we believe strong market share and strong technology are creating what may be a sizeable and enduring competitive moat for Google.

Outlook

There have been some changes to the Portfolio during the period. I have added some new positions that I am particularly excited about, eliminated some positions that do not fit with my investment philosophy and adjusted position sizes to reflect the risk/reward profiles as I view them.

Looking forward, I will continue to focus on individual company fundamentals and build the Portfolio stock by stock. That said, the macroeconomic environment influences the fundamentals of every company we own and analyze. I believe the U.S. economy is already in a recession. The stock market anticipated this recession in late 2007, cutting the value of many economically sensitive stocks by 30% or more. In early 2008, the cumulative weight of evidence of a U.S. slowdown caused investors around the globe to discount the possibility that the deceleration could be severe and would drag down growth rates globally. This global panic has created some exciting buying opportunities for those of us focused on long-term company fundamentals. I am excited about the growth prospects of the companies we own.

Thank you for your investment in Janus Aspen Forty Portfolio. I look forward to reporting results in the future.

Janus Aspen Series  June 30, 2008  3

Janus Aspen Forty Portfolio (unaudited)

Janus Aspen Forty Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	4.08%
Celgene Corp.	1.19%
Hess Corp.	1.11%
Syngenta A.G.	1.03%
Gilead Sciences, Inc.	0.72%

5 Bottom Performers – Holdings

Contribution

Las Vegas Sands Corp.	–2.66%
Lehman Brothers Holdings, Inc.	–1.58%
Google, Inc. – Class A	–1.51%
Intuitive Surgical, Inc.	–1.29%
Apple, Inc.	–0.70%

5 Top Performers – Sectors

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(% of Equities)	Growth Index Weighting

Materials	5.86%	19.85%	3.79%
Energy	1.91%	11.43%	9.42%
Health Care	1.29%	21.09%	15.58%
Industrials	0.39%	4.98%	13.26%
Telecommunication Services	0.00%	0.00%	0.68%

5 Bottom Performers – Sectors

		Portfolio Weighting	Russell 1000®
	Portfolio Contribution	(% of Equities)	Growth Index Weighting

Consumer Discretionary	–3.38%	6.63%	11.18%
Financials	–2.85%	5.57%	6.65%
Information Technology	–2.34%	20.66%	27.19%
Consumer Staples	–0.27%	9.79%	10.78%
Utilities	0.00%	0.00%	1.47%

4  Janus Aspen Series  June 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2008

Potash Corporation of Saskatchewan, Inc. Agricultural Chemicals	8.2%
Research In Motion, Ltd. Computers	7.4%
Gilead Sciences, Inc. Medical – Biomedical and Genetic	6.1%
Hess Corp. Oil Companies – Integrated	5.4%
ABB, Ltd. Engineering – Research and Development Services	4.9%

32.0%

Asset Allocation – (% of Net Assets)
As of June 30, 2008

Emerging markets comprised 4.5% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2008

As of December 31, 2007

Janus Aspen Series  June 30, 2008  5

Janus Aspen Forty Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2008						Expense Ratios – for the fiscal year ended December 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Forty Portfolio

Institutional Shares	–0.46%	23.17%	17.14%	10.07%	14.03%	0.70%

Service Shares	–0.58%	22.88%	16.85%	9.68%	13.69%	0.95%

Russell 1000® Growth Index	–9.06%	–5.96%	7.32%	0.96%	4.38%

S&P 500® Index	–11.91%	–13.12%	7.58%	2.88%	6.03%

Lipper Quartile – Institutional Shares	–	1st	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	–	1/205	2/173	1/59	1/50

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

6  Janus Aspen Series  June 30, 2008

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with non-diversification and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity portfolios. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s use of short sales in effect leverages the Portfolio. The Portfolio’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 1, 1997

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$995.40	$3.32

Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$994.20	$4.56

Hypothetical (5% return before expenses)	$1,000.00	$1,024.86	$4.63

†	Expenses are equal to the annualized expense ratio of 0.67% for Institutional Shares and 0.92% for Service Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Aspen Series  June 30, 2008  7

Janus Aspen Forty Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Common Stock – 94.1%
Aerospace and Defense – 0.9%
1,589,025	BAE Systems PLC	$13,984,297
Agricultural Chemicals – 13.3%
279,605	Monsanto Co.	35,353,256
542,340	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	123,962,654
132,294	Syngenta A.G.	42,823,687
		202,139,597
Agricultural Operations – 3.2%
444,782	Bunge, Ltd.#	47,898,574
Audio and Video Products – 1.9%
667,132	Sony Corp. (ADR)	29,180,354
Casino Hotels – 1.9%
591,070	Las Vegas Sands Corp.*,#	28,040,361
Computers – 11.2%
342,530	Apple, Inc.*	57,353,223
952,390	Research In Motion, Ltd. (U.S. Shares)*	111,334,391
		168,687,614
Diversified Minerals – 4.5%
1,907,495	Companhia Vale do Rio Doce (ADR)	68,326,471
Engineering – Research and Development Services – 4.9%
2,606,059	ABB, Ltd.	73,568,522
Enterprise Software/Services – 3.2%
2,297,955	Oracle Corp.*	48,257,055
Entertainment Software – 0.7%
229,962	Electronic Arts, Inc.*	10,217,212
Finance – Investment Bankers/Brokers – 4.2%
239,705	Goldman Sachs Group, Inc.	41,924,404
1,045,322	Lehman Brothers Holdings, Inc.	20,707,829
		62,632,233
Finance – Other Services – 1.4%
53,695	CME Group, Inc.	20,575,387
Medical – Biomedical and Genetic – 11.6%
998,912	Celgene Corp.*	63,800,509
246,655	Genentech, Inc.*	18,721,115
1,737,650	Gilead Sciences, Inc.*	92,008,567
		174,530,191
Medical – Drugs – 1.1%
92,415	Roche Holding A.G.	16,587,085
Medical Instruments – 4.6%
254,965	Intuitive Surgical, Inc.*	68,687,571
Networking Products – 2.8%
1,797,550	Cisco Systems, Inc.*	41,811,013
Oil Companies – Exploration and Production – 6.6%
171,432	Apache Corp.	23,829,048
190,742	EOG Resources, Inc.	25,025,350
561,500	Occidental Petroleum Corp.	50,456,390
		99,310,788
Oil Companies – Integrated – 5.4%
641,465	Hess Corp.	80,946,468
Optical Supplies – 2.7%
249,341	Alcon, Inc. (U.S. Shares)	40,590,221
Retail – Drug Store – 3.2%
1,219,340	CVS/Caremark Corp.	48,249,284
Web Portals/Internet Service Providers – 4.8%
135,859	Google, Inc. – Class A*	71,518,895

Total Common Stock (cost $949,449,614)		1,415,739,193

Money Markets – 6.6%
54,584,911	Janus Institutional Cash Management Fund – Institutional Shares, 2.64%	54,584,911
45,415,844	Janus Institutional Money Market Fund – Institutional Shares, 2.63%	45,415,844

Total Money Markets (cost $100,000,755)		100,000,755

Other Securities – 3.8%
5,907,806	Allianz Dresdner Daily Asset Fund†	5,907,806
17,302,807	Repurchase Agreements†	17,302,807
34,502,941	Time Deposits†	34,502,941

Total Other Securities (cost $57,713,554)		57,713,554

Total Investments (total cost $1,107,163,923) – 104.5%		1,573,453,502

Liabilities, net of Cash, Receivables and Other Assets – (4.5)%		(68,340,104)

Net Assets – 100%		$1,505,113,398

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$47,898,574	3.0%
Brazil	68,326,471	4.3%
Canada	235,297,045	15.0%
Japan	29,180,354	1.9%
Switzerland	173,569,515	11.0%
United Kingdom	13,984,297	0.9%
United States††	1,005,197,246	63.9%

Total	$1,573,453,502	100.0%

††	Includes Short-Term Securities and Other Securities (53.9% excluding Short-Term Securities and Other Securities).

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2008

Statement of Assets and Liabilities

As of June 30, 2008 (unaudited)	Janus Aspen
(all numbers in thousands except net asset value per share)	Forty Portfolio

Assets:
Investments at cost(1)	$1,107,164
Unaffiliated Investments at value(1)	$1,473,453
Affiliated money market investments	$100,001
Cash	118
Receivables:
Portfolio shares sold	1,428
Dividends	663
Interest	4
Non-interested Trustees’ deferred compensation	28
Other assets	2
Total Assets	1,575,697
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	57,714
Portfolio shares repurchased	11,778
Dividends and distributions	–
Advisory fees	796
Transfer agent fees and expenses	–
Distribution fees – Service Shares	167
Non-interested Trustees’ fees and expenses	4
Non-interested Trustees’ deferred compensation fees	28
Accrued expenses and other payables	97
Total Liabilities	70,584
Net Assets	$1,505,113
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$1,424,106
Undistributed net investment income/(loss)*	40
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(385,327)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	466,294
Total Net Assets	$1,505,113
Net Assets – Institutional Shares	$729,406
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	17,812
Net Asset Value Per Share	$40.95
Net Assets – Service Shares	$775,707
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	19,127
Net Asset Value Per Share	$40.56

*	See Note 3 in the Notes to the Financial Statements.

(1)	Investments at cost and value include $56,064,978 of securities loaned (Note 1).

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  9

Statement of Operations

For the six-month period ended June 30, 2008 (unaudited)	Janus Aspen
(all numbers in thousands)	Forty Portfolio

Investment Income:
Interest	$4
Securities lending income	39
Interest proceeds from short sales	2
Dividends	4,760
Dividends from affiliates	1,169
Foreign tax withheld	(381)
Total Investment Income	5,593
Expenses:
Advisory fees	4,139
Transfer agent fees and expenses	3
Non-interested Trustees’ fees and expenses	16
Distribution fees – Service Shares	907
Other expenses	189
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	5,254
Expense and Fee Offset	(1)
Net Expenses	5,253
Net Investment Income/(Loss)	340
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	90,558
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations
and non-interested Trustees’ deferred compensation	(105,726)
Payment from affiliate (Note 2)	10
Net Gain/(Loss) on Investments	(15,158)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(14,818)

See Notes to Financial Statements.

10  Janus Aspen Series  June 30, 2008

Statements of Changes in Net Assets

For the six-month period ended June 30, 2008 (unaudited)	Janus Aspen
and for the fiscal year ended December 31, 2007	Forty Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$340	$2,801
Net realized gain/(loss) from investment and foreign currency transactions	$90,558	$15,570
Net realized gain/(loss) from short sales	–	322
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(105,726)	317,817
Payment from affiliate (Note 2)	10	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	(14,818)	336,510
Dividends and Distributions to Shareholders:
Net investment income *
Institutional Shares	(757)	(1,739)
Service Shares	(69)	(1,030)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(826)	(2,769)
Capital Share Transactions:
Shares sold
Institutional Shares	231,782	96,218
Service Shares	159,965	252,748
Reinvested dividends and distributions
Institutional Shares	757	1,739
Service Shares	61	935
Shares repurchased
Institutional Shares	(68,108)	(113,619)
Service Shares	(93,702)	(167,678)
Net Increase/(Decrease) from Capital Share Transactions	230,755	70,343
Net Increase/(Decrease) in Net Assets	215,111	404,084
Net Assets:
Beginning of period	1,290,002	885,918
End of period	$1,505,113	$1,290,002

Undistributed net investment income/(loss)*	$40	$526

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  11

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Forty Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$41.18	$30.16	$27.68	$24.58	$20.84	$17.37
Income from Investment Operations:
Net investment income/(loss)	.01	.15	.13	.06	.06	.08
Net gain/(loss) on securities (both realized and unrealized)	(.20)	10.99	2.45	3.10	3.74	3.48
Total from Investment Operations	(.19)	11.14	2.58	3.16	3.80	3.56
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	(.12)	(.10)	(.06)	(.06)	(.09)
Distributions (from capital gains)*	–	–	–	–	–	–
Payment from affiliate	–(1)	–	–	–(1)	–(1)	–
Total Distributions and Other	(.04)	(.12)	(.10)	(.06)	(.06)	(.09)
Net Asset Value, End of Period	$40.95	$41.18	$30.16	$27.68	$24.58	$20.84
Total Return**	(0.46)%(2)	36.99%	9.35%	12.85%(2)	18.23%(2)	20.54%
Net Assets, End of Period (in thousands)	$729,406	$576,503	$439,009	$560,842	$502,681	$530,617
Average Net Assets for the Period (in thousands)	$583,180	$485,379	$474,784	$509,092	$495,684	$509,046
Ratio of Gross Expenses to Average Net Assets*** (4)(5)	0.67%	0.69%(5)	0.70%(5)	0.67%	0.67%	0.68%
Ratio of Net Expenses to Average Net Assets***(5)	0.67%	0.69%(5)	0.70%(5)	0.67%	0.67%	0.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.18%	0.40%	0.37%	0.24%	0.24%	0.40%
Portfolio Turnover Rate***	55%	24%	44%	42%	16%	41%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Forty Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$40.80	$29.91	$27.45	$24.39	$20.68	$17.24
Income from Investment Operations:
Net investment income/(loss)	(.01)	.06	.03	–	–	.03
Net gain/(loss) on securities (both realized and unrealized)	(.23)	10.89	2.47	3.06	3.72	3.46
Total from Investment Operations	(.24)	10.95	2.50	3.06	3.72	3.49
Less Distributions and Other:
Dividends (from net investment income)*	–	(.06)	(.04)	–	(.01)	(.05)
Distributions (from capital gains)*	–	–	–	–	–	–
Payment from affiliate	–(1)	–	–	–	–	–
Total Distributions and Other	–	(.06)	(.04)	–	(.01)	(.05)
Net Asset Value, End of Period	$40.56	$40.80	$29.91	$27.45	$24.39	$20.68
Total Return**	(0.58)%(3)	36.63%	9.12%	12.56%	17.97%	20.23%
Net Assets, End of Period (in thousands)	$775,707	$713,499	$446,909	$465,001	$437,777	$427,292
Average Net Assets for the Period (in thousands)	$729,398	$557,041	$439,970	$441,936	$423,061	$390,044
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.92%	0.94%(6)	0.95%(6)	0.92%	0.92%	0.93%
Ratio of Net Expenses to Average Net Assets***(5)	0.92%	0.94%(6)	0.95%(6)	0.92%	0.92%	0.93%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.05)%	0.15%	0.12%	(0.01)%	0%	0.15%
Portfolio Turnover Rate***	55%	24%	44%	42%	16%	41%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	During the fiscal year or period ended, Janus Capital Management LLC (“Janus Capital”) and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3)	During the fiscal year or period ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2008, 2007, 2006, 2005 and 2004
(5)	See “Explanations of Charts, Tables and Financial Statements.”
(6)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets includes dividends on short positions. The ratio would be 0.67% for Institutional Shares and 0.92% for Service Shares in 2007 and 0.70% for Institutional Shares and 0.95% for Service Shares in 2006 without the inclusion of dividends on short positions.

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2008

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
#	Loaned security; a portion or all of the security is on loan at June 30, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Forty Portfolio	$1,415,739,193	$157,714,309	$–

Janus Aspen Series  June 30, 2008  13

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Forty Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers sixteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio is classified as non-diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales,

14  Janus Aspen Series  June 30, 2008

avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2008, the Portfolio had on loan securities valued as indicated:

Value at
Portfolio	June 30, 2008

Janus Aspen Forty Portfolio	$56,064,978

As of June 30, 2008, the Portfolio received cash collateral for securities lending activity as indicated:

Cash Collateral at
Portfolio	June 30, 2008

Janus Aspen Forty Portfolio	$57,713,554

As of June 30, 2008, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, unless noted in the following tables:

Time Deposits at
Portfolio	June 30, 2008

Janus Aspen Forty Portfolio	$34,502,941

Repurchase Agreements at
Portfolio	June 30, 2008

Janus Aspen Forty Portfolio	$17,302,807

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds.

Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in

Janus Aspen Series  June 30, 2008  15

Notes to Financial Statements (unaudited) (continued)

securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may enter into swap agreements to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as

16  Janus Aspen Series  June 30, 2008

a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be

Janus Aspen Series  June 30, 2008  17

Notes to Financial Statements (unaudited) (continued)

more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or

18  Janus Aspen Series  June 30, 2008

liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Portfolio intends to avail itself to the fair value option.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $21,861 was paid by the Trust during the six-month period ended June 30, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2008.

During the six-month period ended June 30, 2008 , Janus Capital reimbursed the Portfolio as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below. Reimbursements are included in “Payment from affiliate” on the Statements of Changes in Net Assets.

For the six-month period ended June 30, 2008

Portfolio

Janus Aspen Forty Portfolio – Institutional Shares	$5,081
Janus Aspen Forty Portfolio – Service Shares	5,425

For the six-month period ended June 30, 2008, Janus Capital assumed $39,515 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds’

Janus Aspen Series  June 30, 2008  19

Notes to Financial Statements (unaudited) (continued)

respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/08

Janus Aspen Forty Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$101,637,337	$83,473,926	$582,335	$54,584,911
Janus Institutional Money Market Fund – Institutional Shares	260,668,918	215,253,074	586,254	45,415,844

	$362,306,255	$298,727,000	$1,168,589	$100,000,755

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Forty Portfolio	$1,110,358,119	$514,973,505	$(51,878,122)	$463,095,383

Net capital loss carryovers as of December 31, 2007 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2007

	December	December	December	Accumulated
Portfolio	31, 2009	31, 2010	31, 2011	Capital Losses

Janus Aspen Forty Portfolio(1)	$(176,789,231)	$(149,006,480)	$(146,398,991)	$(472,194,702)

(1)	Capital loss carryovers subject to annual limitations.

20  Janus Aspen Series  June 30, 2008

During the year ended December 31, 2007, the following capital loss carryovers were utilized by the Portfolio as indicated in the table below.

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Forty Portfolio	$15,937,035

4.	Capital Share Transactions

For the six-month period ended June 30, 2008 (unaudited) and
the fiscal year ended December 31, 2007	Janus Aspen Forty Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	5,525	2,668
Reinvested dividends and distributions	18	46
Shares repurchased	(1,730)	(3,269)
Net Increase/(Decrease) in Portfolio Shares	3,813	(555)
Shares Outstanding, Beginning of Period	13,999	14,554
Shares Outstanding, End of Period	17,812	13,999
Transactions in Portfolio Shares – Service Shares
Shares sold	4,003	7,192
Reinvested dividends and distributions	1	25
Shares repurchased	(2,366)	(4,671)
Net Increase/(Decrease) in Portfolio Shares	1,638	2,546
Shares Outstanding, Beginning of Period	17,489	14,943
Shares Outstanding, End of Period	19,127	17,489

5.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and option contracts) were as follows:

Proceeds from
			Purchases of	Sales of
		Proceeds from	Long-Term	Long-Term
	Purchases of	Sales of	U.S. Government	U.S. Government
Portfolio	Securities	Securities	Obligations	Obligations

Janus Aspen Forty Portfolio	$497,797,272	$341,328,443	$–	$–

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain

Janus Aspen Series  June 30, 2008  21

Notes to Financial Statements (unaudited) (continued)

Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

22  Janus Aspen Series  June 30, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series  June 30, 2008  23

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

24  Janus Aspen Series  June 30, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

Janus Aspen Series  June 30, 2008  25

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

26  Janus Aspen Series  June 30, 2008

Notes

Janus Aspen Series  June 30, 2008  27

Notes

28  Janus Aspen Series  June 30, 2008

Notes

Janus Aspen Series  June 30, 2008  29

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market
Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/08)

C-0708-419	109-24-710 08-08

2008 Semiannual Report
Janus Aspen Series

Janus Aspen Fundamental Equity Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Schedule of Investments	14
Notes to Financial Statements	15
Additional Information	24
Explanations of Charts, Tables and Financial Statements	25

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of the managers’ best judgment at the time this report was compiled, which was June 30, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2009. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2008  1

Janus Aspen Fundamental Equity Portfolio (unaudited)

Portfolio Snapshot
The conservative growth portfolio relies on the Janus Research Team to drive its fundamental approach to investing in core holdings and opportunistic companies.

Team Based Approach
Led by Jim Goff
Director of Research

Performance Overview

For the six-month period ended June 30, 2008, Janus Aspen Fundamental Equity Portfolio’s Institutional Shares and Service Shares returned -12.15% and -12.27%, respectively. The Portfolio underperformed its primary benchmark, the S&P 500® Index, which returned -11.91%, as well as its secondary benchmark, the Russell 1000® Growth Index, which returned -9.06%.

Economic Overview

Stock prices rebounded from the March lows into May but fell again in June. While economic growth during the first quarter proved to be stronger than initially reported, consumer confidence slumped, tight credit conditions prevailed and inflationary pressure remained elevated in the period. The U.S. Federal Reserve (Fed) held its target interest rate steady at its June meeting, which represented a shift in focus from stabilizing economic growth to controlling inflation.

The broad equity market finished near its lowest level since August 2006. Smaller capitalization stocks fared better than large-cap stocks, while growth stocks dominated value stocks. Financials were by far the weakest group. Consumer discretionary, telecommunication services and industrials were also weak sectors. Energy and materials gained during the period; defensive sectors such as utilities and consumer staples outperformed.

Since November 7, 2007, Janus Aspen Fundamental Equity Portfolio has been team managed, representing the best ideas from Janus’ more than 30 equity analysts and Director of Research Jim Goff oversees the team. Individual analysts primarily drive stock selection, with debate and oversight provided by each one of the seven global sector research teams with which each analyst is aligned. We believe there is great power in individual analysts driving investment decisions, as they are most familiar with the stocks they cover. We strive to keep the Portfolio sector-neutral compared to its primary benchmark. The focus of the Portfolio is on capturing the best ideas of Janus’ research platform in an attempt to generate strong and consistent investment returns.

Stocks That Hurt Performance

The main area of weakness came from the financials sector; however, oil refiner Valero Energy was the largest detractor from performance during the period. The stock declined amid tight refining margins. Gasoline demand weakness could produce a headwind for the company, which we are closely monitoring.

Within the financials sector Fannie Mae came under pressure in the period on concerns that the company is inadequately capitalized. The company raised capital this spring and our research indicated that the company, absent a severe housing downturn, should be well positioned to garner market share and improve spreads. However, a lack of confidence in Fannie Mae’s ability to raise any additional capital, should the company need it, weighed on the shares late in the period. We recognize the risk market psychology and technical pressures can pose on the fundamentals and will continue to monitor the situation very closely.

Staying within financials, JP Morgan Chase detracted from performance during the period despite the fact that the investment bank/brokerage’s most recent earnings report showed better-than-expected results. In addition, the company maintained its dividend and did not announce a capital raise during the period. We like the company given that it has some of the highest reserve levels in its peer group. Along with many companies within financials sector, the JP Morgan stock price came under pressure due to continued concerns about the credit situation.

Another financials sector holding that held back performance was American Express. The stock declined in the period on concerns about credit losses and rising delinquencies. We believe the company is a well-run, potentially long-term holding trading at an attractive valuation given its high returns.

Investments That Contributed to Performance

The energy sector was the main contributor to performance. Rising prices for oil and natural gas provided a tailwind to holdings like EOG Resources which made it the top contributor to Portfolio performance during the period. We believe that EOG Resources has an attractive asset base with continued growth potential. We think the company has better technical proficiency in shale production than its peers.

Staying within energy, on the oilfield service side, Schlumberger has benefited from higher oil prices as well, prompting more drilling. We think higher rig counts and higher spending should provide an attractive outlook for Schlumberger.

2  Janus Aspen Series  June 30, 2008

(unaudited)

Also within energy, Hess was a contributor to performance for the period. We believe Hess’ exploration/discovery capabilities have enabled the company to capture large new discoveries. Specifically, Hess’ interest in Brazil’s Santos Basin has the potential to equal its current reserves. We do not think the stock price at the end of the period adequately reflected the potential size of these reserves. In addition, we believe these reserves could provide a valuation floor should commodity prices retreat.

Another contributor to performance came from the industrials sector. Canada-based Potash Corporation of Saskatchewan benefited from strong industry pricing trends during the first half of 2008. For example, Brazil recently accepted a price increase to $1,000/ton of potash from a Russian supplier, which represented the first large market to accept such a price level. Many analysts’ forecasts for 2009 remain markedly below this level. We remain comforted by the fact that new supply continued to be delayed, which suggests demand will continue to outweigh supply.

Outlook

The Portfolio remained sector-neutral at the end of the period and we expect stock selection to be a key driver of returns going forward. Volatile markets tend to give many investors a reason to focus on the short term. Therefore, we believe we will see many opportunities for long-term investors to purchase good businesses at attractive prices. Looking ahead, we will continue to invest with conviction in areas where we feel we can develop an edge through research. Through our valuation discipline and focus on risk management, we remain committed to seeking superior long-term results for our clients.

During the period, in anticipation of changes in various foreign currencies, we hedged a portion of the Portfolio’s foreign currency exposure. We may continue to hedge our forward foreign currency exchange contracts to buy and/or sell currencies in order to fix the rate at which we can exchange the currency on a future date. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Thank you for your investment in Janus Aspen Fundamental Equity Portfolio.

Janus Aspen Series  June 30, 2008  3

Janus Aspen Fundamental Equity Portfolio (unaudited)

Janus Aspen Fundamental Equity Portfolio At A Glance

5 Top Performers – Holdings

Contribution

EOG Resources, Inc.	1.45%
Schlumberger, Ltd. (U.S. Shares)	0.79%
Hess Corp.	0.72%
Celgene Corp.	0.44%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.40%

5 Bottom Performers – Holdings

Contribution

Valero Energy Corp.	–1.30%
Fannie Mae	–1.09%
Merck & Company, Inc.	–0.95%
JP Morgan Chase & Co.	–0.75%
American Express Co.	–0.71%

4 Top Performers – Sectors**

		Portfolio Weighting
	Portfolio Contribution	(% of Equities)	S&P 500® Index Weighting

Energy	1.68%	17.11%	17.34%
Industrials	–0.29%	16.50%	16.47%
Consumer	–1.22%	14.46%	14.22%
Healthcare	–1.22%	13.20%	12.64%

3 Bottom Performers – Sectors**

		Portfolio Weighting
	Portfolio Contribution	(% of Equities)	S&P 500® Index Weighting

Financials	–5.75%	16.05%	16.86%
Technology	–2.63%	14.65%	14.14%
Communications	–1.74%	8.03%	8.32%

**	The sectors listed above represent those covered by the seven analyst teams who comprise the Janus Research Team.

4  Janus Aspen Series  June 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2008

Hess Corp. Oil Companies – Integrated	4.5%
CVS/Caremark Corp. Retail – Drug Store	4.2%
Cisco Systems, Inc. Networking Products	3.8%
United Parcel Service, Inc. – Class B Transportation – Services	3.7%
Avon Products, Inc. Cosmetics and Toiletries	3.6%

19.8%

Asset Allocation – (% of Net Assets)
As of June 30, 2008

Emerging markets comprised 1.4% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2008

As of December 31, 2007

Janus Aspen Series  June 30, 2008  5

Janus Aspen Fundamental Equity Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2008						Expense Ratios – for the fiscal year ended December 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Fundamental Equity Portfolio

Institutional Shares	–12.15%	–10.59%	9.91%	6.86%	11.00%	1.48%	1.20%(a)

Service Shares	–12.27%	–10.80%	9.64%	6.73%	10.85%	1.73%	1.45%(b)

S&P 500® Index	–11.91%	–13.12%	7.58%	2.88%	6.03%

Russell 1000® Growth Index	–9.06%	–5.96%	7.32%	0.96%	4.38%

Lipper Quartile – Institutional Shares	–	2nd	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	–	54/207	6/166	2/79	1/60

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a) At December 31, 2007, Janus Capital contractually agreed to waive the Portfolio’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2009. The expense waiver is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

(b) At December 31, 2007, Janus Capital contractually agreed to waive the Portfolio’s total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2009. The expense waiver is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

6  Janus Aspen Series  June 30, 2008

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

A Portfolio that invests in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, it may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1997 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 1, 1997

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$878.50	$5.60

Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.02

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$877.30	$6.77

Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.27

†	Expenses are equal to the annualized expense ratio of 1.20% for Institutional Shares and 1.45% for Service Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Aspen Series  June 30, 2008  7

Janus Aspen Fundamental Equity Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Common Stock – 98.2%
Advertising Sales – 2.0%
6,710	Lamar Advertising Co. – Class A*,#	$241,761
Aerospace and Defense – 1.0%
1,835	Northrop Grumman Corp.	122,762
Agricultural Chemicals – 2.8%
455	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	103,999
730	Syngenta A.G.**	236,302
		340,301
Applications Software – 3.0%
13,625	Microsoft Corp.	374,824
Athletic Footwear – 0.7%
1,415	NIKE, Inc. – Class B	84,348
Audio and Video Products – 0.7%
2,000	Sony Corp.	85,943
Brewery – 1.4%
2,545	InBev N.V.**	175,897
Building – Residential and Commercial – 0.9%
230	NVR, Inc.*,#	115,018
Cellular Telecommunications – 0.5%
19,515	Vodafone Group PLC	57,494
Commercial Banks – 0.5%
6,030	Anglo Irish Bank Corporation PLC**	56,865
Computers – 1.2%
495	Apple, Inc.*	82,883
1,510	Hewlett-Packard Co.	66,757
		149,640
Cosmetics and Toiletries – 4.4%
12,185	Avon Products, Inc.	438,904
1,560	Colgate-Palmolive Co.	107,796
		546,700
Diversified Minerals – 0.8%
2,790	Companhia Vale do Rio Doce (ADR)	99,938
Diversified Operations – 4.9%
3,980	Danaher Corp.	307,653
2,685	Siemens A.G.**	295,610
		603,263
Drug Delivery Systems – 0.7%
2,025	Hospira, Inc.*	81,223
Electric – Generation – 3.0%
18,955	AES Corp.*	364,126
Engineering – Research and Development Services – 1.3%
5,870	ABB, Ltd.**	165,709
Enterprise Software/Services – 2.8%
16,605	Oracle Corp.*	348,705
Finance – Credit Card – 2.8%
9,245	American Express Co.	348,259
Finance – Investment Bankers/Brokers – 3.4%
12,235	JP Morgan Chase & Co.	419,783
Finance – Mortgage Loan Banker – 1.5%
9,315	Fannie Mae	181,736
Finance – Other Services – 0.6%
180	CME Group, Inc.	68,974
Independent Power Producer – 1.7%
4,855	NRG Energy, Inc.*	208,280
Investment Management and Advisory Services – 0.6%
1,220	T. Rowe Price Group, Inc.	68,893
Medical – Biomedical and Genetic – 2.2%
2,300	Celgene Corp.*	146,901
2,275	Gilead Sciences, Inc.*	120,461
		267,362
Medical – Drugs – 5.4%
11,245	Merck & Company, Inc.	423,823
1,376	Roche Holding A.G.**	246,971
		670,794
Medical – HMO – 0.4%
1,670	Coventry Health Care, Inc.*	50,801
Medical Products – 0.7%
1,755	Covidien, Ltd.	84,047
Multimedia – 1.8%
2,880	McGraw-Hill Companies, Inc.	115,546
7,175	News Corporation, Inc. – Class A	107,912
		223,458
Networking Products – 3.8%
20,235	Cisco Systems, Inc.*	470,666
Oil – Field Services – 2.1%
2,355	Schlumberger, Ltd. (U.S. Shares)	252,998
Oil Companies – Exploration and Production – 3.2%
3,010	EOG Resources, Inc.	394,912
Oil Companies – Integrated – 5.1%
4,360	Hess Corp.	550,187
1,055	Petroleo Brasileiro S.A. (ADR)	74,726
		624,913
Oil Field Machinery and Equipment – 1.2%
2,615	Cameron International Corp.*	144,740
Oil Refining and Marketing – 2.6%
7,775	Valero Energy Corp.	320,175
Real Estate Management/Services – 0.6%
3,000	Mitsubishi Estate Company, Ltd.	68,504
Reinsurance – 2.9%
88	Berkshire Hathaway, Inc. – Class B*	353,056
REIT – Diversified – 1.1%
12,330	CapitalSource, Inc.	136,616
Retail – Apparel and Shoe – 1.3%
2,075	Industria de Diseno Textil S.A.**	95,375
2,320	Nordstrom, Inc.	70,296
		165,671
Retail – Drug Store – 4.2%
12,970	CVS/Caremark Corp.	513,223
Retail – Restaurants – 1.9%
4,139	McDonald’s Corp.	232,695
Semiconductor Equipment – 1.6%
4,925	KLA-Tencor Corp.	200,497
Television – 1.6%
21,040	British Sky Broadcasting Group PLC	197,546

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Tobacco – 3.6%
9,790	Altria Group, Inc.	$201,282
5,005	Philip Morris International, Inc.	247,197
		448,479
Transportation – Services – 3.7%
7,330	United Parcel Service, Inc. – Class B	450,575
Wireless Equipment – 4.0%
7,100	Crown Castle International Corp.*	274,983
4,870	QUALCOMM, Inc.	216,082
		491,065

Total Common Stock (cost $12,523,367)		12,073,235

Money Markets – 1.0%
30,850	Janus Institutional Cash Management Fund – Institutional Shares, 2.64%	30,850
95,150	Janus Institutional Money Market Fund – Institutional Shares, 2.63%	95,150

Total Money Markets (cost $126,000)		126,000

Other Securities – 2.1%
85,537	Repurchase Agreements†	85,537
170,568	Time Deposits†	170,568

Total Other Securities (cost $256,105)		256,105

Total Investments (total cost $12,905,472) – 101.3%		12,455,340

Liabilities, net of Cash, Receivables and Other Assets – (1.3)%		(161,566)

Net Assets – 100%		$12,293,774

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Belgium	$175,897	1.4%
Bermuda	84,047	0.7%
Brazil	174,664	1.4%
Canada	103,999	0.8%
Germany	295,610	2.4%
Ireland	56,865	0.5%
Japan	154,446	1.2%
Netherlands Antilles	252,998	2.0%
Spain	95,375	0.8%
Switzerland	648,982	5.2%
United Kingdom	255,039	2.0%
United States††	10,157,418	81.6%

Total	$12,455,340	100.0%

††	Includes Short-Term Securities and Other Securities (78.5% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S.$	(Loss)

Euro 11/12/08	130,000	$203,249	$(2,027)
Swiss Franc 11/12/08	200,000	196,080	(3,065)

Total		$399,329	$(5,092)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  9

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2008 (unaudited)	Fundamental
(all numbers in thousands except net asset value per share)	Equity Portfolio

Assets:
Investments at cost(1)	$12,905
Unaffiliated Investments at value(1)	$12,329
Affiliated money market investments	126
Cash	118
Cash denominated in foreign currency (cost $210**)	–
Receivables:
Portfolio shares sold	31
Dividends	23
Non-interested Trustees’ deferred compensation	–
Other assets	1
Total Assets	12,628
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	256
Portfolio shares repurchased	27
Advisory fees	5
Transfer agent fees and expenses	1
Printing and mailing expenses	15
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	25
Forward currency contracts	5
Total Liabilities	334
Net Assets	$12,294
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$13,654
Undistributed net investment income/(loss)*	4
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(908)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(456)
Total Net Assets	$12,294
Net Assets – Institutional Shares	$9,974
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	636
Net Asset Value Per Share	$15.69
Net Assets – Service Shares	$2,320
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	147
Net Asset Value Per Share	$15.76

*	See Note 3 in the Notes to the Financial Statements.
**	Amount is not in thousands.

(1)	Investments at cost and value include $250,442 of securities loaned (Note 1).

See Notes to Financial Statements.

10  Janus Aspen Series  June 30, 2008

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Fundamental
(all numbers in thousands)	Equity Portfolio

Investment Income:
Interest	$–
Securities lending income	1
Dividends	115
Dividends from affiliates	3
Foreign tax withheld	(3)
Total Investment Income	116
Expenses:
Advisory fees	39
Transfer agent fees and expenses	3
Registration fees	16
Custodian fees	15
Professional fees	13
Non-interested Trustees’ fees and expenses	2
Distribution fees – Service Shares	3
System fees	9
Legal fees	2
Printing expenses	17
Other expenses	5
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	124
Expense and Fee Offset	–
Net Expenses	124
Less: Excess Expense Reimbursement	(43)
Net Expenses after Expense Reimbursement	81
Net Investment Income/(Loss)	35
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(827)
Net realized gain/(loss) from swap contracts	(45)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(908)
Net Gain/(Loss) on Investments	(1,780)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,745)

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  11

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Fundamental
and for the fiscal year ended December 31, 2007	Equity Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$35	$36
Net realized gain/(loss) from investment and foreign currency transactions	(827)	3,674
Net realized gain/(loss) from swap contracts	(45)	24
Net realized gain/(loss) from options contracts	–	28
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(908)	(2,139)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,745)	1,623
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(32)	(28)
Service Shares	(5)	(2)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(3,033)	(77)
Service Shares	(693)	(13)
Net (Decrease) from Dividends and Distributions	(3,763)	(120)
Capital Share Transactions:
Shares sold
Institutional Shares	1,334	2,947
Service Shares	711	792
Reinvested dividends and distributions
Institutional Shares	3,065	105
Service Shares	698	15
Shares repurchased
Institutional Shares	(2,119)	(5,480)
Service Shares	(546)	(388)
Net Increase/(Decrease) from Capital Share Transactions	3,143	(2,009)
Net Increase/(Decrease) in Net Assets	(2,365)	(506)
Net Assets:
Beginning of period	14,659	15,165
End of period	$12,294	$14,659

Undistributed net investment income/(loss)*	$4	$6

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2008

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Fundamental Equity Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$25.77	$23.40	$21.31	$18.44	$16.27	$13.24
Income from Investment Operations:
Net investment income/(loss)	.06	.08	.04	.02	.03	.02
Net gain/(loss) on securities (both realized and unrealized)	(3.21)	2.50	2.09	2.87	2.16	3.04
Total from Investment Operations	(3.15)	2.58	2.13	2.89	2.19	3.06
Less Distributions and Other:
Dividends (from net investment income)*	(.07)	(.06)	(.04)	(.02)	(.02)	(.02)
Distributions (from capital gains)*	(6.86)	(.15)	–	–	–	–
Tax return of capital*	–	–	–	–	–	(.01)
Payment from affiliate	–	– (1)	–	– (1)	–	–
Total Distributions and Other	(6.93)	(.21)	(.04)	(.02)	(.02)	(.03)
Net Asset Value, End of Period	$15.69	$25.77	$23.40	$21.31	$18.44	$16.27
Total Return**	(12.15)%	11.02%(2)	9.99%	15.68%(3)	13.44%	23.10%
Net Assets, End of Period (in thousands)	$9,974	$12,198	$13,331	$12,798	$10,414	$10,593
Average Net Assets for the Period (in thousands)	$10,913	$12,754	$13,447	$11,057	$10,039	$9,905
Ratio of Gross Expenses to Average Net Assets***(4)	1.20%	1.20%	1.20%	1.21%	1.23%	1.25%
Ratio of Net Expenses to Average Net Assets***(4)	1.20%	1.20%	1.20%	1.20%	1.23%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.59%	0.27%	0.15%	0.06%	0.14%	0.03%
Portfolio Turnover Rate***	154%	124%	51%	62%	65%	82%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Fundamental Equity Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$25.86	$23.50	$21.44	$18.59	$16.42	$13.16
Income from Investment Operations:
Net investment income/(loss)	.07	.02	(.01)	–	(.01)	–
Net gain/(loss) on securities (both realized and unrealized)	(3.26)	2.51	2.09	2.85	2.18	3.30
Total from Investment Operations	(3.19)	2.53	2.08	2.85	2.17	3.30
Less Distributions and Other:
Dividends (from net investment income)*	(.05)	(.02)	(.02)	–	–	(.04)
Distributions (from capital gains)*	(6.86)	(.15)	–	–	–	–
Tax return of capital*	–	–	–	–	–	– (5)
Payment from affiliate	–	–	–	– (1)	–	–
Total Distributions and Other	(6.91)	(.17)	(.02)	–	–	(.04)
Net Asset Value, End of Period	$15.76	$25.86	$23.50	$21.44	$18.59	$16.42
Total Return**	(12.27)%	10.79%	9.69%	15.35%(3)	13.22%	25.08%
Net Assets, End of Period (in thousands)	$2,320	$2,461	$1,834	$1,049	$379	$289
Average Net Assets for the Period (in thousands)	$2,199	$2,209	$1,825	$667	$290	$219
Ratio of Gross Expenses to Average Net Assets***(4)	1.45%	1.45%	1.45%	1.46%	1.48%	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	1.45%	1.45%	1.45%	1.45%	1.48%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.32%	0.04%	(0.12)%	(0.21)%	(0.09)%	(0.39)%
Portfolio Turnover Rate***	154%	124%	51%	62%	65%	82%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	During the fiscal year or period ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3)	During the fiscal year or period ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.03%.
(4)	See Note 4 in Notes to Financial Statements.
(5)	Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  13

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales and/or securities with extended settlement dates.
#	Loaned security; a portion or all of the security is on loan at June 30, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Fundamental Equity Portfolio	$12,073,235	$382,105	$–

Other Financial Instruments(a):
Janus Aspen Fundamental Equity Portfolio	(5,092)	–	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales and/or securities with extended settlement dates as of June 30, 2008 is noted below.

Portfolio	Aggregate Value

Janus Aspen Fundamental Equity Portfolio	$1,272,729

14  Janus Aspen Series  June 30, 2008

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Fundamental Equity Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers sixteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order

Janus Aspen Series  June 30, 2008  15

Notes to Financial Statements (unaudited) (continued)

to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2008, the Portfolio had on loan securities valued as indicated:

Value at
Portfolio	June 30, 2008

Janus Aspen Fundamental Equity Portfolio	$250,442

As of June 30, 2008, the Portfolio received cash collateral for securities lending activity as indicated:

Cash Collateral at
Portfolio	June 30, 2008

Janus Aspen Fundamental Equity Portfolio	$256,105

As of June 30, 2008, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, unless noted in the following tables:

Time Deposits at
Portfolio	June 30, 2008

Janus Aspen Fundamental Equity Portfolio	$170,568

Repurchase Agreements at
Portfolio	June 30, 2008

Janus Aspen Fundamental Equity Portfolio	$85,537

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds.

Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative

16  Janus Aspen Series  June 30, 2008

instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may enter into swap agreements to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as

Janus Aspen Series  June 30, 2008  17

Notes to Financial Statements (unaudited) (continued)

a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be

18  Janus Aspen Series  June 30, 2008

more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined

Janus Aspen Series  June 30, 2008  19

Notes to Financial Statements (unaudited) (continued)

pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Portfolio intends to avail itself to the fair value option.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.60%.

Janus Capital has agreed until at least May 1, 2009 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed an annual rate of 1.20% of the average daily net assets of the Portfolio. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $21,861 was paid by the Trust during the six-month period ended June 30, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2008 are included in “Non-

20  Janus Aspen Series  June 30, 2008

interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2008.

During the fiscal year ended December 31, 2007, Janus Capital reimbursed the Portfolio as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below. Reimbursements are included in “Payment from affiliate” on the Statements of Changes in Net Assets.

For the fiscal year ended December 31, 2007

Portfolio

Janus Aspen Fundamental Equity Portfolio – Institutional Shares	$33

For the six-month period ended June 30, 2008, Janus Capital assumed $39,515 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/08

Janus Aspen Fundamental Equity Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$521,478	$599,598	$740	$30,850
Janus Institutional Money Market Fund – Institutional Shares	3,202,333	3,107,183	2,573	95,150

	$3,723,811	$3,706,781	$3,313	$126,000

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Fundamental Equity Portfolio	$12,973,941	$918,137	$(1,436,738)	$(518,601)

Janus Aspen Series  June 30, 2008  21

Notes to Financial Statements (unaudited) (continued)

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2008 (unaudited) and each fiscal year ended December 31

	Institutional Shares						Service Shares
Portfolio	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003

Janus Aspen Fundamental Equity Portfolio	1.86%	1.48%	1.73%	1.44%	1.52%	2.08%	2.10%	1.73%	2.00%	1.73%	1.76%	2.35%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5.	Capital Share Transactions

	Janus Aspen
For the six-month period ended June 30, 2008 (unaudited) and	Fundamental Equity
the fiscal year ended December 31, 2007	Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	56	120
Reinvested dividends and distributions	196	4
Shares repurchased	(89)	(221)
Net Increase/(Decrease) in Portfolio Shares	163	(97)
Shares Outstanding, Beginning of Period	473	570
Shares Outstanding, End of Period	636	473
Transactions in Portfolio Shares – Service Shares
Shares sold	31	32
Reinvested dividends and distributions	44	1
Shares repurchased	(23)	(16)
Net Increase/(Decrease) in Portfolio Shares	52	17
Shares Outstanding, Beginning of Period	95	78
Shares Outstanding, End of Period	147	95

6.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and option contracts) were as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Fundamental Equity Portfolio	$9,972,674	$10,626,801	$–	$–

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the

22  Janus Aspen Series  June 30, 2008

“Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  June 30, 2008  23

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

24  Janus Aspen Series  June 30, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Aspen Series  June 30, 2008  25

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

26  Janus Aspen Series  June 30, 2008

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series  June 30, 2008  27

Notes

28  Janus Aspen Series  June 30, 2008

Notes

Janus Aspen Series  June 30, 2008  29

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market
Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/08)

C-0708-419	109-24-711 08-08

2008 Semiannual Report
Janus Aspen Series

Janus Aspen Global Life Sciences Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Schedule of Investments	14
Notes to Financial Statements	16
Additional Information	26
Explanations of Charts, Tables and Financial Statements	27

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2008. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2009. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2008  1

Janus Aspen Global Life Sciences Portfolio (unaudited)

Portfolio Snapshot
This portfolio seeks companies around the world that are dedicated to improving the quality of life for a growing and aging world.

Andy Acker
portfolio manager

Introduction

June 30, 2008 marked the completion of my first 14 months as sole portfolio manager of the Janus Aspen Global Life Sciences Portfolio. I had worked closely with former manager Tom Malley over the previous eight years. While Tom’s leadership will be missed, I am fortunate to be working with an outstanding team of six dedicated health care analysts (combined we have over 65 years of professional investment experience). Their considerable efforts and strong stock picking allowed for a smooth transition.

Performance Overview

The Janus Aspen Global Life Sciences Portfolio’s Institutional and Service Shares returned 4.44% and 4.21%, respectively, for the 12-month period and -6.96% and -7.08% for the six-month period ended June 30, 2008. This performance compared favorably to the -13.12% 12-month return and -11.91% six-month return for the S&P 500® Index (the Portfolio’s primary benchmark). Additionally, the Portfolio outperformed the -9.07% 12-month return and -9.36% six-month return for the MSCI1 World Health Care Index (the Portfolio’s secondary benchmark). The 13.51% Institutional Shares’ outperformance versus the health care benchmark helped place the Portfolio in the top 6% of its Lipper peer group for the 12-month period ended June 30, 2008.

As of June 30, 2008	One Year	Three Years	Five Years

Lipper Quartile	1st	1st	1st
Rank	(2 out of 35)	(7 out of 32)	(1 out of 28)
Percentile	6th	22nd	4th

Lipper rankings based on total returns in the Lipper Variable Annuity Health/Biotechnology Funds category.

Data presented reflects past performance, which is no guarantee of future results.

Investment Strategy

The Portfolio seeks to uncover opportunities that span the life sciences spectrum, including stocks in the biotechnology, pharmaceuticals, health care services and medical technology arenas. Our bottom-up fundamental approach utilizes extensive proprietary research in an effort to discover the best investment ideas across the globe.

Portfolio Composition

The Portfolio includes companies that we categorize into three conceptual groups: core growth, emerging growth and opportunistic investments. In general, about half of the Portfolio is invested in core growth holdings (companies with dominant franchises that tend to generate strong, consistent free cash flow). Emerging growth companies (those with new products that we believe can drive earnings acceleration) generally represent 20-30% of the Portfolio. The remaining weighting consists of opportunistic investments, exemplified by companies suffering from what we feel are short-term market misperceptions that should resolve over time.

In anticipation of changes in various foreign currencies, we may hedge a portion of the Portfolio’s foreign currency exposure. Forward currency exchange contracts may be used to buy and/or sell currencies in order to fix the rate at which we can exchange the currency on a future date. (Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.)

Stocks That Aided Returns

Unlike many health care sector funds, the Janus Aspen Global Life Sciences Portfolio has a broad mandate which allows for investments in the agricultural industry. The Portfolio’s top contributor for the period was K+S, the largest producer of potash (a key fertilizer ingredient) in Europe. Tight global supplies and strong demand from emerging markets have led to a dramatic acceleration in potash prices (up over 300% in the past two years). Given the company’s relatively fixed cost base, rising prices have led to a disproportionate profit gain for K+S, and an attractive return on our investment (up over 140% during the six-month period).

Two names in the biotechnology sector were strong contributors during the period. Celgene suffered in the fourth quarter of 2007 from competitive concerns for key

2  Janus Aspen Series  June 30, 2008

(unaudited)

cancer drug Revlimid. We bought more stock on the weakness and were pleased when continued strong sales led to a nice recovery in the first half of 2008 (up over 38%).

Acorda Therapeutics represents a key theme of the Portfolio, seeking to invest in companies addressing high unmet medical needs. Acorda’s drug Fampridine SR was the first to show potential to improve walking ability in patients suffering from multiple sclerosis. A positive phase III trial for Fampridine led to a nearly 50% gain for the stock in the first six months of the year.

Stocks That Weighed on Returns

Two of our managed care holdings (UnitedHealth Group and Coventry Health Care) were among the largest detractors during the period (down about 55% and 50%, respectively). Both suffered from near-term earnings revisions as they reported higher-than-expected medical costs. The industry seems to have been too aggressive in pricing in an effort to attract more members during a period of slow industry growth. Uncertainty about the political environment also may have contributed to the stock weakness. We expect that in the coming years, the companies will be able to improve margins and returns. In the meantime, we believe the stocks represent an attractive value.

Another detractor during the period was pharmaceutical firm Merck & Company. After several years of strong price appreciation, Merck’s stock was adversely impacted in the first half of 2008 by a negative trial involving Vytorin, a key cholesterol drug marketed jointly with Schering-Plough. This trial outcome (and the subsequent negative press coverage) led to substantial declines in prescriptions and projected sales for the franchise. Despite this setback, we continue to like the long-term outlook for the company.

Risk Management

The Portfolio experienced several setbacks in 2006 which prompted us to re-evaluate and refine our investment process. In consultation with Janus’ head of risk management, we incorporated a value-at-risk (VAR) approach to further strengthen the Portfolio’s risk controls. This approach focuses our attention on downside risk, especially that arising from binary events (such as clinical trial announcements or regulatory decisions) that can lead to significant share price volatility. In practice, this means the position size of any one holding is limited so that, in a worst-case scenario, the estimated adverse impact from a particular event should not exceed 1% of the Portfolio’s performance. We incorporated the VAR approach at the beginning of 2007 and are encouraged by the results so far.

Looking Ahead

We believe aging populations and technological advances will continue to support rapid health care spending growth across the world’s economies. We also see significant opportunities in emerging markets as rising standards of living in those regions should lead to increased health care expenditures.

The underperformance of health care stocks versus the broader indices over the last five years has created what we feel are compelling valuations within the sector. In addition, we think concerns about slowing economic growth should highlight the sector’s defensive qualities.

We have conviction in the names we own and are pleased with the Portfolio’s performance. We continue to seek investments within life sciences that we feel represent the sector’s best opportunities.

Thank you for your continued investment in the Janus Aspen Global Life Sciences Portfolio.

[1]	MSCI is Morgan Stanley Capital International.

Janus Aspen Series  June 30, 2008  3

Janus Aspen Global Life Sciences Portfolio (unaudited)

Janus Aspen Global Life Sciences Portfolio At A Glance

5 Top Performers – Holdings

Contribution

K+S A.G.	2.26%
Celgene Corp.	1.15%
Acorda Therapeutics, Inc.	0.88%
Elan Corporation PLC	0.81%
Syngenta A.G.	0.49%

5 Bottom Performers – Holdings

Contribution

UnitedHealth Group, Inc.	-1.57%
Merck & Company, Inc.	-1.54%
Coventry Health Care, Inc.	-1.48%
Shire PLC	-0.76%
Pediatrix Medical Group, Inc.	-0.60%

5 Top Performers – Sectors

		Portfolio Weighting
	Portfolio Contribution	(% of Equities)	S&P 500® Index Weighting

Materials	2.84%	7.76%	3.60%
Other*	0.01%	-0.01%	0.00%
Consumer Discretionary	0.00%	0.00%	8.60%
Energy	0.00%	0.00%	13.67%
Information Technology	0.00%	0.00%	16.01%

5 Bottom Performers – Sectors

		Portfolio Weighting
	Portfolio Contribution	(% of Equities)	S&P 500® Index Weighting

Health Care	-8.40%	83.87%	11.85%
Financials	-0.39%	2.53%	16.86%
Industrials	-0.26%	0.25%	11.71%
Consumer Staples	-0.16%	5.60%	10.63%
Utilities	0.00%	0.00%	3.67%

*	Industry not classified by Global Industry Classification Standard.

4  Janus Aspen Series  June 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2008

Roche Holding A.G. Medical – Drugs	3.9%
Merck & Company, Inc. Medical – Drugs	3.9%
CVS/Caremark Corp. Retail – Drug Store	3.7%
Celgene Corp. Medical – Biomedical and Genetic	3.7%
Bayer A.G. Chemicals – Diversified	3.5%

18.7%

Asset Allocation – (% of Net Assets)
As of June 30, 2008

Emerging markets comprised 3.4% of total net assets.

*Includes Securities Sold Short of (0.5)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2008

As of December 31, 2007

Janus Aspen Series  June 30, 2008  5

Janus Aspen Global Life Sciences Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2008					Expense Ratios – for the fiscal year ended December 31, 2007
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Global Life Sciences Portfolio

Institutional Shares	–6.96%	4.44%	11.95%	0.99%	1.09%	1.09%(a)

Service Shares	–7.08%	4.21%	11.66%	0.74%	1.34%	1.34%(b)

S&P 500® Index	–11.91%	–13.12%	7.58%	0.17%

Morgan Stanley Capital International World Health Care Index	–9.36%	–9.07%	5.38%	3.06%**

Lipper Quartile – Institutional Shares	–	1st	1st	3rd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Health/Biotechnology Funds	–	2/35	1/28	5/6

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a) At December 31, 2007, Janus Capital contractually agreed to waive the Portfolio’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2009. The expense waiver is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

(b) At December 31, 2007, Janus Capital contractually agreed to waive the Portfolio’s total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2009. The expense waiver is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s total operating expenses did not exceed the expense limit so no waivers were in effect for the fiscal year ended December 31, 2007.
See important disclosures on the next page.

6  Janus Aspen Series  June 30, 2008

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity portfolios. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s use of short sales in effect leverages the Portfolio. The Portfolio’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

A Portfolio that invests in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, it may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

The Portfolio invests in certain industry groups, which may react similarly to market developments (resulting in greater price volatility), and may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

January 31, 2000 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – January 18, 2000

**	The Morgan Stanley Capital International World Health Care Index since inception returns are calculated from January 31, 2000.

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$930.40	$5.95

Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.22

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$929.20	$7.15

Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.47

†	Expenses are equal to the annualized expense ratio of 1.24% for Institutional Shares and 1.49% for Service Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Aspen Series  June 30, 2008  7

Janus Aspen Global Life Sciences Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Common Stock – 96.1%
Agricultural Chemicals – 1.4%
1,041	Syngenta A.G.**	$336,973
Chemicals – Diversified – 5.7%
9,991	Bayer A.G.**	837,221
909	K+S A.G.**	519,620
		1,356,841
Drug Delivery Systems – 0.9%
5,460	Hospira, Inc.*	219,001
Life and Health Insurance – 1.0%
9,490	OdontoPrev S.A.	242,787
Medical – Biomedical and Genetic – 22.6%
13,705	Acorda Therapeutics, Inc.*	449,935
7,370	Alexion Pharmaceuticals, Inc.*,**	534,325
7,835	Amgen, Inc.*	369,499
20,765	Arena Pharmaceuticals, Inc.*,#	107,770
2,220	Biogen Idec, Inc.*	124,076
13,715	Celgene Corp.*,**	875,978
5,279	Cougar Biotechnology, Inc.*	125,799
17,760	Exelixis, Inc.*	88,800
37,480	Fibrogen, Inc.*,,§	219,258
5,730	Genentech, Inc.*	434,907
9,160	Genzyme Corp.*	659,703
11,181	Gilead Sciences, Inc.*	592,034
34,665	Human Genome Sciences, Inc.*	180,605
9,260	OSI Pharmaceuticals, Inc.*,#	382,623
12,390	Sequenom, Inc.*	197,744
		5,343,056
Medical – Drugs – 30.9%
24,045	Achillion Pharmaceuticals, Inc.*	53,620
18,675	Array BioPharma, Inc.*	87,773
11,770	AstraZeneca Group PLC (ADR)**	500,578
11,215	Auxilium Pharmaceuticals, Inc.*,#	377,048
12,915	BioForm Medical, Inc.*	52,177
13,875	Elan Corporation PLC (ADR)*,**,#	493,256
6,575	Eli Lilly and Co.	303,502
13,370	Forest Laboratories, Inc.*	464,474
11,640	K-V Pharmaceutical Co. – Class A*,#	225,001
24,695	Merck & Company, Inc.	930,755
2,737	Merck KGaA**	387,744
8,979	Novartis A.G.**	492,498
5,213	Roche Holding A.G.**	935,653
2,579	Sanofi-Aventis**	171,554
17,770	Savient Pharmaceuticals, Inc.*,#	449,581
15,250	Schering-Plough Corp.	300,273
7,315	Shire PLC (ADR)**,#	359,386
2,610	Valeant Pharmaceuticals International*,#	44,657
13,120	Wyeth	629,235
1,750	Xenoport, Inc.*	68,303
		7,327,068
Medical – Generic Drugs – 3.3%
6,235	Alpharma, Inc. – Class A*,#	140,475
4,005	Barr Pharmaceuticals, Inc.*	180,545
13,160	Mylan Laboratories, Inc.#	158,841
6,980	Pharmstandard (GDR) (144A)*	192,227
2,620	Teva Pharmaceutical S.P. (ADR)	119,996
		792,084
Medical – HMO – 5.0%
10,342	Coventry Health Care, Inc.*	314,604
10,785	Humana, Inc.*	428,919
16,360	UnitedHealth Group, Inc.	429,450
		1,172,973
Medical Instruments – 2.8%
7,400	Medtronic, Inc.	382,950
7,075	St. Jude Medical, Inc.*	289,226
		672,176
Medical Labs and Testing Services – 1.1%
9,935	Diagnosticos da America	256,031
Medical Products – 3.9%
8,225	Covidien, Ltd.	393,894
28,205	Tomotherapy, Inc.*,#	251,871
2,300	Xtent, Inc.*,#	5,773
3,890	Zimmer Holdings, Inc.*	264,715
		916,253
Optical Supplies – 1.2%
1,770	Alcon, Inc. (U.S. Shares)**	288,138
Patient Monitoring Equipment – 1.0%
6,410	Mindray Medical International, Ltd. (ADR)	239,221
Pharmacy Services – 1.9%
9,530	Medco Health Solutions, Inc.*	449,816
Physical Practice Management – 1.7%
8,135	Pediatrix Medical Group, Inc.*	400,486
REIT – Diversified – 1.4%
29,850	CapitalSource, Inc.	330,738
REIT – Office Property – 0.9%
2,295	Alexandria Real Estate Equities, Inc.#	223,395
Retail – Drug Store – 3.7%
22,330	CVS/Caremark Corp.	883,598
Soap and Cleaning Preparations – 1.0%
4,456	Reckitt Benckiser PLC**	225,603
Therapeutics – 4.7%
10,335	BioMarin Pharmaceutical, Inc.*	299,508
12,375	Onyx Pharmaceuticals, Inc.*,#	440,551
10,875	Theravance, Inc.*,#	129,086
2,375	United Therapeutics Corp.*,#	232,156
		1,101,301

Total Common Stock (cost $19,949,285)		22,777,539

Preferred Stock – 1.6%
Medical – Generic Drugs – 0.7%
267,733	Mediquest Therapeutics, convertible, 0%,§	160,640
Medical Instruments – 0.9%
25,073	GMP Companies, Inc., convertible, 0%,§	226,409

Total Preferred Stock (cost $349,991)		387,049

Warrants – 0%
Medical – Generic Drugs – 0%
107,093	Mediquest Therapeutics – expires 6/15/11,§	9,135
21,463	Mediquest Therapeutics – expires 6/15/12,§	2,322

Total Warrants (cost $2,511)		11,457

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Promissory Note – 0.3%
Medical – Generic Drugs – 0.3%
$71,544	Mediquest Therapeutics, 14.00%, due 3/31/09,§ (cost $70,925)	$69,033

Money Markets – 1.4%
175,998	Janus Institutional Cash Management Fund – Institutional Shares, 2.64%	175,998
146,000	Janus Institutional Money Market Fund – Institutional Shares, 2.63%	146,000

Total Money Markets (cost $321,998)		321,998

Other Securities – 10.8%
480,387	Allianz Dresdner Daily Asset Fund†	480,387
691,632	Repurchase Agreements†	691,632
	Time Deposits:
150,632	Abbey National Treasury Services, N.A., 2.4375%, 7/1/08†	150,632
80,704	ABN-Amro Bank N.V., N.A., 2.125%, 7/1/08†	80,704
91,248	BNP Paribas, New York, N.A., 3.00%, 7/1/08†	91,248
13,904	Calyon, N.A., 2.75%, 7/1/08†	13,904
144,838	Danske Bank A/S, Cayman Islands, N.A., 3.15%, 7/1/08†	144,838
12,669	Deutsche Bank, Cayman Islands, N.A., 2.50%, 7/1/08†	12,669
144,838	Dexia Bank S.A., Brussels, N.A., 3.15%, 7/1/08†	144,838
144,838	ING Bank N.V., Amsterdam, N.A., 2.50%, 7/1/08†	144,838
140,957	Lloyd’s TSB Bank PLC, London, N.A., 2.50%, 7/1/08†	140,957
14,484	Natixis, N.A., 2.25%, 7/1/08†	14,484
150,950	Nordea Bank PLC, Finland, N.A., 2.25%, 7/1/08†	150,950
144,838	Rabobank, London, N.A., 2.50%, 7/1/08†	144,838
144,259	Wells Fargo Bank, N.A., 2.25%, 7/1/08†	144,259
		1,379,159

Total Other Securities (cost $2,551,178)		2,551,178

Total Investments (total cost $23,245,888) – 110.2%		26,118,254

Securities Sold Short – (0.5)%
2,558	Intercell A.G.* (proceeds $121,204)	(126,109)

Liabilities, net of Cash, Receivables and Other Assets – (9.7)%		(2,302,412)

Net Assets – 100%		$23,689,733

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$393,895	1.5%
Brazil	498,818	1.9%
Cayman Islands	239,221	0.9%
France	171,554	0.7%
Germany	1,744,585	6.7%
Ireland	493,256	1.9%
Israel	119,996	0.5%
Russia	192,227	0.7%
Switzerland	2,053,263	7.9%
United Kingdom	1,085,568	4.1%
United States††	19,125,871	73.2%

Total	$26,118,254	100.0%

††	Includes Short-Term Securities and Other Securities (62.2% excluding Short-Term Securities and Other Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

Austria	$(126,109)	100.0%

Total	$(126,109)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 8/14/08	96,500	$191,524	$(3,737)
British Pound 11/12/08	125,000	246,390	(6,124)
Euro 8/14/08	119,400	187,542	(7,457)
Euro 10/16/08	300,000	469,691	(226)
Euro 11/12/08	345,000	539,392	(11,542)
Swiss Franc 8/14/08	370,000	362,479	(26,030)
Swiss Franc 10/23/08	646,000	633,223	(11,830)

Total		$2,630,241	$(66,946)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  9

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2008 (unaudited)	Global Life
(all numbers in thousands except net asset value per share)	Sciences Portfolio

Assets:
Investments at cost(1)	$23,246
Unaffiliated Investments at value(1)	$25,796
Affiliated money market investments	322
Cash	–
Cash denominated in foreign currency (cost $8)	8
Deposits with broker for short sales	121
Receivables:
Investments sold	332
Portfolio shares sold	1
Dividends	39
Interest	6
Non-interested Trustees’ deferred compensation	–
Other assets	15
Total Assets	26,640
Liabilities:
Payables:
Short sales, at value (proceeds $121)	126
Collateral for securities loaned (Note 1)	2,551
Investments purchased	125
Portfolio shares repurchased	29
Advisory fees	13
Transfer agent fees and expenses	1
Distribution fees – Service Shares	4
Non-interested Trustees’ deferred compensation fees	–
Foreign tax liability	2
Accrued expenses and other payables	32
Forward currency contracts	67
Total Liabilities	2,950
Net Assets	$23,690
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$21,776
Undistributed net investment income/(loss)*	8
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(906)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	2,812
Total Net Assets	$23,690
Net Assets – Institutional Shares	$2,860
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	264
Net Asset Value Per Share	$10.82
Net Assets – Service Shares	$20,830
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,959
Net Asset Value Per Share	$10.63

*	See Note 3 in the Notes to the Financial Statements.

(1)	Investments at cost and value include $2,473,813 of securities loaned (Note 1).
(2)	Net of foreign taxes on investments of $1,937.

See Notes to Financial Statements.

10  Janus Aspen Series  June 30, 2008

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Global Life
(all numbers in thousands)	Sciences Portfolio

Investment Income:
Interest	$8
Securities lending income	4
Dividends	196
Dividends from affiliates	5
Foreign tax withheld	(16)
Total Investment Income	197
Expenses:
Advisory fees	82
Transfer agent fees and expenses	3
Registration fees	2
Custodian fees	31
Professional fees	14
Non-interested Trustees’ fees and expenses	2
Distribution fees – Service Shares	28
Printing expenses	16
System fees	8
Other expenses	8
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	194
Expense and Fee Offset	(1)
Net Expenses	193
Less: Excess Expense Reimbursement	(6)
Net Expenses after Expense Reimbursement	187
Net Investment Income/(Loss)	10
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	880
Net realized gain/(loss) from short sales	(83)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	(2,861)
Net Gain/(Loss) on Investments	(2,064)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(2,054)

(1)	Net of foreign taxes on investments of $1,937.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  11

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Global Life
and for the fiscal year ended December 31, 2007	Sciences Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$10	$(178)
Net realized gain/(loss) from investment and foreign currency transactions	880	4,599
Net realized gain/(loss) from short sales	(83)	13
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(2,861)	1,379
Payment from affiliate (Note 2)	–	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,054)	5,814
Dividends and Distributions to Shareholders:
Net investment income *
Institutional Shares	–	–
Service Shares	–	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net (Decrease) from Dividends and Distributions	–	–
Capital Share Transactions:
Shares sold
Institutional Shares	251	748
Service Shares	1,142	2,443
Reinvested dividends and distributions
Institutional Shares	–	–
Service Shares	–	–
Shares repurchased
Institutional Shares	(648)	(1,347)
Service Shares	(4,074)	(8,301)
Net Increase/(Decrease) from Capital Share Transactions	(3,329)	(6,457)
Net Increase/(Decrease) in Net Assets	(5,383)	(643)
Net Assets:
Beginning of period	29,073	29,716
End of period	$23,690	$29,073

Undistributed net investment income/(loss)*	$8	$(2)

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2008

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Global Life Sciences Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$11.63	$9.53	$8.94	$7.94	$6.93	$5.49
Income from Investment Operations:
Net investment income/(loss)	.05	.05	.05	.03	.02	.02
Net gain/(loss) on securities (both realized and unrealized)	(.86)	2.05	.54	.97	.99	1.42
Total from Investment Operations	(.81)	2.10	.59	1.00	1.01	1.44
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Payment from affiliate	–	– (1)	–	–	–	–
Total Distributions and Other	–	–	–	–	–	–
Net Asset Value, End of Period	$10.82	$11.63	$9.53	$8.94	$7.94	$6.93
Total Return**	(6.96)%	22.04%(2)	6.60%	12.59%	14.57%	26.23%
Net Assets, End of Period (in thousands)	$2,860	$3,505	$3,428	$3,879	$4,088	$3,822
Average Net Assets for the Period (in thousands)	$3,135	$3,391	$3,913	$3,733	$3,998	$3,601
Ratio of Gross Expenses to Average Net Assets***(3)	1.24%	1.09%	1.10%	0.95%	0.90%	0.97%
Ratio of Net Expenses to Average Net Assets***(3)	1.24%	1.09%	1.10%	0.95%	0.90%	0.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.30%	(0.38)%	(0.48)%	(0.53)%	(0.42)%	(0.34)%
Portfolio Turnover Rate***	83%	81%	80%	89%	108%	110%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Global Life Sciences Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$11.44	$9.40	$8.84	$7.87	$6.89	$5.46
Income from Investment Operations:
Net investment income/(loss)	–	(.01)	(.01)	–	–	–
Net gain/(loss) on securities (both realized and unrealized)	(.81)	2.05	.57	.97	.98	1.43
Total from Investment Operations	(.81)	2.04	.56	.97	.98	1.43
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Payment from affiliate	–	– (1)	–	–	–	–
Total Distributions and Other	–	–	–	–	–	–
Net Asset Value, End of Period	$10.63	$11.44	$9.40	$8.84	$7.87	$6.89
Total Return**	(7.08)%	21.70%(2)	6.33%	12.33%	14.22%	26.19%
Net Assets, End of Period (in thousands)	$20,830	$25,568	$26,288	$30,522	$30,082	$31,282
Average Net Assets for the Period (in thousands)	$22,577	$26,165	$30,308	$30,905	$31,902	$28,604
Ratio of Gross Expenses to Average Net Assets***(3)	1.49%	1.34%	1.35%	1.20%	1.15%	1.22%
Ratio of Net Expenses to Average Net Assets***(3)	1.49%	1.34%	1.35%	1.20%	1.15%	1.22%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.04%	(0.63)%	(0.73)%	(0.77)%	(0.66)%	(0.59)%
Portfolio Turnover Rate***	83%	81%	80%	89%	108%	110%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	During the fiscal year or period ended, Janus Capital and/or Janus Services LLC (“Janus Services”) fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.
(3)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  13

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Health/Biotechnology Funds	Funds that invest at least 65% of their equity portfolios in shares of companies engaged in healthcare, medicine, and biotechnology.

Morgan Stanley Capital International World Health Care Index	Is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales and/or securities with extended settlement dates.
#	Loaned security; a portion or all of the security is on loan at June 30, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

°°  Schedule of Fair Valued Securities (as of June 30, 2008)

		Value as a %
	Value	of Net Assets

Janus Aspen Global Life Sciences Portfolio
Fibrogen, Inc.	$219,258	0.9%
GMP Companies, Inc., convertible, 0%	226,409	0.9%
Mediquest Therapeutics, convertible, 0%	160,640	0.7%
Mediquest Therapeutics – expires 6/15/11	9,135	0.0%
Mediquest Therapeutics – expires 6/15/12	2,322	0.0%
Mediquest Therapeutics, 14.00%, due 3/31/09	69,033	0.3%

	$686,797	2.8%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolio’s trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§  Schedule of Restricted and Illiquid Securities (as of June 30, 2008)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen Global Life Sciences Portfolio
Fibrogen, Inc.°°	12/28/04-11/8/05	$170,534	$219,258	0.9%
GMP Companies, Inc., convertible, 0%°°	5/31/06-2/19/08	189,351	226,409	0.9%
Mediquest Therapeutics, convertible, 0%°°	5/11/06-6/15/06	160,640	160,640	0.7%
Mediquest Therapeutics-expires 6/15/11°°	5/11/06-6/15/06	–	9,135	0.0%
Mediquest Therapeutics-expires 6/15/12°°	10/12/2007-5/8/08	2,511	2,322	0.0%
Mediquest Therapeutics, 14.00%, due 3/31/09°°	10/12/2007-5/8/08	70,925	69,033	0.3%

		$593,961	$686,797	2.8%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2008. The issuer incurs all registration costs.

14  Janus Aspen Series  June 30, 2008

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Life Sciences Portfolio	$22,366,053	$3,065,404	$686,797

Investments in Securities Sold Short:
Janus Aspen Global Life Sciences Portfolio	(126,109)	–	–

Other Financial Instruments(a):
Janus Aspen Global Life Sciences Portfolio	(66,946)	–	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (as of the fiscal period ended June 30, 2008)

Change in
		Accrued		Unrealized	Net	Transfers In
	Balance as of	Discounts/	Realized	Appreciation/	Purchases/	and/or Out of	Balance as of
	December 31, 2007	Premiums	Gain/(Loss)	(Depreciation)(a)	(Sales)	Level 3	June 30, 2008

Investments in Securities:
Janus Aspen Global Life Sciences Portfolio	$578,406	$–	$–	$(23)	$88,151	$20,263	$686,797

(a)	Included in “Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales and/or securities with extended settlement dates as of June 30, 2008 is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Life Sciences Portfolio	$5,608,254

Janus Aspen Series  June 30, 2008  15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Life Sciences Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers sixteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other

16  Janus Aspen Series  June 30, 2008

financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2008, the Portfolio had on loan securities valued as indicated:

Value at
Portfolio	June 30, 2008

Janus Aspen Global Life Sciences Portfolio	$2,473,813

As of June 30, 2008, the Portfolio received cash collateral for securities lending activity as indicated:

Cash Collateral at
Portfolio	June 30, 2008

Janus Aspen Global Life Sciences Portfolio	$2,551,178

As of June 30, 2008, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, unless noted in the following tables:

Time Deposits at
Portfolio	June 30, 2008

Janus Aspen Global Life Sciences Portfolio	$1,379,159

Repurchase Agreements at
Portfolio	June 30, 2008

Janus Aspen Global Life Sciences Portfolio	$691,632

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds.

Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to

Janus Aspen Series  June 30, 2008  17

Notes to Financial Statements (unaudited) (continued)

meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may enter into swap agreements to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying option is that the Portfolio

18  Janus Aspen Series  June 30, 2008

pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of

Janus Aspen Series  June 30, 2008  19

Notes to Financial Statements (unaudited) (continued)

these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in

20  Janus Aspen Series  June 30, 2008

pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Portfolio intends to avail itself to the fair value option.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2009 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $21,861 was paid by the Trust during the six-month period ended June 30, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and

Janus Aspen Series  June 30, 2008  21

Notes to Financial Statements (unaudited) (continued)

Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2008.

During the fiscal year ended December 31, 2007, Janus Services reimbursed the Portfolio as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below. Reimbursements are included in “Payment from affiliate” on the Statements of Changes in Net Assets.

For the fiscal year ended December 31, 2007

Portfolio

Janus Aspen Global Life Sciences Portfolio – Institutional Shares	$69
Janus Aspen Global Life Sciences Portfolio – Service Shares	540

For the six-month period ended June 30, 2008, Janus Capital assumed $39,515 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs’’ and “Costs assumed by Janus Capital’’ are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in ‘‘Expense and Fee Offset’’ on the Statement of Operations. The transfer agent fee offsets received during the period reduce ‘‘Transfer agent fees and expenses’’. Custodian offsets received reduce ‘‘Custodian fees’’. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/08

Janus Aspen Global Life Sciences Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$1,679,143	$1,923,145	$2,323	$175,998
Janus Institutional Money Market Fund – Institutional Shares	3,932,527	3,786,527	2,711	146,000

	$5,611,670	$5,709,672	$5,034	$321,998

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Global Life Sciences Portfolio	$23,787,882	$4,338,094	$(2,007,722)	$2,330,372

22  Janus Aspen Series  June 30, 2008

Net capital loss carryovers as of December 31, 2007 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2007

Portfolio	December 31, 2011	Accumulated Capital Losses

Janus Aspen Global Life Sciences Portfolio	$(1,344,560)	$(1,344,560)

During the year ended December 31, 2007, the following capital loss carryovers were utilized by the Portfolio as indicated in the table below.

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Global Life Sciences Portfolio	$4,726,756

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2008 (unaudited)
and each fiscal year ended December 31

	Institutional Shares						Service Shares
Portfolio	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003

Janus Aspen Global Life Sciences Portfolio	1.29%	1.09%	1.10%	0.95%	0.90%	0.97%	1.54%	1.34%	1.35%	1.20%	1.15%	1.22%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5.	Capital Share Transactions

For the six-month period ended June 30, 2008 (unaudited) and	Janus Aspen Global
the fiscal year ended December 31, 2007	Life Sciences Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	23	70
Reinvested dividends and distributions	-	-
Shares repurchased	(60)	(129)
Net Increase/(Decrease) in Portfolio Shares	(37)	(59)
Shares Outstanding, Beginning of Period	301	360
Shares Outstanding, End of Period	264	301
Transactions in Portfolio Shares – Service Shares
Shares sold	105	232
Reinvested dividends and distributions	-	-
Shares repurchased	(380)	(795)
Net Increase/(Decrease) in Portfolio Shares	(275)	(563)
Shares Outstanding, Beginning of Period	2,234	2,797
Shares Outstanding, End of Period	1,959	2,234

Janus Aspen Series  June 30, 2008  23

Notes to Financial Statements (unaudited) (continued)

6.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and option contracts) were as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Life Sciences Portfolio	$10,500,195	$14,149,281	$–	$–

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting

24  Janus Aspen Series  June 30, 2008

proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  June 30, 2008  25

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

26  Janus Aspen Series  June 30, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a.	Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b.	Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c.	Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Aspen Series  June 30, 2008  27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

28  Janus Aspen Series  June 30, 2008

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series  June 30, 2008  29

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market
Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/08)

C-0708-419	109-24-713 08-08

2008 Semiannual Report
Janus Aspen Series

Janus Aspen Global Technology Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Schedule of Investments	15
Notes to Financial Statements	16
Additional Information	26
Explanations of Charts, Tables and Financial Statements	27

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2008. As the investing environment changes, so could the manager’s opinions. These views are unique to the manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2009. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2008  1

Janus Aspen Global Technology Portfolio (unaudited)

Portfolio Snapshot
This portfolio pursues forward-thinking companies around the globe that are advancing the frontiers of technology in profitable ways.

Barney Wilson
portfolio manager

Performance Overview

During the six months ended June 30, 2008, Janus Aspen Global Technology Portfolio’s Institutional Shares, Service Shares and Service II Shares returned -12.56%, -12.67% and -12.81%. By comparison, the Portfolio’s benchmarks, the S&P 500® Index and the Morgan Stanley Capital International (MSCI) World Information Technology Index returned -11.91% and -12.34%, respectively.

Investment Strategy

Janus Aspen Global Technology Portfolio’s objective is to seek long-term growth of capital. I work closely with the Janus analysts covering technology and technology-related companies to identify high-quality and innovative technology companies that are growing earnings and cash flow in excess of market expectations. While investing in the information technology sector can be more volatile than a broader market index, I believe the sector can provide an excellent opportunity for attractive investment returns if one can tolerate the volatility.

Three things are at the core of the Portfolio’s investment and portfolio construction philosophy: fundamental research, valuation analysis and diversification. First, in the intensive research that is a hallmark of Janus, we seek out the customers, competitors and suppliers of a company to develop our view of the future fundamental performance of that company. I try to anticipate material changes in industries and to understand which companies are going to win on a multi-year basis in the product marketplace and why. Second, in conducting our valuation analysis, we focus foremost on the value of the future cash flows of the company. Third, when constructing the Portfolio, I deliberately seek to control risk by diversifying across multiple dimensions, such as subsectors, geographies, market capitalizations and valuation ranges.

In anticipation of changes in various foreign currencies, I may hedge a portion of the Portfolio’s foreign currency exposure. Forward foreign currency exchange contracts may be used to buy and/or sell currencies in order to fix the rate at which I can exchange the currency on a future date. (Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.)

Detractors from Portfolio Performance

Telecommunication services company SAVVIS was the largest detractor during the period, as the company reported several disappointing quarters. While the company has had inconsistent execution, our research indicates that SAVVIS is still well-positioned. The company, which runs data centers for hosting and optimizing web pages and content delivery, has been a predictable, recurring revenue business with little economic sensitivity. It has benefited from pricing power and a strong secular backdrop.

Another detractor from performance was SiRF Technology Holdings. The company, which makes the chips for GPS systems, reported a bad quarter during the period that included a sharp loss in market share. While we had expected a gradual increase in competitive pressures, the sudden shift in market share was beyond our projections. We sold the position as a result.

Contributors to Performance

CommScope was the largest contributor to performance during the period. The manufacturer of communication infrastructure equipment, including specialized cables, saw solid growth in North America. Additionally, strong free cash flow generation and the benefits of cost reduction initiatives benefited the stock.

Trimble Navigation was another contributor to performance. This provider of advanced positioning product solutions to both commercial and government users experienced positive growth during the period. The construction, agriculture and surveying industries are in the early stages of applying technology to their efforts and Trimble provides technology-enhanced offerings that may greatly improve customers’ efficiency and return on investment. As a result, the company should have long duration and above market growth rates with, what we believe are, attractive returns on capital.

Looking Ahead

I focus on anticipating change, trying to determine which companies are going to win on a multi-year basis in the product marketplace, and on finding companies where I feel the price of the stock is below the value of the cash flows of the company. My goal will continue to be to leverage the strong, grassroots research foundation of Janus to uncover what I believe are the best investment opportunities for our shareholders.

Thank you for your investment in Janus Aspen Global Technology Portfolio.

2  Janus Aspen Series  June 30, 2008

(unaudited)

Janus Aspen Global Technology Portfolio At A Glance

5 Top Performers – Holdings

Contribution

CommScope, Inc.	0.76%
Trimble Navigation, Ltd.	0.41%
Celgene Corp.	0.34%
Marvell Technology Group, Ltd.	0.30%
Diagnosticos da America	0.21%

5 Bottom Performers – Holdings

Contribution

SAVVIS, Inc.	–0.91%
SiRF Technology Holdings, Inc.	–0.90%
ARM Holdings PLC	–0.77%
DealerTrack Holdings, Inc.	–0.77%
BYD Electronic Company, Ltd.	–0.72%

5 Top Performers – Sectors

		Portfolio Weighting
	Portfolio Contribution	(% of Equities)	S&P 500® Index Weighting

Health Care	0.11%	5.36%	11.85%
Consumer Staples	0.00%	0.00%	10.63%
Energy	0.00%	0.00%	13.67%
Financials	0.00%	0.00%	16.86%
Utilities	0.00%	0.00%	3.67%

5 Bottom Performers – Sectors

		Portfolio Weighting
	Portfolio Contribution	(% of Equities)	S&P 500® Index Weighting

Information Technology	–7.96%	69.52%	16.01%
Industrials	–2.81%	13.77%	11.71%
Consumer Discretionary	–1.93%	7.48%	8.60%
Materials	–0.27%	1.69%	3.60%
Telecommunication Services	–0.16%	2.17%	3.39%

Janus Aspen Series  June 30, 2008  3

Janus Aspen Global Technology Portfolio (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2008

Corning, Inc. Telecommunication Equipment – Fiber Optics	4.2%
KLA-Tencor Corp. Semiconductor Equipment	4.0%
Cisco Systems, Inc. Networking Products	3.5%
Hewlett-Packard Co. Computers	3.1%
Oracle Corp. Enterprise Software/Services	2.9%

17.7%

Asset Allocation – (% of Net Assets)
As of June 30, 2008

Emerging markets comprised 9.6% of total net assets

*Includes Securities Sold Short of (3.5%)

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2008

As of December 31, 2007

4  Janus Aspen Series  June 30, 2008

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2008					Expense Ratios – for the fiscal year ended December 31, 2007
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Global Technology Portfolio

Institutional Shares	–12.56%	–5.81%	9.98%	–8.57%	0.83%	0.83%(a)

Service Shares	–12.67%	–6.05%	9.75%	–8.79%	1.08%	1.08%(b)

Service II Shares	–12.81%	–6.14%	9.75%	–8.74%	1.08%	1.08%(c)

S&P 500® Index	–11.91%	–13.12%	7.58%	0.17%

Morgan Stanley Capital International World Information Technology Index	–12.34%	–7.92%	8.35%	–8.44%**

Lipper Quartile – Institutional Shares	–	2nd	2nd	3rd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Science & Technology Funds	–	22/61	19/54	10/15

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

a) At December 31, 2007, Janus Capital contractually agreed to waive the Portfolio’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

(b) At December 31, 2007, Janus Capital contractually agreed to waive the Portfolio’s total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2009. The expense waiver is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

(c) At December 31, 2007, Janus Capital contractually agreed to waive the Portfolio’s total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Total returns shown include fee waivers, if any, and without such waivers total returns would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s total operating expenses did not exceed the expense limit so no waivers were in effect for the fiscal year ended December 31, 2007.
See important disclosures on the next page.

Janus Aspen Series  June 30, 2008  5

Janus Aspen Global Technology Portfolio (unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

The use of short sales may cause the Portfolio to have higher expenses than those of other equity portfolios. Short sales are speculative transactions and involve special risks, including a greater reliance on the investment team’s ability to accurately anticipate the future value of a security. The Portfolio’s losses are potentially unlimited in a short sale transaction. The Portfolio’s use of short sales in effect leverages the Portfolio. The Portfolio’s use of leverage may result in risks and can magnify the effect of any losses. There is no assurance that a leveraging strategy will be successful.

The Portfolio may at times have significant exposure to certain industry groups, which may react similarly to market developments (resulting in greater price volatility). The Portfolio also may have significant exposure to foreign markets (which include risks such as currency fluctuation and political uncertainty).

Total Annual Fund Operating Expenses include dividends or interest on short sales, which are paid to the lender of borrowed securities. Such expenses will vary depending on whether the securities the Portfolio sells short pay dividends or interest and the amount of such dividends or interest.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service II Shares for periods prior to December 31, 2001 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

January 31, 2000 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – January 18, 2000

**	The Morgan Stanley Capital International World Information Technology Index since inception returns are calculated from January 31, 2000.

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$874.40	$3.77

Hypothetical (5% return before expenses)	$1,000.00	$1,020.84	$4.07

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$873.30	$4.94

Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$871.90	$4.93

Hypothetical (5% return before expenses)	$1,000.00	$1,019.59	$5.32

†	Expenses are equal to the annualized expense ratio of 0.81% for Institutional Shares, 1.06% for Service Shares, and 1.06% for Service II Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

6  Janus Aspen Series  June 30, 2008

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares/Contract/Principal Amounts		Value

Common Stock – 97.0%
Applications Software – 3.2%
65,740	Microsoft Corp.	$1,808,507
258,100	Satyam Computer Services, Ltd.	2,621,676
		4,430,183
Audio and Video Products – 1.1%
33,500	Sony Corp.**	1,439,538
Batteries and Battery Systems – 1.8%
1,168,367	BYD Company, Ltd.	1,506,561
1,701,000	BYD Electronic Company, Ltd.	1,010,365
		2,516,926
Cable Television – 1.8%
95,700	DIRECTV Group, Inc.*	2,479,587
Chemicals – Diversified – 1.3%
8,015	Bayer A.G.**	671,637
18,800	Shin-Etsu Chemical Company, Ltd.**	1,160,292
		1,831,929
Commercial Services – 1.8%
235,695	Live Nation*,#	2,493,653
Computers – 7.0%
21,640	Apple, Inc.*	3,623,402
95,950	Hewlett-Packard Co.	4,241,949
15,440	Research In Motion, Ltd. (U.S. Shares)*	1,804,936
		9,670,287
Computers – Peripheral Equipment – 1.1%
55,783	Logitech International S.A.*	1,487,346
Consulting Services – 1.1%
98,765	Genpact, Ltd.*,#	1,473,574
Decision Support Software – 0.5%
86,220	DemandTec, Inc.*	647,512
Diversified Operations – 1.6%
19,749	Siemens A.G.**	2,174,304
E-Commerce/Products – 1.2%
22,000	Amazon.com, Inc.*	1,613,260
Electric Products – Miscellaneous – 0.9%
79,000	Sharp Corp.**	1,289,212
Electronic Components – Miscellaneous – 0.4%
17,745	Koninklijke (Royal) Philips Electronics N.V.**	599,163
Electronic Components – Semiconductors – 5.4%
1,614,057	ARM Holdings PLC**	2,718,768
30,520	Broadcom Corp. – Class A*	832,891
27,300	MediaTek, Inc.**	314,405
57,375	Microsemi Corp.*	1,444,703
142,424	MIPS Technologies, Inc.*	534,090
2,456	Samsung Electronics Company, Ltd.**	1,470,171
		7,315,028
Electronic Connectors – 1.1%
32,550	Amphenol Corp. – Class A	1,460,844
Electronic Measuring Instruments – 1.1%
38,880	Memsic, Inc.*	115,474
38,640	Trimble Navigation, Ltd.*	1,379,448
		1,494,922
Energy – Alternate Sources – 4.5%
3,905	First Solar, Inc.*	1,065,362
192,400	Gintech Energy Corp.* ,**	1,178,141
105,545	JA Solar Holdings Company, Ltd. (ADR)*	1,778,434
15,610	SunPower Corp. – Class A*,#	1,123,608
7,678	Vestas Wind Systems A.S.*	1,001,932
		6,147,477
Engineering – Research and Development Services – 1.2%
55,859	ABB, Ltd.	1,576,888
Enterprise Software/Services – 4.7%
190,925	Oracle Corp.*	4,009,425
121,885	RightNow Technologies, Inc.*	1,666,168
35,025	Taleo Corp.*	686,140
		6,361,733
Entertainment Software – 1.0%
30,745	Electronic Arts, Inc.*	1,366,000
Human Resources – 1.2%
144,765	SuccessFactors, Inc.*,#	1,585,177
Internet Applications Software – 2.0%
103,225	DealerTrack Holdings, Inc.*,#	1,456,505
38,135	Vocus, Inc.*	1,226,803
		2,683,308
Internet Connectivity Services – 2.0%
46,730	NDS Group PLC (ADR)* ,**	2,766,416
Internet Content – Entertainment – 0.4%
24,385	Meetic*,**	567,115
Internet Content – Information/News – 0.5%
64,455	TechTarget*	680,645
Life and Health Insurance – 0.5%
27,700	ODONTOPREV S.A.	708,661
Machinery – General Industrial – 0.6%
1,552,000	Shanghai Electric Group Company, Ltd.*	755,712
Medical – Biomedical and Genetic – 2.3%
30,225	Celgene Corp.*	1,930,471
16,250	Genzyme Corp.*	1,170,325
		3,100,796
Medical – Drugs – 3.2%
27,050	Merck & Company, Inc.	1,019,515
4,835	Roche Holding A.G.	867,809
25,960	Shire PLC (ADR)#,**	1,275,415
71,340	Valeant Pharmaceuticals International*,#	1,220,627
		4,383,366
Medical Labs and Testing Services – 1.0%
50,900	Diagnosticos da America	1,311,725
Networking Products – 3.5%
207,950	Cisco Systems, Inc.*,**	4,836,917
Power Converters and Power Supply Equipment – 1.9%
99,760	Advanced Energy Industries, Inc.*,#	1,366,712
298,000	China High Speed Transmission Equipment Group Company, Ltd.	613,546
110,060	Suzlon Energy, Ltd.	552,633
		2,532,891
Semiconductor Components/Integrated Circuits – 8.5%
152,635	Actions Semiconductor Company, Ltd. (ADR)*	526,591
775,065	Atmel Corp.*	2,697,226
144,810	Cypress Semiconductor Corp.*	3,584,047

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  7

Janus Aspen Global Technology Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares/Contract/Principal Amounts		Value

Semiconductor Components/Integrated Circuits – (continued)
121,735	Marvell Technology Group, Ltd.*	$2,149,840
891,522	Siliconware Precision Industries Co.**	1,307,546
647,562	Taiwan Semiconductor Manufacturing Company, Ltd.**	1,385,055
		11,650,305
Semiconductor Equipment – 5.7%
102,010	ASML Holdings N.V. (U.S. Shares)**	2,489,044
133,275	KLA-Tencor Corp.**	5,425,625
		7,914,669
Telecommunication Equipment – 5.0%
396,460	Arris Group, Inc.*	3,350,087
66,390	CommScope, Inc.*	3,503,400
		6,853,487
Telecommunication Equipment – Fiber Optics – 4.9%
251,495	Corning, Inc.**	5,796,960
49,930	IPG Photonics Corp.*,#	939,183
		6,736,143
Telecommunication Services – 3.0%
97,435	Amdocs, Ltd. (U.S. Shares)*	2,866,538
94,040	SAVVIS, Inc.*	1,214,056
		4,080,594
Television – 0.6%
87,469	British Sky Broadcasting Group PLC**	821,251
Web Hosting/Design – 0.5%
130,265	Terremark Worldwide, Inc.*,#	711,247
Web Portals/Internet Service Providers – 1.8%
4,660	Google, Inc. – Class A*	2,453,117
Wireless Equipment – 4.1%
94,540	Crown Castle International Corp.*	3,661,534
184,235	Telefonaktiebolaget L.M. Ericsson (ADR)#	1,916,044
		5,577,578

Total Common Stock (cost $128,497,417)		132,580,486

Purchased Options – Puts – 0.1%
116	Amazon.com, Inc. expires July 2008 exercise price $60.00**	2,088
182	JA Solar Holdings Company, Ltd. (ADR) expires January 2010 exercise price $15.00**	87,360

Total Purchased Options – Puts (total premiums paid $80,695)		89,448

Money Markets – 3.2%
3,249,016	Janus Institutional Cash Management Fund – Institutional Shares, 2.64%	3,249,016
1,065,431	Janus Institutional Money Market Fund – Institutional Shares, 2.63%	1,065,431

Total Money Markets (cost $4,314,447)		4,314,447

Other Securities – 7.4%
2,195,034	Allianz Dresdner Daily Asset Fund†	2,195,034
2,650,064	Repurchase Agreements†	2,650,064
5,284,402	Time Deposits†	5,284,402

Total Other Securities (cost $10,129,500)		10,129,500

Total Investments (total cost $143,022,059) – 107.7%		147,113,881

Securities Sold Short – (3.5%)
Common Stock – (3.5)%
Investment Companies – (3.5)%
107,045	PowerShares QQQ (proceeds $5,000,464)	(4,835,223)

Liabilities, net of Cash, Receivables and Other Assets – (4.2)%		(5,675,600)

Net Assets – 100%		$136,603,058

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$3,623,414	2.5%
Brazil	2,020,386	1.4%
Canada	1,804,936	1.2%
Cayman Islands	2,918,570	2.0%
China	2,262,273	1.5%
Denmark	1,001,932	0.7%
France	567,115	0.4%
Germany	2,845,941	1.9%
Guernsey	2,866,538	1.9%
Hong Kong	1,010,365	0.7%
India	3,174,308	2.2%
Japan	3,889,042	2.6%
Netherlands	3,088,207	2.1%
South Korea	1,470,172	1.0%
Sweden	1,916,044	1.3%
Switzerland	3,932,043	2.7%
Taiwan	4,185,147	2.8%
United Kingdom	7,581,850	5.2%
United States††	96,955,598	65.9%

Total	$147,113,881	100.0%

††	Includes Short-Term Securities and Other Securities (54.6% excluding Short-Term Securities and Other Securities)

Summary of Investments by Country – (Short Positions)

		% of Securities
Country	Value	Sold Short

United States	$(4,835,223)	100.0%

Total	$(4,835,223)	100.0%

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

British Pound 11/12/08	1,498,000	2,952,740	(73,390)
Euro 10/23/08	575,000	899,917	(12,462)
Japanese Yen 10/23/08	137,000,000	1,298,746	21,354
South Korean Won 11/12/08	1,270,000,000	1,214,166	(3,085)
Taiwan Dollar 11/12/08	35,000,000	1,167,357	(15,283)

Total		$7,532,926	$(82,866)

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

As of June 30, 2008

Schedule of Written Options – Calls	Value

Amazon.com, Inc. expires October 2008 116 contracts exercise price $85.00	(46,400)
JA Solar Holdings Co., Ltd. expires January 2010 182 contracts exercise price $20.00	($109,200)

Total Written Options – Calls
(Premiums received $241,199)	($155,600)

Schedule of Written Options – Puts
Amazon.com, Inc. expires October 2008 116 contracts exercise price $65.00	(49,880)
JA Solar Holdings Co., Ltd. expires January 2010 182 contracts exercise price $20.00	($147,420)

Total Written Options – Puts
(Premiums received $156,791)	($197,300)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  9

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2008 (unaudited)	Global Technology
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost(1)	$143,022
Unaffiliated Investments at value(1)	$142,800
Affiliated money market investments	4,314
Cash	118
Cash denominated in foreign currency (cost $8)	8
Restricted cash (Note 1)	1,174
Deposits with broker for short sales	5,000
Receivables:
Investments sold	629
Portfolio shares sold	151
Dividends	51
Interest	7
Non-interested Trustees’ deferred compensation	3
Forward currency contracts	21
Total Assets	154,276
Liabilities:
Payables:
Short sales, at value (proceeds received of $5,000)	4,835
Options written, at value (premiums received of $398)	353
Collateral for securities loaned (Note 1)	10,130
Investments purchased	1,787
Portfolio shares repurchased	250
Advisory fees	76
Transfer agent fees and expenses	1
Distribution fees – Service Shares	25
Distribution fees – Service II Shares	4
Non-interested Trustees’ deferred compensation fees	3
Foreign tax liability	8
Accrued expenses and other payables	97
Forward currency contracts	104
Total Liabilities	17,673
Net Assets	$136,603
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$514,073
Undistributed net investment income/(loss)*	(132)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(381,549)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,211(2)
Total Net Assets	$136,603
Net Assets – Institutional Shares	$3,241
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	740
Net Asset Value Per Share	$4.38
Net Assets – Service Shares	$111,829
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	24,767
Net Asset Value Per Share	$4.52
Net Assets – Service II Shares	$21,533
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,677
Net Asset Value Per Share	$4.60

*	See Note 3 in Notes to Financial Statements.

(1)	Investments at cost and value include $9,771,313 of securities loaned (Note 1).
(2)	Net of foreign taxes on investments of $7,675

See Notes to Financial Statements.

10  Janus Aspen Series  June 30, 2008

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Global Technology
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$1
Securities lending income	37
Dividends	547
Dividends from affiliates	70
Foreign tax withheld	(37)
Total Investment Income	618
Expenses:
Advisory fees	453
Transfer agent fees and expenses	3
Registration fees	2
Custodian fees	20
Professional fees	15
Non-interested Trustees’ fees and expenses	3
Short sales dividend expenses	4
Distribution fees – Service Shares	146
Distribution fees – Service II Shares	27
Printing expenses	60
Other expenses	18
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	751
Expense and Fee Offset	(2)
Net Expenses	749
Net Investment Income/(Loss)	(131)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	8,412
Net realized gain/(loss) from short sales	67
Net realized gain/(loss) from options contracts	(24)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(29,884)(1)
Payment from affiliate (Note 2)	–
Net Gain/(Loss) on Investments	(21,429)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(21,560)

(1)	Net of foreign taxes on investments of $7,675.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  11

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Global Technology
and for the fiscal year ended December 31, 2007	Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$(131)	$643
Net realized gain/(loss) from investment and foreign currency transactions	8,412	29,604
Net realized gain/(loss) from short sales	67	(315)
Net realized gain/(loss) from options contracts	(24)	(1,439)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(29,884)	2,995
Payment from affiliate (Note 2)	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	(21,560)	31,448
Dividends and Distributions to Shareholders:
Net investment income *
Institutional Shares	(7)	(17)
Service Shares	(89)	(438)
Service II Shares	(17)	(81)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net (Decrease) from Dividends and Distributions	(113)	(536)
Capital Share Transactions:
Shares sold
Institutional Shares	476	2,095
Service Shares	10,469	16,722
Service II Shares	1,920	4,273
Redemption fees
Service II Shares	1	8
Reinvested dividends and distributions
Institutional Shares	7	17
Service Shares	89	438
Service II Shares	17	81
Shares repurchased
Institutional Shares	(822)	(1,279)
Service Shares	(18,310)	(37,603)
Service II Shares	(3,219)	(7,878)
Net Increase/(Decrease) from Capital Share Transactions	(9,372)	(23,126)
Net Increase/(Decrease) in Net Assets	(31,045)	7,826
Net Assets:
Beginning of period	167,648	159,822
End of period	$136,603	$167,648

Undistributed net investment income/(loss)*	$(132)	$112

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2008

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Global Technology Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$5.02	$4.13	$3.82	$3.42	$3.39	$2.31
Income from Investment Operations:
Net investment income/(loss)	.01	–	.03	.05	.02	(.01)
Net gain/(loss) on securities (both realized and unrealized)	(.64)	.91	.28	.35	.01	1.09
Total from Investment Operations	(.63)	.91	.31	.40	.03	1.08
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	(.02)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions and Other	(.01)	(.02)	–	–	–	–
Net Asset Value, End of Period	$4.38	$5.02	$4.13	$3.82	$3.42	$3.39
Total Return**	(12.56)%	22.07%	8.12%	11.70%	0.88%	46.75%
Net Assets, End of Period (in thousands)	$3,241	$4,093	$2,673	$2,989	$4,423	$5,580
Average Net Assets for the Period (in thousands)	$3,594	$3,293	$2,823	$3,100	$4,887	$3,871
Ratio of Gross Expenses to Average Net Assets***(1)	0.81%(2)	0.82%(2)	0.83%	0.73%	0.72%	0.85%
Ratio of Net Expenses to Average Net Assets***(1)	0.81%(2)	0.82%(2)	0.83%	0.73%	0.72%	0.85%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.07%	0.70%	0.13%	0.01%	0.19%	(0.22)%
Portfolio Turnover Rate***	69%	67%	89%	42%	30%	46%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Global Technology Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$5.18	$4.27	$3.96	$3.55	$3.53	$2.41
Income from Investment Operations:
Net investment income/(loss)	–	.02	–	–	–	–
Net gain/(loss) on securities (both realized and unrealized)	(.66)	.91	.31	.41	.02	1.12
Total from Investment Operations	(.66)	.93	.31	.41	.02	1.12
Less Distributions and Other:
Dividends (from net investment income)*	–	(.02)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions and Other	–	(.02)	–	–	–	–
Net Asset Value, End of Period	$4.52	$5.18	$4.27	$3.96	$3.55	$3.53
Total Return**	(12.67)%	21.70%	7.83%	11.55%	0.57%	46.47%
Net Assets, End of Period (in thousands)	$111,829	$137,367	$132,281	$138,172	$151,354	$180,513
Average Net Assets for the Period (in thousands)	$117,465	$133,221	$134,175	$134,959	$161,072	$147,151
Ratio of Gross Expenses to Average Net Assets***(1)	1.06%(2)	1.07%(2)	1.08%	0.98%	0.97%	1.10%
Ratio of Net Expenses to Average Net Assets***(1)	1.06%(2)	1.07%(2)	1.08%	0.98%	0.97%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.19)%	0.39%	(0.12)%	(0.24)%	(0.06)%	(0.44)%
Portfolio Turnover Rate***	69%	67%	89%	42%	30%	46%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	See Note 4 in Notes to Financial Statements.
(2)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets included dividends on short positions. The ratio would have been 0.81% and 0.80%, respectively, in 2008 and 0.82% and 0.82%, respectively, in 2007 for Institutional shares, 1.06% and 1.06%, respectively, in 2008 and 1.07% and 1.07%, respectively in 2007 for Service shares without the inclusion of dividends on short positions.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  13

Financial Highlights (continued)

Service II Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Global Technology Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$5.28	$4.35	$4.03	$3.62	$3.59	$2.44
Income from Investment Operations:
Net investment income/(loss)	–	.02	–	–	–	–
Net gain/(loss) on securities (both realized and unrealized)	(.68)	.93	.32	.41	.03	1.14
Total from Investment Operations	(.68)	.95	.32	.41	.03	1.14
Less Distributions and Other:
Dividends (from net investment income)*	–	(.02)	–	–	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption Fees	–(1)	–(1)	–(1)	–(1)	–(1)	.01
Payment from affiliate	–	–(2)	–	–	–	–
Total Distributions and Other	–	(.02)	–	–	–	.01
Net Asset Value, End of Period	$4.60	$5.28	$4.35	$4.03	$3.62	$3.59
Total Return**	(12.81)%	21.75%(3)	7.94%	11.33%	0.84%	47.13%
Net Assets, End of Period (in thousands)	$21,533	$26,188	$24,868	$25,882	$27,404	$28,634
Average Net Assets for the Period (in thousands)	$22,031	$25,482	$25,605	$24,247	$25,926	$21,419
Ratio of Gross Expenses to Average Net Assets***(4)	1.06%(5)	1.07%(5)	1.08%	0.99%	0.97%	1.10%
Ratio of Net Expenses to Average Net Assets***(4)	1.06%(5)	1.07%(5)	1.08%	0.98%	0.97%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.19)%	0.39%	(0.13)%	(0.25)%	(0.06)%	(0.44)%
Portfolio Turnover Rate***	69%	67%	89%	42%	30%	46%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3)	During the fiscal year or period ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4)	See Note 4 in Notes to Financial Statements
(5)	Ratio of Gross Expenses to Average Net Assets and Ratio of Net Expenses to Average Net Assets included dividends on short positions. The ratio would have been 1.06% and 1.05%, respectively, in 2008 and 1.07% and 1.07%, respectively in 2007 for Service II shares without the inclusion of dividends on short positions.

See Notes to Financial Statements.

14  Janus Aspen Series  June 30, 2008

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Science and Technology Funds	Funds that invest at least 65% of their equity portfolio in science and technology stocks.

Morgan Stanley Capital International World Technology Information Index	Is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales and/or securities with extended settlement dates.
#	Loaned security; a portion or all of the security is on loan at June 30, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Global Technology Portfolio	$132,580,486	$14,443,947	$–

Investments in Purchased Options:
Janus Aspen Global Technology Portfolio	89,448	–	–

Investments in Securities Sold Short:
Janus Aspen Global Technology Portfolio	(4,835,223)	–	–

Other Financial Instruments(a):
Janus Aspen Global Technology Portfolio	(435,766)	–	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales and/or securities with extended settlement dates as of June 30, 2008 is noted below.

Portfolio	Aggregate Value

Janus Aspen Global Technology Portfolio	$35,667,367

Janus Aspen Series  June 30, 2008  15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Global Technology Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers sixteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

16  Janus Aspen Series  June 30, 2008

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2008, the Portfolio had on loan securities valued as indicated:

Value at
Portfolio	June 30, 2008

Janus Aspen Global Technology Portfolio	$9,771,313

As of June 30, 2008, the Portfolio received cash collateral for securities lending activity as indicated:

Cash Collateral at
Portfolio	June 30, 2008

Janus Aspen Global Technology Portfolio	$10,129,500

As of June 30, 2008, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, unless noted in the following tables:

Time Deposits at
Portfolio	June 30, 2008

Janus Aspen Global Technology Portfolio	$5,284,402

Repurchase Agreements at
Portfolio	June 30, 2008

Janus Aspen Global Technology Portfolio	$2,650,064

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds.

Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or

Janus Aspen Series  June 30, 2008  17

Notes to Financial Statements (unaudited) (continued)

exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may enter into swap agreements to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

18  Janus Aspen Series  June 30, 2008

The Portfolio recognized realized gains/(losses) for written options during the six-month period ended June 30, 2008 as indicated in the table below:

Portfolio	Gains/(Losses)

Janus Aspen Global Technology Portfolio	$69,011

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the six-month period ended June 30, 2008 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2007	142	$136,364
Options written	298	241,199
Options expired	–	–
Options closed	(142)	(136,364)
Options exercised	–	–

Options outstanding at June 30, 2008	298	$241,199

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Global Technology Portfolio
Options outstanding at December 31, 2007	–	$–
Options written	298	156,791
Options expired	–	–
Options closed	–	–
Options exercised

Options outstanding at June 30, 2008	298	$156,791

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

Janus Aspen Series  June 30, 2008  19

Notes to Financial Statements (unaudited) (continued)

Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Restricted Cash
As of June 30, 2008, Janus Aspen Global Technology Portfolio had restricted cash in the amount of $1,173,900. The restricted cash represents funds in relation to options contracts invested by the Portfolio at June 30, 2008. The restricted cash is held at the Portfolio’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition

20  Janus Aspen Series  June 30, 2008

threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Portfolio intends to avail itself to the fair value option.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2009 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares and Service II Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the

Janus Aspen Series  June 30, 2008  21

Notes to Financial Statements (unaudited) (continued)

Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $21,861 was paid by the Trust during the six-month period ended June 30, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2008.

During the fiscal year ended December 31, 2007, Janus Capital reimbursed the Portfolio as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below. Reimbursements are included in “Payment from affiliate” on the Statements of Changes in Net Assets.

For the fiscal year ended December 31, 2007

Portfolio

Janus Aspen Global Technology Portfolio – Service II Shares	$41

For the six-month period ended June 30, 2008, Janus Capital assumed $39,515 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees for the six-month period ended June 30, 2008 were $797 for the Portfolio.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

22  Janus Aspen Series  June 30, 2008

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/08

Janus Aspen Global Technology Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$6,616,802	$12,414,794	$39,845	$3,249,016
Janus Institutional Money Market Fund – Institutional Shares	22,307,169	21,241,738	29,967	1,065,431

	$28,923,971	$33,656,532	$69,812	$4,314,447

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized
Portfolio	Cost	Appreciation	(Depreciation)	Net Tax Appreciation

Janus Aspen Global Technology Portfolio	$143,218,230	$22,535,185	$(18,639,534)	$3,895,651

Net capital loss carryovers as of December 31, 2007 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2007

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	December 31, 2012	Accumulated Capital Losses

Janus Aspen Global Technology Portfolio	$(231,201,630)	$(148,365,762)	$(8,794,052)	$(1,266,097)	$(389,627,541)

During the year ended December 31, 2007, the following capital loss carryovers were utilized by the Portfolio as indicated in the table below.

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Global Technology Portfolio	$28,222,196

Janus Aspen Series  June 30, 2008  23

Notes to Financial Statements (unaudited) (continued)

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2008 (unaudited) and each fiscal year ended December 31

	Institutional Shares						Service Shares						Service II Shares
Portfolio	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003

Janus Aspen Global Technology Portfolio	0.81%	0.82%	0.83%	0.73%	0.72%	0.85%	1.06%	1.07%	1.08%	0.98%	0.97%	1.10%	1.06%	1.07%	1.08%	0.99%	0.97%	1.10%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5.	Capital Share Transactions

For the six-month period ended June 30, 2008 (unaudited) and the fiscal year ended December 31, 2007	Janus Aspen Global Technology Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	109	442
Reinvested dividends and distributions	2	3
Shares repurchased	(186)	(277)
Net Increase/(Decrease) in Portfolio Shares	(75)	168
Shares Outstanding, Beginning of Period	815	647
Shares Outstanding, End of Period	740	815
Transactions in Portfolio Shares – Service Shares
Shares sold	2,240	3,409
Reinvested dividends and distributions	19	85
Shares repurchased	(4,026)	(7,963)
Net Increase/(Decrease) in Portfolio Shares	(1,767)	(4,469)
Shares Outstanding, Beginning of Period	26,534	31,003
Shares Outstanding, End of Period	24,767	26,534
Transactions in Portfolio Shares – Service II Shares
Shares sold	401	875
Reinvested dividends and distributions	4	15
Shares repurchased	(690)	(1,648)
Net Increase/(Decrease) in Portfolio Shares	(285)	(758)
Shares Outstanding, Beginning of Period	4,962	5,720
Shares Outstanding, End of Period	4,677	4,962

6.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and option contracts) were as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Global Technology Portfolio	$48,570,527	$58,474,921	$–	$–

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital

24  Janus Aspen Series  June 30, 2008

announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  June 30, 2008  25

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

26  Janus Aspen Series  June 30, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Aspen Series  June 30, 2008  27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolios’ net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

28  Janus Aspen Series  June 30, 2008

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series  June 30, 2008  29

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market
Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/08)

C-0708-419	109-24-714 08-08

2008 Semiannual Report
Janus Aspen Series

Janus Aspen Growth and Income Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Schedule of Investments	15
Notes to Financial Statements	16
Additional Information	25
Explanations of Charts, Tables and Financial Statements	26

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2008. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2008  1

Janus Aspen Growth and Income Portfolio (unaudited)

Portfolio Snapshot
This growth portfolio seeks to create capital appreciation and income through all types of market conditions.

Marc Pinto
portfolio manager

Performance Overview

For the six-month period ended June 30, 2008, Janus Aspen Growth and Income Portfolio’s Institutional and Service Shares returned -10.92% and -11.05%, respectively. The Portfolio’s primary benchmark, the S&P 500® Index, and its secondary benchmark, the Russell 1000® Growth Index, returned -11.91% and -9.06%, respectively.

Economic Overview

Stock prices rebounded from the March lows into May but fell again in June. While economic growth during the first quarter proved to be stronger than initially reported, consumer confidence slumped, tight credit conditions prevailed and inflationary pressure remained elevated in the period. The U.S. Federal Reserve (Fed) held its target interest rate steady at its June meeting, which represented a shift in focus from stabilizing economic growth to controlling inflation.

The broad equity market finished near its lowest level since August 2006. Smaller capitalization stocks fared better than large-cap stocks, while growth stocks dominated value stocks. Financials were by far the weakest group. Consumer discretionary, telecommunication services and industrials were also weak sectors. Meanwhile, energy and materials gained during the period with defensive sectors such as utilities and consumer staples outperforming.

Returns in the bond market were mixed, with riskier segments performing worse than higher quality segments. Interest rates continued to be volatile, coming off lows through most of the period. However, sentiment shifted again late in the period and rates moved down. The difference between the yields on investment grade, high-yield corporate bonds and government bonds of the same maturity hit their widest levels in mid-March but finished well off of these highs.

Energy and Materials Sector Holdings Contributed to Performance

The primary sectors that contributed to Portfolio performance during the period were energy and materials. Canada-based oil and gas exploration and production company EnCana, the top contributor to performance for the period, was aided by the increase in natural gas prices and news of projects in Alberta, Canada. We maintained exposure to EnCana given, in our view, its attractive production-growth profile, driven by its North American natural gas reserves.

Staying within energy, Hess also benefited from rising oil prices during the period and its stock moved ahead. We continued to be constructive on the potential of the reserves that Hess has discovered off the coast of Brazil and believe the market has not given the company adequate valuation credit for the size of the discovery.

EOG Resources was another energy holding that benefited from rising prices for oil and natural gas. Despite the strength in natural gas prices, we believe that EOG Resources has an attractive asset base with continued growth potential. We think the company has better technical proficiency in shale than its peers.

Finally, our agriculture investments have generated positive returns for investors during the six-month period. Most notably, Canadian company Potash Corporation of Saskatchewan generated positive returns from strong industry pricing trends that have been realized during the first half of 2008. For example, Brazil accepted a price increase to $1,000/ton from a Russian supplier, which represented the first large market to accept such a price level. Many analysts’ forecasts for 2009 remain markedly below this level. We believe that new supply continued to be delayed, which suggests demand will continue to outweigh supply.

Holdings within Financials and Industrials Detracted from Performance

Areas of weakness during the period included the financials and industrials sectors. Within the financials sector, Fannie Mae was the largest detractor from performance during the six-month period. Fannie Mae came under pressure on concerns that the company was inadequately capitalized. The company raised capital this spring and our research indicated that the company, absent a severe housing downturn, should be well positioned to garner market share and improve spreads. However, a lack of confidence in Fannie Mae’s ability to raise additional capital, should the company need it, weighed on the shares late in the period. We recognize the risk that market psychology and technical pressures can pose on the fundamentals and will continue to monitor the situation very closely.

Staying within financials, American Express declined in the period on concerns about credit losses and rising delinquencies. We believe the company is a well-run, long-term holding trading at an attractive valuation given its high returns.

2  Janus Aspen Series  June 30, 2008

(unaudited)

Within industrials, General Electric’s (GE) results were hampered by tight credit markets. Our thesis on GE was that it could potentially provide a safe harbor in choppy markets due to its long cycle businesses and visibility. However, given its earnings miss during the period, we trimmed the position.

Another industrials holding that detracted from performance was Embraer-Empresa Brasileira de Aeronautica. The Brazilian-based aircraft manufacturer was weighed down by concerns about rising oil prices and the impact this could have on future orders for new aircraft. While margins were depressed, our research suggested that the company continues to book orders for new planes.

Outlook

The Fed is navigating through significant, and in some cases, countervailing currents. Against the backdrop of a credit crisis, weak housing data and sluggish economic activity, the Fed must tackle persistent inflation, soaring energy and food costs and a weakening dollar.

We do not make broad economic predictions but we see the challenges that these factors play in understanding the outlook for our holdings. With the Fed seemingly boxed in on interest policy and with little reason to believe any of the key factors will abate quickly, we think there will be continued choppiness in the equity and bond markets. Such environments generally make short-term performance less predictable than usual but we believe they can open up great opportunities for long-term investors.

Given our focus on researching superior business models that we believe can potentially perform well regardless of the macro economic climate, our analysts continue to seek to identify attractive companies selling at reasonable valuations. We believe these are the types of markets – noisy and tentative – where fundamental investing with conviction is most important for long-term investors.

During the period, in anticipation of changes in various foreign currencies, we hedged a portion of the Portfolio’s foreign currency exposure. We may continue to hedge our forward foreign currency exchange contracts to buy and/or sell currencies in order to fix the rate at which we can exchange the currency on a future date. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Thank you for your investment in Janus Aspen Growth and Income Portfolio.

Janus Aspen Series  June 30, 2008  3

Janus Aspen Growth and Income Portfolio (unaudited)

Janus Aspen Growth and Income Portfolio At A Glance

5 Top Performers – Holdings

Contribution

EnCana Corp. (U.S. Shares)	1.11%
Hess Corp.	1.08%
EOG Resources, Inc.	0.55%
Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.44%
Apple, Inc.	0.40%

5 Bottom Performers – Holdings

Contribution

Fannie Mae	–1.14%
American Express Co.	–0.77%
Coventry Health Care, Inc.	–0.74%
Nokia Oyj (ADR)	–0.68%
Valero Energy Corp.	–0.66%

5 Top Performers – Sectors

		Portfolio Weighting
	Portfolio Contribution	(% of Equities)	S&P 500® Index Weighting

Energy	2.09%	16.82%	13.67%
Materials	0.61%	2.74%	3.60%
Utilities	–0.10%	0.38%	3.67%
Telecommunication Services	–0.48%	1.47%	3.39%
Health Care	–1.02%	9.38%	11.85%

5 Bottom Performers – Sectors

		Portfolio Weighting
	Portfolio Contribution	(% of Equities)	S&P 500® Index Weighting

Industrials	–2.68%	9.18%	11.71%
Information Technology	–2.63%	23.89%	16.01%
Consumer Discretionary	–2.58%	12.56%	8.60%
Financials	–2.58%	7.64%	16.86%
Consumer Staples	–1.27%	15.95%	10.63%

4  Janus Aspen Series  June 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2008

Hess Corp. Oil Companies – Integrated	4.8%
EnCana Corp. (U.S. Shares) Oil Companies – Exploration and Production	3.8%
CVS/Caremark Corp. Retail – Drug Store	3.4%
Roche Holding A.G. Medical – Drugs	2.6%
American Express Co. Finance – Credit Card	2.4%

17.0%

Asset Allocation – (% of Net Assets)
As of June 30, 2008

Emerging markets comprised 4.1% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2008

As of December 31, 2007

Janus Aspen Series  June 30, 2008  5

Janus Aspen Growth and Income Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2008						Expense Ratios – for the fiscal year ended December 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Growth and Income Portfolio

Institutional Shares	–10.92%	–11.38%	8.48%	6.50%	6.96%	0.82%

Service Shares	–11.05%	–11.60%	8.23%	6.24%	6.71%	1.07%

S&P 500® Index	–11.91%	–13.12%	7.58%	2.88%	2.98%

Russell 1000® Growth Index	–9.06%	−5.96%	7.32%	0.96%	1.23%

Lipper Quartile – Institutional Shares	–	2nd	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Core Funds	–	67/207	40/166	3/79	3/77

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

6  Janus Aspen Series  June 30, 2008

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1998 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – May 1, 1998

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$890.80	$4.23

Hypothetical (5% return before expenses)	$1,000.00	$1,020.39	$4.52

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$889.50	$5.40

Hypothetical (5% return before expenses)	$1,000.00	$1,019.14	$5.77

†	Expenses are equal to the annualized expense ratio of 0.90% for Institutional Shares and 1.15% for Service Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Aspen Series  June 30, 2008  7

Janus Aspen Growth and Income Portfolio

Schedule of Investments (unaudited)

Shares/Principal Amount/Contract Amounts		Value

Common Stock – 89.3%
Advertising Sales – 0.5%
9,760	Lamar Advertising Co. – Class A*,#	$351,653
Aerospace and Defense – 1.8%
11,530	BAE Systems PLC	101,470
9,340	Boeing Co.	613,825
16,195	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	429,168
		1,144,463
Agricultural Chemicals – 2.8%
2,830	Potash Corporation of Saskatchewan, Inc.	646,853
18,285	Syngenta A.G. (ADR)	1,183,040
		1,829,893
Agricultural Operations – 0.3%
6,564	Archer-Daniels-Midland Co.	221,535
Apparel Manufacturers – 1.2%
71,615	Esprit Holdings, Ltd.	745,430
Applications Software – 2.8%
11,281	Infosys Technologies, Ltd.	455,561
40,000	Microsoft Corp.	1,100,400
26,311	Satyam Computer Services, Ltd.	267,256
		1,823,217
Athletic Footwear – 0.5%
5,620	NIKE, Inc. – Class B	335,008
Audio and Video Products – 0.4%
5,615	Sony Corp. (ADR)	245,600
Automotive – Cars and Light Trucks – 0.8%
10,305	BMW A.G.**	494,488
Beverages – Non-Alcoholic – 0.5%
5,615	Coca-Cola Co.	291,868
Brewery – 2.4%
22,090	InBev N.V.**	1,526,747
Casino Hotels – 1.4%
18,882	Crown, Ltd.	167,852
11,762	MGM Mirage*	398,614
4,390	Wynn Resorts, Ltd.*,#	357,127
		923,593
Commercial Services – Finance – 1.9%
6,800	Visa, Inc. A-Shares	552,908
28,065	Western Union Co.	693,767
		1,246,675
Computers – 2.4%
7,135	Apple, Inc.*	1,194,684
2,830	Research In Motion, Ltd. (U.S. Shares)*	330,827
		1,525,511
Computers – Memory Devices – 2.0%
88,750	EMC Corp.*	1,303,738
Cosmetics and Toiletries – 1.9%
16,940	Avon Products, Inc.	610,179
10,287	Procter & Gamble Co.	625,552
		1,235,731
Diversified Operations – 2.7%
68,000	China Merchants Holdings International Company, Ltd.	262,386
5,715	Danaher Corp.	441,770
18,703	General Electric Co.	499,183
230,000	Melco International Development, Ltd.	220,743
2,830	Siemens A.G.**	311,574
		1,735,656
E-Commerce/Services – 0.9%
11,600	eBay, Inc.*	317,028
16,955	Liberty Media Corp. – Interactive – Class A*	250,256
		567,284
Electronic Components – Semiconductors – 3.2%
1	Advanced Micro Devices, Inc.*	6
3,574	Samsung Electronics Company, Ltd. (GDR)	1,047,975
35,026	Texas Instruments, Inc.	986,332
		2,034,313
Energy – Alternate Sources – 0.8%
6,375	JA Solar Holdings Company, Ltd. (ADR)*	107,419
11,080	Suntech Power Holdings Company, Ltd. (ADR)*,#	415,057
		522,476
Enterprise Software/Services – 2.2%
67,970	Oracle Corp.*	1,427,370
Entertainment Software – 0.8%
11,310	Electronic Arts, Inc.*	502,503
Finance – Credit Card – 2.4%
41,880	American Express Co.	1,577,620
Finance – Investment Bankers/Brokers – 1.9%
2,855	Goldman Sachs Group, Inc.	499,340
21,445	JP Morgan Chase & Co.	735,777
		1,235,117
Finance – Mortgage Loan Banker – 1.1%
37,700	Fannie Mae	735,527
Food – Canned – 0.4%
10,401	TreeHouse Foods, Inc.*	252,328
Food – Miscellaneous/Diversified – 2.4%
34,070	Nestle S.A.**	1,536,110
Forestry – 0.4%
5,340	Weyerhaeuser Co.	273,088
Hotels and Motels – 0.8%
13,515	Starwood Hotels & Resorts Worldwide, Inc.	541,546
Instruments – Controls – 0.2%
5,405	Watts Water Technologies, Inc. – Class A#	134,585
Medical – Biomedical and Genetic – 0.6%
5,655	Celgene Corp.*	361,185
Medical – Drugs – 4.5%
22,605	Merck & Company, Inc.	851,982
9,220	Roche Holding A.G.*,**	1,654,849
8,465	Wyeth	405,981
		2,912,812
Medical – HMO – 0.8%
17,360	Coventry Health Care, Inc.*	528,091
Medical Instruments – 0.9%
10,705	Medtronic, Inc.	553,984
Medical Products – 0.3%
5,750	Nobel Biocare Holding A.G.**	186,912
Multimedia – 0.6%
25,955	News Corporation, Inc. – Class B	398,409

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

Shares/Principal Amount/Contract Amounts		Value

Networking Products – 0.4%
10,175	Cisco Systems, Inc.*	$236,671
Oil Companies – Exploration and Production – 5.5%
26,658	EnCana Corp. (U.S. Shares)	2,424,011
8,570	EOG Resources, Inc.	1,124,384
		3,548,395
Oil Companies – Integrated – 8.4%
8,575	ConocoPhillips	809,394
9,040	Exxon Mobil Corp.	796,695
24,389	Hess Corp.	3,077,648
11,219	Suncor Energy, Inc.	651,525
		5,335,262
Oil Refining and Marketing – 1.0%
15,555	Valero Energy Corp.	640,555
Optical Supplies – 1.7%
6,780	Alcon, Inc. (U.S. Shares)	1,103,716
Real Estate Operating/Development – 0.4%
87,765	Hang Lung Properties, Ltd.	280,726
Retail – Apparel and Shoe – 1.6%
33,392	Nordstrom, Inc.	1,011,778
Retail – Drug Store – 3.4%
54,800	CVS/Caremark Corp.	2,168,435
Retail – Jewelry – 1.3%
21,345	Tiffany & Co.	869,809
Retail – Pet Food and Supplies – 0.3%
10,950	PETsMART, Inc.	218,453
Retail – Restaurants – 0.8%
9,125	McDonald’s Corp.	513,008
Semiconductor Equipment – 0.9%
14,470	KLA-Tencor Corp.	589,074
Soap and Cleaning Preparations – 1.1%
14,345	Reckitt Benckiser PLC	726,275
Telecommunication Equipment – Fiber Optics – 2.0%
56,281	Corning, Inc.	1,297,277
Telecommunication Services – 0.7%
25,021	Bharti Tele-Ventures, Ltd.*	419,558
Telephone – Integrated – 0.5%
9,125	AT&T, Inc.	307,421
Television – 1.2%
83,336	British Sky Broadcasting Group PLC	782,446
Therapeutics – 0.0%
1	Amylin Pharmaceuticals, Inc.*	25
Tobacco – 2.6%
29,975	Altria Group, Inc.	616,286
20,840	Philip Morris International, Inc.	1,029,288
		1,645,574
Transportation – Services – 0.4%
4,150	United Parcel Service, Inc. – Class B	255,101
Water – 0.2%
9,055	Aqua America, Inc.#	144,608
Web Portals/Internet Service Providers – 1.3%
1,641	Google, Inc. – Class A*	863,855
Wireless Equipment – 2.1%
34,330	Nokia Oyj (ADR)	841,085
11,395	QUALCOMM, Inc.	505,596
		1,346,681

Total Common Stock (cost $54,426,373)		57,566,769

Corporate Bonds – 1.4%
Casino Hotels – 0.4%
$172,000	Harrahs Operating Company, Inc., 10.75% 2/1/16 (144A)	142,760
170,000	Station Casinos, Inc., 6.50%, 2/1/14	97,750
		240,510
Energy – Alternate Sources – 0.9%
287,000	Suntech Power Holdings Company, convertible 3.00%, 3/15/13 (144A)	327,898
291,000	JA Solar Holdings Company, 4.50%, 5/15/13	257,535
		585,433
Finance – Auto Loans – 0.1%
113,000	Ford Motor Credit Company, 9.875%, 8/10/11	95,210

Total Corporate Bonds (cost $948,348)		921,153

Preferred Stock – 2.3%
Finance – Investment Bankers/Brokers – 0.3%
8,575	Citigroup, Inc., 8.125%	192,080
Metal – Diversified – 0.6%
2,410	Freeport-McMoRan Copper & Gold, Inc. convertible., 6.75%,	405,169
U.S Government Agency – 1.4%
11,280	Fannie Mae, 8.25%	258,876
11,350	Fannie Mae, 8.75%	434,705
8,825	Freddie Mac, 8.375%	214,448
		908,029

Total Preferred Stock (cost $1,493,871)		1,505,278

U.S. Treasury Bond – 1.1%
$707,000	U.S. Treasury Bond, 3.25%, 12/31/09 (cost $716,175)#	715,451

Purchased Options – Calls – 1.1%
158	ConocoPhillips expires January 2009 exercise price $70.00 (LEAPS)	410,800
253	CVS Caremark, Corp. expires January 2010 exercise price $35.00 (LEAPS)	229,969
154	Nordstrom Inc. expires January 2010 exercise price $40.00 (LEAPS)	59,236
150	Texas Instruments Inc. expires January 2010 exercise price $35.00 (LEAPS)	30,039

Total Purchased Options – Puts (premiums paid $767,662)		730,044

Money Markets – 4.3%
2,080,067	Janus Institutional Cash Management Fund – Institutional Shares, 2.64%	2,080,067
699,543	Janus Institutional Money Market Fund – Institutional Shares, 2.63%	699,543

Total Money Markets (cost $2,779,610)		2,779,610

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  9

Janus Aspen Growth and Income Portfolio

Schedule of Investments (unaudited)

Shares/Principal Amount/Contract Amounts		Value

Other Securities – 1.9%
310,787	Allianz Dresdner Daily Asset Fund†	$310,787
297,346	Repurchase Agreements†	297,346
592,928	Time Deposits†	592,928

Total Other Securities (cost $1,201,061)		1,201,061

Total Investments (total cost $62,333,100) – 101.4%		65,419,366

Liabilities, net of Cash, Receivables and Other Assets – (1.4)%		(902,543)

Net Assets – 100%		$64,516,823

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$167,852	0.3%
Belgium	1,526,747	2.3%
Bermuda	745,430	1.1%
Brazil	429,168	0.6%
Canada	4,053,217	6.2%
Cayman Islands	780,011	1.2%
Finland	841,085	1.3%
Germany	806,062	1.2%
Hong-Kong	763,856	1.2%
India	1,142,376	1.7%
Japan	245,600	0.4%
South Korea	1,047,975	1.6%
Switzerland	5,664,628	8.7%
United Kingdom	1,610,191	2.5%
United States††	45,595,168	69.7%

Total	$65,419,366	100.0%

††	Includes Short-Term Securities and Other Securities (63.6% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	(Loss)

Euro 10/23/08	335,000	$524,299	$(7,260)
Euro 11/12/08	370,000	578,479	(7,289)
Swiss Franc 8/14/08	390,000	382,073	(27,437)
Swiss Franc 10/23/08	505,000	495,012	(9,248)
Swiss Franc 11/12/08	550,000	539,219	(8,429)

Total		$2,519,082	$(59,663)

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  June 30, 2008

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2008 (unaudited)	Growth and Income
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost(1)	$62,333
Unaffiliated Investments at value(1)	$62,639
Affiliated money market investments	2,780
Cash	155
Cash denominated in foreign currency (cost $7)	7
Receivables:
Investments sold	492
Portfolio shares sold	6
Dividends	125
Interest	22
Non-interested Trustees’ deferred compensation	1
Other assets	–
Total Assets	66,227
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	1,201
Investments purchased	195
Portfolio shares repurchased	162
Advisory fees	35
Distribution fees – Service Shares	7
Transfer agent fees and expenses	1
Non-interested Trustees’ deferred compensation fees	1
Accrued expenses and other payables	48
Forward currency contracts	60
Total Liabilities	1,710
Net Assets	$64,517
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$106,665
Undistributed net investment income/(loss)*	51
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(45,226)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	3,027
Total Net Assets	$64,517
Net Assets – Institutional Shares	$32,788
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,862
Net Asset Value Per Share	$17.61
Net Assets – Service Shares	$31,729
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,791
Net Asset Value Per Share	$17.71

*	See Note 3 in the Notes to the Financial Statements.

(1)	Investments at cost and value include $1,161,976 of securities loaned (Note 1).

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  11

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Growth and Income
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$20
Securities lending income	7
Dividends	759
Dividends from affiliates	57
Foreign tax withheld	(47)
Total Investment Income	796
Expenses:
Advisory fees	217
Transfer agent fees and expenses	3
Registration fees	13
Custodian fees	33
Professional fees	13
Non-interested Trustees’ fees and expenses	2
Distribution fees – Service Shares	42
Printing expenses	20
System fees	8
Other expenses	8
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	359
Expense and Fee Offset	(1)
Net Expenses	358
Net Investment Income/(Loss)	438
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	1,076
Net realized gain/(loss) from swap contracts	(268)
Net realized gain/(loss) from options contracts	(184)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(9,625)
Net Gain/(Loss) on Investments	(9,001)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(8,563)

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2008

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Growth and Income
and for the fiscal year ended December 31, 2007	Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$438	$1,583
Net realized gain/(loss) from investment and foreign currency transactions	1,076	7,089
Net realized gain/(loss) from swap contracts	(268)	140
Net realized gain/(loss) from options contracts	(184)	9
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(9,625)	(1,996)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(8,563)	6,825
Dividends and Distributions to Shareholders:
Net investment income *
Institutional Shares	(202)	(914)
Service Shares	(161)	(663)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net Decrease from Dividends and Distributions	(363)	(1,577)
Capital Share Transactions:
Shares sold
Institutional Shares	570	9,073
Service Shares	4,375	9,601
Reinvested dividends and distributions
Institutional Shares	202	914
Service Shares	161	663
Shares repurchased
Institutional Shares	(6,099)	(17,005)
Service Shares	(5,987)	(12,035)
Net Increase/(Decrease) from Capital Share Transactions	(6,778)	(8,789)
Net Increase/(Decrease) in Net Assets	(15,704)	(3,541)
Net Assets:
Beginning of period	80,221	83,762
End of period	$64,517	$80,221

Undistributed net investment income/(loss)*	$51	$(24)

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  13

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each		Janus Aspen Growth and Income Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$19.89	$18.67	$17.57	$15.70	$14.11	$11.56
Income from Investment Operations:
Net investment income/(loss)	.13	.37	.29	.10	.09	.15
Net gain/(loss) on securities (both realized and unrealized)	(2.30)	1.26	1.13	1.88	1.60	2.53
Total from Investment Operations	(2.17)	1.63	1.42	1.98	1.69	2.68
Less Distributions and Other:
Dividends (from net investment income)*	(.11)	(.41)	(.32)	(.11)	(.10)	(.13)
Distributions (from capital gains)*	–	–	–	–	–	–
Payment from affiliate	–	–	–(1)	–	–	–
Total Distributions and Other	(.11)	(.41)	(0.32)	(.11)	(.10)	(.13)
Net Asset Value, End of Period	$17.61	$19.89	$18.67	$17.57	$15.70	$14.11
Total Return**	(10.92%)	8.70%	8.12%(2)	12.62%	11.97%	23.34%
Net Assets, End of Period (in thousands)	$32,788	$42,718	$46,586	$38,146	$27,784	$26,816
Average Net Assets for the Period (in thousands)	$36,981	$46,374	$43,210	$31,257	$25,658	$29,902
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.90%	0.82%	0.86%	0.74%	0.77%	0.83%
Ratio of Net Expenses to Average Net Assets***(4)	0.90%	0.82%	0.86%	0.74%	0.77%	0.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.36%	2.02%	1.97%	0.62%	0.63%	0.85%
Portfolio Turnover Rate***	48%	74%	58%	37%	48%	43%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each		Janus Aspen Growth and Income Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$20.01	$18.79	$17.66	$15.77	$14.22	$11.56
Income from Investment Operations:
Net investment income/(loss)	.11	.32	.31	.07	.06	.06
Net gain/(loss) on securities (both realized and unrealized)	(2.32)	1.27	1.06	1.87	1.55	2.66
Total from Investment Operations	(2.21)	1.59	1.37	1.94	1.61	2.72
Less Distributions and Other:
Dividends (from net investment income)*	(.09)	(.37)	(.24)	(.06)	(.06)	(.06)
Distributions (from capital gains)*	–	–	–	–	–	–
Payment from affiliate	–	–	–	.01	–	–
Total Distributions and Other	(.09)	(.37)	(.24)	(.05)	(.06)	(.06)
Net Asset Value, End of Period	$17.71	$20.01	$18.79	$17.66	$15.77	$14.22
Total Return**	(11.05)%	8.44%	7.83%	12.40%(5)	11.32%	23.60%
Net Assets, End of Period (in thousands)	$31,729	$37,503	$37,176	$55,551	$55,596	$62,223
Average Net Assets for the Period (in thousands)	$34,002	$36,644	$44,953	$53,705	$56,017	$61,252
Ratio of Gross Expenses to Average Net Assets***(3)(4)	1.15%	1.07%	1.09%	0.99%	1.02%	1.10%
Ratio of Net Expenses to Average Net Assets***(4)	1.15%	1.07%	1.09%	0.99%	1.02%	1.10%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.11%	1.76%	1.70%	0.37%	0.36%	0.44%
Portfolio Turnover Rate***	48%	74%	58%	37%	48%	43%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)	During the fiscal year or period ended, Janus Capital Management LLC (“Janus Capital”) and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2008, 2007, 2006, 2005 and 2004.
(4)	See “Explanations of Charts, Tables and Financial Statements.”
(5)	During the fiscal year or period ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.05%.

See Notes to Financial Statements.

14  Janus Aspen Series  June 30, 2008

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LEAPS	Long-Term Equity Anticipation Securities

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales and/or securities with extended settlement dates.
#	Loaned security; a portion or all of the security is on loan at June 30, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2008. See Notes to Financial Statements for more information.
Valuation Inputs Summary (as of June 30, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Growth and Income Portfolio	$58,024,072	$6,665,250	$–

Investments in Purchased Options:
Janus Aspen Growth and Income Portfolio	410,800	319,244	–

Other Financial Instruments(a):
Janus Aspen Growth and Income Portfolio	(59,663)	–	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales and/or securities with extended settlement dates as of June 30, 2008 is noted below.

Portfolio	Aggregate Value

Janus Aspen Growth and Income Portfolio	$5,710,681

Janus Aspen Series  June 30, 2008  15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Growth and Income Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers sixteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other

16  Janus Aspen Series  June 30, 2008

financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2008, the Portfolio had on loan securities valued as indicated:

Value at
Portfolio	June 30, 2008

Janus Aspen Growth and Income Portfolio	$1,161,976

As of June 30, 2008, the Portfolio received cash collateral for securities lending activity as indicated:

Cash Collateral at
Portfolio	June 30, 2008

Janus Aspen Growth and Income Portfolio	$1,201,061

As of June 30, 2008, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, unless noted in the following tables:

Time Deposits at
Portfolio	June 30, 2008

Janus Aspen Growth and Income Portfolio	$592,928

Repurchase Agreements at
Portfolio	June 30, 2008

Janus Aspen Growth and Income Portfolio	$297,346

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds.

Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to

Janus Aspen Series  June 30, 2008  17

Notes to Financial Statements (unaudited) (continued)

meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may enter into swap agreements to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying option is that the Portfolio

18  Janus Aspen Series  June 30, 2008

pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of

Janus Aspen Series  June 30, 2008  19

Notes to Financial Statements (unaudited) (continued)

these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the

20  Janus Aspen Series  June 30, 2008

Portfolio’s own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Portfolio intends to avail itself to the fair value option.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.62%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $21,861 was paid by the Trust during the six-month period ended June 30, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2008.

For the six-month period ended June 30, 2008, Janus Capital assumed $39,515 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have

Janus Aspen Series  June 30, 2008  21

Notes to Financial Statements (unaudited) (continued)

adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/08

Janus Aspen Growth and Income Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$3,251,752	$4,102,115	$41,325	$2,080,067
Janus Institutional Money Market Fund – Institutional Shares	9,305,455	9,271,885	15,301	699,543

	$12,557,207	$13,374,000	$56,626	$2,779,610

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Growth and Income Portfolio	$62,374,092	$10,608,238	$(7,562,964)	$3,045,274

Net capital loss carryovers as of December 31, 2007 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2007

					Accumulated
Portfolio	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	Capital Losses

Janus Aspen Growth and Income Portfolio(1)	$(516,392)	$(516,392)	$(28,683,410)	$(15,741,304)	$(45,457,498)

(1)	Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2007, the following capital loss carryovers were utilized by the Portfolio as indicated in the table below.

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Growth and Income Portfolio	$7,635,860

22  Janus Aspen Series  June 30, 2008

4.	Capital Share Transactions

For the six-month period ended June 30, 2008 (unaudited) and the fiscal year ended December 31, 2007	Janus Aspen Growth and Income Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	31	464
Reinvested dividends and distributions	11	45
Shares repurchased	(327)	(857)
Net Increase/(Decrease) in Portfolio Shares	(285)	(348)
Shares Outstanding, Beginning of Period	2,147	2,495
Shares Outstanding, End of Period	1,862	2,147
Transactions in Portfolio Shares – Service Shares
Shares sold	230	471
Reinvested dividends and distributions	9	33
Shares repurchased	(323)	(608)
Net Increase/(Decrease) in Portfolio Shares	(84)	(104)
Shares Outstanding, Beginning of Period	1,875	1,979
Shares Outstanding, End of Period	1,791	1,875

5.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and option contracts) were as follows:

Proceeds from
			Purchases of	Sales of
		Proceeds from	Long-Term	Long-Term
	Purchases of	Sales of	U.S. Government	U.S. Government
Portfolio	Securities	Securities	Obligations	Obligations

Janus Aspen Growth and Income Portfolio	$15,344,219	$20,792,840	$719,152	$–

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the

Janus Aspen Series  June 30, 2008  23

Notes to Financial Statements (unaudited) (continued)

following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

24  Janus Aspen Series  June 30, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series  June 30, 2008  25

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a.	Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b.	Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c.	Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

26  Janus Aspen Series  June 30, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

Janus Aspen Series  June 30, 2008  27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

28  Janus Aspen Series  June 30, 2008

Notes

Janus Aspen Series  June 30, 2008  29

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market
Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/08)

C-0708-419	109-24-712 08-08

2008 Semiannual Report
Janus Aspen Series

Janus Aspen INTECH Risk-Managed Core Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Schedule of Investments	16
Notes to Financial Statements	17
Additional Information	26
Explanations of Charts, Tables and Financial Statements	27

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from each of the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was June 30, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative service fees applicable to Service Shares, brokerage commissions, interest, dividends taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2009. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2008  1

Janus Aspen INTECH Risk-Managed Core Portfolio (unaudited)

Portfolio Snapshot
This portfolio uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Managed by INTECH

Performance Overview

For the six-month period ended June 30, 2008, the Janus Aspen INTECH Risk-Managed Core Portfolio returned -11.74% for its Service Shares. This compares to the -11.91% return posted by the S&P 500® Index, the Portfolio’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Portfolio, fundamentals can have a significant impact on the general direction of the market in which we participate. The Portfolio’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Portfolio’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the S&P 500® Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Portfolio perform well over the long term.

INTECH has managed large cap equity portfolios for more than 20 years with the goal of providing excess returns regardless of the market’s direction. While periods of underperformance can and do occur, the key is to keep such periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Portfolio remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the S&P 500® Index over the long term, while attempting to control risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Portfolio may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in the Janus Aspen INTECH Risk-Managed Core Portfolio.

2  Janus Aspen Series  June 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2008

Exxon Mobil Corp. Oil Companies – Integrated	4.7%
AT&T, Inc. Telephone – Integrated	3.6%
General Electric Co. Diversified Operations	3.4%
Merck & Company, Inc. Medical – Drugs	2.3%
Procter & Gamble Co. Cosmetics and Toiletries	2.2%

16.2%

Asset Allocation – (% of Net Assets)
As of June 30, 2008

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2008

As of December 31, 2007

Janus Aspen Series  June 30, 2008  3

Janus Aspen INTECH Risk-Managed Core Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2008					Expense Ratios – for the fiscal year ended December 31, 2007
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen INTECH Risk-Managed Core Portfolio

Service Shares	–11.74%	–10.44%	9.38%	10.02%	1.76%	1.45%(a)

S&P 500® Index	–11.91%	–13.12%	7.58%	8.42%

Lipper Quartile – Service Shares	–	2nd	2nd	2nd

Lipper Ranking – Service Shares based on total returns for Variable Annuity Multi-Cap Core Funds	–	65/229	45/133	51/127

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a) At December 31, 2007, Janus Capital contractually agreed to waive the Portfolio’s total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2009. The expense waiver is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. Further information is available in the prospectus and Statement of Additional Information.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

4  Janus Aspen Series  June 30, 2008

(unaudited)

The proprietary mathematical process used by Enhanced Investment Technologies, LLC (“INTECH”) may not achieve the desired results. Since the Portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses for investors compared to a “buy and hold” or index portfolio strategy.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

A Portfolio that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, it may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

January 31, 2003 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance the stated objective will be met.

See Notes to Schedule of Investments for index definitions.

The weighting of securities within the Portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – January 2, 2003

Portfolio Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$882.60	$6.79

Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.27

†	Expenses are equal to the annualized expense ratio of 1.45% for Service Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Aspen Series  June 30, 2008  5

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Common Stock – 99.8%
Aerospace and Defense – 2.6%
2,300	Boeing Co.	$151,156
1,400	General Dynamics Corp.	117,880
3,400	Lockheed Martin Corp.	335,444
600	Northrop Grumman Corp.	40,140
1,500	Raytheon Co.	84,420
		729,040
Aerospace and Defense – Equipment – 1.0%
3,100	B.F. Goodrich Co.	147,126
2,200	United Technologies Corp.	135,740
		282,866
Agricultural Chemicals – 0.5%
1,100	Monsanto Co.	139,084
Agricultural Operations – 0.1%
700	Archer-Daniels-Midland Co.	23,625
Airlines – 0.1%
1,100	Southwest Airlines Co.	14,344
Apparel Manufacturers – 0.5%
1,300	Coach, Inc.*	37,544
1,400	VF Corp.	99,652
		137,196
Appliances – 0%
100	Whirlpool Corp.	6,173
Applications Software – 1.3%
400	Citrix Systems, Inc.*	11,764
1,800	Intuit, Inc.*	49,626
11,200	Microsoft Corp.	308,112
		369,502
Athletic Footwear – 0.4%
2,000	NIKE, Inc. – Class B	119,220
Automotive – Cars and Light Trucks – 0.5%
1,300	Ford Motor Co.*,#	6,253
10,500	General Motors Corp.#	120,750
		127,003
Automotive – Medium and Heavy Duty Trucks – 0.3%
1,900	PACCAR, Inc.	79,477
Automotive – Truck Parts and Equipment – Original – 0.7%
6,500	Johnson Controls, Inc.	186,420
Beverages – Non-Alcoholic – 4.2%
10,300	Coca-Cola Co.	535,394
8,500	Coca-Cola Enterprises, Inc.	147,050
3,500	Pepsi Bottling Group, Inc.	97,720
6,100	PepsiCo, Inc.	387,899
		1,168,063
Beverages – Wine and Spirits – 0.7%
1,600	Brown-Forman Corp. – Class B#	120,912
3,800	Constellation Brands, Inc. – Class A*	75,468
		196,380
Brewery – 0.1%
700	Molson Coors Brewing Co. – Class B	38,031
Broadcast Services and Programming – 0.2%
1,900	Clear Channel Communications, Inc.	66,880
Building – Residential and Commercial – 0.6%
2,500	Centex Corp.	33,425
4,900	D.R. Horton, Inc.	53,165
1,800	KB Home	30,474
5,000	Pulte Homes, Inc.	48,150
		165,214
Cable Television – 0.7%
4,900	Comcast Corp. – Class A	92,953
4,500	DIRECTV Group, Inc.*	116,595
		209,548
Casino Services – 0.1%
1,200	International Game Technology	29,976
Chemicals – Diversified – 0.4%
200	Dow Chemical Co.	6,982
1,600	PPG Industries, Inc.	91,792
		98,774
Chemicals – Specialty – 0.6%
1,700	Ecolab, Inc.	73,083
1,700	Sigma-Aldrich Corp.	91,562
		164,645
Coal – 0.6%
1,000	CONSOL Energy, Inc.	112,370
300	Massey Energy Company.	28,125
300	Peabody Energy Corp.	26,415
		166,910
Commercial Banks – 0.7%
3,900	BB&T Corp.#	88,803
900	M&T Bank Corp.	63,486
2,000	Marshall & Ilsley Corporation	30,660
600	Regions Financial Corp.	6,546
		189,495
Commercial Services – Finance – 0.2%
300	Equifax, Inc.	10,086
2,400	H&R Block, Inc.	51,360
300	Western Union Co.	7,416
		68,862
Computer Aided Design – 0%
200	Autodesk, Inc.*	6,762
Computers – 3.8%
1,700	Apple, Inc.*	284,648
1,400	Dell, Inc.*	30,632
9,700	Hewlett-Packard Co.	428,837
2,600	IBM Corp.	308,178
		1,052,295
Computers – Memory Devices – 0.5%
9,100	EMC Corp.*	133,679
200	SanDisk Corp.*	3,740
		137,419
Consumer Products – Miscellaneous – 0.1%
200	Fortune Brands, Inc.	12,482
100	Kimberly-Clark Corp.	5,978
		18,460

See Notes to Schedule of Investments and Financial Statements.

6  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Cosmetics and Toiletries – 3.4%
600	Avon Products, Inc.	$21,612
4,400	Colgate-Palmolive Co.	304,040
10,227	Procter & Gamble Co.	621,904
		947,556
Cruise Lines – 0%
400	Carnival Corp. (U.S. Shares)	13,184
Data Processing and Management – 0%
100	Fidelity National Information Services, Inc.	3,691
100	Fiserv, Inc.*	4,537
		8,228
Dental Supplies and Equipment – 0.1%
1,200	Patterson Companies, Inc.*	35,268
Disposable Medical Products – 0.1%
300	C.R. Bard, Inc.	26,385
Distribution/Wholesale – 0%
100	W.W. Grainger, Inc.	8,180
Diversified Financial Services – 0%
100	IntercontinentalExchange, Inc.*	11,400
Diversified Operations – 6.7%
1,800	3M Co.	125,262
600	Cooper Industries, Ltd. – Class A	23,700
500	Danaher Corp.	38,650
100	Dover Corp.	4,837
100	Eaton Corp.	8,497
35,700	General Electric Co.	952,833
4,700	Honeywell International, Inc.	236,316
800	Illinois Tool Works, Inc.	38,008
3,423	Ingersoll-Rand Co. – Class A	128,123
3,900	Leucadia National Corp.	183,066
200	Parker Hannifin Corp.	14,264
2,200	Textron, Inc.	105,446
		1,859,002
Drug Delivery Systems – 0%
300	Hospira, Inc.*	12,033
E-Commerce/Products – 0.9%
3,300	Amazon.com, Inc.*	241,989
E-Commerce/Services – 0.1%
1,400	Expedia, Inc.*	25,732
Electric – Integrated – 6.3%
400	Allegheny Energy, Inc.	20,044
1,900	Ameren Corp.	80,237
2,300	American Electric Power Company, Inc.	92,529
2,300	Constellation Energy Group, Inc.	188,830
100	Dominion Resources, Inc.	4,749
500	Edison International	25,690
2,200	Entergy Corp.	265,056
300	Exelon Corp.	26,988
1,800	FirstEnergy Corp.	148,194
5,000	FPL Group, Inc.	327,900
500	PG&E Corp.	19,845
400	Pinnacle West Capital Corp.	12,308
5,900	PPL Corp.	308,393
3,900	Public Service Enterprise Group, Inc.	179,127
1,200	Southern Co.	41,904
400	Xcel Energy, Inc.	8,028
		1,749,822
Electric Products – Miscellaneous – 0.1%
500	Emerson Electric Co.	24,725
300	Molex, Inc.	7,323
		32,048
Electronic Components – Semiconductors – 1.4%
2,800	Advanced Micro Devices, Inc.*,#	16,324
100	Altera Corp.	2,070
8,800	Intel Corp.	189,024
1,000	LSI Corp.*	6,140
1,200	MEMC Electronic Materials, Inc.*	73,848
4,900	Micron Technology, Inc.*	29,400
100	National Semiconductor Corp.	2,054
500	NVIDIA Corp.*	9,360
900	QLogic Corp.*	13,131
2,200	Texas Instruments, Inc.	61,952
		403,303
Electronics – Military – 0.2%
600	L-3 Communications Holdings, Inc.	54,522
Engineering – Research and Development Services – 1.1%
800	Fluor Corp.	148,864
1,800	Jacobs Engineering Group, Inc.*	145,260
		294,124
Engines – Internal Combustion – 0.5%
2,200	Cummins, Inc.	144,144
Enterprise Software/Services – 0.8%
600	BMC Software, Inc.*	21,600
9,076	Oracle Corp.*	190,596
		212,196
Entertainment Software – 0.1%
400	Electronic Arts, Inc.*	17,772
Fiduciary Banks – 0.6%
300	Bank of New York Mellon Corp.	11,349
1,800	Northern Trust Corp.	123,426
500	State Street Corp.	31,995
		166,770
Finance – Commercial – 0%
1,300	CIT Group, Inc.	8,853
Finance – Consumer Loans – 0%
700	SLM Corp.*	13,545
Finance – Credit Card – 0%
300	American Express Co.	11,301
Finance – Investment Bankers/Brokers – 1.0%
1,900	Charles Schwab Corp.	39,026
3,600	Citigroup, Inc.	60,336
400	Goldman Sachs Group, Inc.	69,960
1,930	JP Morgan Chase & Co.	66,218
1,900	Lehman Brothers Holdings, Inc.	37,639
		273,179

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  7

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Finance – Mortgage Loan Banker – 0.1%
1,400	Fannie Mae	$27,314
900	Freddie Mac	14,760
		42,074
Finance – Other Services – 0.2%
100	CME Group, Inc.	38,319
200	NYSE Euronext	10,132
		48,451
Financial Guarantee Insurance – 0.1%
4,000	MBIA, Inc.#	17,560
Food – Confectionery – 0.3%
900	Wm. Wrigley Jr. Co.	70,002
Food – Meat Products – 0%
900	Tyson Foods, Inc. – Class A	13,446
Food – Miscellaneous/Diversified – 0.9%
200	ConAgra Foods, Inc.	3,856
400	General Mills, Inc.	24,308
1,400	H.J. Heinz Co.	66,990
2,200	Kellogg Co.	105,644
1,600	Kraft Foods, Inc. – Class A	45,520
		246,318
Food – Retail – 1.5%
7,400	Kroger Co.	213,638
3,000	Safeway, Inc.	85,650
600	Supervalu, Inc.	18,534
4,100	Whole Foods Market, Inc.#	97,129
		414,951
Food – Wholesale/Distribution – 0.1%
800	Sysco Corp.	22,008
Forestry – 0.2%
1,000	Plum Creek Timber Company, Inc.	42,710
100	Weyerhaeuser Co.	5,114
		47,824
Gas – Distribution – 0%
100	Sempra Energy Co.	5,645
Gold Mining – 0.1%
500	Newmont Mining Corp.	26,080
Home Decoration Products – 0%
300	Newell Rubbermaid, Inc.	5,037
Human Resources – 0%
300	Robert Half International, Inc.	7,191
Industrial Automation and Robotics – 0.1%
500	Rockwell Automation, Inc.	21,865
Industrial Gases – 0.8%
1,200	Air Products and Chemicals, Inc.	118,632
1,200	Praxair, Inc.	113,088
		231,720
Instruments – Scientific – 1.1%
2,800	Applera Corp. – Applied Biosystems Group	93,744
400	PerkinElmer, Inc.	11,140
3,300	Thermo Fisher Scientific, Inc.*	183,909
200	Waters Corp.*	12,900
		301,693
Insurance Brokers – 0%
200	Aon Corp.	9,188
Internet Infrastructure Software – 0%
200	Akamai Technologies, Inc.*	6,958
Internet Security – 0.5%
4,400	Symantec Corp.*	85,140
1,400	VeriSign, Inc.*	52,920
		138,060
Investment Companies – 0.1%
700	American Capital Strategies, Ltd.	16,639
Investment Management and Advisory Services – 0.4%
1,300	Federated Investors, Inc. – Class B	44,746
1,200	T. Rowe Price Group, Inc.	67,764
		112,510
Life and Health Insurance – 1.0%
2,100	AFLAC, Inc.	131,880
1,100	Principal Financial Group, Inc.#	46,167
600	Prudential Financial, Inc.	35,844
2,700	UnumProvident Corp.	55,215
		269,106
Linen Supply and Related Items – 0%
200	Cintas Corp.	5,302
Machinery – Construction and Mining – 0.5%
1,800	Caterpillar, Inc.	132,876
300	Terex Corp.*	15,411
		148,287
Machinery – Farm – 0.4%
1,500	Deere & Co.	108,195
Machinery – General Industrial – 0%
100	Manitowoc Company, Inc.	3,253
Medical – Biomedical and Genetic – 1.0%
900	Amgen, Inc.*	42,444
1,200	Biogen Idec, Inc.*	67,068
1,200	Celgene Corp.*	76,644
1,100	Genzyme Corp.*	79,222
400	Gilead Sciences, Inc.*	21,180
		286,558
Medical – Drugs – 4.5%
4,500	Abbott Laboratories	238,365
900	Allergan, Inc.	46,845
4,100	Bristol-Myers Squibb Co.	84,173
1,200	Eli Lilly and Co.	55,392
17,000	Merck & Company, Inc.	640,730
5,800	Pfizer, Inc.	101,326
4,000	Schering-Plough Corp.	78,760
		1,245,591
Medical – Generic Drugs – 0%
500	Watson Pharmaceuticals, Inc.*,#	13,585
Medical – HMO – 0.9%
800	Aetna, Inc.	32,424
4,800	CIGNA Corp.	169,872
300	Coventry Health Care, Inc.*	9,126
800	Humana, Inc.*	31,816
		243,238

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Medical – Hospitals – 0%
1,600	Tenet Healthcare, Corp.*	$8,896
Medical Information Systems – 0%
100	IMS Health, Inc.	2,330
Medical Instruments – 0.1%
100	Intuitive Surgical, Inc.*	26,940
Medical Labs and Testing Services – 0.5%
3,000	Quest Diagnostics, Inc.	145,410
Medical Products – 3.2%
4,200	Baxter International, Inc.	268,548
300	Becton, Dickinson and Co.	24,390
4,200	Johnson & Johnson	270,228
4,200	Stryker Corp.	264,096
800	Varian Medical Systems, Inc.*	41,480
400	Zimmer Holdings, Inc.*	27,220
		895,962
Metal – Aluminum – 0%
300	Alcoa, Inc.	10,686
Metal – Diversified – 0.2%
472	Freeport-McMoRan Copper & Gold, Inc. – Class B	55,314
Metal Processors and Fabricators – 0.9%
2,500	Precision Castparts Corp.	240,925
Motorcycle and Motor Scooter Manufacturing – 0%
200	Harley-Davidson, Inc.	7,252
Multi-Line Insurance – 2.0%
100	ACE, Ltd.	5,509
500	Allstate Corp.	22,795
2,500	American International Group, Inc.	66,150
500	Assurant, Inc.	32,980
800	Cincinnati Financial Corp.	20,320
7,900	Loews Corp.	370,510
500	MetLife, Inc.	26,385
300	XL Capital, Ltd. – Class A	6,168
		550,817
Multimedia – 0.5%
1,000	E.W. Scripps Co. – Class A	41,540
5,800	News Corporation, Inc. – Class A	87,232
600	Walt Disney Co.	18,720
		147,492
Networking Products – 1.7%
15,500	Cisco Systems, Inc.*	360,530
5,300	Juniper Networks, Inc.*	117,554
		478,084
Oil – Field Services – 1.9%
400	Baker Hughes, Inc.	34,936
2,100	Schlumberger, Ltd. (U.S. Shares)	225,603
1,400	Smith International, Inc.	116,396
429	Transocean, Inc. (U.S. Shares)*	65,375
1,600	Weatherford International, Ltd.*	79,344
		521,654
Oil and Gas Drilling – 0%
100	Noble Corp.	6,496
Oil Companies – Exploration and Production – 2.2%
1,200	Anadarko Petroleum Corp.	89,808
400	Apache Corp.	55,600
300	Cabot Oil & Gas Corp.	20,319
400	Chesapeake Energy Corp.	26,384
300	Devon Energy Corp.	36,048
300	EOG Resources, Inc.	39,360
200	Noble Energy, Inc.	20,112
1,700	Occidental Petroleum Corp.	152,762
700	Questar Corp.	49,728
800	Range Resources Corp.	52,432
1,100	Southwestern Energy Co.*	52,371
400	XTO Energy, Inc.	27,404
		622,328
Oil Companies – Integrated – 8.6%
4,965	Chevron Corp.	492,180
2,900	ConocoPhillips	273,731
15,000	Exxon Mobil Corp.	1,321,950
400	Hess Corp.	50,476
2,440	Marathon Oil Corp.	126,563
1,400	Murphy Oil Corp.	137,270
		2,402,170
Oil Field Machinery and Equipment – 0.8%
400	Cameron International Corp.*	22,140
2,200	National-Oilwell Varco, Inc.*	195,184
		217,324
Oil Refining and Marketing – 0.4%
100	Sunoco, Inc.	4,069
500	Tesoro Corp.	9,885
2,100	Valero Energy Corp.	86,478
		100,432
Paper and Related Products – 0%
200	International Paper Co.	4,660
Pharmacy Services – 1.5%
1,300	Express Scripts, Inc. – Class A*	81,536
7,234	Medco Health Solutions, Inc.*	341,445
		422,981
Pipelines – 0.1%
400	Williams Companies, Inc.	16,124
Property and Casualty Insurance – 0.2%
100	Chubb Corp.	4,901
1,700	Progressive Corp.	31,824
100	SAFECO Corp.	6,716
400	Travelers Companies, Inc.	17,360
		60,801
REIT – Apartments – 0.2%
600	Apartment Investment & Management Co. – Class A	20,436
100	Avalonbay Communities, Inc.	8,916
900	Equity Residential	34,443
		63,795
REIT – Health Care – 0.2%
2,000	HCP, Inc.	63,620
REIT – Office Property – 0.1%
200	Boston Properties, Inc.	18,044

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  9

Janus Aspen INTECH Risk-Managed Core Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

REIT – Regional Malls – 0.1%
300	Simon Property Group, Inc.	$26,967
REIT – Shopping Centers – 0%
400	Kimco Realty Corp.	13,808
REIT – Storage – 0.2%
600	Public Storage	48,474
REIT – Warehouse/Industrial – 0.1%
600	ProLogis	32,610
Retail – Apparel and Shoe – 0.4%
700	Abercrombie & Fitch Co. – Class A	43,876
3,800	Gap, Inc.	63,346
		107,222
Retail – Bedding – 0%
400	Bed Bath & Beyond, Inc.*	11,240
Retail – Building Products – 0%
500	Lowe’s Companies, Inc.	10,375
Retail – Computer Equipment – 0.4%
2,800	GameStop Corp. – Class A*	113,120
Retail – Consumer Electronics – 0.2%
1,300	Best Buy Company, Inc.	51,480
Retail – Discount – 0.4%
500	Costco Wholesale Corp.	35,070
600	Target Corp.	27,894
700	Wal-Mart Stores, Inc.	39,340
		102,304
Retail – Drug Store – 0.7%
4,702	CVS/Caremark Corp.	186,058
Retail – Jewelry – 0.2%
1,300	Tiffany & Co.	52,975
Retail – Major Department Stores – 0.3%
2,600	TJX Companies, Inc.	81,822
Retail – Office Supplies – 0.1%
900	Staples, Inc.	21,375
Retail – Regional Department Stores – 0.1%
400	Kohl’s Corp.*	16,016
Retail – Restaurants – 1.4%
5,900	McDonald’s Corp.	331,698
1,500	Yum! Brands, Inc.	52,635
		384,333
Rubber – Tires – 0%
500	Goodyear Tire & Rubber Co.*	8,915
Savings/Loan/Thrifts – 0.7%
9,500	Hudson City Bancorp, Inc.	158,460
7,100	Washington Mutual, Inc.	35,003
		193,463
Schools – 0.4%
2,800	Apollo Group, Inc. – Class A*	123,928
Semiconductor Components/Integrated Circuits – 0.1%
300	Analog Devices, Inc.	9,531
300	Linear Technology Corp.	9,771
		19,302
Semiconductor Equipment – 0.1%
700	Applied Materials, Inc.	13,363
100	KLA-Tencor Corp.	4,071
		17,434
Steel – Producers – 0.2%
200	Nucor Corp.	14,934
200	United States Steel Corp.	36,956
		51,890
Super-Regional Banks – 1.9%
13,876	Bank of America Corp.	331,220
200	Capital One Financial Corp.	7,602
500	PNC Bank Corp.	28,550
100	SunTrust Banks, Inc.	3,622
1,800	U.S. Bancorp	50,202
4,900	Wells Fargo & Co.	116,375
		537,571
Telecommunication Equipment – Fiber Optics – 0.3%
1,100	Ciena Corp.*	25,487
2,400	Corning, Inc.	55,320
		80,807
Telecommunication Services – 0%
100	Embarq Corp.	4,727
Telephone – Integrated – 4.5%
29,672	AT&T, Inc.	999,650
7,000	Verizon Communications, Inc.	247,800
		1,247,450
Tobacco – 0.6%
2,600	Altria Group, Inc.	53,456
400	Lorillard, Inc.*	27,664
1,600	Philip Morris International, Inc.	79,024
		160,144
Tools – Hand Held – 0%
100	Black & Decker Corp.	5,751
100	Snap-On, Inc.	5,201
		10,952
Transportation – Railroad – 0.3%
600	CSX Corp.	37,686
100	Norfolk Southern Corp.	6,267
400	Union Pacific Corp.	30,200
		74,153
Transportation – Services – 0.4%
400	C.H. Robinson Worldwide, Inc.	21,936
1,000	Expeditors International of Washington, Inc.	43,000
400	Ryder System, Inc.	27,552
400	United Parcel Service, Inc. – Class B	24,588
		117,076
Web Portals/Internet Service Providers – 0.6%
300	Google, Inc. – Class A*	157,926
600	Yahoo!, Inc.*	12,396
		170,322

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Wireless Equipment – 0.1%
200	American Tower Corp. – Class A*	$8,450
1,800	Motorola, Inc.	13,212
100	QUALCOMM, Inc.	4,437
		26,099

Total Common Stock (cost $28,477,784)		27,885,484

Other Securities – 1.4%
126,155	Repurchase Agreements†	126,155
251,564	Time Deposits†	251,564

Total Other Securities (cost $377,719)		377,719

Total Investments (total cost $28,855,503) – 101.2%		28,263,203

Liabilities, net of Cash, Receivables and Other Assets – (1.2)%		(337,990)

Net Assets – 100%		$27,925,213

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$231,167	0.8%
Cayman Islands	83,548	0.3%
Netherlands Antilles	225,603	0.8%
Panama	13,184	0.1%
United States††	27,709,701	98.0%

Total	$28,263,203	100.0%

††	Includes Short-Term Securities and Other Securities (96.7% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  11

Statement of Assets and Liabilities

Janus Aspen INTECH
As of June 30, 2008 (unaudited)	Risk-Managed Core
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost(1)	$28,856
Investments at value(1)	$28,263
Receivables:
Investments sold	550
Portfolio shares sold	41
Dividends	41
Interest	–
Non-interested Trustees’ deferred compensation	–
Total Assets	28,895
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	378
Due to Custodian	143
Investments purchased	352
Portfolio shares repurchased	5
Advisory fees	19
Printing expense	36
Distribution fees – Service Shares	6
Administrative Service fees	3
Non-interested Trustees’ fees and expenses	–
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	28
Total Liabilities	970
Net Assets	$27,925
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$30,259
Undistributed net investment income/(loss)*	18
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,760)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(592)
Total Net Assets	$27,925
Net Assets – Service Shares	$27,925
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	2,533
Net Asset Value Per Share	$11.02

*	See Note 3 in the Notes to the Financial Statements.

(1)	Investments at cost and value include $361,313 of securities loaned (Note 1).

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2008

Statement of Operations

Janus Aspen INTECH
For the six-month period ended June 30, 2008 (unaudited)	Risk-Managed Core
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Securities lending income	1
Dividends	305
Dividends from affiliates	8
Foreign Tax Withheld	–
Total Investment Income	314
Expenses:
Advisory fees	63
Transfer agent fees and expenses	2
Custodian fees	18
Professional fees	17
Non-interested Trustees’ fees and expenses	2
Printing fees	96
Systems fees	8
Administrative service fees – Service Shares	16
Distribution fees – Service Shares	39
Other expenses	8
Total Expenses	269
Expense and Fee Offset	–
Net Expenses	269
Less: Excess Expense Reimbursement	(40)
Net Expenses after Expense Reimbursement	229
Net Investment Income/(Loss)	85
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(1,663)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(2,536)
Net Gain/(Loss) on Investments	(4,199)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(4,114)

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  13

Statements of Changes in Net Assets

	Janus Aspen INTECH
For the six-month period ended June 30, 2008 (unaudited)	Risk-Managed Core
and for the fiscal year ended December 31, 2007	Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$85	$137
Net realized gain/(loss) from investment and foreign currency transactions	(1,663)	1,571
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(2,536)	(232)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(4,114)	1,476
Dividends and Distributions to Shareholders:
Net investment income *
Service Shares	(86)	(129)
Net realized gain/(loss) from investment transactions*
Service Shares	(1,602)	(152)
Net (Decrease) from Dividends and Distributions	(1,688)	(281)
Capital Share Transactions:
Shares sold
Service Shares	14,795	19,414
Reinvested dividends and distributions
Service Shares	1,688	281
Shares repurchased
Service Shares	(14,796)	(5,571)
Net Increase/(Decrease) from Capital Share Transactions	1,687	14,124
Net Increase/(Decrease) in Net Assets	(4,115)	15,319
Net Assets:
Beginning of period	32,040	16,721
End of period	$27,925	$32,040

Undistributed net investment income/(loss)*	$18	$19

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

14  Janus Aspen Series  June 30, 2008

Financial Highlights

Service Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen INTECH Risk-Managed Core Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003(1)

Net Asset Value, Beginning of Period	$13.29	$12.71	$12.47	$13.60	$12.49	$10.00
Income from Investment Operations:
Net investment income/(loss)	.04	.06	.02	.04	.02	–
Net gain/(loss) on securities (both realized and unrealized)	(1.60)	.71	1.33	1.43	2.16	2.50
Total from Investment Operations	(1.56)	.77	1.35	1.47	2.18	2.50
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	(.06)	(.02)	(.04)	(.01)	–
Distributions (from capital gains)*	(.67)	(.13)	(1.09)	(2.35)	(1.06)	(.01)
Payment from affiliate	–	–	–	(.21)	–	–
Total Distributions and Other	(.71)	(.19)	(1.11)	(2.60)	(1.07)	(.01)
Net Asset Value, End of Period	$11.02	$13.29	$12.71	$12.47	$13.60	$12.49
Total Return**	(11.74)%	6.05%	10.77%	10.92%	17.55%	24.99%
Net Assets, End of Period (in thousands)	$27,925	$32,040	$16,721	$19,754	$20,680	$11,337
Average Net Assets for the Period (in thousands)	$31,688	$22,388	$18,260	$19,174	$15,270	$8,414
Ratio of Gross Expenses to Average Net Assets***(2)	1.45%	1.45%	1.45%	1.35%	1.43%	1.50%
Ratio of Net Expenses to Average Net Assets***(2)	1.45%	1.45%	1.45%	1.34%	1.43%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.54%	0.61%	0.17%	0.42%	0.14%	0%
Portfolio Turnover Rate***	151%	101%	141%	109%	84%	61%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Fiscal period from January 2, 2003 (inception date) through December 31, 2003
(2)	See “Explanations of Charts, Tables and Financial Statements.”

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  15

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Multi-Cap Core Funds	Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating more than 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
#	Loaned security; a portion or all of the security is on loan at June 30, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen INTECH Risk-Managed Core Portfolio	$27,885,484	$377,719	$–

16  Janus Aspen Series  June 30, 2008

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen INTECH Risk-Managed Core Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers sixteen Portfolios with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-

Janus Aspen Series  June 30, 2008  17

Notes to Financial Statements (unaudited) (continued)

term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2008, the Portfolio had on loan securities valued as indicated:

Value at
Portfolio	June 30, 2008

Janus Aspen INTECH Risk-Managed Core Portfolio	$361,313

As of June 30, 2008, the Portfolio received cash collateral for securities lending activity as indicated:

Cash Collateral at
Portfolio	June 30, 2008

Janus Aspen INTECH Risk-Managed Core Portfolio	$377,719

As of June 30, 2008, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, unless noted in the following tables:

Time Deposits at
Portfolio	June 30, 2008

Janus Aspen INTECH Risk-Managed Core Portfolio	$251,564

Repurchase Agreements at
Portfolio	June 30, 2008

Janus Aspen INTECH Risk-Managed Core Portfolio	$126,155

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds.

Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written

18  Janus Aspen Series  June 30, 2008

option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may

Janus Aspen Series  June 30, 2008  19

Notes to Financial Statements (unaudited) (continued)

exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the

20  Janus Aspen Series  June 30, 2008

Portfolio’s own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Portfolio intends to avail itself to the fair value option.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.50%.

For the Portfolio, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the previous paragraph. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark, as shown below:

Portfolio	Benchmark Index

Janus Aspen INTECH Risk-Managed Core Portfolio	S&P 500® Index

Only the base fee rate applied until January 2007 for the Portfolio, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Portfolio consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began January 2007 for the Portfolio. Performance Adjustment will be applied unless the difference between the Portfolio’s investment performance and the investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

Janus Aspen Series  June 30, 2008  21

Notes to Financial Statements (unaudited) (continued)

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectus and statement of additional information contains additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment.During the six-month period ended June 30, 2008, the Portfolio recorded a negative Performance Adjustment of $15,973.

Janus Capital has agreed until at least May 1, 2009 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed an annual rate of 1.10% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Enhanced Investment Technologies, LLC (“INTECH”) serves as subadviser to the Portfolio. Janus Capital indirectly owns approximately 89.9% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee equal to 0.26% of INTECH Risk-Managed Core Portfolio’s average daily net assets during the previous month, plus or minus one-half of any performance fee adjustment paid to Janus Capital by the Fund, pursuant to the Fund’s investment advisory agreement. The Performance Adjustment impacts the current subadvisory fee as of January 1, 2007, when the Performance Adjustment took effect.

Effective January 1, 2008, the subadvisory fee rate paid by Janus Capital changed from a fixed rate based on the Portfolio’s annual average daily net assets (plus or minus half of any performance fee adjustment) to a fee equal to 50% of the investment advisory fee rate paid by the Portfolio to Janus Capital (net of any performance fee adjustment).

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Capital receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $21,861 was paid by the Trust during the six-month period ended June 30, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2008.

For the six-month period ended June 30, 2008, Janus Capital assumed $39,515 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have

22  Janus Aspen Series  June 30, 2008

adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/08

Janus Aspen INTECH Risk-Managed Core Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$7,050,038	$7,490,416	$4,126	$–
Janus Institutional Money Market Fund – Institutional Shares	8,206,387	8,206,387	3,648	–

	$15,256,425	$15,696,803	$7,774	$–

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen INTECH Risk-Managed Core Portfolio	$29,508,741	$1,732,501	$(2,978,039)	$(1,245,538)

Janus Aspen Series  June 30, 2008  23

Notes to Financial Statements (unaudited) (continued)

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2008 (unaudited) and each fiscal year ended December 31

	Service Shares
Portfolio	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(2)

Janus Aspen INTECH Risk-Managed Core Portfolio	1.71%	1.76%	1.86%	1.35%	1.43%	2.62%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(2)	Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

5.	Capital Share Transactions

For the six-month period ended June 30, 2008 (unaudited) and
the fiscal year ended December 31, 2007	Janus INTECH Risk-Managed Core Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	1,201	1,496
Reinvested dividends and distributions	153	21
Shares repurchased	(1,232)	(422)
Net Increase/(Decrease) in Portfolio Shares	122	1,095
Shares Outstanding, Beginning of Period	2,411	1,316
Shares Outstanding, End of Period	2,533	2,411

6.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and option contracts) were as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen INTECH Risk-Managed Core Portfolio	$23,515,707	$23,224,919	$–	$–

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland,

24  Janus Aspen Series  June 30, 2008

Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  June 30, 2008  25

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

26  Janus Aspen Series  June 30, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Aspen Series  June 30, 2008  27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

28  Janus Aspen Series  June 30, 2008

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series  June 30, 2008  29

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market
Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/08)

C-0708-419	109-24-718 08-08

2008 Semiannual Report
Janus Aspen Series

Janus Aspen INTECH Risk-Managed Growth Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Schedule of Investments	16
Notes to Financial Statements	17
Additional Information	25
Explanations of Charts, Tables and Financial Statements	26

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was June 30, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative service fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2009. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2008  1

Janus Aspen INTECH Risk-Managed Growth Portfolio (unaudited)

Portfolio Snapshot
This portfolio uses a mathematically-based investment process that seeks to capitalize on the natural volatility of stock prices. The primary aim of this strategy is to outperform the benchmark index without increasing risk.

Managed by INTECH

Performance Overview

For the six-month period ended June 30, 2008, the Janus Aspen INTECH Risk-Managed Growth Portfolio returned -11.84% for its Service Shares. This compares to the -9.06% return posted by the Russell 1000® Growth Index, the Portfolio’s benchmark.

Investment Strategy in This Environment

While INTECH does not employ fundamental analysis in the management of the Portfolio, fundamentals can have a significant impact on the general direction of the market in which we participate. The Portfolio’s goal is to produce long-term returns in excess of its benchmark with an equal or lesser amount of risk.

The Portfolio’s mathematical investment process seeks to build a more efficient portfolio than its benchmark, the Russell 1000® Growth Index. With a focus on risk management, investment decisions are governed by a mathematical investment process. The process does not attempt to predict the direction of the market, nor does it have a particular view of any company in the Portfolio.

Performance Review

As stock prices moved naturally throughout the period, we continued to implement our mathematical process in a disciplined manner in an effort to maintain a more efficient portfolio than the benchmark, without increasing relative risk. While other factors may influence performance over the short term, we believe that the consistent application of our process will help the Portfolio perform well over the long term.

INTECH has managed large cap equity portfolios for more than 20 years with the goal of providing excess returns regardless of the market’s direction. While periods of underperformance can and do occur, the key is to keep such periods of underperformance both short in duration and mild in scope. INTECH aims to achieve its targeted returns over the long term and we believe the Portfolio remains well positioned for long-term capital growth.

Investment Strategy and Outlook

INTECH’s mathematical, risk-managed investment process seeks to outperform the Russell 1000® Growth Index over the long term, while attempting to control risk. We will continue implementing the process in a disciplined and deliberate manner in an effort to achieve our long-term performance goals. The Portfolio may underperform during shorter time periods, but has the goal of outperformance over a three- to five-year period. Managing risk remains essential to the investment process. We will continue to make marginal improvements to the mathematical process, seeking an efficient portfolio that offers better long-term results than the benchmark, regardless of the market’s direction.

Thank you for your investment in the Janus Aspen INTECH Risk-Managed Growth Portfolio.

2  Janus Aspen Series  June 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2008

Microsoft Corp. Applications Software	4.0%
Schlumberger, Ltd. (U.S. Shares) Oil – Field Services	3.0%
Coca-Cola Co. Beverages – Non-Alcoholic	2.8%
Merck & Company, Inc. Medical – Drugs	2.4%
PepsiCo, Inc. Beverages – Non-Alcoholic	2.3%

14.5%

Asset Allocation – (% of Net Assets)
As of June 30, 2008

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2008

As of December 31, 2007

Janus Aspen Series  June 30, 2008  3

Janus Aspen INTECH Risk-Managed Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2008					Expense Ratios – for the fiscal year ended December 31, 2007
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen INTECH Risk-Managed Growth Portfolio

Service Shares	–11.84%	–7.95%	7.20%	8.24%	2.10%	1.45%(a)

Russell 1000® Growth Index	–9.06%	–5.96%	7.32%	8.40%

Lipper Quartile – Service Shares	–	3rd	4th	4th

Lipper Ranking – Service Shares based on total returns for Variable Annuity Mid-Cap Growth Funds	–	85/166	88/113	87/103

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a) At December 31, 2007, Janus Capital contractually agreed to waive the Portfolio’s total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2009. The expense waiver is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s fee waiver exceeded the investment advisory fee for the most recent period presented so the Portfolio did not pay Janus Capital any investment advisory fees (net of fee waivers).
See important disclosures on the next page.

4  Janus Aspen Series  June 30, 2008

(unaudited)

The proprietary mathematical process used by Enhanced Investment Technologies, LLC (“INTECH”) may not achieve the desired results. Since the Portfolio is regularly rebalanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses for investors compared to a “buy and hold” or index portfolio strategy.

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

A Portfolio that invest in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, it may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

January 31, 2003 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

If an expense waiver was in effect, it may have had a material effect on the total return, and therefore the ranking for the period.

There is no assurance the stated objective will be met.

See Notes to Schedule of Investments for index definitions.

The weighting of securities within the Portfolio may differ significantly from the weightings within the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – January 2, 2003

Portfolio Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$881.60	$6.78

Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.27

†	Expenses are equal to the annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Aspen Series  June 30, 2008  5

Janus Aspen INTECH Risk-Managed Growth Portfolio

Schedule of Investments (unaudited)

Shares or Principal Amount		Value

Common Stock – 99.9%
Aerospace and Defense – 1.4%
800	Boeing Co.	$52,576
700	Lockheed Martin Corp.	69,062
200	Northrop Grumman Corp.	13,380
200	Raytheon Co.	11,256
		146,274
Aerospace and Defense – Equipment – 1.5%
400	Alliant Techsystems, Inc.*	40,672
1,400	B.F. Goodrich Co.	66,444
700	United Technologies Corp.	43,190
		150,306
Agricultural Chemicals – 1.4%
400	Monsanto Co.	50,576
600	Mosaic Co.*	86,820
		137,396
Airlines – 0.2%
1,500	Delta Air Lines, Inc.*	8,550
500	Northwest Airlines Corp.*	3,330
200	Southwest Airlines Co.	2,608
500	UAL Corp.*	2,610
		17,098
Applications Software – 4.4%
100	Citrix Systems, Inc.*	2,941
600	Intuit, Inc.*	16,542
14,800	Microsoft Corp.	407,148
300	Salesforce.com, Inc.*	20,469
		447,100
Athletic Footwear – 0.5%
800	NIKE, Inc. – Class B	47,688
Automotive – Truck Parts and Equipment – Original – 0.3%
300	Borg-Warner Automotive, Inc.	13,314
600	Johnson Controls, Inc.	17,208
		30,522
Batteries and Battery Systems – 0.4%
500	Energizer Holdings, Inc.*	36,545
Beverages – Non-Alcoholic – 5.2%
5,400	Coca-Cola Co.	280,692
100	Hansen Natural Corp.*,#	2,882
400	Pepsi Bottling Group, Inc.	11,168
3,600	PepsiCo, Inc.	228,924
		523,666
Beverages – Wine and Spirits – 0.4%
500	Brown-Forman Corp. – Class B#	37,785
Broadcast Services and Programming – 1.2%
1,300	Discovery Holding Co. – Class A*	28,548
2,900	Liberty Global, Inc. – Class A*	91,147
		119,695
Cable Television – 0.2%
800	DIRECTV Group, Inc.*	20,728
100	DISH Network Corp. – Class A*	2,928
		23,656
Casino Hotels – 0.6%
200	Las Vegas Sands Corp.*	9,488
1,400	MGM Mirage*	47,446
100	Wynn Resorts, Ltd.*	8,135
		65,069
Casino Services – 0.2%
700	International Game Technology	17,486
Chemicals – Specialty – 0.4%
400	Ecolab, Inc.	17,196
400	Sigma-Aldrich Corp.	21,544
		38,740
Coal – 1.1%
200	Arch Coal, Inc.	15,006
400	Consol Energy, Inc.	44,948
100	Foundation Coal Holdings, Inc.	8,858
300	Massey Energy Co.	28,125
100	Patriot Coal Corp.*	15,329
		112,266
Commercial Banks – 0.1%
200	Bank of Hawaii Corp.	9,560
300	Synovus Financial Corp.	2,619
		12,179
Commercial Services – 0.3%
100	ChoicePoint, Inc.*	4,820
1,000	Iron Mountain, Inc.*	26,550
		31,370
Commercial Services – Finance – 1.1%
100	Global Payments, Inc.	4,660
200	H&R Block, Inc.	4,280
400	MasterCard, Inc. – Class A	106,208
		115,148
Computers – 5.9%
900	Apple, Inc.*	150,696
200	Dell, Inc.*	4,376
4,700	Hewlett-Packard Co.	207,787
1,900	IBM Corp.	225,207
		588,066
Computers – Integrated Systems – 0.1%
800	Brocade Communications Systems, Inc.*	6,592
Computers – Memory Devices – 0.8%
3,300	EMC Corp.*	48,477
800	Western Digital Corp.*	27,624
		76,101
Consulting Services – 0.1%
200	Corporate Executive Board Co.	8,410
Consumer Products – Miscellaneous – 0.1%
200	Kimberly-Clark Corp.	11,956
Containers – Metal and Glass – 0.9%
2,200	Owens-Illinois, Inc.*	91,718
Cosmetics and Toiletries – 3.0%
100	Alberto-Culver Co.	2,627
100	Avon Products, Inc.	3,602
1,300	Colgate-Palmolive Co.	89,830
3,342	Procter & Gamble Co.	203,227
		299,286

See Notes to Schedule of Investments and Financial Statements.

6  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

Shares or Principal Amount		Value

Data Processing and Management – 0.9%
500	Broadridge Financial Solutions, Inc.	$10,525
1,000	NAVTEQ Corp.*	77,000
100	SEI Investments Co.	2,352
		89,877
Dental Supplies and Equipment – 0.8%
2,100	Dentsply International, Inc.	77,280
100	Patterson Companies, Inc.*	2,939
		80,219
Diagnostic Equipment – 0.2%
400	Gen-Probe, Inc.*	18,992
Diagnostic Kits – 0.4%
800	IDEXX Laboratories, Inc.*	38,992
Disposable Medical Products – 0.2%
200	C.R. Bard, Inc.	17,590
Distribution/Wholesale – 0.1%
300	Fastenal Co.#	12,948
Diversified Financial Services – 0.1%
100	IntercontinentalExchange, Inc.*	11,400
Diversified Operations – 4.4%
800	3M Co.	55,672
100	Brink’s Co.	6,542
100	Danaher Corp.	7,730
6,500	General Electric Co.	173,485
600	Harsco Corp.	32,646
2,300	Honeywell International, Inc.	115,644
100	Illinois Tool Works, Inc.	4,751
900	Textron, Inc.	43,137
		439,607
Drug Delivery Systems – 0.1%
300	Hospira, Inc.*	12,033
E-Commerce/Products – 1.0%
1,400	Amazon.com, Inc.*	102,662
Electric – Integrated – 1.6%
100	Allegheny Energy, Inc.	5,011
500	Constellation Energy Group, Inc.	41,050
100	Exelon Corp.	8,996
2,100	PPL Corp.	109,767
		164,824
Electric Products – Miscellaneous – 0.4%
600	AMETEK, Inc.	28,332
200	Emerson Electric Co.	9,890
		38,222
Electronic Components – Miscellaneous – 0.2%
400	Garmin, Ltd.#	17,136
Electronic Components – Semiconductors – 1.9%
300	Advanced Micro Devices, Inc.*	1,749
300	Cree, Inc.*,#	6,843
6,300	Intel Corp.	135,324
100	Intersil Corp. – Class A	2,432
200	MEMC Electronic Materials, Inc.*	12,308
200	Micron Technology, Inc.*	1,200
200	NVIDIA Corp.*	3,744
100	QLogic Corp.*	1,459
300	Rambus, Inc.*	5,721
800	Texas Instruments, Inc.	22,528
		193,308
Electronic Connectors – 0.2%
400	Amphenol Corp. – Class A	17,952
Electronic Measuring Instruments – 0.1%
400	Trimble Navigation, Ltd.*	14,280
Electronic Parts Distributors – 0.1%
100	Arrow Electronics, Inc.*	3,072
100	Avnet, Inc.*	2,728
		5,800
Electronics – Military – 0.2%
200	L-3 Communications Holdings, Inc.	18,174
Energy – Alternate Sources – 0.6%
200	Covanta Holding Corp.*	5,338
200	First Solar, Inc.*	54,564
		59,902
Engineering – Research and Development Services – 2.0%
400	Fluor Corp.	74,432
600	Foster Wheeler, Ltd.*	43,890
700	Jacobs Engineering Group, Inc.*	56,490
200	McDermott International, Inc. (U.S. Shares)*	12,378
100	Shaw Group, Inc.*	6,179
100	URS Corp.*	4,197
		197,566
Engines – Internal Combustion – 0.4%
600	Cummins, Inc.	39,312
Enterprise Software/Services – 0.6%
200	BMC Software, Inc.*	7,200
2,657	Oracle Corp.*	55,797
		62,997
Entertainment Software – 0.3%
800	Activision, Inc.*	27,256
100	Electronic Arts, Inc.*	4,443
		31,699
Fiduciary Banks – 0.6%
100	Bank of New York Mellon Corp.	3,783
600	Northern Trust Corp.	41,142
200	State Street Corp.	12,798
		57,723
Filtration and Separations Products – 0.2%
400	Donaldson Company, Inc.	17,856
Finance – Investment Bankers/Brokers – 0.2%
700	Charles Schwab Corp.	14,378
300	Investment Technology Group, Inc.*	10,038
		24,416
Finance – Other Services – 0.7%
112	CME Group, Inc.	42,917
100	MF Global, Ltd.*	631
1,100	Nasdaq Stock Market, Inc.*	29,205
		72,753
Food – Confectionery – 0.5%
700	Wm. Wrigley Jr. Co.	54,446
Food – Miscellaneous/Diversified – 0.4%
100	H.J. Heinz Co.	4,785
700	Kellogg Co.	33,614
		38,399

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  7

Janus Aspen INTECH Risk-Managed Growth Portfolio

Schedule of Investments (unaudited)

Shares or Principal Amount		Value

Food – Retail – 0.4%
200	Kroger Co.	$5,774
1,400	Whole Foods Market, Inc.#	33,166
		38,940
Food – Wholesale/Distribution – 0.0%
100	Sysco Corp.	2,751
Footwear and Related Apparel – 0.0%
300	Crocs, Inc.*,#	2,403
Forestry – 0.1%
200	Plum Creek Timber Company, Inc.	8,542
Garden Products – 0.0%
100	Toro Co.	3,327
Gold Mining – 0.1%
100	Newmont Mining Corp.	5,216
Hazardous Waste Disposal – 0.6%
1,100	Stericycle, Inc.*	56,870
Hospital Beds and Equipment – 0.2%
400	Kinetic Concepts, Inc.*	15,964
Human Resources – 0.3%
800	Hewitt Associates, Inc. – Class A*	30,664
Independent Power Producer – 0.3%
800	NRG Energy, Inc.*	34,320
Industrial Audio and Video Products – 0.1%
200	Dolby Laboratories, Inc.*	8,060
Industrial Automation and Robotics – 0.0%
100	Rockwell Automation, Inc.	4,373
Industrial Gases – 0.8%
400	Air Products and Chemicals, Inc.	39,544
400	Praxair, Inc.	37,696
		77,240
Instruments – Scientific – 0.2%
300	Applera Corp. – Applied Biosystems Group	10,044
100	Thermo Fisher Scientific, Inc.*	5,573
100	Waters Corp.*	6,450
		22,067
Internet Security – 0.6%
400	McAfee, Inc.*	13,612
1,200	Symantec Corp.*	23,220
700	VeriSign, Inc.*	26,460
		63,292
Investment Management and Advisory Services – 0.6%
200	BlackRock, Inc.	35,400
400	Federated Investors, Inc. – Class B	13,768
100	Invesco, Ltd. (U.S. Shares)	2,398
200	T. Rowe Price Group, Inc.	11,294
		62,860
Life and Health Insurance – 0.5%
800	AFLAC, Inc.	50,240
100	Principal Financial Group, Inc.	4,197
		54,437
Machine Tools and Related Products – 0.1%
100	Lincoln Electric Holdings, Inc.	7,870
Machinery – Construction and Mining – 0.7%
900	Caterpillar, Inc.	66,438
100	Joy Global, Inc.	7,583
		74,021
Machinery – Farm – 0.3%
200	AGCO Corp.*	10,482
300	Deere & Co.	21,639
		32,121
Machinery – General Industrial – 0.1%
200	Roper Industries, Inc.	13,176
Machinery – Pumps – 0.5%
400	Flowserve Corp.	54,680
Medical – Biomedical and Genetic – 1.7%
200	Amgen, Inc.*	9,432
500	Biogen Idec, Inc.*	27,945
500	Celgene Corp.*	31,935
300	Charles River Laboratories International, Inc.*	19,176
100	Genentech, Inc.*	7,590
500	Genzyme Corp.*	36,010
300	Gilead Sciences, Inc.*	15,885
600	Invitrogen Corp.*	23,556
		171,529
Medical – Drugs – 4.8%
2,800	Abbott Laboratories	148,316
200	Allergan, Inc.	10,410
2,000	Bristol-Myers Squibb Co.	41,060
300	Eli Lilly and Co.	13,848
6,500	Merck & Company, Inc.	244,985
1,500	Schering-Plough Corp.	29,535
		488,154
Medical – HMO – 0.4%
200	Aetna, Inc.	8,106
300	CIGNA Corp.	10,617
100	Coventry Health Care, Inc.*	3,042
100	Health Net, Inc.*	2,406
300	Humana, Inc.*	11,931
60	UnitedHealth Group, Inc.	1,575
		37,677
Medical Instruments – 1.0%
100	Beckman Coulter, Inc.	6,753
300	Intuitive Surgical, Inc.*	80,820
100	Medtronic, Inc.	5,175
100	Techne Corp.*	7,739
		100,487
Medical Labs and Testing Services – 1.5%
900	Covance, Inc.*	77,418
1,500	Quest Diagnostics, Inc.	72,705
		150,123
Medical Products – 3.6%
2,000	Baxter International, Inc.	127,880
100	Becton, Dickinson and Co.	8,130
800	Henry Schein, Inc.*	41,256
1,000	Johnson & Johnson	64,340
1,600	Stryker Corp.	100,608
300	Varian Medical Systems, Inc.*	15,555
100	Zimmer Holdings, Inc.*	6,805
		364,574

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

Shares or Principal Amount		Value

Metal – Copper – 0.3%
300	Southern Copper Corp.	$31,989
Metal – Iron – 0.2%
200	Cleveland-Cliffs, Inc.	23,838
Metal Processors and Fabricators – 1.3%
1,400	Precision Castparts Corp.	134,918
Networking Products – 2.2%
8,600	Cisco Systems, Inc.*	200,036
1,100	Juniper Networks, Inc.*	24,398
		224,434
Non-Hazardous Waste Disposal – 0.4%
1,200	Republic Services, Inc.	35,640
Oil – Field Services – 5.0%
100	Baker Hughes, Inc.	8,734
200	Oceaneering International, Inc.*	15,410
2,800	Schlumberger, Ltd. (U.S. Shares)	300,804
600	Smith International, Inc.	49,884
556	Transocean, Inc. (U.S. Shares)*	84,729
800	Weatherford International, Ltd.*	39,672
		499,233
Oil and Gas Drilling – 0.2%
100	Diamond Offshore Drilling, Inc.	13,914
100	Noble Corp.	6,496
		20,410
Oil Companies – Exploration and Production – 1.7%
100	Cabot Oil & Gas Corp.	6,773
100	Chesapeake Energy Corp.	6,596
100	Continental Resources, Inc.*	6,932
1,300	Denbury Resources, Inc.*	47,450
100	Equitable Resources, Inc.	6,906
100	Noble Energy, Inc.	10,056
200	Questar Corp.	14,208
600	Quicksilver Resources, Inc.*	23,184
400	Range Resources Corp.	26,216
300	Southwestern Energy Co.*	14,283
175	XTO Energy, Inc.	11,989
		174,593
Oil Companies – Integrated – 1.6%
1,800	Exxon Mobil Corp.	158,634
Oil Field Machinery and Equipment – 1.5%
200	Cameron International Corp.*	11,070
100	Dresser-Rand Group, Inc.*	3,910
600	FMC Technologies, Inc.*	46,158
1,000	National-Oilwell Varco, Inc.*	88,720
		149,858
Oil Refining and Marketing – 0.6%
400	Frontier Oil Corp.	9,564
600	Tesoro Corp.	11,862
900	Valero Energy Corp.	37,062
		58,488
Pharmacy Services – 2.3%
800	Express Scripts, Inc. – Class A*	50,176
3,850	Medco Health Solutions, Inc.*	181,720
		231,896
Physical Practice Management – 0.2%
400	Pediatrix Medical Group, Inc.*	19,692
Pipelines – 0.0%
100	Williams Companies, Inc.	4,031
Power Converters and Power Supply Equipment – 0.0%
100	Hubbell, Inc. – Class A	3,987
Publishing – Books – 0.0%
100	John Wiley & Sons, Inc. – Class A	4,503
Racetracks – 0.2%
700	Penn National Gaming, Inc.*	22,505
Radio – 0.1%
1,300	XM Satellite Radio Holdings, Inc. – Class A*	10,192
Reinsurance – 0.1%
100	PartnerRe, Ltd.	6,913
REIT – Apartments – 0.0%
100	UDR, Inc.	2,238
REIT – Health Care – 0.3%
100	Heath Care REIT, Inc.	4,450
700	Ventas, Inc.	29,799
		34,249
REIT – Regional Malls – 0.0%
100	Taubman Centers, Inc.	4,865
REIT – Storage – 0.1%
100	Public Storage	8,079
Rental Auto/Equipment – 0.0%
200	Hertz Global Holdings, Inc.*	1,920
Research and Development – 0.3%
600	Pharmaceutical Product Development, Inc.	25,740
Retail – Apparel and Shoe – 0.4%
200	Abercrombie & Fitch Co. – Class A	12,536
200	American Eagle Outfitters, Inc.	2,726
100	Guess?, Inc.	3,745
100	Ross Stores, Inc.	3,552
600	Urban Outfitters, Inc.*	18,714
		41,273
Retail – Automobile – 0.3%
800	Copart, Inc.*	34,256
Retail – Computer Equipment – 1.0%
2,400	GameStop Corp. – Class A*	96,960
Retail – Consumer Electronics – 0.2%
400	Best Buy Company, Inc.	15,840
Retail – Discount – 0.4%
200	Costco Wholesale Corp.	14,028
100	Target Corp.	4,649
400	Wal-Mart Stores, Inc.	22,480
		41,157
Retail – Drug Store – 1.0%
2,436	CVS/Caremark Corp.	96,393
Retail – Jewelry – 0.0%
100	Tiffany & Co.	4,075
Retail – Major Department Stores – 0.3%
1,100	TJX Companies, Inc.	34,617
Retail – Office Supplies – 0.0%
100	Staples, Inc.	2,375
Retail – Restaurants – 0.4%
100	Burger King Holdings, Inc.	2,679
100	McDonald’s Corp.	5,622

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  9

Janus Aspen INTECH Risk-Managed Growth Portfolio

Schedule of Investments (unaudited)

Shares or Principal Amount		Value

Retail – Restaurants – (continued)
100	Tim Hortons, Inc.	$2,869
700	Yum! Brands, Inc.	24,563
		35,733
Retail – Sporting Goods – 0.1%
600	Dick’s Sporting Goods, Inc.*	10,644
Savings/Loan/Thrifts – 0.5%
2,900	Hudson City Bancorp, Inc.	48,372
Schools – 0.7%
1,500	Apollo Group, Inc. – Class A*	66,390
100	ITT Educational Services, Inc.*	8,263
		74,653
Semiconductor Components/Integrated Circuits – 0.1%
100	Cypress Semiconductor Corp.*	2,475
100	Linear Technology Corp.	3,257
		5,732
Semiconductor Equipment – 0.1%
300	Applied Materials, Inc.	5,727
Soap and Cleaning Preparations – 0.1%
200	Church & Dwight Company, Inc.	11,270
Software Tools – 0.1%
100	VMware, Inc. – Class A*	5,386
Steel – Producers – 0.7%
700	AK Steel Holding Corp.	48,300
100	Nucor Corp.	7,467
400	Steel Dynamics, Inc.	15,628
		71,395
Telecommunication Equipment – 0.1%
100	CommScope, Inc.*	5,277
Telecommunication Equipment – Fiber Optics – 0.1%
100	Ciena Corp.*	2,317
400	Corning, Inc.	9,220
		11,537
Telecommunication Services – 0.1%
100	Amdocs, Ltd. (U.S. Shares)*	2,942
200	NeuStar, Inc. – Class A*	4,312
		7,254
Telephone – Integrated – 0.0%
100	Telephone and Data Systems, Inc.	4,727
Theaters – 0.0%
100	Regal Entertainment Group – Class A	1,528
Therapeutics – 0.3%
600	ImClone Systems, Inc.*	24,276
200	Warner Chilcott, Ltd. – Class A*	3,390
		27,666
Tobacco – 0.6%
600	Altria Group, Inc.	12,336
400	Lorillard, Inc.*	27,664
400	Philip Morris International, Inc.	19,756
		59,756
Transportation – Marine – 0.3%
200	Frontline, Ltd.	13,956
400	Kirby Corp.*	19,200
		33,156
Transportation – Railroad – 0.3%
200	CSX Corp.	12,562
200	Union Pacific Corp.	15,100
		27,662
Transportation – Services – 0.2%
100	C.H. Robinson Worldwide, Inc.	5,484
200	Expeditors International of Washington, Inc.	8,600
100	United Parcel Service, Inc. – Class B	6,147
		20,231
Transportation – Truck – 0.2%
100	Con-Way, Inc.	4,726
300	J.B. Hunt Transport Services, Inc.	9,984
100	Landstar System, Inc.	5,522
		20,232
Veterinary Diagnostics – 0.0%
100	VCA Antech, Inc.*	2,778
Vitamins and Nutrition Products – 0.1%
200	Herbalife, Ltd.	7,750
Water Treatment Systems – 0.0%
100	Nalco Holding Co.	2,115
Web Portals/Internet Service Providers – 1.6%
300	Google, Inc. – Class A*	157,926
200	Yahoo!, Inc.*	4,132
		162,058
Wireless Equipment – 0.2%
400	Crown Castle International Corp.*	15,492
100	QUALCOMM, Inc.	4,437
		19,929

Total Common Stock (cost $9,922,242)		10,071,300

Money Markets – 0.6%
47,591	Janus Institutional Cash Management Fund – Institutional Shares, 2.64%	47,591
15,400	Janus Institutional Money Market Fund – Institutional Shares, 2.63%	15,400

Total Money Markets (cost $62,991)		62,991

Other Securities – 0.9%
30,453	Repurchase Agreements†	30,453
60,723	Time Deposits†	60,723

Total Other Securities (cost $91,176)		91,176

Total Investments (total cost $10,076,409) – 101.4%		10,225,467

Liabilities, net of Cash, Receivables and Other Assets – (1.4)%		(141,599)

Net Assets – 100%		$10,083,868

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	110,850	1.1%
Cayman Islands	116,111	1.1%
Guernsey	2,942	0.0%
Netherlands Antilles	300,804	3.0%
Panama	12,378	0.1%
United States††	9,682,382	94.7%

Total	$10,225,467	100.0%

††	Includes Short-Term Securities and Other Securities (93.2% excluding Short-Term Securities and Other Securities).

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  11

Statement of Assets and Liabilities

Janus Aspen INTECH
As of June 30, 2008 (unaudited)	Risk-Managed Growth
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost(1)	$10,076
Unaffiliated investments at value(1)	$10,162
Affiliated money market investments	63
Cash	2
Receivables:
Investments sold	212
Dividends	13
Interest	–
Non-interested Trustees’ deferred compensation	1
Other assets	–
Total Assets	10,453
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	91
Investments purchased	226
Portfolio shares repurchased	–
Advisory fees	2
Transfer agent fees and expenses	1
Printing and mailing expenses	17
Professional fees	13
Distribution fees – Service Shares	2
Administrative services fees – Service Shares	1
Non-interested Trustees’ deferred compensation fees	1
Accrued expenses and other payables	15
Total Liabilities	369
Net Assets	$10,084
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$10,290
Undistributed net investment income/(loss)*	(13)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(342)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	149
Total Net Assets	$10,084
Net Assets – Service Shares	$10,084
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	995
Net Asset Value Per Share	$10.13

*	See Note 3 in Notes to Financial Statements.

(1)	Investments at cost and value include $88,217 of securities loaned (Note 1).

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2008

Statement of Operations

Janus Aspen INTECH
For the six-month period ended June 30, 2008 (unaudited)	Risk-Managed Growth
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$–
Securities lending income	–
Dividends	61
Dividends from affiliates	1
Foreign tax withheld	–
Total Investment Income	62
Expenses:
Advisory fees	26
Transfer agent fees and expenses	2
Custodian fees	18
Professional fees	18
Non-interested Trustees’ fees and expenses	2
Distribution fees – Service Shares	13
Administrative service fees – Service Shares	5
System fees	8
Legal fees	2
Printing expenses	18
Other expenses	5
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	117
Expense and Fee Offset	–
Net Expenses	117
Less: Excess Expense Reimbursement	(42)
Net Expenses after Expense Reimbursement	75
Net Investment Income/(Loss)	(13)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(327)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,013)
Net Gain/(Loss) on Investments	(1,340)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,353)

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  13

Statements of Changes in Net Assets

	Janus Aspen INTECH
For the six-month period ended June 30, 2008 (unaudited)	Risk-Managed Growth
and for the fiscal year ended December 31, 2007	Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$(13)	$(20)
Net realized gain/(loss) from investment and foreign currency transactions	(327)	1,237
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(1,013)	(185)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,353)	1,032
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	–	–
Net realized gain/(loss) from investment transactions*
Service Shares	(215)	(1,046)
Net Decrease from Dividends and Distributions	(215)	(1,046)
Capital Share Transactions:
Shares sold
Service Shares	1	22
Reinvested dividends and distributions
Service Shares	215	1,046
Shares repurchased
Service Shares	(3)	(24)
Net Increase/(Decrease) from Capital Share Transactions	213	1,044
Net Increase/(Decrease) in Net Assets	(1,355)	1,030
Net Assets:
Beginning of period	11,439	10,409
End of period	$10,084	11,439

Undistributed net investment income/(loss)*	$(13)	–

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

14  Janus Aspen Series  June 30, 2008

Financial Highlights

Service Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen INTECH Risk-Managed Growth Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003(1)

Net Asset Value, Beginning of Period	$11.74	$11.75	$11.55	$12.14	$12.44	$10.00
Income from Investment Operations:
Net investment income/(loss)	(.01)	–	–	–	–	–
Net gain/(loss) on securities (both realized and unrealized)	(1.38)	1.17	.72	.83	1.48	2.54
Total from Investment Operations	(1.39)	1.17	.72	.83	1.48	2.54
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	–	–
Distributions (from capital gains)*	(.22)	(1.18)	(.52)	(1.32)	(1.78)	(.10)
Tax return of capital*	–	–	–	(.10)	–	–
Total Distributions and Other	(.22)	(1.18)	(.52)	(1.42)	(1.78)	(.10)
Net Asset Value, End of Period	$10.13	$11.74	$11.75	$11.55	$12.14	$12.44
Total Return**	(11.84)%	9.88%	6.22%	6.89%	12.00%	25.38%
Net Assets, End of Period (in thousands)	$10,084	$11,439	$10,409	$11,253	$10,532	$9,401
Average Net Assets for the Period (in thousands)	$10,411	$10,970	$10,314	$10,600	$9,724	$8,135
Ratio of Gross Expenses to Average Net Assets***(2)	1.45%	1.45%	1.45%	1.45%	1.43%	1.50%
Ratio of Net Expenses to Average Net Assets***(2)	1.45%	1.45%	1.45%	1.45%	1.42%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.25)%	(0.19)%	(0.21)%	(0.54)%	(0.34)%	(0.67)%
Portfolio Turnover Rate***	98%	134%	120%	126%	110%	65%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Fiscal period from January 2, 2003 (inception date) through December 31, 2003.
(2)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  15

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
#	Loaned security; a portion or all of the security is on loan at June 30, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen INTECH Risk-Managed Growth Portfolio	$10,071,300	$154,167	$–

16  Janus Aspen Series  June 30, 2008

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen INTECH Risk-Managed Growth Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers sixteen Portfolios with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Janus Capital Management LLC (“Janus Capital”) invested initial seed capital in the amount of $10,000 for the Portfolio on December 31, 2002. Janus Capital invested additional seed capital in the amount of $7,490,000 for the Portfolio on January 2, 2003. Janus Capital redeemed $1,500,000 of seed capital on April 11, 2006.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes

Janus Aspen Series  June 30, 2008  17

Notes to Financial Statements (unaudited) (continued)

efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2008, the Portfolio had on loan securities valued as indicated:

Value at
Portfolio	June 30, 2008

Janus Aspen INTECH Risk-Managed Growth Portfolio	$88,217

As of June 30, 2008, the Portfolio received cash collateral for securities lending activity as indicated:

Cash Collateral at
Portfolio	June 30, 2008

Janus Aspen INTECH Risk-Managed Growth Portfolio	$91,176

As of June 30, 2008, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, unless noted in the following tables:

Time Deposits at
Portfolio	June 30, 2008

Janus Aspen INTECH Risk-Managed Growth Portfolio	$60,723

Repurchase Agreements at
Portfolio	June 30, 2008

Janus Aspen INTECH Risk-Managed Growth Portfolio	$30,453

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds.

Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be

18  Janus Aspen Series  June 30, 2008

maintained for a period up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered

Janus Aspen Series  June 30, 2008  19

Notes to Financial Statements (unaudited) (continued)

in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in

20  Janus Aspen Series  June 30, 2008

determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Portfolio intends to avail itself to the fair value option.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.50%.

Janus Capital has agreed until at least May 1, 2009 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed an annual rate of 1.10% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Enhanced Investment Technologies, LLC (“INTECH”) serves as subadviser to the Portfolio. Janus Capital indirectly owns approximately 89.9% of the outstanding voting shares of INTECH. Janus Capital pays INTECH a subadvisory fee at the annual rate of 0.25% of average daily net assets from its management fee for managing the Portfolio.

Effective January 1, 2008, the subadvisory fee rate paid by Janus Capital changed from a fixed rate based on the Portfolio’s annual average daily net assets to a fee equal to 50% of the investment advisory fee rate paid by the Portfolio to Janus Capital.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Capital receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $21,861 was paid by the Trust during the six-month period ended June 30, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees

Janus Aspen Series  June 30, 2008  21

Notes to Financial Statements (unaudited) (continued)

are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2008.

For the six-month period ended June 30, 2008, Janus Capital assumed $39,515 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/08

Janus Aspen INTECH Risk-Managed Growth Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$96,706	$188,115	$828	$47,591
Janus Institutional Money Market Fund – Institutional Shares	261,285	245,885	190	15,400

	$357,991	$434,000	$1,018	$62,991

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

22  Janus Aspen Series  June 30, 2008

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen INTECH Risk-Managed Growth Portfolio	$10,160,655	$865,531	$(800,719)	$64,812

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2008 (unaudited)
and each fiscal year ended December 31

	Service Shares
Portfolio	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(2)

Janus Aspen INTECH Risk-Managed Growth Portfolio	2.25%	2.10%	2.23%	1.68%	1.73%	2.58%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(2)	Fiscal period from January 2, 2003 (inception date) through December 31, 2003.

5.	Capital Share Transactions

	Janus Aspen INTECH
For the six-month period ended June 30, 2008 (unaudited) and	Risk-Managed
the fiscal year ended December 31, 2007	Growth Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Service Shares
Shares sold	–	2
Reinvested dividends and distributions	21	88
Shares repurchased	–	(2)
Net Increase/(Decrease) in Portfolio Shares	21	88
Shares Outstanding, Beginning of Period	974	886
Shares Outstanding, End of Period	995	974

6.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and option contracts) were as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen INTECH Risk-Managed Growth Portfolio	$5,108,047	$5,081,393	$–	$–

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29,

Janus Aspen Series  June 30, 2008  23

Notes to Financial Statements (unaudited) (continued)

2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

8.	Subsequent Event

The Board of the Trustees of Janus Aspen Series approved a plan to liquidate and terminate the Portfolio. Effective August 11, 2008, the Portfolio is no longer offered for sale and will be liquidated.

24  Janus Aspen Series  June 30, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series  June 30, 2008  25

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

26  Janus Aspen Series  June 30, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The

Janus Aspen Series  June 30, 2008  27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

28  Janus Aspen Series  June 30, 2008

Notes

Janus Aspen Series  June 30, 2008  29

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market
Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/08)

C-0708-419	109-24-717 08-08

2008 Semiannual Report
Janus Aspen Series

Janus Aspen International Growth Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Schedule of Investments	16
Notes to Financial Statements	18
Additional Information	28
Explanations of Charts, Tables and Financial Statements	30

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2008. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2008  1

Janus Aspen International Growth Portfolio (unaudited)

Portfolio Snapshot
This growth portfolio invests primarily in companies located outside the U.S. Stocks are selected on their fundamental merits, rather than by geography, economic climate or industry sector.

Brent Lynn
portfolio manager

Janus Aspen International Growth Portfolio’s Institutional Shares, Service Shares and Service II Shares returned -12.75%, -12.86% and -12.86%, respectively, over the six-month period ended June 30, 2008. The Portfolio’s primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE® Index returned -10.96%, and its secondary benchmark, the MSCI All Country World ex-U.S. IndexSM, returned -10.16% during the period. The market environment has been extremely difficult, and I am certainly not pleased with the performance of the Portfolio during this six-month period. However, I continue to believe that taking a long-term investment approach is the best way to attempt to generate strong long-term returns for our shareholders.

Economic Overview

With nervousness over a U.S.-led global economic slowdown and continued problems in the credit markets, non-U.S. markets began 2008 suffering their worst quarterly decline since 2002. World markets essentially followed U.S. stocks lower during the first six months of the year, finishing near the lows of the period set in March.

Despite strengthening late in the period, the U.S. dollar was modestly lower. Financials and consumer discretionary stocks were among the weakest performing sectors as more write-downs related to mortgage-backed securities surfaced. Telecommunication services and industrials were also weak sectors. Meanwhile, energy and materials stocks were among the top sectors with utilities and consumer staples among the outperforming groups.

Stocks That Hindered Performance

India-based Reliance Industries fell in line with weakness in the Indian equity market during the period and was the largest detractor from performance. I continued to be optimistic about the long-term prospects in the business, including the opportunities in refining, retail, and offshore oil and gas, and I added to the position during the period.

Li & Fung was another detractor from performance during period, falling over 24%. The company has been the dominant global leader in product sourcing and logistics for Western retailers. Economic weakness in the U.S. and concerns about the global retail environment weighed on the stock. I believe that the valuation for Li & Fung did not reflect the company’s long-term growth opportunities and I added to the position during the period.

Arcandor fell amid concerns over the impact of a consumer slowdown in the company’s travel, retail, and mail order businesses. I think that difficult business conditions will be partially offset by the benefits of consolidation in Arcandor’s industries. I believe that the company’s valuation does not reflect the franchise value and earnings power in its businesses and I held onto the position during the period.

Stocks That Aided Performance

The top three contributors to Portfolio performance during the period were agriculture companies K+S, Potash Corporation of Saskatchewan and Chaoda Modern Agriculture Holdings. German-based K+S, a leading European supplier of fertilizers and Potash Corporation, the world’s leading fertilizer company continued to benefit from sharp price increases in potash and other fertilizers. Although I continue to think prospects for both companies look extremely positive, I sold both positions as they approached our valuation targets and to make room to buy other stocks that I believe have underperformed in this environment. Chinese vegetable producer Chaoda performed well as the company continued to successfully acquire land and grow its vegetable production base.

Outlook

During the period, in anticipation of changes in various foreign currencies, I hedged a portion of the Portfolio’s foreign currency exposure. I may continue to hedge foreign currencies by using forward currency contracts to buy and/or sell currencies in order to fix the rate at which I can exchange the currency on a future date. Please see the “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

In a volatile market environment, the conviction to hold onto existing positions or buy new ones is critical. My conviction comes from the tremendous in-depth research our analyst team conducts on a daily basis.

The markets have been very difficult over the past six months and they may remain difficult for some time. However, these

2  Janus Aspen Series  June 30, 2008

(unaudited)

tough markets sometimes present opportunities to buy great companies at very attractive valuations. On a long-term basis, I remain optimistic about the growth prospects for our companies. Throughout these turbulent markets, I have not changed my investment approach. I believe the best way to generate solid long-term returns is to make high-conviction, long-term investments in world class companies with exciting growth prospects trading at low valuations. As manager of the Portfolio, my sole focus is to deliver strong, long-term performance for you. I will perform this job to the best of my ability.

Thank you for your continued investment in Janus Aspen International Growth Portfolio.

Janus Aspen Series  June 30, 2008  3

Janus Aspen International Growth Portfolio (unaudited)

Janus Aspen International Growth Portfolio At A Glance

5 Top Performers – Holdings

Contribution

K+S A.G.	1.49%
Potash Corporation of Saskatchewan, Inc.	1.12%
Chaoda Modern Agriculture Holdings, Ltd.	0.60%
Petroleo Brasileiro S.A. (ADR)	0.45%
Taiwan Semiconductor Manufacturing Company, Ltd.	0.32%

5 Bottom Performers – Holdings

Contribution

Reliance Industries, Ltd.	–1.38%
Li & Fung, Ltd.	–1.27%
Arcandor A.G.	–1.11%
Esprit Holdings, Ltd.	–0.76%
Hang Lung Properties, Ltd.	–0.72%

5 Top Performers – Sectors

		Portfolio Weighting	Morgan Stanley
	Portfolio Contribution	(% of Equities)	Capital International EAFE® Index Weighting

Materials	2.60%	4.19%	10.85%
Consumer Staples	0.30%	11.24%	8.51%
Other*	0.05%	0.15%	0.00%
Utilities	–0.01%	0.17%	6.07%
Health Care	–0.12%	0.33%	6.46%

5 Bottom Performers – Sectors

		Portfolio Weighting	Morgan Stanley
	Portfolio Contribution	(% of Equities)	Capital International EAFE® Index Weighting

Consumer Discretionary	–5.57%	23.08%	10.41%
Financials	–4.92%	20.99%	26.25%
Information Technology	–2.38%	19.54%	5.28%
Industrials	–2.11%	9.52%	12.09%
Energy	–0.32%	9.91%	8.14%

*	Industry not classified by Global Industry Classification Standard.

4  Janus Aspen Series  June 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2008

Li & Fung, Ltd. Distribution/Wholesale	5.2%
Reliance Industries, Ltd. Oil Refining and Marketing	4.3%
Telefonaktiebolaget L.M. Ericsson – Class B Wireless Equipment	3.2%
Taiwan Semiconductor Manufacturing Company, Ltd. Semiconductor Components/Integrated Circuits	3.1%
Petroleo Brasileiro S.A. (ADR) Oil Companies – Integrated	3.1%

18.9%

Asset Allocation – (% of Net Assets)
As of June 30, 2008

Emerging markets comprised 29.3% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2008

As of December 31, 2007

Janus Aspen Series  June 30, 2008  5

Janus Aspen International Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2008						Expense Ratios – for the fiscal year ended December 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen International Growth Portfolio(1)

Institutional Shares	–12.75%	–1.86%	26.84%	11.37%	14.56%	0.70%

Service Shares	–12.86%	–2.09%	26.53%	10.94%	14.48%	0.95%

Service II Shares	–12.86%	–2.05%	26.58%	11.00%	14.53%	0.95%

Morgan Stanley Capital International EAFE® Index	–10.96%	–10.61%	16.67%	5.83%	6.53%

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	–10.16%	–6.64%	18.94%	N/A	N/A**

Lipper Quartile – Institutional Shares	–	1st	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity International Funds	–	19/247	1/194	5/93	1/36

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

6  Janus Aspen Series  June 30, 2008

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Janus Aspen International Growth Portfolio held approximately 13.88% of its assets in Brazilian securities as of June 30, 2008 and the Portfolio has experienced significant gains due, in part, to its investments in Brazil. While holdings are subject to change without notice, the Portfolio’s returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in Brazil.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expense of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 1994 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

(1) The Portfolio is closed to new insurance companies and qualified plans.

*	The Portfolio’s inception date – May 2, 1994

**	Since inception return is not shown for the index because the index’s inception date, December 31, 1998, differs significantly from the Portfolio’s inception date.

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$872.50	$3.21

Hypothetical (5% return before expenses)	$1,000.00	$1,021.43	$3.47

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$871.40	$4.37

Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$871.40	$4.37

Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.72

†	Expenses are equal to the annualized expense ratio of 0.69% for Institutional Shares, 0.94% for Service Shares and 0.94% for Service II Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Aspen Series  June 30, 2008  7

Janus Aspen International Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Common Stock – 97.2%
Aerospace and Defense – 1.1%
1,055,255	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	$27,964,258
Agricultural Operations – 6.0%
1,300,000	BrasilAgro – Companhia Brasileira de Propriedades Agricolas*	10,553,476
738,150	Bunge, Ltd.#	79,491,373
47,102,584	Chaoda Modern Agriculture Holdings, Ltd.	59,250,440
6,624,025	China Green Holdings, Ltd.	7,873,226
		157,168,515
Airlines – 1.9%
1,248,140	Continental Airlines, Inc. – Class B*	12,618,695
919,955	Ryanair Holdings PLC (ADR)*,**,#	26,375,111
2,085,370	UAL Corp.*,#	10,885,631
		49,879,437
Apparel Manufacturers – 2.1%
5,234,400	Esprit Holdings, Ltd.	54,484,074
Audio and Video Products – 1.4%
835,800	Sony Corp.	35,915,401
Batteries and Battery Systems – 0.4%
8,850,200	BYD Company, Ltd.	11,411,968
Beverages – Wine and Spirits – 1.0%
4,687,108	C&C Group PLC**	25,903,090
Building – Residential and Commercial – 2.2%
1,573,740	Brascan Residential Properties S.A.	8,435,309
659,075	Gafisa S.A.	11,375,274
1,210,300	MRV Engenharia e Participacoes S.A.	26,809,966
1,332,600	Rossi Residencial S.A.	9,978,285
		56,598,834
Casino Hotels – 1.9%
4,065,334	Crown, Ltd.	36,138,942
1,498,450	Melco PBL Entertainment (Macau), Ltd. (ADR)*,#	13,965,554
		50,104,496
Commercial Banks – 3.4%
4,857,459	Anglo Irish Bank Corporation PLC**	45,054,859
716,965	Banca Generali S.P.A.**,#	5,411,763
8,536,300	Banco de Oro	8,165,715
166,780	Banco de Oro-EPCI, Inc. (GDR) (144A)	3,189,591
238,222	Julius Baer Holding, Ltd.	15,948,238
1,228,014	Punjab National Bank, Ltd.	10,658,764
		88,428,930
Commercial Services – 0.5%
2,262,000	Park24 Company, Ltd.*,#	13,689,022
Computers – 0.2%
1,216,700	Foxconn Technology Company, Ltd.	5,595,092
Computers – Other – 0.2%
66,697,453	A-Max Holdings, Ltd.*,£	4,424,051
Computers – Peripheral Equipment – 0.7%
678,301	Logitech International S.A.*	18,085,588
Cosmetics and Toiletries – 0.7%
90,414	LG Household & Health Care, Ltd.	17,731,432
Dental Supplies and Equipment – 0.2%
263,828	Osstem Implant Company, Ltd.*	4,221,211
Diagnostic Kits – 0.3%
15,198,335	Trinity, Ltd.oo,§	6,919,852
Distribution/Wholesale – 5.2%
44,776,970	Li & Fung, Ltd.	134,657,414
Diversified Financial Services – 0.8%
932,218	Reliance Capital, Ltd.	19,574,419
Diversified Operations – 3.5%
1,324,985	Max India, Ltd.*	4,833,620
22,306,465	Melco International Development, Ltd.*	21,408,691
226,066	Orascom Development Holdings*	26,340,795
33,571,753	Polytec Asset Holdings, Ltd.	8,837,927
260,925	Siemens A.G.**	28,727,033
		90,148,066
Electric – Distribution – 0.3%
865,055	Equatorial Energia S.A.	8,555,548
Electric Products – Miscellaneous – 1.6%
2,561,000	Sharp Corp.	41,793,321
Electronic Components – Miscellaneous – 2.0%
10,673,000	Hon Hai Precision Industry Company, Ltd.	52,496,573
Electronic Components – Semiconductors – 1.6%
25,196,171	ARM Holdings PLC	42,441,229
Electronic Connectors – 1.1%
292,900	Hirose Electric Company, Ltd.#	29,358,486
Energy – Alternate Sources – 3.4%
453,720	SunPower Corp. – Class A*,#	32,658,766
1,492,515	Suntech Power Holdings Company, Ltd. (ADR)*,#	55,909,612
		88,568,378
Finance – Mortgage Loan Banker – 0.5%
286,278	Housing Development Finance Corporation, Ltd.	13,079,147
231,390	Star Asia Financial, Ltd. (U.S. Shares) (144A)oo,§	439,641
		13,518,788
Finance – Other Services – 1.8%
7,223,868	IG Group Holdings PLC	47,171,480
Food – Miscellaneous/Diversified – 0.3%
5,710,000	FU JI Food & Catering Services	8,870,046
Gambling – Non-Hotel – 0.1%
360,800	Great Canadian Gaming Corp.*	3,213,718
Hotels and Motels – 0.3%
1,291,500	Kingdom Hotel Investments (GDR)*	8,265,600
Insurance Brokers – 0.3%
429,254	Eurodekania, Ltd.*,oo,§	6,757,777
Internet Connectivity Services – 0.7%
310,100	NDS Group PLC (ADR)*	18,357,920
Investment Companies – 0.5%
2,460,276	SM Investments Corp.	13,414,051
Investment Management and Advisory Services – 0.3%
1,875,195	Bluebay Asset Management	8,377,944
Medical Labs and Testing Services – 0.2%
250,455	Diagnosticos da America	6,454,381
Mining Services – 0.1%
71,952	New World Resources N.V.*,**	2,550,727

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Multi-Line Insurance – 1.3%
1,321,575	American International Group, Inc.	$34,968,875
Oil Companies – Exploration and Production – 2.6%
629,051	Niko Resources, Ltd.	60,313,365
9,200	OGX Petroleo e Gas Participacoes*	7,290,653
		67,604,018
Oil Companies – Integrated – 4.4%
273,440	Hess Corp.	34,505,394
1,130,450	Petroleo Brasileiro S.A. (ADR)	80,069,773
		114,575,167
Oil Field Machinery and Equipment – 1.3%
1,354,596	Wellstream Holdings PLC*	35,005,069
Oil Refining and Marketing – 4.3%
2,285,225	Reliance Industries, Ltd.	111,328,439
Public Thoroughfares – 1.3%
1,194,953	Companhia de Concessoes Rodoviarias	23,629,141
631,460	Obrascon Huarte Lain Brasil S.A.	10,520,393
		34,149,534
Real Estate Management/Services – 5.3%
561,700	Daito Trust Construction Company, Ltd.	27,209,662
700,658	IVG Immobilien A.G.**	13,801,119
137,295	Jones Lang LaSalle, Inc.	8,263,786
3,462,000	Mitsubishi Estate Company, Ltd.	79,053,252
79,112	Orco Property Group**,#	4,613,216
695,800	Sao Carlos Empreendimentos e Participacoes S.A.	5,639,861
		138,580,896
Real Estate Operating/Development – 8.2%
1,052,435	Ablon Group	3,196,438
42,731,286	Ayala Land, Inc.	9,128,198
2,856,000	CapitaLand, Ltd.	11,998,736
44,672,000	China Overseas Land & Investment, Ltd.	70,703,526
3,094,500	Cyrela Brazil Realty S.A.	42,750,673
970,360	Cyrela Commercial Properties S.A. Empreendimentos e Participacoes*	6,509,029
16,365,000	Hang Lung Properties, Ltd.	52,345,279
313,935	Iguatemi Empresa de Shopping Centers S.A.	4,170,521
560,905	PDG Realty S.A. Empreendimentos e Participacoes	8,011,429
518,950	Rodobens Negocios Imobiliarios S.A.	6,411,587
		215,225,416
Retail – Consumer Electronics – 1.0%
372,610	Yamada Denki Company, Ltd.	26,493,007
Retail – Major Department Stores – 1.2%
2,688,999	Arcandor A.G.*,**	31,012,439
Semiconductor Components/Integrated Circuits – 3.5%
2,141,735	Actions Semiconductor Company, Ltd. (ADR)*	7,388,986
37,925,437	Taiwan Semiconductor Manufacturing Company, Ltd.	81,117,835
687,260	Vimicro International Corp. (ADR)*	1,951,818
		90,458,639
Semiconductor Equipment – 3.2%
2,422,376	ASML Holding N.V.**	58,991,933
610,190	KLA-Tencor Corp.	24,840,835
		83,832,768
Sugar – 3.4%
2,202,743	Bajaj Hindusthan, Ltd.	8,564,185
426,300	Bajaj Hindusthan, Ltd. (GDR) (144A)	1,657,198
4,484,380	Balrampur Chini Mills, Ltd.*	8,269,077
3,032,876	Cosan, Ltd. – Class A (ADR)*	38,365,882
1,570,503	Cosan S.A. Industria e Comercio	27,145,222
1,888,690	Shree Renuka Sugars, Ltd.	4,330,827
		88,332,391
Telecommunication Services – 3.0%
2,278,505	Amdocs, Ltd. (U.S. Shares)*	67,033,617
1,134,548	Reliance Communications, Ltd.	11,681,453
		78,715,070
Travel Services – 1.1%
6,072,249	Thomas Cook Group PLC.	28,260,393
Warehousing and Harbor Transport Services – 0.1%
3,332,466	DP World, Ltd.	2,865,921
Wireless Equipment – 3.2%
8,095,363	Telefonaktiebolaget L.M. Ericsson – Class B	83,564,201

Total Common Stock (cost $2,358,392,799)		2,538,043,360

Preferred Stock – 1.2%
Investment Companies – 1.2%
1,099,450	Bradespar S.A. (cost $3,991,814)	30,069,196

Money Markets – 1.7%
44,528,574	Janus Institutional Cash Management Fund – Institutional Shares, 2.64%	44,528,574
835,030	Janus Institutional Money Market Fund – Institutional Shares, 2.63%	835,030

Total Money Markets (cost $45,363,604)		45,363,604

Other Securities – 7.3%
3,369,879	Allianz Dresdner Daily Asset Fund†	3,369,879
62,230,981	Repurchase Agreements†	62,230,981
124,092,691	Time Deposits†	124,092,691

Total Other Securities (cost $189,693,551)		189,693,551

Total Investments (total cost $2,597,441,768) – 107.4%		2,803,169,711

Liabilities, net of Cash, Receivables and Other Assets – (7.4)%		(193,119,015)

Net Assets – 100%		$2,610,050,696

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  9

Janus Aspen International Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$36,138,942	1.3%
Bermuda	319,296,019	11.4%
Brazil	362,343,975	12.9%
Canada	63,527,083	2.3%
Cayman Islands	164,439,984	5.9%
China	11,411,968	0.4%
Germany	73,540,592	2.6%
Guernsey	70,669,696	2.5%
Hong Kong	151,377,349	5.4%
India	193,977,129	6.9%
Ireland	97,333,059	3.5%
Italy	5,411,763	0.2%
Japan	253,512,151	9.0%
Luxembourg	4,613,216	0.2%
Netherlands	61,542,661	2.2%
Philippines	33,897,554	1.2%
Singapore	11,998,736	0.4%
South Korea	21,952,643	0.8%
Sweden	83,564,202	3.0%
Switzerland	60,374,621	2.2%
Taiwan	139,209,500	5.0%
United Arab Emirates	2,865,921	0.1%
United Kingdom	186,371,811	6.6%
United States††	393,799,136	14.0%

Total	$2,803,169,711	100.0%

††	Includes Short-Term Securities and Other Securities (5.7% excluding Short-Term Securities and Other Securities)

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value in U.S. $	Gain/(Loss)

Euro 10/16/08	147,000,000	$230,148,811	$781,445

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  June 30, 2008

Statement of Assets and Liabilities

As of June 30, 2008 (unaudited)	Janus Aspen International
(all numbers in thousands except net asset value per share)	Growth Portfolio

Assets:
Investments at cost(1)	$2,597,442
Unaffiliated Investments at value(1)	$2,757,806
Affiliated money market investments	45,364
Cash	1,678
Cash denominated in foreign currency (cost $9,411)	9,405
Receivables:
Investments sold	307
Portfolio shares sold	2,582
Dividends	2,826
Interest	209
Non-interested Trustees’ deferred compensation	49
Other assets	12
Forward currency contracts	781
Total Assets	2,821,019
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	189,694
Investments purchased	15,538
Portfolio shares repurchased	2,342
Dividends and distributions	–
Advisory fees	1,470
Distribution Fees – Service Shares	306
Distribution Fees – Service II Shares	92
Transfer agent fees and expenses	–
Non-interested Trustees’ fees and expenses	13
Non-interested Trustees’ deferred compensation fees	49
Foreign tax liability	967
Accrued expenses and other payables	497
Total Liabilities	210,968
Net Assets	$2,610,051
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,164,117
Undistributed net investment income/(loss)*	(22,643)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	263,169
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(2)	205,408
Total Net Assets	$2,610,051
Net Assets – Institutional Shares	$806,691
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	16,739
Net Asset Value Per Share	$48.19
Net Assets – Service Shares	$1,393,773
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	29,353
Net Asset Value Per Share	$47.48
Net Assets – Service II Shares	$409,587
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	8,583
Net Asset Value Per Share	$47.72

*	See Note 3 in Notes to Financial Statements.

(1)	Investments at cost and value include $183,187,214 of securities loaned (Note 1).
(2)	Net of foreign taxes on investments of $967,255

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  11

Statement of Operations

For the six-month period ended June 30, 2008 (unaudited)	Janus Aspen International
(all numbers in thousands)	Growth Portfolio

Investment Income:
Interest	$8
Securities lending income	1,200
Dividends	25,358
Dividends from affiliates	832
Foreign tax withheld	(1,963)
Total Investment Income	25,435
Expenses:
Advisory fees	8,972
Transfer agent fees and expenses	4
Non-interested Trustees’ fees and expenses	35
Distribution Fees – Service Shares	1,843
Distribution Fees – Service II Shares	549
Other expenses	679
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	12,082
Expense and Fee Offset	(3)
Net Expenses	12,079
Net Investment Income/(Loss)	13,356
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	262,153
Net realized gain/(loss) from options contracts	8,460
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation(1)	(666,626)
Payment from affiliate (Note 2)	6
Net Gain/(Loss) on Investments	(396,007)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(382,651)

(1)	Net of foreign taxes on investments of $967,255

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2008

Statements of Changes in Net Assets

For the six-month period ended June 30, 2008 (unaudited)
and for the fiscal year ended December 31, 2007	Janus Aspen International Growth Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$13,356	$13,775
Net realized gain/(loss) from investment and foreign currency transactions	262,153	501,878
Net realized gain/(loss) from options contracts	8,460	(3,924)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(666,626)	129,753
Payment from affiliate (Note 2)	6	1
Net Increase/(Decrease) in Net Assets Resulting from Operations	(382,651)	641,483
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(8,908)	(5,732)
Service Shares	(14,079)	(6,080)
Service II Shares	(4,142)	(1,670)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(116,712)	–
Service Shares	(203,366)	–
Service II Shares	(59,910)
Net (Decrease) from Dividends and Distributions	(407,117)	(13,482)
Capital Share Transactions:
Shares sold
Institutional Shares	51,470	142,916
Service Shares	150,472	342,951
Service II Shares	80,029	136,029
Redemption fees
Service II Shares	80	151
Reinvested dividends and distributions
Institutional Shares	125,620	5,732
Service Shares	217,445	6,080
Service II Shares	64,052	1,670
Shares repurchased
Institutional Shares	(109,606)	(226,668)
Service Shares	(108,441)	(193,009)
Service II Shares	(47,425)	(89,116)
Net Increase/(Decrease) from Capital Share Transactions	423,696	126,736
Net Increase/(Decrease) in Net Assets	(366,072)	754,737
Net Assets:
Beginning of period	2,976,123	2,221,386
End of period	$2,610,051	$2,976,123

Undistributed net investment income/(loss)*	$(22,643)	$(8,870)

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  13

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen International Growth Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$65.36	$51.21	$35.54	$27.19	$23.06	$17.30
Income from Investment Operations:
Net investment income/(loss)	.40	.50	.56	.41	.30	.24
Net gains/(losses) on securities (both realized and unrealized)	(8.70)	14.02	15.97	8.30	4.05	5.75
Total from Investment Operations	(8.30)	14.52	16.53	8.71	4.35	5.99
Less Distributions and Other:
Dividends (from net investment income)*	(.63)	(.37)	(.86)	(.36)	(.22)	(.23)
Distributions (from capital gains)*	(8.24)	–	–	–	–	–
Payment from affiliate	–	–(1)	–(1)	–	–(1)	–
Total Distributions and Other	(8.87)	(.37)	(.86)	(.36)	(.22)	(.23)
Net Asset Value, End of Period	$48.19	$65.36	$51.21	$35.54	$27.19	$23.06
Total Return**	(12.75)%	28.41%(2)	46.98%(2)	32.28%	18.99%(2)	34.91%
Net Assets, End of Period (in thousands)	$806,691	$987,570	$844,734	$549,948	$465,055	$637,918
Average Net Assets for the Period (in thousands)	$903,389	$915,608	$691,150	$473,781	$556,677	$595,791
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.69%	0.70%	0.71%	0.70%	0.69%	0.76%
Ratio of Net Expenses to Average Net Assets***(4)	0.69%	0.70%	0.71%	0.70%	0.68%	0.76%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.12%	0.70%	1.79%	1.05%	1.02%	1.26%
Portfolio Turnover Rate***	49%	59%	60%	57%	65%	123%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen International Growth Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$64.56	$50.62	$35.17	$26.94	$22.89	$17.18
Income from Investment Operations:
Net investment income/(loss)	.35	.38	.46	.31	.20	.18
Net gains/(losses) on securities (both realized and unrealized)	(8.62)	13.82	15.79	8.24	4.05	5.71
Total from Investment Operations	(8.27)	14.20	16.25	8.55	4.25	5.89
Less Distributions and Other:
Dividends (from net investment income)*	(.57)	(.26)	(.80)	(.32)	(.20)	(.18)
Distributions (from capital gains)*	(8.24)	–	–	–	–	–
Payment from affiliate	–(1)	–	–(1)	–(1)	–(1)	–
Total Distributions and Other	(8.81)	(.26)	(.80)	(.32)	(.20)	(.18)
Net Asset Value, End of Period	$47.48	$64.56	$50.62	$35.17	$26.94	$22.89
Total Return**	(12.86)%(2)	28.09%	46.66%(2)	31.94%(2)	18.69%(2)	34.53%
Net Assets, End of Period (in thousands)	$1,393,773	$1,549,980	$1,072,922	$635,357	$498,735	$457,965
Average Net Assets for the Period (in thousands)	$1,482,101	$1,326,458	$826,815	$523,662	$457,088	$391,922
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.94%	0.95%	0.96%	0.95%	0.94%	1.01%
Ratio of Net Expenses to Average Net Assets***(4)	0.94%	0.95%	0.96%	0.95%	0.93%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.87%	0.44%	1.49%	0.78%	0.77%	0.99%
Portfolio Turnover Rate***	49%	59%	60%	57%	65%	123%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	During the fiscal year or period ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	See “Explanation of Charts, Tables, and Financial Statements”

See Notes to Financial Statements.

14  Janus Aspen Series  June 30, 2008

Service II Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen International Growth Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$64.83	$50.80	$35.38	$27.11	$23.02	$17.27
Income from Investment Operations:
Net investment income/(loss)	.39	.38	.49	.30	.20	.17
Net gains/(losses) on securities (both realized and unrealized)	(8.70)	13.89	15.85	8.31	4.08	5.75
Total from Investment Operations	(8.31)	14.27	16.34	8.61	4.28	5.92
Less Distributions and Other:
Dividends (from net investment income)*	(.57)	(.26)	(.94)	(.34)	(.20)	(.18)
Distributions (from capital gains)*	(8.24)	–	–	–	–	–
Redemption fees	.01	.02	.02	–(1)	.01	.01
Payment from affiliate	–	–(2)	–(2)	–(2)	–(2)	–
Total Distributions and Other	(8.80)	(.24)	(.92)	(.34)	(.19)	(.17)
Net Asset Value, End of Period	$47.72	$64.83	$50.80	$35.38	$27.11	$23.02
Total Return**	(12.86)%	28.17%(3)	46.70%(3)	31.97%(3)	18.75%(3)	34.55%
Net Assets, End of Period (in thousands)	$409,587	$438,573	$303,730	$113,120	$72,194	$60,206
Average Net Assets for the Period (in thousands)	$441,860	$363,622	$186,734	$82,746	$63,943	$47,299
Ratio of Gross Expenses to Average Net Assets***(4)(5)	0.94%	0.95%	0.96%	0.95%	0.94%	1.01%
Ratio of Net Expenses to Average Net Assets***(5)	0.94%	0.95%	0.95%	0.95%	0.93%	1.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.87%	0.42%	1.26%	0.78%	0.79%	0.98%
Portfolio Turnover Rate***	49%	59%	60%	57%	65%	123%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Redemption fees aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3)	During the fiscal year or period ended, Janus Capital and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(5)	See “Explanation of Charts, Tables, and Financial Statements”

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  15

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity International Funds	Funds that invest their assets in securities with primary trading markets outside of the United States.

Morgan Stanley Capital International All Country World ex-U.S. IndexSM	Is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

Morgan Stanley Capital International EAFE® Index	Is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales and/or securities with extended settlement dates.
#	Loaned security; a portion or all of the security is on loan at June 30, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

oo Schedule of Fair Valued Securities (as of June 30, 2008)

		Value as a
	Value	% of Net Assets

Janus Aspen International Growth Portfolio
Eurodekania, Ltd.	$6,757,777	0.3%
Star Asia Financial, Ltd. (U.S. Shares) (144A)	439,641	0.0%
Trinity, Ltd.	6,919,852	0.3%

	$14,117,270	0.6%

Securities are valued at “fair value” pursuant to procedures adopted by the Portfolios’ trustees. The Schedule of Fair Valued Securities does not include international equity securities fair valued pursuant to a systematic fair valuation model.

§ Schedule of Restricted and Illiquid Securities (as of June 30, 2008)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Aspen International Growth Portfolio
Eurodekania, Ltd.oo	3/8/07	$5,628,245	$6,757,777	0.3%
Star Asia Financial, Ltd. (144A)oo	2/22/07-6/22/07	2,399,730	439,641	0.0%
Trinity, Ltd.oo	11/14/07	6,995,780	6,919,852	0.3%

		$15,023,755	$14,117,270	0.6%

The Portfolio has registration rights for certain restricted securities held as of June 30, 2008. The issuer incurs all registration costs.

16  Janus Aspen Series  June 30, 2008

£	The Investment Company Act of 1940, as amended, defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities at any time during the six-month period ended June 30, 2008.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 6/30/08

Janus Aspen International Growth Portfolio
A-Max Holdings, Ltd.*(1)	–	$–	50,335,000	$848,328	$(148,101)	$–	$4,424,051

(1)	Shares held adjusted for 1:10 Reverse Stock Split on 4/8/08.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen International Growth Portfolio	$2,540,882,897	$255,366,962	$6,919,852

Other Financial Instruments(a):
Janus Aspen International Growth Portfolio	781,445	Ï –	Ï –

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Level 3 Valuation Reconciliation of Assets (as of the fiscal period ended June 30, 2008)

Change in
		Accrued		Unrealized	Net	Transfers In
	Balance as of	Discounts/	Realized	Appreciation/	Purchases/	and/or Out of	Balance as of
	December 31, 2007	Premiums	Gain/(Loss)	(Depreciation)(a)	(Sales)	Level 3	June 30, 2008

Investments in Securities:
Janus Aspen International Growth Portfolio	$6,919,941	$–	$–	$(89)	$–	$–	$6,919,852

(a)	Included in “Change in unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustee’s deferred compensation” on the Statement of Operations.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales and/or securities with extended settlement dates as of June 30, 2008 is noted below.

Portfolio	Aggregate Value

Janus Aspen International Growth Portfolio	$222,566,080

Janus Aspen Series  June 30, 2008  17

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen International Growth Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers sixteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

18  Janus Aspen Series  June 30, 2008

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2008, the Portfolio had on loan securities valued as indicated:

Value at
Portfolio	June 30, 2008

Janus Aspen International Growth Portfolio	$183,187,214

As of June 30, 2008, the Portfolio received cash collateral for securities lending activity as indicated:

Cash Collateral at
Portfolio	June 30, 2008

Janus Aspen International Growth Portfolio	$189,693,551

As of June 30, 2008, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, unless noted in the following tables:

Time Deposits at
Portfolio	June 30, 2008

Janus Aspen International Growth Portfolio	$124,092,691

Repurchase Agreements at
Portfolio	June 30, 2008

Janus Aspen International Growth Portfolio	$62,230,981

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds.

Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or

Janus Aspen Series  June 30, 2008  19

Notes to Financial Statements (unaudited) (continued)

exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may enter into swap agreements to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

20  Janus Aspen Series  June 30, 2008

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a

Janus Aspen Series  June 30, 2008  21

Notes to Financial Statements (unaudited) (continued)

single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1 – quoted prices in active markets for identical securities; Level 2 – other significant observable

22  Janus Aspen Series  June 30, 2008

inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Portfolio intends to avail itself to the fair value option.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $21,861 was paid by the Trust during the six-month period ended June 30, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2008.

Janus Aspen Series  June 30, 2008  23

Notes to Financial Statements (unaudited) (continued)

During the fiscal year ended December 31, 2007, Janus Capital reimbursed the Portfolio as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below. Reimbursements are included in “Payment from affiliate” on the Statements of Changes in Net Assets.

For the fiscal year ended December 31, 2007

Portfolio

Janus Aspen International Growth Portfolio – Institutional Shares	$99

During the six-month period ended June 30, 2008 and the fiscal year ended December 31, 2007, Janus Services reimbursed the Portfolio as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below. Reimbursements are included in “Payment from affiliate” on the Statements of Changes in Net Assets.

For the six-month period ended June 30, 2008

Portfolio

Janus Aspen International Growth Portfolio – Service Shares	$5,737

For the fiscal year ended December 31, 2007

Portfolio

Janus Aspen International Growth Portfolio – Service II Shares	$931

For the six-month period ended June 30, 2008, Janus Capital assumed $39,515 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs’’ and “Costs assumed by Janus Capital’’ are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees for the six-month period ended June 30, 2008 were $80,238 for the Portfolio.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in ‘‘Expense and Fee Offset’’ on the Statement of Operations. The transfer agent fee offsets received during the period reduce ‘‘Transfer agent fees and expenses’’. Custodian offsets received reduce ‘‘Custodian fees’’. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/08

Janus Aspen International Growth Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$158,827,300	$124,331,712	$558,283	$44,528,574
Janus Institutional Money Market Fund – Institutional Shares	238,766,568	238,571,538	273,799	835,030

	$397,593,868	$362,903,250	$832,082	$45,363,604

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2008 are noted below.

24  Janus Aspen Series  June 30, 2008

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals and passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen International Growth Portfolio	$2,628,015,573	$554,542,150	$(379,388,012)	$175,154,138

Net capital loss carryovers as of December 31, 2007 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2007

Portfolio	December 31, 2009	December 31, 2010	Accumulated Capital Losses

Janus Aspen International Growth Portfolio(1)	$(266,174)	$(133,087)	$(399,261)

(1)	Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2007, the following capital loss carryovers were utilized by the Portfolio as indicated in the table below.

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen International Growth Portfolio	$113,875,007

4.	Capital Share Transactions

For the six-month period ended June 30, 2008 (unaudited) and the	Janus Aspen International Growth Portfolio
fiscal year ended December 31, 2007 (all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	829	2,511
Reinvested dividends and distributions	2,596	95
Shares repurchased	(1,795)	(3,993)
Net Increase/(Decrease) in Portfolio Shares	1,630	(1,387)
Shares Outstanding, Beginning of Period	15,109	16,496
Shares Outstanding, End of Period	16,739	15,109
Transactions in Portfolio Shares – Service Shares
Shares sold	2,577	6,033
Reinvested dividends and distributions	4,561	102
Shares repurchased	(1,792)	(3,325)
Net Increase/(Decrease) in Portfolio Shares	5,346	2,810
Shares Outstanding, Beginning of Period	24,007	21,197
Shares Outstanding, End of Period	29,353	24,007
Transactions in Portfolio Shares – Service II Shares
Shares sold	1,272	2,377
Reinvested dividends and distributions	1,337	28
Shares repurchased	(791)	(1,619)
Net Increase/(Decrease) in Portfolio Shares	1,818	786
Shares Outstanding, Beginning of Period	6,765	5,979
Shares Outstanding, End of Period	8,583	6,765

Janus Aspen Series  June 30, 2008  25

Notes to Financial Statements (unaudited) (continued)

5.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and option contracts) were as follows:

Proceeds from
			Purchases of	Sales of
		Proceeds from	Long-Term	Long-Term
	Purchases of	Sales of	U.S. Government	U.S. Government
Portfolio	Securities	Securities	Obligations	Obligations

Janus Aspen International Growth Portfolio	$686,126,393	$675,578,467	$–	$–

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their

26  Janus Aspen Series  June 30, 2008

subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  June 30, 2008  27

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

28  Janus Aspen Series  June 30, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Aspen Series  June 30, 2008  29

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

30  Janus Aspen Series  June 30, 2008

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series  June 30, 2008  31

Notes

32  Janus Aspen Series  June 30, 2008

Notes

Janus Aspen Series  June 30, 2008  33

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market
Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/08)

C-0708-419	109-24-707 08-08

2008 Semiannual Report
Janus Aspen Series

Janus Aspen Large Cap Growth Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Schedule of Investments	15
Notes to Financial Statements	16
Additional Information	26
Explanations of Charts, Tables and Financial Statements	27

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was June 30, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2008  1

Janus Aspen Large Cap Growth Portfolio (unaudited)

Portfolio Snapshot
This portfolio invests primarily in common stocks of larger, more established companies singled out for their growth potential. In addition, we focus on companies that exhibit “smart growth” meaning we place greater emphasis on sustainable and repeatable growth than the pace at which the company grows.

Jonathan Coleman
lead co-portfolio manager

Daniel Riff
co-portfolio manager

Performance Review

For the six-month period ended June 30, 2008, Janus Aspen Large Cap Growth Portfolio’s Institutional Shares and Service Shares returned -10.32% and -10.43%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell 1000® Growth Index, returned -9.06% and its secondary benchmark, the S&P 500® Index, returned -11.91%.

Economic Overview

Stock prices rebounded from the March lows into May but fell again in June. While economic growth during the first quarter proved to be stronger than initially reported, consumer confidence slumped, tight credit conditions prevailed and inflationary pressure remained elevated in the period. The U.S. Federal Reserve (Fed) held its target interest rate steady at its June meeting, which represented a shift in focus from stabilizing economic growth to controlling inflation expectations.

The broad equity market finished near its lowest level since August 2006. Smaller capitalization stocks fared better than large-cap stocks, while growth stocks dominated value stocks. Financials were by far the weakest group. Consumer discretionary, telecommunication services and industrials were also weak sectors. Energy and materials gained during the period; defensive sectors such as utilities and consumer staples outperformed.

Holdings in Health Care and Information Technology Detracted from Performance

Looking more closely at the Portfolio, holdings in the health care and information technology sectors were the main areas of weakness during the period. Health maintenance organization (HMO) UnitedHealth Group was the largest detractor during the period. The company came under pressure late in the period on concerns around pricing in its commercial book of business. We continue to believe that the company is well positioned with an attractive valuation, but recognize the company may need to re-price its offerings and reduce certain features of its product offerings.

Another detractor in the health care sector was Coventry Health Care. This HMO also gave up ground during the period suffering from negative effects of a poor pricing cycle. Coventry, which focuses on the lower end of the market, experienced higher-than-expected costs in its commercial business driven by higher emergency room visits and more claims. We maintained our favorable view of the company given its competitive positioning and valuation.

Information technology (IT) holding Microsoft was the largest detractor in the IT sector during the period. The software maker posted solid quarterly earnings during the period, but the stock declined amid concerns over the company’s bid for Yahoo!. We held the stock during the period given Microsoft’s dominant position in its Office suite, which continues to be a low-cost, high-productivity tool for businesses. We also believe its gaming division has unrecognized potential. Having said that, we were disappointed in Microsoft’s bid for Yahoo! and as a result trimmed the position. Although we were underweight in the IT sector versus the primary benchmark, we are looking to increase our exposure.

Another detractor during the period was Embraer-Empresa Brasileira de Aeronautica. Concerns about a declining economic environment negatively impacted Embraer as the rising price of fuel weighed on airline carriers, manufacturers and suppliers. While margins have been depressed, our research suggests that the company should show steady improvement as they deliver a record backlog.

Materials and Energy Holdings Aided Performance

Sectors that contributed to performance included energy and materials. Within materials, our agricultural holdings continued to do well. German-based K+S was the top performer for the Portfolio. K+S, a leading supplier of specialty fertilizers and plant care, continued to benefit from the rising price of fertilizer as farmers look to maximize crop yields. We remain constructive on the outlook for the company as we believe the consensus earnings estimates remain too low. However, we trimmed the position to harvest some gains.

2  Janus Aspen Series  June 30, 2008

(unaudited)

Syngenta was another strong agricultural holding during the period. Syngenta is a Swiss-based leader in crop protection, whose stock price has been supported by higher commodity prices for corn and soybeans. Syngenta’s business has been experiencing improving fundamentals in the Brazilian market as more acreage has been planted.

Exploration and energy production company Hess was the largest contributor in the energy sector during the period. We believe the market has not yet priced in the value of the reserves the company has discovered off the coast of Brazil. While we remain constructive over the long term, we did trim the position toward the end of the period to harvest gains.

Another contributor to Portfolio performance during the period was Marvell Technology Group. This provider of broadband communications solutions moved ahead after reporting an upside earnings surprise, which was driven by better-than-expected revenue and margin improvement. The company also raised future earnings expectations.

In terms of Portfolio position, at the end of the period the Portfolio was overweight in the consumer staples, financials and materials sectors as compared to the primary benchmark, while underweight in the consumer discretionary, energy and industrials sectors. During the period we reduced our weighting in the consumer discretionary and financials sectors and slightly increased the weighting in energy and information technology.

Outlook

We are more cautious today than we were earlier in the year. Global inflation has worsened, select governmental responses have compounded the problem and some management teams have not yet downwardly revised future earnings expectations given the weakening outlook. As a result of our cautious position, we are spending more time analyzing downside scenarios in our discounted cash flow analyses and looking to avoid stocks that are “bets” on a quick turn around in the economy. We remain focused on building a defensive growth portfolio of holdings with secular or self sustaining growth profiles. We continue to focus our investments on companies that we think can create shareholder value over the long term.

Additionally, under certain circumstances and market conditions, we may initiate positions in put and call options in order to mitigate the risks and potentially enhance the performance of the Portfolio. The volatility in the U.S. equity markets over the past six months provided us with such opportunities. During the period, we initiated positions in paired option strategies, which encompassed the selling of out-of-the-money put and call options on an underlying stock in an attempt to generate some income for the Portfolio. We used this strategy on a few of our holdings where we would be willing to sell the shares at the call exercise price. During the period, in anticipation of changes in various foreign currencies, we hedged a portion of the Portfolio’s foreign currency exposure. We may continue to hedge our forward foreign currency exchange contracts to buy and/or sell currencies in order to fix the rate at which we can exchange the currency on a future date. (Please see “Notes to Financial Statements” for information about the hedging techniques and derivatives used by the Portfolio.)

Thank you for your investment in Janus Aspen Large Cap Growth Portfolio.

Janus Aspen Series  June 30, 2008  3

Janus Aspen Large Cap Growth Portfolio (unaudited)

Janus Aspen Large Cap Growth Portfolio At A Glance

5 Top Performers – Holdings

Contribution

K+S A.G.	1.41%
Hess Corp.	0.98%
Celgene Corp.	0.54%
Syngenta A.G.	0.32%
Marvell Technology Group, Ltd.	0.32%

5 Bottom Performers – Holdings

Contribution

UnitedHealth Group, Inc.	–1.42%
Coventry Health Care, Inc.	–0.96%
Microsoft Corp.	–0.93%
Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	–0.74%
Merck & Company, Inc.	–0.64%

5 Top Performers – Sectors

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(% of Equities)	Index Weighting

Materials	1.42%	7.82%	3.79%
Energy	1.23%	8.33%	9.42%
Telecommunication Services	–0.05%	2.34%	0.68%
Utilities	–0.19%	3.80%	1.47%
Consumer Staples	–1.19%	13.73%	10.78%

5 Bottom Performers – Sectors

		Portfolio Weighting	Russell 1000® Growth
	Portfolio Contribution	(% of Equities)	Index Weighting

Information Technology	–2.62%	25.38%	27.19%
Health Care	–2.46%	12.12%	15.58%
Industrials	–2.27%	10.68%	13.26%
Financials	–1.99%	7.15%	6.65%
Consumer Discretionary	–1.73%	8.67%	11.18%

4  Janus Aspen Series  June 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2008

CVS/Caremark Corp. Retail – Drug Store	4.3%
Hess Corp. Oil Companies – Integrated	4.2%
InBev N.V. Brewery	3.8%
Cisco Systems, Inc. Networking Products	3.2%
AES Corp. Electric – Generation	2.7%

18.2%

Asset Allocation – (% of Net Assets)
As of June 30, 2008

Emerging markets comprised 3.2% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2008

As of December 31, 2007

Janus Aspen Series  June 30, 2008  5

Janus Aspen Large Cap Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2008						Expense Ratios – for the fiscal year ended December 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Large Cap Growth Portfolio

Institutional Shares	–10.32%	–5.79%	8.13%	2.49%	7.87%	0.67%

Service Shares	–10.43%	–6.03%	7.86%	2.20%	7.57%	0.92%

Russell 1000® Growth Index	–9.06%	–5.96%	7.32%	0.96%	8.00%

S&P 500® Index	–11.91%	–13.12%	7.58%	2.88%	9.12%

Lipper Quartile – Institutional Shares	–	2nd	2nd	2nd	2nd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Large-Cap Growth Funds	–	103/205	68/173	29/59	12/25

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

6  Janus Aspen Series  June 30, 2008

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

A Portfolio that invests in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, it may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$896.80	$3.11

Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.32

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$895.70	$4.29

Hypothetical (5% return before expenses)	$1,000.00	$1,020.34	$4.57

†	Expenses are equal to the annualized expense ratio of 0.66% for Institutional Shares and 0.91% for Service Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Aspen Series  June 30, 2008  7

Janus Aspen Large Cap Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 95.2%
Aerospace and Defense – 1.9%
874,170	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)*	$23,165,505
135,265	Lockheed Martin Corp.	13,345,245
		36,510,750
Agricultural Chemicals – 2.5%
210,375	Monsanto Co.	26,599,815
68,280	Syngenta A.G.	22,102,297
		48,702,112
Applications Software – 2.3%
1,645,430	Microsoft Corp.	45,265,779
Audio and Video Products – 0.6%
287,755	Sony Corp.**	12,365,202
Automotive – Cars and Light Trucks – 0.9%
347,093	BMW A.G.**	16,655,341
Brewery – 3.8%
1,065,913	InBev N.V.**	73,670,396
Casino Hotels – 1.3%
1,578,763	Crown, Ltd.*	14,034,474
250,340	Las Vegas Sands Corp.*,#	11,876,130
		25,910,604
Chemicals – Diversified – 2.7%
225,309	Bayer A.G.**	18,880,341
60,114	K+S A.G.**	34,363,525
		53,243,866
Commercial Services – Finance – 1.7%
361,702	Automatic Data Processing, Inc.	15,155,314
743,025	Western Union Co.	18,367,578
		33,522,892
Computers – 4.8%
178,114	Apple, Inc.*	29,823,408
333,265	Dell, Inc.*	7,291,838
627,860	Hewlett-Packard Co.**	27,757,691
250,341	Research In Motion, Ltd. (U.S. Shares)*	29,264,863
		94,137,800
Cosmetics and Toiletries – 1.5%
178,905	Avon Products, Inc.	6,444,158
317,010	Colgate-Palmolive Co.	21,905,391
		28,349,549
Diversified Operations – 3.9%
1,573,835	China Merchants Holdings International Company, Ltd.	6,072,837
314,220	Danaher Corp.	24,289,206
85,455	Illinois Tool Works, Inc.	4,059,967
375,960	Siemens A.G.**	41,392,031
		75,814,041
Electric – Generation – 2.7%
2,777,485	AES Corp.*	53,355,487
Electric Products – Miscellaneous – 1.7%
497,305	Emerson Electric Co.	24,591,732
520,000	Sharp Corp.**	8,485,954
		33,077,686
Electronic Components – Semiconductors – 0.6%
395,035	Texas Instruments, Inc.	11,124,186
Electronic Measuring Instruments – 0.6%
44,900	Keyence Corp.**	10,678,614
Energy – Alternate Sources – 0.5%
805,430	EDP Renovaveis S.A.*,**	9,319,758
Enterprise Software/Services – 2.2%
2,045,740	Oracle Corp.*	42,960,540
Entertainment Software – 0.7%
308,405	Electronic Arts, Inc.*,**	13,702,434
Finance – Investment Bankers/Brokers – 3.0%
106,670	Goldman Sachs Group, Inc.	18,656,583
706,880	JP Morgan Chase & Co.	24,253,053
1,025,695	Nomura Holdings, Inc.*,**	15,154,111
		58,063,747
Finance – Other Services – 0.6%
32,915	CME Group, Inc.	12,612,699
Food – Retail – 1.2%
3,224,419	Tesco PLC**	23,675,022
Forestry – 1.0%
394,105	Weyerhaeuser Co.	20,154,530
Independent Power Producer – 1.3%
594,133	NRG Energy, Inc.*	25,488,306
Industrial Gases – 0.7%
152,310	Praxair, Inc.	14,353,694
Investment Management and Advisory Services – 1.0%
332,140	T. Rowe Price Group, Inc.#	18,755,946
Medical – Biomedical and Genetic – 4.3%
636,286	Celgene Corp.*	40,639,586
345,305	Genentech, Inc.*	26,208,650
330,485	Gilead Sciences, Inc.*	17,499,181
		84,347,417
Medical – Drugs – 3.7%
298,035	Forest Laboratories, Inc.*	10,353,736
613,160	Merck & Company, Inc.	23,110,000
197,309	Roche Holding A.G.	35,413,960
81,215	Wyeth	3,895,071
		72,772,767
Medical – HMO – 2.8%
647,215	Coventry Health Care, Inc.*	19,688,280
1,320,615	UnitedHealth Group, Inc.	34,666,144
		54,354,424
Medical Products – 0.6%
250,985	Covidien, Ltd.	12,019,672
Metal Processors and Fabricators – 0.5%
108,575	Precision Castparts Corp.	10,463,373
Multimedia – 0.9%
526,010	News Corporation, Inc. – Class A	7,911,190
299,265	Walt Disney Co.	9,337,068
		17,248,258
Networking Products – 3.2%
2,693,552	Cisco Systems, Inc.*,**	62,652,020
Oil Companies – Exploration and Production – 1.6%
337,875	Occidental Petroleum Corp.	30,361,448

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

As of June 30, 2008

Shares/Principal/Contract Amounts		Value

Oil Companies – Integrated – 7.4%
516,554	Exxon Mobil Corp.	$45,523,903
651,850	Hess Corp.**	82,256,951
230,895	Petroleo Brasileiro S.A. (ADR)**	16,354,293
		144,135,147
Reinsurance – 1.4%
6,886	Berkshire Hathaway, Inc. – Class B*	27,626,632
REIT – Warehouse and Industrial – 0.7%
237,695	ProLogis	12,918,723
Retail – Apparel and Shoe – 0.8%
501,990	Nordstrom, Inc.	15,210,297
Retail – Drug Store – 4.3%
2,139,264	CVS/Caremark Corp.	84,650,676
Retail – Office Supplies – 0.7%
557,783	Staples, Inc.	13,247,346
Retail – Restaurants – 1.2%
249,430	McDonald’s Corp.	14,022,954
279,630	Yum! Brands, Inc.	9,812,217
		23,835,171
Semiconductor Components/Integrated Circuits – 3.1%
432,795	Cypress Semiconductor Corp.*	10,711,676
1,512,745	Marvell Technology Group, Ltd.*	26,715,076
10,798,515	Taiwan Semiconductor Manufacturing Company, Ltd.	23,096,693
		60,523,445
Semiconductor Equipment – 1.5%
716,975	KLA-Tencor Corp.	29,188,052
Steel Pipe and Tube – 0.2%
12,295	Vallourec SA**	4,294,693
Telecommunication Equipment – 0%
94	Nortel Networks Corp.*	773
Telecommunication Equipment – Fiber Optics – 2.0%
1,684,955	Corning, Inc.	38,838,213
Tobacco – 2.0%
874,521	Altria Group, Inc.	17,980,152
429,486	Philip Morris International, Inc.	21,212,313
		39,192,465
Transportation – Railroad – 0.6%
227,170	Canadian National Railway Co. (U.S. Shares)	10,922,334
Transportation – Services – 1.7%
166,280	C.H. Robinson Worldwide, Inc.	9,118,795
395,945	United Parcel Service, Inc. – Class B	24,338,739
		33,457,534
Web Portals/Internet Service Providers – 2.4%
89,195	Google, Inc. – Class A*	46,954,032
Wireless Equipment – 1.9%
936,105	Crown Castle International Corp.*	36,255,347

Total Common Stock (cost $1,862,805,466)		1,856,941,240

Corporate Bonds – 0.3%
Electric – Integrated – 0.3%
$1,940,000	Energy Future Holdings, 10.875% company guaranteed notes due 11/1/17 (144A)	1,959,400
3,330,000	Texas Competitive Energy Company LLC, 10.25% company guaranteed notes due 11/1/15 (144A)	3,263,400

Total Corporate Bonds (cost $5,297,023)		5,222,800

Purchased Options – Puts – 0.1%
3,806	Hess Corp. expires January 2009 exercise price $80.00	144,263
1,082	Petroleo Brasileiro S.A. expires January 2009 exercise price $100.00	1,024,385

Total Purchased Options – Puts (premiums paid $2,731,609)		1,168,648

Money Markets – 5.5%
76,238,208	Janus Cash Management Fund – Institutional Shares, 2.64%	76,238,208
31,807,849	Janus Institutional Money Market Fund – Institutional Shares, 2.63%	31,807,849

Total Money Markets (cost $108,046,057)		108,046,057

Other Securities – 0.5%
1,496,716	Allianz Dresdner Daily Asset Fund†	1,496,716
2,657,192	Repurchase Agreements†	2,657,192
5,298,616	Time Deposits†	5,298,616

Total Other Securities (cost $9,452,524)		9,452,524

Total Investments (total cost $1,988,332,679) – 101.6%		1,980,831,269

Liabilities, net of Cash, Receivables and Other Assets – (1.6)%**		(31,183,714)

Net Assets – 100%		$1,949,647,555

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$14,034,474	0.7%
Belgium	73,670,396	3.7%
Bermuda	38,734,748	2.0%
Brazil	39,664,061	2.0%
Canada	40,187,969	2.0%
France	4,294,693	0.2%
Germany	111,291,237	5.6%
Hong Kong	6,072,837	0.3%
Japan	46,683,881	2.4%
Spain	9,319,758	0.5%
Switzerland	57,516,257	2.9%
Taiwan	23,096,693	1.2%
United Kingdom	23,675,022	1.2%
United States††	1,492,589,243	75.3%

Total	$1,980,831,269	100.0%

††	Includes Short-Term Securities and Other Securities (69.4% excluding Short-Term Securities and Other Securities).

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  9

Janus Aspen Large Cap Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Forward Currency Contracts, Open

Currency Sold and	Currency	Currency	Unrealized
Settlement Date	Units Sold	Value U.S. $	Gain/(Loss)

British Pound 11/12/08	2,415,000	$4,760,259	$(118,315)
Euro 10/16/08	900,000	1,409,074	884
Euro 10/23/08	55,050,000	86,157,233	(1,193,063)
Euro 11/12/08	29,000,000	45,340,216	(536,086)
Japanese Yen 10/16/08	230,000,000	2,179,421	115,644
Japanese Yen 10/23/08	1,000,000,000	9,479,901	(58,382)

Total		$149,326,104	$(1,789,318)

Schedule of Written Options – Calls	Value

Cisco Systems, Inc. expires January 2009 6,639 contracts exercise price $30.00	$(283,419)
Hess Corp. expires January 2009 3,806 contracts exercise price $150.00	(4,255,146)
Hewlett-Packard Co. expires January 2009 3,591 contracts exercise price $55.00	(305,235)
Petroleo Brasileiro S.A. (ADR) expires January 2009 1,082 contracts exercise price $165.00	(519,631)

Total Written Options – Calls
(Premiums received $3,602,705)	$(5,363,431)

Schedule of Written Options – Puts
Cisco Systems, Inc. expires January 2009 5,980 contracts exercise price $18.50	$(380,866)
Hewlett-Packard Co. expires January 2009 3,591 contracts exercise price $35.00	(395,010)

Total Written Options – Puts
(Premiums received $1,011,040)	$(775,876)

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  June 30, 2008

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2008 (unaudited)	Large Cap Growth
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost(1)	$1,988,333
Unaffiliated Investments at value(1)	$1,872,785
Affiliated money market investments	108,046
Cash	104
Cash denominated in foreign currency (cost $1,017)	1,017
Restricted cash (Note 1)	1,950
Receivables:
Investments sold	4,035
Portfolio shares sold	2,427
Dividends	2,497
Interest	95
Non-interested Trustees’ deferred compensation	36
Other assets	12
Forward currency contracts	117
Total Assets	1,993,121
Liabilities:
Payables:
Options written, at value (premiums received of $4,614)	6,139
Collateral for securities loaned (Note 1)	9,453
Investments purchased	23,664
Portfolio shares repurchased	857
Dividends and distributions	–
Advisory fees	1,055
Transfer agent fees and expenses	–
Distribution Fees – Service Shares	294
Non-interested Trustees’ fees and expenses	5
Non-interested Trustees’ deferred compensation fees	36
Accrued expenses and other payables	64
Forward currency contracts	1,906
Total Liabilities	43,473
Net Assets	$1,949,648
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,508,260
Undistributed net investment income/(loss)*	1,338
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(549,147)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(10,803)
Total Net Assets	$1,949,648
Net Assets – Institutional Shares	$562,811
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	23,865
Net Asset Value Per Share	$23.58
Net Assets – Service Shares	$1,386,837
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	59,616
Net Asset Value Per Share	$23.26

*	See Note 3 in Notes to Financial Statements.

(1)	Investments at cost and value include $9,179,670 of securities loaned (Note 1).

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  11

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Large Cap Growth
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$319
Securities lending income	300
Dividends	15,958
Dividends from affiliates	1,326
Foreign tax withheld	(1,123)
Total Investment Income	16,780
Expenses:
Advisory fees	6,029
Transfer agent fees and expenses	3
Non-interested Trustees’ fees and expenses	23
Distribution fees – Service Shares	1,618
Other expenses	188
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	7,861
Expense and Fee Offset	(1)
Net Expenses	7,860
Net Investment Income/(Loss)	8,920
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	4,680
Net realized gain/(loss) from options contracts	30
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations
and non-interested Trustees’ deferred compensation	(219,736)
Payment from affiliate (Note 2)	7
Net Gain/(Loss) on Investments	(215,019)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(206,099)

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2008

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Large Cap Growth
and for the fiscal year ended December 31, 2007	Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$8,920	$9,375
Net realized gain/(loss) from investment and foreign currency transactions	4,680	92,127
Net realized gain/(loss) from options contracts	30	442
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(219,736)	40,769
Payment from affiliate (Note 2)	7	11
Net Increase/(Decrease) in Net Assets Resulting from Operations	(206,099)	142,724
Dividends and Distributions to Shareholders:
Net investment income *
Institutional Shares	(2,880)	(4,879)
Service Shares	(5,833)	(3,727)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Net (Decrease) from Dividends and Distributions	(8,713)	(8,606)
Capital Share Transactions:
Shares sold
Institutional Shares	11,214	42,939
Service Shares	348,140	1,061,496
Reinvested dividends and distributions
Institutional Shares	2,880	4,879
Service Shares	5,833	3,727
Shares repurchased
Institutional Shares	(57,704)	(138,831)
Service Shares	(34,877)	(46,361)
Net Increase/(Decrease) from Capital Share Transactions	275,486	927,849
Net Increase/(Decrease) in Net Assets	60,674	1,061,967
Net Assets:
Beginning of period	1,888,974	827,007
End of period	$1,949,648	$1,888,974

Undistributed net investment income/(loss)*	$1,338	$1,131

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  13

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Large Cap Growth Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$26.43	$23.12	$20.86	$20.08	$19.23	$14.61
Income from Investment Operations:
Net investment income/(loss)	.15	.24	.12	.09	.04	.02
Net gain/(loss) on securities (both realized and unrealized)	(2.88)	3.25	2.25	.76	.84	4.62
Total from Investment Operations	(2.73)	3.49	2.37	.85	.88	4.64
Less Distributions and Other:
Dividends (from net investment income)*	(.12)	(.18)	(.11)	(.07)	(.03)	(.02)
Distributions (from capital gains)*	–	–	–	–	–	–
Payment from affiliate	–(1)	–(1)	–	–	–	–
Total Distributions and Other	(.12)	(.18)	(.11)	(.07)	(.03)	(.02)
Net Asset Value, End of Period	$23.58	$26.43	$23.12	$20.86	$20.08	$19.23
Total Return**	(10.32)%(2)	15.14%(2)	11.38%	4.23%	4.57%	31.73%
Net Assets, End of Period (in thousands)	$562,811	$677,593	$677,289	$730,374	$1,177,145	$1,666,317
Average Net Assets for the Period (in thousands)	$606,479	$686,441	$693,731	$857,660	$1,462,102	$1,533,995
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.66%	0.66%	0.69%	0.66%	0.67%	0.67%
Ratio of Net Expenses to Average Net Assets***(4)	0.66%	0.66%	0.69%	0.66%	0.66%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.09%	0.89%	0.49%	0.31%	0.14%	0.12%
Portfolio Turnover Rate***	71%	78%	54%	87%	33%	24%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Large Cap Growth Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$26.08	$22.84	$20.62	$19.85	$19.04	$14.48
Income from Investment Operations:
Net investment income/(loss)	.10	.32	.02	(.02)	(.04)	(.03)
Net gain/(loss) on securities (both realized and unrealized)	(2.82)	3.07	2.26	.82	.85	4.59
Total from Investment Operations	(2.72)	3.39	2.28	.80	.81	4.56
Less Distributions and Other:
Dividends (from net investment income)*	(.10)	(.15)	(.06)	(.03)	–	–
Distributions (from capital gains)*	–	–	–	–	–	–
Payment from affiliate	–(1)	–(1)	–	–	–	–
Total Distributions and Other	(.10)	(.15)	(.06)	(.03)	–	–
Net Asset Value, End of Period	$23.26	$26.08	$22.84	$20.62	$19.85	$19.04
Total Return**	(10.43)%(2)	14.84%(2)	11.08%	4.01%	4.25%	31.49%
Net Assets, End of Period (in thousands)	$1,386,837	$1,211,381	$149,718	$157,041	$183,028	$211,100
Average Net Assets for the Period (in thousands)	$1,301,338	$569,659	$148,875	$163,753	$191,544	$188,994
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.91%	0.91%	0.94%	0.91%	0.92%	0.92%
Ratio of Net Expenses to Average Net Assets***(4)	0.91%	0.91%	0.94%	0.91%	0.91%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.87%	0.58%	0.24%	0.06%	(0.11)%	(0.13)%
Portfolio Turnover Rate***	71%	78%	54%	87%	33%	24%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	During the period ended, Janus Capital Management LLC (“Janus Capital”) and/or Janus Services LLC fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4)	See “Explanations of Charts, Tables and Financial Statements.”

See Notes to Financial Statements.

14  Janus Aspen Series  June 30, 2008

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Large-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales and/or securities with extended settlement dates.
#	Loaned security; a portion or all of the security is on loan at June 30, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Large Cap Growth Portfolio	$1,856,941,240	$122,721,381	$–

Investments in Purchased Options:
Janus Aspen Large Cap Growth Portfolio	–	1,168,648	–

Other Financial Instruments(a):
Janus Aspen Large Cap Growth Portfolio	(2,072,737)	(5,855,888)	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts and/or securities with extended settlement dates as of June 30, 2008 is noted below.

Portfolio	Aggregate Value

Janus Aspen Large Cap Growth Portfolio	$382,156,032

Janus Aspen Series  June 30, 2008  15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Large Cap Growth Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers sixteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other

16  Janus Aspen Series  June 30, 2008

financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2008, the Portfolio had on loan securities valued as indicated:

Value at
Portfolio	June 30, 2008

Janus Aspen Large Cap Growth Portfolio	$9,179,670

As of June 30, 2008, the Portfolio received cash collateral for securities lending activity as indicated:

Cash Collateral at
Portfolio	June 30, 2008

Janus Aspen Large Cap Growth Portfolio	$9,452,524

As of June 30, 2008, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, unless noted in the following tables:

Time Deposits at
Portfolio	June 30, 2008

Janus Aspen Large Cap Growth Portfolio	$5,298,616

Repurchase Agreements at
Portfolio	June 30, 2008

Janus Aspen Large Cap Growth Portfolio	$2,657,192

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds.

Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to

Janus Aspen Series  June 30, 2008  17

Notes to Financial Statements (unaudited) (continued)

meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may enter into swap agreements to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) for written options during the six-month period ended June 30, 2008 as indicated in the table below:

Portfolio	Gains/(Losses)

Janus Aspen Large Cap Growth Portfolio	$30,391

18  Janus Aspen Series  June 30, 2008

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the six-month period ended June 30, 2008 is indicated in the table below:

	Number of	Premiums
Call Options	Contracts	Received

Janus Aspen Large Cap Growth Portfolio
Options outstanding at December 31, 2007	380	$30,390
Options written	15,118	3,602,705
Options expired	(380)	(30,390)
Options closed	–	–
Options exercised	–	–

Options outstanding at June 30, 2008	15,118	$3,602,705

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Large Cap Growth Portfolio
Options outstanding at December 31, 2007	211	$23,606
Options written	9,571	1,011,040
Options expired	–	–
Options closed	–	–
Options exercised	(211)	(23,606)

Options outstanding at June 30, 2008	9,571	$1,011,040

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Janus Aspen Series  June 30, 2008  19

Notes to Financial Statements (unaudited) (continued)

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Restricted Cash
As of June 30, 2008, Janus Aspen Large Cap Growth Portfolio had restricted cash in the amount of $1,950,000. The restricted cash represents funds in relation to options contracts invested by the Portfolio at June 30, 2008. The restricted cash is held at the Portfolio’s custodian, State Street Bank and Trust Company. The carrying value of the restricted cash approximates fair value.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition

20  Janus Aspen Series  June 30, 2008

threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) . Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Portfolio intends to avail itself to the fair value option.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $21,861 was paid by the Trust during the six-month period ended June 30, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or

Janus Aspen Series  June 30, 2008  21

Notes to Financial Statements (unaudited) (continued)

decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2008.

During the six-month period ended June 30, 2008 and the fiscal year ended December 31, 2007, Janus Capital reimbursed the Portfolio as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below. Reimbursements are included in “Payment from affiliate” on the Statements of Changes in Net Assets.

For the six-month period ended June 30, 2008
Portfolio

Janus Aspen Large Cap Growth Portfolio – Institutional Shares	$1
Janus Aspen Large Cap Growth Portfolio – Service Shares	2

For the fiscal year ended December 31, 2007
Portfolio

Janus Aspen Large Cap Growth Portfolio – Institutional Shares	$6,340
Janus Aspen Large Cap Growth Portfolio – Service Shares	4,494

During the six-month period ended June 30, 2008, Janus Services reimbursed the Portfolio as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below. Reimbursements are included in “Payment from affiliate” on the Statements of Changes in Net Assets.

For the six-month period ended June 30, 2008
Portfolio

Janus Aspen Large Cap Growth Portfolio – Service Shares	$6,631

For the six-month period ended June 30, 2008, Janus Capital assumed $39,515 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/08

Janus Aspen Large Cap Growth Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$110,506,834	$98,873,047	$1,025,237	$76,238,208
Janus Institutional Money Market Fund – Institutional Shares	253,243,802	221,435,953	300,720	31,807,849

	$363,750,636	$320,309,000	$1,325,957	$108,046,057

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale

22  Janus Aspen Series  June 30, 2008

losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Large Cap Growth Portfolio	$1,995,468,342	$189,523,440	$(204,160,513)	$(14,637,073)

Net capital loss carryovers as of December 31, 2007 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2007

	December	December	December	December
Portfolio	31, 2008	31, 2009	31, 2010	31, 2011	Accumulated Capital Losses

Janus Aspen Large Cap Growth Portfolio(1)	$(171,977)	$(378,164,191)	$(84,773,612)	$(84,773,612)	$(547,883,392)

(1)	Capital loss carryovers subject to annual limitations.

During the year ended December 31, 2007, the following capital loss carryovers were utilized by the Portfolio as indicated in the table below.

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Large Cap Growth Portfolio	$97,680,102

4.	Capital Share Transactions

For the six-month period ended June 30, 2008 (unaudited)	Janus Aspen Large Cap
and the fiscal year ended December 31, 2007	Growth Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	457	1,696
Reinvested dividends and distributions	122	190
Shares repurchased	(2,354)	(5,537)
Net Increase/(Decrease) in Portfolio Shares	(1,775)	(3,651)
Shares Outstanding, Beginning of Period	25,640	29,291
Shares Outstanding, End of Period	23,865	25,640
Transactions in Portfolio Shares – Service Shares
Shares sold	14,365	41,616
Reinvested dividends and distributions	251	144
Shares repurchased	(1,454)	(1,861)
Net Increase/(Decrease) in Portfolio Shares	13,162	39,899
Shares Outstanding, Beginning of Period	46,454	6,555
Shares Outstanding, End of Period	59,616	46,454

Janus Aspen Series  June 30, 2008  23

Notes to Financial Statements (unaudited) (continued)

5.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and option contracts) were as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Large Cap Growth Portfolio	$893,718,414	$647,499,520	$–	$–

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting

24  Janus Aspen Series  June 30, 2008

proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  June 30, 2008  25

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

26  Janus Aspen Series  June 30, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Aspen Series  June 30, 2008  27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

28  Janus Aspen Series  June 30, 2008

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series  June 30, 2008  29

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market
Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/08)

C-0708-419	109-24-701 08-08

2008 Semiannual Report
Janus Aspen Series

Janus Aspen Mid Cap Growth Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Schedule of Investments	15
Notes to Financial Statements	16
Additional Information	25
Explanations of Charts, Tables and Financial Statements	26

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2008. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2008  1

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Portfolio Snapshot
This portfolio invests in medium-sized companies believed to have moved beyond their emerging growth phase but that still may have room to expand their businesses and grow.

Brian Demain
portfolio manager

Performance Overview

During the six months ended June 30, 2008, Janus Aspen Mid Cap Growth Portfolio’s Institutional Shares and Service Shares returned -5.64% and -5.78%, respectively. Meanwhile, the Portfolio’s primary benchmark, the Russell Midcap® Growth Index, returned -6.81%. The Portfolio’s secondary benchmark, the S&P MidCap 400 Index, returned -3.90% for the same time period.

Economic Overview

Stock prices rebounded from the March lows into May but fell again in June. While economic growth during the first quarter proved to be stronger than initially reported, consumer confidence slumped, tight credit conditions prevailed and inflationary pressure remained elevated in the period. The U.S. Federal Reserve (Fed) held its target interest rate steady at its June meeting, which represented a shift in focus from stabilizing economic growth to controlling inflation.

The broad equity market finished near its lowest level since August 2006. Smaller capitalization stocks fared better than large-cap stocks, while growth stocks dominated value stocks. Financials were by far the weakest group. Consumer discretionary, telecommunication services and industrials were also weak sectors. Meanwhile, energy and materials gained during the period with defensive sectors such as utilities and consumer staples outperforming.

Stocks That Aided Performance

The largest contributors to the Portfolio were materials holding K+S and energy holding Petrohawk Energy. K+S rose over 144% in the period on continued increases in potash pricing. Longer term, I believe that companies like K+S, whose business seeks to capitalize on the need to improve agriculture efficiency, should continue to benefit from the limited supply of arable land in the face of rising demands for crops.

Petrohawk Energy rose nearly 168% amid increasing natural gas prices and initial reports that their productivity from new wells in the Haynesville natural gas shale area were much better than expected. While the reports from the Haynesville shale were compelling, I believe the market continued to undervalue the full potential of Petrohawk’s underlying assets, including those outside of the Haynesville shale play. However, I trimmed the position in favor of what I feel are better risk/reward opportunities.

Stocks That Weighed on Results

Health maintenance organization Coventry Health Care was the largest detractor during the period. Shares of Coventry Health Care fell nearly 49% in the period as the company reported higher-than-expected medical loss ratios. The company’s previous financial reports showed that it held up better than its competitors. Longer term I believe the company is well positioned as the low cost provider in a commodity-like business and I added to the position.

Another detractor from Portfolio performance was Embraer-Empresa Brasileira de Aeronautica. Concerns about a declining economic environment negatively impacted Embraer as the rising price of fuel called into question airline companies’ abilities to replace their aging fleets. I believe that longer term, the planes manufactured by Embraer are more fuel efficient than their competitors and that airline companies feeling the pinch of increasing fuel costs will gravitate toward the cost savings associated with better efficiency.

Outlook

The U.S. economy has severely decelerated as a function of limited credit availability and the fallout from the housing bubble bursting in various parts of the U.S. This deceleration has been countered with actions by the Fed and Federal government. While we may escape a formal recession, we could see only modest economic growth for the next several quarters and perhaps into the beginning of 2009.

Many financial institutions are facing capital shortages that could force them to delever and rebuild their equity base rather than help create credit for the broader economy. This has impacted small business expansion, which has had secondary impacts on consumers and large corporations. At the end of the period mortgage rates were elevated, credit cards were slightly harder to get and consumer confidence, as a result, was near a 28-year low.

Housing starts, which peaked at 2.3 million in January 2006, declined to 975,000 as of May 2008. While I believe 975,000 is unsustainably low over the long term, given the housing

2  Janus Aspen Series  June 30, 2008

(unaudited)

inventory overhang, we could expect that level to sustain for some time. Residential fixed investment was approximately 5% of the first quarter of 2008 Gross Domestic Product (GDP), and I think that absorbing the impact of a 60% drop in housing starts could create a real headwind for the remainder of 2008.

The Fed and Federal government have both responded aggressively, with rate cuts and stimulus packages, respectively. While the rapid stimulus may encourage moral hazard in the long run, in the coming quarters it should provide a counterbalance to the limited credit availability and housing headwinds. Monetary policy easing and other aggressive actions by the Fed – the bailout of Bear Stearns – may help stabilize the credit markets. The stimulus checks sent out by the Federal government could help aid consumption and may help modestly strengthen consumer balance sheets.

Finally, given the increasingly global nature of U.S. companies’ operations, I believe it is important to consider the global backdrop. While Western Europe faces many of the same obstacles as the U.S., I think the strong growth in Asia and Latin America, driven by increasing globalization and strong commodity prices, is likely to continue. This could help U.S. companies that export or that supply exporters to those regions.

We expect continued volatility as the market measures the impact of the negative and positive cross-currents to the economic outlook. In the face of this macroeconomic uncertainty, I’ve attempted to position the Portfolio so that individual stock decisions outweigh macroeconomic concerns in seeking performance. I continue to try to find sustainable, high-return growth companies that do not depend on the macroeconomic backdrop, whether it is a headwind or a tailwind.

Regarding Portfolio structure, we have been tactically and gradually taking the smallest positions and deciding whether to increase the holding to a size where it can make a meaningful impact on the Portfolio or selling it outright. We have reduced the number of holdings from 106 to 88 over the past eight months.

I greatly appreciate the trust you are placing in both me and the analyst team at Janus. Thank you for your investment in Janus Aspen Mid Cap Growth Portfolio.

Janus Aspen Series  June 30, 2008  3

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Janus Aspen Mid Cap Growth Portfolio At A Glance

5 Top Performers – Holdings

Contribution

K+S A.G.	1.32%
Petrohawk Energy Corp.	1.26%
EOG Resources, Inc.	0.96%
Celgene Corp.	0.71%
Helmerich & Payne, Inc.	0.68%

5 Bottom Performers – Holdings

Contribution

Coventry Health Care, Inc.	-1.05%
Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	-0.88%
National Financial Partners Corp.	-0.83%
SAVVIS, Inc.	-0.77%
CME Group, Inc.	-0.69%

5 Top Performers – Sectors

		Portfolio Weighting
	Portfolio Contribution	(% of Equities)	Russell Midcap® Growth Index Weighting

Energy	4.46%	8.59%	10.27%
Materials	2.07%	6.69%	7.64%
Utilities	0.02%	1.26%	8.07%
Telecommunication Services	-0.46%	6.23%	0.57%
Consumer Staples	-0.47%	1.49%	3.25%

5 Bottom Performers – Sectors

		Portfolio Weighting
	Portfolio Contribution	(% of Equities)	Russell Midcap® Growth Index Weighting

Financials	-3.49%	15.12%	15.77%
Consumer Discretionary	-3.43%	15.04%	12.41%
Information Technology	-1.69%	21.07%	13.88%
Industrials	-1.48%	13.24%	16.20%
Health Care	-1.25%	11.28%	11.94%

4  Janus Aspen Series  June 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2008

Crown Castle International Corp. Wireless Equipment	3.1%
Celgene Corp. Medical – Biomedical and Genetic	2.7%
Lamar Advertising Co. – Class A Advertising Sales	2.7%
CommScope, Inc. Telecommunication Equipment	2.2%
Cypress Semiconductor Corp. Semiconductor Components/Integrated Circuits	2.1%

12.8%

Asset Allocation – (% of Net Assets)
As of June 30, 2008

Emerging Markets comprised 1.6% of total net assets.

* Includes cash and cash equivalents of (0.7)%

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2008

As of December 31, 2007

Janus Aspen Series  June 30, 2008  5

Janus Aspen Mid Cap Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2008						Expense Ratios – for the fiscal year ended December 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Mid Cap Growth Portfolio

Institutional Shares	–5.64%	2.05%	15.58%	6.29%	10.86%	0.68%

Service Shares	–5.78%	1.82%	15.30%	5.99%	10.58%	0.93%

Russell Midcap® Growth Index	–6.81%	–6.42%	12.32%	5.64%	9.48%

S&P MidCap 400 Index	–3.90%	–7.34%	12.61%	9.84%	12.60%

Lipper Quartile – Institutional Shares	–	1st	1st	2nd	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Mid-Cap Growth Funds	–	12/148	10/123	16/38	2/13

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
See important disclosures on the next page.

6  Janus Aspen Series  June 30, 2008

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

A Portfolio that invests in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, it may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares for periods prior to December 31, 1999 are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the indices. The indices are unmanaged and are not available for direct investment; therefore, their performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$943.60	$3.24

Hypothetical (5% return before expenses)	$1,000.00	$1,021.53	$3.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$942.20	$4.44

Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	$4.62

†	Expenses are equal to the annualized expense ratio of 0.67% for Institutional Shares and 0.92% for Service Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Aspen Series  June 30, 2008  7

Janus Aspen Mid Cap Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value
Common Stock – 100.7%
Advertising Sales – 2.7%
627,596	Lamar Advertising Co. – Class A*,#	$22,612,284
Aerospace and Defense – 1.3%
432,465	Embraer-Empresa Brasileira de Aeronautica S.A. (ADR)	11,460,323
Aerospace and Defense – Equipment – 1.1%
91,140	Alliant Techsystems, Inc.*,#	9,267,115
Agricultural Operations – 0.5%
3,396,000	Chaoda Modern Agriculture Holdings, Ltd.	4,271,836
Airlines – 1.3%
385,473	Ryanair Holdings PLC (ADR)*,#	11,051,511
Apparel Manufacturers – 2.1%
1,208,200	Esprit Holdings, Ltd.	12,575,970
72,825	VF Corp.	5,183,684
		17,759,654
Automotive – Truck Parts and Equipment – Original – 0.5%
320,780	Tenneco, Inc.*	4,340,153
Batteries and Battery Systems – 1.6%
181,245	Energizer Holdings, Inc.*	13,247,197
Casino Hotels – 0.7%
688,209	Crown, Ltd.	6,117,860
Casino Services – 0.7%
200,603	Scientific Games Corp. – Class A*,#	5,941,861
Cellular Telecommunications – 1.6%
138,885	Leap Wireless International, Inc.*,#	5,995,665
166,000	N.I.I. Holdings, Inc.*	7,883,340
		13,879,005
Chemicals – Diversified – 2.1%
30,712	K+S A.G.	17,556,186
Commercial Services – 2.5%
78,260	CoStar Group, Inc.*,#	3,478,657
679,858	Iron Mountain, Inc.*,#	18,050,230
		21,528,887
Commercial Services – Finance – 2.8%
317,440	Equifax, Inc.	10,672,333
139,550	Global Payments, Inc.#	6,503,030
202,300	Paychex, Inc.	6,327,944
		23,503,307
Computer Services – 0.7%
90,440	IHS, Inc. – Class A*	6,294,624
Computers – 1.0%
50,148	Apple, Inc.*	8,396,781
Consulting Services – 1.5%
590,420	Gartner Group, Inc.*	12,233,502
Containers – Metal and Glass – 2.2%
213,636	Ball Corp.	10,198,982
202,572	Owens-Illinois, Inc.*	8,445,227
		18,644,209
Decision Support Software – 1.4%
334,350	MSCI, Inc.*	12,133,562
Distribution/Wholesale – 0.7%
1,967,000	Li & Fung, Ltd.	5,915,343
Diversified Operations – 1.4%
660,000	China Merchants Holdings International Company, Ltd.	2,546,692
137,425	Cooper Industries, Ltd. – Class A	5,428,287
15,530,207	Polytec Asset Holdings, Ltd.	4,088,402
		12,063,381
Electric Products – Miscellaneous – 1.0%
183,695	AMETEK, Inc.	8,674,078
Electronic Components – Semiconductors – 1.1%
357,700	Microsemi Corp.*	9,006,886
Electronic Connectors – 0.8%
146,150	Amphenol Corp. – Class A	6,559,212
Electronic Measuring Instruments – 1.2%
290,700	Trimble Navigation, Ltd.*	10,377,990
Entertainment Software – 0.7%
135,665	Electronic Arts, Inc.*	6,027,596
Fiduciary Banks – 0.7%
92,063	Northern Trust Corp.	6,312,760
Filtration and Separations Products – 0.6%
129,250	Pall Corp.	5,128,640
Finance – Consumer Loans – 0.7%
497,145	Nelnet, Inc. – Class A#	5,582,938
Finance – Other Services – 1.0%
23,038	CME Group, Inc.	8,827,931
Independent Power Producer – 1.6%
308,500	NRG Energy, Inc.*,#	13,234,650
Instruments – Controls – 0.9%
76,100	Mettler-Toledo International, Inc.*	7,218,846
Instruments – Scientific – 1.4%
206,836	Thermo Fisher Scientific, Inc.*	11,526,970
Investment Management and Advisory Services – 2.8%
467,400	National Financial Partners Corp.	9,263,868
258,681	T. Rowe Price Group, Inc.#	14,607,716
		23,871,584
Machinery – General Industrial – 1.7%
220,995	Roper Industries, Inc.	14,559,151
Machinery – Pumps – 1.0%
222,950	Graco, Inc.	8,487,707
Medical – Biomedical and Genetic – 4.4%
359,241	Celgene Corp.*	22,944,722
178,732	Gilead Sciences, Inc.*	9,463,859
68,775	Millipore Corp.*,#	4,667,072
		37,075,653
Medical – Drugs – 1.4%
72,855	Elan Corporation PLC (ADR)*	2,589,995
193,235	Shire PLC (ADR)#	9,493,636
		12,083,631
Medical – HMO – 1.3%
357,486	Coventry Health Care, Inc.*	10,874,724
Metal Processors and Fabricators – 1.0%
90,145	Precision Castparts Corp.	8,687,274

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value
Oil – Field Services – 1.3%
480,350	Acergy S.A.	$10,715,079
Oil and Gas Drilling – 1.1%
123,685	Helmerich & Payne, Inc.	8,907,794
Oil Companies – Exploration and Production – 6.5%
111,795	Chesapeake Energy Corp.#	7,373,998
80,679	EOG Resources, Inc.	10,585,084
239,185	Forest Oil Corp.*	17,819,282
2,900	OGX Petroleo E Gas Participacoes*	2,298,141
213,155	Petrohawk Energy Corp.*	9,871,208
109,609	Sandridge Energy, Inc.*	7,078,549
		55,026,262
Oil Companies – Integrated – 1.5%
99,770	Hess Corp.	12,589,976
Physical Practice Management – 1.6%
267,600	Pediatrix Medical Group, Inc.*	13,173,948
Real Estate Management/Services – 2.0%
354,870	CB Richard Ellis Group, Inc. – Class A*,#	6,813,504
166,495	Jones Lang LaSalle, Inc.	10,021,334
		16,834,838
Real Estate Operating/Development – 2.5%
1,542,000	CapitaLand, Ltd.	6,478,309
2,414,000	Hang Lung Properties, Ltd.	7,721,448
204,290	St. Joe Co.#	7,011,233
		21,210,990
Reinsurance – 1.8%
3,794	Berkshire Hathaway, Inc. – Class B*	15,221,528
REIT – Diversified – 1.5%
1,122,331	CapitalSource, Inc.	12,435,427
Retail – Apparel and Shoe – 2.6%
161,595	Abercrombie & Fitch Co. – Class A#	10,128,775
401,820	Nordstrom, Inc.	12,175,146
		22,303,921
Retail – Office Supplies – 0.9%
325,185	Staples, Inc.	7,723,144
Retail – Restaurants – 0.6%
71,425	Chipotle Mexican Grill, Inc. – Class B*	5,382,588
Semiconductor Components/Integrated Circuits – 3.7%
3,711,925	Atmel Corp.*	12,917,499
731,250	Cypress Semiconductor Corp.*	18,098,438
		31,015,937
Semiconductor Equipment – 1.6%
335,425	KLA-Tencor Corp.	13,655,152
Telecommunication Equipment – 2.2%
358,235	CommScope, Inc.*	18,904,061
Telecommunication Services – 3.7%
420,082	Amdocs, Ltd. (U.S. Shares)*	12,358,812
460,015	SAVVIS, Inc.*	5,938,794
806,525	Time Warner Telecom, Inc. – Class A*,#	12,928,595
		31,226,201
Toys – 1.2%
573,530	Mattel, Inc.	9,818,834
Transportation – Railroad – 0.8%
146,500	Canadian National Railway Co. (U.S. Shares)	7,043,720
Transportation – Services – 1.5%
128,920	C.H. Robinson Worldwide, Inc.	7,069,973
133,042	Expeditors International of Washington, Inc.#	5,720,806
		12,790,779
Transportation – Truck – 1.4%
130,120	Con-Way, Inc.	6,149,471
109,645	Landstar System, Inc.	6,054,597
		12,204,068
Web Hosting/Design – 1.9%
176,598	Equinix, Inc.*,#	15,756,074
Wireless Equipment – 3.1%
674,620	Crown Castle International Corp.*	26,128,034

Total Common Stock (cost $714,952,400)		852,405,157

Money Market – 0.1%
1,127,000	Janus Institutional Money Market Fund – Institutional Shares, 2.63% (cost $1,127,000)	1,127,000

Other Securities – 12.1%
11,398,262	Allianz Dresdner Daily Asset Fund†	11,398,262
30,899,805	Repurchase Agreements†	30,899,805
	Time Deposits:
6,729,719	Abbey National Treasury Services, N.A., 2.4375%, 7/1/08†	6,729,719
3,605,576	ABN-AMRO Bank N.V., N.A., 2.125%, 7/1/08†	3,605,576
4,076,657	BNP Paribas, New York, N.A., 3.00%, 7/1/08†	4,076,657
621,205	Calyon, N.A., 2.75%, 7/1/08†	621,205
6,470,884	Danske Bank A/S, Cayman Islands, N.A., 3.15%, 7/1/08†	6,470,884
566,021	Deutsche Bank, Cayman Islands, N.A., 2.50%, 7/1/08†	566,021
6,470,884	Dexia Bank S.A., Brussels, N.A., 3.15%, 7/1/08†	6,470,884
6,470,884	ING Bank N.V., Amsterdam, N.A., 2.50%, 7/1/08†	6,470,884
6,297,497	Lloyd’s TSB Bank PLC, London, N.A. 2.50%, 7/1/08†	6,297,497
647,088	Natixis, N.A., 2.25%, 7/1/08†	647,088
4,736,272	Nordea Bank PLC, Finland, N.A., 2.25%, 7/1/08†	4,736,272
6,470,884	Rabobank, London, N.A., 2.50%, 7/1/08†	6,470,884
6,445,000	Wells Fargo Bank, N.A., 2.25%, 7/1/08†	6,445,000
		59,608,571

Total Other Securities (cost $101,906,638)		101,906,638

Total Investments (total cost $817,986,038) – 112.9%		955,438,795

Liabilities, net of Cash, Receivables and Other Assets – (12.9)%		(109,095,236)

Net Assets – 100%		$846,343,559

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  9

Janus Aspen Mid Cap Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$6,117,860	0.7%
Bermuda	23,919,601	2.5%
Brazil	13,758,463	1.4%
Canada	7,043,720	0.7%
Cayman Islands	8,360,238	0.9%
Germany	17,556,186	1.8%
Guernsey	12,358,813	1.3%
Hong Kong	10,268,140	1.1%
Ireland	13,641,506	1.4%
Luxembourg	10,715,079	1.1%
Singapore	6,478,309	0.7%
United Kingdom	9,493,636	1.0%
United States††	815,727,244	85.4%

Total	$955,438,795	100.0%

††	Includes Short-Term Securities and Other Securities (74.6% excluding Short-Term Securities and Other Securities).

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  June 30, 2008

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2008 (unaudited)	Mid Cap Growth
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost(1)	$817,986
Unaffiliated investments at value(1)	$954,312
Affiliated money market investments	1,127
Cash denominated in foreign currency (cost $7)	7
Receivables:
Investments sold	3,804
Portfolio shares sold	1,775
Dividends	935
Interest	49
Non-interested Trustees’ deferred compensation	16
Total Assets	962,025
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	101,907
Due to Custodian	1,813
Investments purchased	10,037
Portfolio shares repurchased	1,281
Advisory fees	471
Transfer agent fees and expenses	–
Distribution fees – Service Shares	73
Non-interested Trustees’ fees and expenses	3
Non-interested Trustees’ deferred compensation fees	16
Accrued expenses and other payables	80
Total Liabilities	115,681
Net Assets	$846,344
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$904,466
Undistributed net investment income/(loss)*	98
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(195,674)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	137,454
Total Net Assets	$846,344
Net Assets – Institutional Shares	$509,890
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	14,268
Net Asset Value Per Share	$35.74
Net Assets – Service Shares	$336,454
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	9,671
Net Asset Value Per Share	$34.79

*	See Note 3 in Notes to Financial Statements.

(1)	Investments at cost and value include $99,305,853 of securities loaned (Note 1).

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  11

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Mid Cap Growth
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$4
Securities lending income	252
Dividends	3,721
Dividends from affiliates	340
Foreign tax withheld	(90)
Total Investment Income	4,227
Expenses:
Advisory fees	2,757
Transfer agent fees and expenses	3
Non-interested Trustees’ fees and expenses	11
Distribution fees – Service Shares	428
Other expenses	116
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	3,315
Expense and Fee Offset	(1)
Net Expenses	3,314
Net Investment Income/(Loss)	913
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	108,403
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(164,631)
Payment from affiliate (Note 2)	–
Net Gain/(Loss) on Investments	(56,228)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(55,315)

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2008

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Mid Cap Growth
and for the fiscal year ended December 31, 2007	Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$913	$1,505
Net realized gain/(loss) from investment and foreign currency transactions	108,403	116,938
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(164,631)	47,896
Payment from affiliate (Note 2)	–	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	(55,315)	166,339
Dividends and Distributions to Shareholders:
Net investment income *
Institutional Shares	(539)	(1,171)
Service Shares	(8)	(217)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(26,158)	(2,903)
Service Shares	(17,656)	(1,652)
Net Decrease from Dividends and Distributions	(44,361)	(5,943)
Capital Share Transactions:
Shares sold
Institutional Shares	32,081	56,218
Service Shares	53,237	122,089
Reinvested dividends and distributions
Institutional Shares	26,697	4,074
Service Shares	16,786	1,867
Shares repurchased
Institutional Shares	(55,772)	(122,331)
Service Shares	(61,995)	(64,984)
Net Increase/(Decrease) from Capital Share Transactions	11,034	(3,067)
Net Increase/(Decrease) in Net Assets	(88,642)	157,329
Net Assets:
Beginning of period	934,986	777,657
End of period	$846,344	$934,986

Undistributed net investment income/(loss)*	$98	$(268)

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  13

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Mid Cap Growth Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$39.96	$32.97	$29.02	$25.84	$21.40	$15.84
Income from Investment Operations:
Net investment income/(loss)	.06	.12	.03	.08	.02	.01
Net gain/(loss) on securities (both realized and unrealized)	(2.31)	7.15	3.92	3.10	4.42	5.55
Total from Investment Operations	(2.25)	7.27	3.95	3.18	4.44	5.56
Less Distributions and Other:
Dividends (from net investment income)*	(.04)	(.08)	–	–	–	–
Distributions (from capital gains)*	(1.93)	(.20)	–	–	–	–
Payment from affiliate	–(1)	–	–	–(1)	–	–
Total Distributions and Other	(1.97)	(.28)	–	–	–	–
Net Asset Value, End of Period	$35.74	$39.96	$32.97	$29.02	$25.84	$21.40
Total Return**	(5.64)%(2)	22.10%	13.61%	12.31%(2)	20.75%	35.10%
Net Assets, End of Period (in thousands)	$509,890	$565,996	$523,173	$532,085	$1,205,813	$1,649,423
Average Net Assets for the Period (in thousands)	$524,846	$550,938	$525,467	$706,963	$1,579,383	$1,461,491
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.67%	0.68%	0.69%	0.67%	0.66%	0.67%
Ratio of Net Expenses to Average Net Assets***(4)	0.67%	0.68%	0.69%	0.67%	0.66%	0.67%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.31%	0.27%	(0.03)%	(0.01)%	(0.05)%	(0.11)%
Portfolio Turnover Rate***	70%	45%	41%	32%	25%	36%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Mid Cap Growth Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$38.97	$32.19	$28.41	$25.36	$21.05	$15.62
Income from Investment Operations:
Net investment income/(loss)	.02	.04	(.09)	(.05)	(.05)	(.03)
Net gains/(losses) on securities (both realized and unrealized)	(2.27)	6.96	3.87	3.10	4.36	5.46
Total from Investment Operations	(2.25)	7.00	3.78	3.05	4.31	5.43
Less Distributions and Other:
Dividends (from net investment income)*	–	(.02)	–	–	–	–
Distributions (from capital gains)*	(1.93)	(.20)	–	–	–	–
Payment from affiliate	–(1)	–	–	–(1)	–	–
Total Distributions and Other	(1.93)	(.22)	–	–	–	–
Net Asset Value, End of Period	$34.79	$38.97	$32.19	$28.41	$25.36	$21.05
Total Return**	(5.78)%(2)	21.80%	13.31%	12.03%(2)	20.48%	34.76%
Net Assets, End of Period (in thousands)	$336,454	$368,990	$254,484	$256,225	$240,418	$204,838
Average Net Assets for the Period (in thousands)	$344,303	$300,362	$253,611	$244,487	$211,792	$167,689
Ratio of Gross Expenses to Average Net Assets***(3)(4)	0.92%	0.93%	0.94%	0.92%	0.91%	0.92%
Ratio of Net Expenses to Average Net Assets***(4)	0.92%	0.93%	0.94%	0.92%	0.91%	0.92%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.06%	0.01%	(0.28)%	(0.23)%	(0.28)%	(0.35)%
Portfolio Turnover Rate***	70%	45%	41%	32%	25%	36%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(2)	During the fiscal year or period ended, Janus Capital Management LLC (“Janus Capital”) and/or Janus Services LLC fully reimbursed the Portoflio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(3)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of gross expenses to average net assets and was less than 0.01% for the fiscal year or period ended 2008, 2007, 2006, 2005 and 2004.
(4)	See “Explanations of Charts, Tables and Financial Statements.”

See Notes to Financial Statements.

14  Janus Aspen Series  June 30, 2008

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Mid-Cap Growth Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell Midcap® Growth Index	Measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
#	Loaned security; a portion or all of the security is on loan at June 30, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Mid Cap Growth Portfolio	$852,405,157	$103,033,638	$–

Janus Aspen Series  June 30, 2008  15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Mid Cap Growth Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers sixteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other

16  Janus Aspen Series  June 30, 2008

financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2008, the Portfolio had on loan securities valued as indicated:

Value at
Portfolio	June 30, 2008

Janus Aspen Mid Cap Growth Portfolio	$99,305,853

As of June 30, 2008, the Portfolio received cash collateral for securities lending activity as indicated:

Cash Collateral at
Portfolio	June 30, 2008

Janus Aspen Mid Cap Growth Portfolio	$101,906,638

As of June 30, 2008, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, unless noted in the following tables:

Time Deposits at
Portfolio	June 30, 2008

Janus Aspen Mid Cap Growth Portfolio	$59,608,571

Repurchase Agreements at
Portfolio	June 30, 2008

Janus Aspen Mid Cap Growth Portfolio	$30,899,805

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds.

Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to

Janus Aspen Series  June 30, 2008  17

Notes to Financial Statements (unaudited) (continued)

meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may enter into swap agreements to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Portfolio

18  Janus Aspen Series  June 30, 2008

pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of

Janus Aspen Series  June 30, 2008  19

Notes to Financial Statements (unaudited) (continued)

these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the

20  Janus Aspen Series  June 30, 2008

Portfolio’s own assumptions in determining the fair value of investments) . Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Portfolio intends to avail itself to the fair value option.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $21,861 was paid by the Trust during the six-month period ended June 30, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2008.

During the six-month period ended June 30, 2008 , Janus Capital reimbursed the Portfolio as a result of dilutions caused by certain trading and/or pricing errors as indicated in the table below. Reimbursements are included in “Payment from affiliate” on the Statements of Changes in Net Assets.

For the six-month period ended June 30, 2008

Portfolio

Janus Aspen Mid Cap Growth Portfolio – Institutional Shares	$1
Janus Aspen Mid Cap Growth Portfolio – Service Shares	1

For the six-month period ended June 30, 2008, Janus Capital assumed $39,515 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters

Janus Aspen Series  June 30, 2008  21

Notes to Financial Statements (unaudited) (continued)

discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/08

Janus Aspen Mid Cap Growth Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$63,257,972	$78,855,818	$272,026	$–
Janus Institutional Money Market Fund – Institutional Shares	79,099,285	77,972,285	67,649	1,127,000

	$142,357,257	$156,828,103	$339,675	$1,127,000

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	Appreciation

Janus Aspen Mid Cap Growth Portfolio	$819,960,114	$222,817,563	$(87,338,882)	$135,478,681

Net capital loss carryovers as of December 31, 2007 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2007

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Losses

Janus Aspen Mid Cap Growth Portfolio(1)	$(226,338,650)	$(53,089,575)	$(24,166,141)	$(303,594,366)

(1)	Capital loss carryover is subject to annual limitations.

22  Janus Aspen Series  June 30, 2008

During the year ended December 31, 2007, the following capital loss carryovers were utilized by the Portfolio as indicated in the table below.

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Mid Cap Growth Portfolio	$73,514,791

4.	Capital Share Transactions

	Janus Aspen
For the six-month period ended June 30, 2008 (unaudited) and	Mid Cap Growth
the fiscal year ended December 31, 2007	Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	832	1,523
Reinvested dividends and distributions	745	109
Shares repurchased	(1,473)	(3,335)
Net Increase/(Decrease) in Portfolio Shares	104	(1,703)
Shares Outstanding, Beginning of Period	14,164	15,867
Shares Outstanding, End of Period	14,268	14,164
Transactions in Portfolio Shares – Service Shares
Shares sold	1,429	3,322
Reinvested dividends and distributions	481	52
Shares repurchased	(1,708)	(1,810)
Net Increase/(Decrease) in Portfolio Shares	202	1,564
Shares Outstanding, Beginning of Period	9,469	7,905
Shares Outstanding, End of Period	9,671	9,469

5.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and option contracts) were as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Portfolio	Securities	of Securities	Obligations	Government Obligations

Janus Aspen Mid Cap Growth Portfolio	$306,677,531	$297,546,619	$–	$–

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of

Janus Aspen Series  June 30, 2008  23

Notes to Financial Statements (unaudited) (continued)

Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

24  Janus Aspen Series  June 30, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series  June 30, 2008  25

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

26  Janus Aspen Series  June 30, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

Janus Aspen Series  June 30, 2008  27

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

28  Janus Aspen Series  June 30, 2008

Notes

Janus Aspen Series  June 30, 2008  29

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market
Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/08)

C-0708-419	109-24-702 08-08

2008 Semiannual Report
Janus Aspen Series

Janus Aspen Mid Cap Value Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Schedule of Investments	16
Notes to Financial Statements	17
Additional Information	27
Explanations of Charts, Tables and Financial Statements	28

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s managers as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s managers in the Management Commentary are just that: opinions. They are a reflection of their best judgment at the time this report was compiled, which was June 30, 2008. As the investing environment changes, so could the managers’ opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative service fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired Portfolio fees and expenses, to certain limits until at least May 1, 2009. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectuses.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2008  1

Janus Aspen Mid Cap Value Portfolio

Portfolio Snapshot
This portfolio seeks to uncover fundamentally strong mid-sized companies with a catalyst for growth not yet recognized by the market.

Managed by Perkins, Wolf,
McDonnell and Company, LLC

Performance Overview

During the six months ended June 30, 2008, Janus Aspen Mid Cap Value Portfolio’s Institutional Shares and Service Shares returned -4.03% and -4.20%, respectively, outperforming the Portfolio’s benchmark, the Russell Midcap® Value Index, which returned -8.58%. The S&P MidCap 400 Index returned -3.90% and the S&P 500® Index returned -11.91% during the same period.

The concerns that we expressed in our last report severely impacted the market in the most recent six months. The problems of subprime lending, leverage and derivatives spread across financial markets. Credit availability became restricted, financial earnings suffered from huge write-offs, and investor confidence was shaken.

In general, our stocks held up relatively well compared to the benchmark because of a more risk-sensitive market that favored stocks with the characteristics we traditionally emphasize. We believe that in an uncertain financial environment it is likely that stocks with better balance sheets, strong free cash flow and valuations which incorporate more modest expectations will suffer less downside risk. These stocks may or may not fully participate in a short-term market rally, but we believe that by doing fairly well in the downturn, the likelihood is they will outperform over the full cycle. We are focused on the long-term and the favorable impact that preservation of capital can have on compounding returns for the Portfolio.

Holdings That Contributed to Performance

Strength in commodity prices was a help to our multi-year overweighted position versus the benchmark in energy – natural gas and crude oil prices were up over 70% and 40%, respectively, in the past six months. While energy prices could retrace some of this strength, we believe that prices will remain high because of tight supply. We still found attractive long-term value plays in the space, such as contributors Forest Oil, Southwestern Energy and Sandridge Energy, which are mostly natural gas focused. In addition to increasing our position in Sandridge Energy early in the period, we added to our holding in Forest Oil, as the company continues to transform itself into a steady organic growth company while maintaining what we feel are some of the best cost controls in the industry. In the second quarter of 2008, we were sellers of many of our exploration and production companies as their prices spiked. We invested some of these proceeds in refiners which had declined substantially as oil prices rallied.

Railroad stocks also outperformed, and our overweight in the group was a positive, as investors began rotating into stocks that have typically led during the early stages of an economic turnaround. Railroad company Kansas City Southern was a notable outperformer, up almost 30% for the period. In the materials sector, gold producer Goldcorp gained over 35% due to strength in gold prices. We reduced our positions in Kansas City and Goldcorp on this strong performance as we believe the risk/reward profile became less favorable.

Holdings That Detracted from Performance

Three of our five largest detractors were financial sector stocks. One of our best performers in the past, AllianceBernstein Holding, witnessed a correction of greater than 25% during the period after a modest near-term earnings shortfall due to reduced performance fees and general market weakness. We believe AllianceBernstein remains a growth franchise with good international exposure and we added to our holding. Regional banks Colonial BancGroup and SunTrust Banks also underperformed after suffering from real estate-related losses. While both companies have taken substantial write-downs, we believe that the value of their franchises and balance sheets are underestimated. Thus we added to our positions in these stocks. While we remain underweighted in financials, we have a substantial weighting of over 20% in this sector which is invested in what we believe to be high quality names. We recognize that there is still great uncertainty in many parts of this sector and will be monitoring it closely.

Packaging and building products manufacturer Temple-Inland was also penalized by the housing slowdown. The stock was the largest detractor in the materials sector for the period due to weakness in demand for building materials and continued increases in raw material prices. We added to our position in Temple-Inland on this weakness, as the fundamentals in the packaging industry remain solid and we believe the company has the ability to improve margins. We feel Temple-Inland has been trading at a substantial discount to its intrinsic value.

Merger and Acquisition Activity

As has been the case in each year other than 2002, merger and acquisition activity had a positive, although reduced, impact on the Portfolio. With the disruption in the credit markets, this activity nearly came to a halt in recent months. While we believe private equity activity is likely to decline from the

2  Janus Aspen Series  June 30, 2008

record levels seen in recent years, we also believe that strategic and/or foreign buyers could step in, as evidenced by United Technologies’ bid for Portfolio holding Diebold and Invitrogen’s offer to acquire Portfolio holding Applera Corp. – Applied Biosystems Group. This buyout activity is a reinforcement of our belief that our long-standing investment process is successful in identifying strong, attractively valued franchises.

Market Outlook

Over the six-month period we have remained over 90% invested despite near-term economic and market uncertainty as we believe we have found some good long-term values to replace stocks whose risk/reward relationships have become less favorable in our view. We generally characterize our purchases as having better-than-average balance sheets, a likelihood of positive free cash flow even if earnings disappoint, and stock prices that are near their 12-month lows reflecting reduced expectations. In many cases, these stocks have market capitalizations that are at the lower end of the mid-cap spectrum.

In terms of sector positioning, the relative exposures versus the benchmark remained as they have been for some time. At the end of June, we were overweight in energy, health care and information technology and underweight in consumer discretionary, financials and utilities. Because of mid-year rebalancing of the indices our overweighting in energy and underweighting in financials and consumer discretionary became more pronounced. The relative weightings are more a reflection of the number of attractively valued stock opportunities we find within a sector than any macro-influenced sector allocation decision.

The market has digested significant negative news and the U.S. Federal Reserve has been very aggressive in addressing the credit and housing financial problems. However, we suspect the economy and earnings could decline more than expected and, in any case, any recovery from the financial problems is likely to be slow. We believe the financial system’s leverage will take a long time to be rebalanced and is still subject to significant unanticipated shocks. In that context, the Portfolio has maintained its position in index puts. To date, this program has been about break-even, but it has tempered short-term volatility and we believe may be beneficial in a more severe downturn. We think this small investment in index puts is consistent with our sensitivity to the need to preserve capital and our objective of continuing to provide steady, above average long-term investment returns on both an absolute and relative basis. Please see “Notes to Financial Statements” for a discussion of derivatives used by the Portfolio.

Thank you for your investment in Janus Aspen Mid Cap Value Portfolio.

Janus Aspen Series  June 30, 2008  3

Janus Aspen Mid Cap Value Portfolio

Janus Aspen Mid Cap Value Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Forest Oil Corp.	0.62%
Sandridge Energy, Inc.	0.47%
Southwestern Energy Co.	0.42%
Goldcorp, Inc. (U.S. Shares)	0.41%
Kansas City Southern	0.33%

5 Bottom Performers – Holdings

Contribution

AllianceBernstein Holding L.P.	–0.52%
Colonial BancGroup, Inc.	–0.50%
SunTrust Banks, Inc.	–0.47%
Temple-Inland, Inc.	–0.40%
Health Net, Inc.	–0.37%

5 Top Performers – Sectors

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(% of Equities)	Index Weighting

Energy	2.88%	13.73%	9.34%
Utilities	0.27%	5.64%	14.40%
Industrials	0.13%	12.21%	10.42%
Materials	–0.25%	6.35%	7.06%
Consumer Staples	–0.29%	5.92%	7.57%

5 Bottom Performers – Sectors

		Portfolio Weighting	Russell Midcap® Value
	Portfolio Contribution	(% of Equities)	Index Weighting

Financials	–3.70%	23.79%	28.90%
Consumer Discretionary	–1.00%	10.29%	11.72%
Information Technology	–0.61%	8.84%	6.53%
Health Care	–0.54%	11.72%	2.33%
Telecommunication Services	–0.40%	1.51%	1.75%

4  Janus Aspen Series  June 30, 2008

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2008

Protective Life Corp. Life and Health Insurance	1.7%
AllianceBernstein Holding L.P. Investment Management and Advisory Services	1.6%
URS Corp. Engineering – Research and Development Services	1.6%
PPL Corp. Electric – Integrated	1.5%
Invesco, Ltd. (U.S. Shares) Investment Management and Advisory Services	1.5%

7.9%

Asset Allocation – (% of Net Assets)
As of June 30, 2008

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2008

As of December 31, 2007

Janus Aspen Series  June 30, 2008  5

Janus Aspen Mid Cap Value Portfolio

Performance

Average Annual Total Return – for the periods ended June 30, 2008					Expense Ratios – for the fiscal year ended December 31, 2007
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception	Operating Expenses	Operating Expenses

Janus Aspen Mid Cap Value Portfolio

Institutional Shares	-4.03%	-6.60%	13.95%	15.48%#	0.93%	0.93%(a)

Service Shares	-4.20%	-6.96%	13.56%	14.27%*	1.27%	1.27%(b)

Russell Midcap® Value Index	-8.58%	-17.09%	13.00%	14.30%**

Lipper Quartile – Institutional Shares	–	1st	1st	1st

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Mid-Cap Value Funds	–	1/71	1/54	1/53

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a) At December 31, 2007, Janus Capital contractually agreed to waive the Portfolio’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

(b) At December 31, 2007, Janus Capital has contractually agreed to waive the Portfolio’s total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2009. The expense waiver is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. Further information is available in the prospectus and Statement of Additional Information.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Detailed information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio’s total operating expenses did not exceed the expense limit so no waivers were in effect for the fiscal year ended December 31, 2007.

See important disclosures on the next page.

6  Janus Aspen Series  June 30, 2008

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

A Portfolio that invests in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, it may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

May 31, 2003 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	Service Shares inception date – December 31, 2002

#	Institutional Shares inception date – May 1, 2003

**	The Russell Midcap Value® Index’s since inception returns are calculated from December 31, 2002.

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$959.70	$5.55

Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.72

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$958.00	$7.25

Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.47

†	Expenses are equal to the annualized expense ratio of 1.14% for Institutional Shares and 1.49% for Service Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include effect of contractual waivers by Janus Capital.

Janus Aspen Series  June 30, 2008  7

Janus Aspen Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares/Principal/Contract Amounts		Value

Common Stock – 95.7%
Advertising Agencies – 0.5%
8,400	Omnicom Group, Inc.	$376,992
Aerospace and Defense – 0.8%
12,500	Rockwell Collins, Inc.	599,500
Agricultural Chemicals – 0.4%
2,200	Mosaic Co.*	318,340
Airlines – 0.7%
38,400	Southwest Airlines Co.	500,736
Applications Software – 0.5%
14,100	Intuit, Inc.*	388,737
Automotive – Truck Parts and Equipment – Original – 0.2%
2,600	Magna International, Inc. – Class A (U.S. Shares)	154,024
Beverages – Non-Alcoholic – 0.7%
8,400	PepsiCo, Inc.	534,156
Building – Residential and Commercial – 0.6%
12,300	Centex Corp.	164,451
25,300	Pulte Homes, Inc.	243,639
		408,090
Chemicals – Diversified – 0.4%
5,000	PPG Industries, Inc.	286,850
Chemicals – Specialty – 1.1%
16,700	Lubrizol Corp.	773,711
Coal – 0.4%
3,600	Arch Coal, Inc.#	270,108
Commercial Banks – 2.8%
28,000	BB&T Corp.#	637,560
5,400	City National Corp.	227,178
63,400	Colonial BancGroup, Inc.#	280,228
16,400	First Midwest Bancorp, Inc.	305,860
65,200	Synovus Financial Corp.#	569,196
		2,020,022
Computers – Integrated Systems – 1.7%
13,900	Diebold, Inc.	494,562
30,200	NCR Corp.*	761,040
		1,255,602
Consumer Products – Miscellaneous – 0.6%
7,400	Kimberly-Clark Corp.	442,372
Containers – Metal and Glass – 0.7%
10,000	Ball Corp.	477,400
Containers – Paper and Plastic – 0.7%
25,200	Pactiv Corp.*	534,996
Cosmetics and Toiletries – 0.6%
7,300	Procter & Gamble Co.	443,913
Data Processing and Management – 0.6%
9,700	Fair Issac Corp.	201,469
5,800	Fiserv, Inc.*	263,146
		464,615
Distribution/Wholesale – 1.5%
17,000	Tech Data Corp.*	576,130
6,600	W.W. Grainger, Inc.	539,880
		1,116,010
Diversified Operations – 1.7%
7,500	Dover Corp.	362,775
8,500	Illinois Tool Works, Inc.	403,835
12,400	Tyco International, Ltd.	496,496
		1,263,106
E-Commerce/Services – 0.7%
24,500	IAC/InterActiveCorp*	472,360
Electric – Integrated – 4.4%
28,000	DPL, Inc.#	738,640
9,400	PG&E Corp.	373,086
21,100	PPL Corp.	1,102,897
21,300	Public Service Enterprise Group, Inc.	978,309
		3,192,932
Electronic Components – Miscellaneous – 0.7%
56,300	Vishay Intertechnology, Inc.*	499,381
Electronic Components – Semiconductors – 0.7%
14,100	QLogic Corp.*	205,719
9,700	Texas Instruments, Inc.	273,152
		478,871
Electronic Connectors – 1.2%
23,800	Thomas & Betts Corp.*	900,830
Electronic Measuring Instruments – 0.7%
14,900	Agilent Technologies, Inc.*	529,546
Electronic Parts Distributors – 0.4%
10,500	Avnet, Inc.*	286,440
Engineering – Research and Development Services – 1.6%
26,800	URS Corp.*	1,124,796
Finance – Investment Bankers/Brokers – 0.5%
13,400	Raymond James Financial, Inc.#	353,626
Food – Miscellaneous/Diversified – 1.1%
7,800	Kellogg Co.	374,556
14,000	Kraft Foods, Inc. – Class A	398,300
		772,856
Food – Retail – 0.4%
10,700	Kroger Co.	308,909
Forestry – 0.6%
8,800	Weyerhaeuser Co.	450,032
Gas – Distribution – 0.6%
14,800	Southern Union Co.	399,896
Gold Mining – 1.2%
18,000	Goldcorp, Inc. (U.S. Shares)	831,060
Hotels and Motels – 0.5%
9,500	Starwood Hotels & Resorts Worldwide, Inc.	380,665
Human Resources – 1.2%
5,900	Manpower, Inc.	343,616
22,000	Robert Half International, Inc.	527,340
		870,956
Instruments – Scientific – 2.5%
20,700	Applera Corp. – Applied Biosystems Group	693,036
16,500	PerkinElmer, Inc.	459,525
12,200	Thermo Fisher Scientific, Inc.*	679,906
		1,832,467
Internet Infrastructure Equipment – 0.5%
19,400	Avocent Corp.*	360,840

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

As of June 30, 2008

Shares/Principal/Contract Amounts		Value

Internet Telephony – 0.3%
9,500	j2 Global Communications, Inc.*	$218,500
Investment Management and Advisory Services – 3.8%
21,000	AllianceBernstein Holding L.P.	1,148,280
2,200	Franklin Resources, Inc.	201,630
44,900	Invesco, Ltd. (U.S. Shares)	1,076,702
6,700	Legg Mason, Inc.	291,919
		2,718,531
Life and Health Insurance – 1.7%
31,600	Protective Life Corp.	1,202,380
Machinery – Farm – 0.3%
2,500	Deere & Co.	180,325
Medical – Drugs – 1.6%
13,500	Endo Pharmaceuticals Holdings, Inc.*	326,565
13,500	Forest Laboratories, Inc.*	468,990
8,000	Wyeth	383,680
		1,179,235
Medical – Generic Drugs – 0.9%
13,900	Barr Pharmaceuticals, Inc.*	626,612
Medical – HMO – 0.8%
7,200	Coventry Health Care, Inc.*	219,024
15,900	Health Net, Inc.*	382,554
		601,578
Medical – Wholesale Drug Distributors – 1.3%
17,700	Cardinal Health, Inc.	912,966
Medical Instruments – 0.4%
7,700	St. Jude Medical, Inc.*	314,776
Medical Labs and Testing Services – 1.1%
11,900	Laboratory Corporation of America Holdings*	828,597
Medical Products – 1.5%
12,600	Covidien, Ltd.	603,414
7,000	Zimmer Holdings, Inc.*	476,350
		1,079,764
Metal – Aluminum – 0.5%
10,400	Alcoa, Inc.	370,448
Motorcycle and Motor Scooter Manufacturing – 0.5%
10,000	Harley-Davidson, Inc.#	362,600
Multi-Line Insurance – 2.0%
4,600	Allstate Corp.	209,714
10,700	Loews Corp.	501,830
60,400	Old Republic International Corp.	715,136
		1,426,680
Multimedia – 1.3%
12,200	McGraw-Hill Companies, Inc.	489,464
15,800	Viacom, Inc. – Class B*	482,532
		971,996
Networking Products – 1.0%
37,100	Foundry Networks, Inc.*	438,522
10,700	Polycom, Inc.*	260,652
		699,174
Non-Hazardous Waste Disposal – 1.3%
16,800	Republic Services, Inc.	498,960
12,500	Waste Management, Inc.	471,375
		970,335
Office Automation and Equipment – 1.2%
14,000	Pitney Bowes, Inc.	477,400
27,100	Xerox Corp.	367,476
		844,876
Office Supplies and Forms – 0.4%
6,100	Avery Dennison Corp.	267,973
Oil – Field Services – 1.0%
4,661	Transocean, Inc.*	710,290
Oil and Gas Drilling – 0.8%
9,000	Noble Corp.	584,640
Oil Companies – Exploration and Production – 7.1%
11,200	Anadarko Petroleum Corp.	838,208
7,300	Bill Barrett Corp.*	433,693
2,700	Devon Energy Corp.	324,432
8,700	Equitable Resources, Inc.	600,822
13,100	Forest Oil Corp.*	975,949
4,800	Newfield Exploration Co.*	313,200
6,218	Noble Energy, Inc.	625,282
9,000	Sandridge Energy, Inc.*	581,220
9,700	Southwestern Energy Co.*	461,817
		5,154,623
Oil Companies – Integrated – 1.3%
3,200	Hess Corp.	403,808
10,500	Marathon Oil Corp.	544,635
		948,443
Oil Field Machinery and Equipment – 0.6%
4,900	National-Oilwell Varco, Inc.*	434,728
Oil Refining and Marketing – 1.8%
35,800	Frontier Oil Corp.	855,978
10,200	Valero Energy Corp.	420,036
		1,276,014
Paper and Related Products – 2.2%
12,100	Potlatch Corp.	545,952
11,700	Rayonier, Inc.	496,782
49,100	Temple-Inland, Inc.	553,357
		1,596,091
Pharmacy Services – 0.6%
15,800	Omnicare, Inc.	414,276
Pipelines – 2.2%
15,800	Kinder Morgan Energy Partners L.P.	880,534
16,100	Plains All American Pipeline L.P.	726,271
		1,606,805
Property and Casualty Insurance – 1.3%
10,800	Mercury General Corp.	504,576
22,700	Progressive Corp.	424,944
		929,520
Reinsurance – 1.3%
225	Berkshire Hathaway, Inc. – Class B*	902,700
REIT – Apartments – 0.9%
3,000	Avalonbay Communities, Inc.#	267,480
10,600	Equity Residential	405,662
		673,142
REIT – Diversified – 0.4%
8,100	Liberty Property Trust	268,515

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  9

Janus Aspen Mid Cap Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares/Principal/Contract Amounts		Value

REIT – Mortgage – 0.3%
9,900	Redwood Trust, Inc.#	$225,621
REIT – Office Property – 1.2%
4,500	Alexandria Real Estate Equities, Inc.#	438,030
5,500	SL Green Realty Corp.#	454,960
		892,990
REIT – Regional Malls – 0.4%
5,200	Macerich Co.	323,076
REIT – Warehouse/Industrial – 1.0%
5,700	AMB Property Corp.	287,166
8,200	ProLogis	445,670
		732,836
Retail – Apparel and Shoe – 1.1%
41,500	American Eagle Outfitters, Inc.	565,645
14,600	Liz Claiborne, Inc.	206,590
		772,235
Retail – Auto Parts – 1.1%
13,300	Advance Auto Parts, Inc.	516,439
11,800	O’Reilly Automotive, Inc.*	263,730
		780,169
Retail – Drug Store – 0.8%
14,010	CVS/Caremark Corp.	554,376
Retail – Major Department Stores – 0.9%
18,700	J.C. Penney Company, Inc.	678,623
Retail – Office Supplies – 0.8%
23,300	Office Depot, Inc.*	254,902
12,800	Staples, Inc.	304,000
		558,902
Retail – Regional Department Stores – 0.3%
11,400	Macy’s, Inc.	221,388
Retail – Restaurants – 0.4%
9,600	Darden Restaurants, Inc.	306,624
Savings/Loan/Thrifts – 1.2%
55,800	People’s United Financial, Inc.	870,480
Schools – 0.4%
5,800	Apollo Group, Inc. – Class A*	256,708
Semiconductor Components/Integrated Circuits – 0.7%
15,800	Analog Devices, Inc.	501,966
Semiconductor Equipment – 0.6%
12,100	Applied Materials, Inc.	230,989
5,800	Lam Research Corp.*	209,670
		440,659
Super-Regional Banks – 0.9%
18,800	SunTrust Banks, Inc.#	680,936
Telecommunication Equipment – 0.5%
6,800	Harris Corp.	343,332
Telecommunication Services – 0.5%
8,300	Embarq Corp.	392,341
Telephone – Integrated – 1.0%
19,600	CenturyTel, Inc.	697,564
Transportation – Railroad – 1.0%
9,700	Kansas City Southern*	426,703
5,000	Norfolk Southern Corp.	313,350
		740,053
Transportation – Truck – 0.5%
11,400	J.B. Hunt Transport Services, Inc.#	379,392

Total Common Stock (cost $68,976,238)		69,303,147

Purchased Options – Puts – 0.8%
64	iShares Russell Mid-Cap Value Index expires July 2008 exercise price $136.38**	57,088
31	iShares Russell Mid-Cap Value Index expires August 2008 exercise price $136.71**	32,767
62	iShares Russell Mid-Cap Value Index expires October 2008 exercise price $135.29**	67,270
62	iShares Russell Mid-Cap Value Index expires November 2008 exercise price $136.71**	79,361
62	iShares Russell Mid-Cap Value Index expires November 2008 exercise price $137.51**	78,926
1,345	Russell Mid-Cap Value Index expires July 2008 exercise price $980.41**	25,561
874	Russell Mid-Cap Value Index expires July 2008 exercise price $990.46	20,918
8	Russell Mid-Cap Value Index expires August 2008 exercise price $1047.10**	57,822
8	Russell Mid-Cap Value Index expires September 2008 exercise price $1010.00**	52,368
8	Russell Mid-Cap Value Index expires November 2008 exercise price $1018.33**	61,760
5,244	S&P Mid Cap 400 Index expires September 2008 exercise price $154.44**	48,822

Total Purchased Options – Puts (premiums paid $451,135)		582,663

Repurchase Agreement – 4.2%
$3,018,000	ING Financial Markets LLC, 1.75% dated 6/30/08, maturing 7/1/08 to be repurchased at $3,018,147 collateralized by $2,958,691 in U.S. Treasuries 0% – 10.625%, 11/13/08 – 5/15/17 with a value of $3,078,396 (cost $3,018,000)	3,018,000

See Notes to Schedule of Investments and Financial Statements.

10  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

As of June 30, 2008

Shares/Principal/Contract Amounts		Value

Other Securities – 5.6%
641,693	Allianz Dresdner Daily Asset Fund†	$641,693
1,132,533	Repurchase Agreements†	1,132,533
2,258,344	Time Deposits†	2,258,344

Total Other Securities (cost $4,032,570)		4,032,570

Total Investments (total cost $76,477,943) – 106.3%		76,936,380

Liabilities, net of Cash, Receivables and Other Assets – (6.3)%		(4,536,766)

Net Assets – 100%		$72,399,614

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bermuda	$2,176,612	2.8%
Canada	985,084	1.3%
Cayman Islands	1,294,930	1.7%
United States††	72,479,754	94.2%

Total	$76,936,380	100.0%

††	Includes Short-Term Securities and Other Securities (85.0% excluding Short-Term Securities and Other Securities)

Schedule of Written Options – Puts	Value

iShares Russell Midcap® Value Index expires July 2008 32 contracts exercise price $122.74	$(5,568)
iShares Russell Midcap® Value Index expires August 2008 31 contracts exercise price $123.57	(10,292)
iShares Russell Midcap® Value Index expires October 2008 62 contracts exercise price $121.48	(29,388)
iShares Russell Midcap® Value Index expires November 2008 62 contracts exercise price $123.48	(37,014)
iShares Russell Midcap® Value Index expires November 2008 62 contracts exercise price $123.57	(37,262)
Russell Midcap® Value Index expires July 2008 896 contracts exercise price $880.37	(1,942)
Russell Midcap® Value Index expires August 2008 8 contracts exercise price $940.25	(14,990)
Russell Midcap® Value Index expires September 2008 4 contracts exercise price $910.00	(8,816)
Russell Midcap® Value Index expires November 2008 8 contracts exercise price $914.42	(27,744)
S&P MidCap 400 Index expires September 2008 5,244 contracts exercise price $138.68	(17,620)

Total Written Options – Puts
(Premiums received $130,387)	$(190,636)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  11

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2008 (unaudited)	Mid Cap Value
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost(1)	$76,478
Unaffiliated Investments at value(1)	$76,936
Cash	37
Receivables:
Investments sold	496
Portfolio shares sold	49
Dividends	93
Interest	6
Non-interested Trustees’ deferred compensation	1
Total Assets	77,618
Liabilities:
Payables:
Options written, at value (premiums received $130)	191
Collateral for securities loaned (Note 1)	4,033
Investments purchased	478
Portfolio shares repurchased	351
Dividends and distributions	3
Advisory fees	53
Transfer agent fees and expenses	1
Distribution fees – Service Shares	13
Administrative service fees – Service Shares	7
Non-interested Trustees’ deferred compensation fees	1
Accrued expenses and other payables	87
Total Liabilities	5,218
Net Assets	$72,400
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$71,383
Undistributed net investment income/(loss)*	173
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	446
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	398
Total Net Assets	$72,400
Net Assets – Institutional Shares	$12,759
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	893
Net Asset Value Per Share	$14.29
Net Assets – Service Shares	$59,641
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	4,205
Net Asset Value Per Share	$14.18

*	See Note 3 in Notes to Financial Statements.
(1)	Investments at cost and value include $3,922,319 of securities loaned (Note 1).

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2008

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Mid Cap Value
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$23
Securities lending income	26
Dividends	727
Foreign tax withheld	(1)
Total Investment Income	775
Expenses:
Advisory fees	291
Transfer agent fees and expenses	3
Registration fees	14
Custodian fees	14
Professional fees	55
Non-interested Trustees’ fees and expenses	2
Distribution fees – Service Shares	75
Administrative service fees – Service Shares	30
Printing fees	22
Other expenses	16
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	522
Expense and Fee Offset	–
Net Expenses	522
Net Investment Income/(Loss)	253
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	2,651
Net realized gain/(loss) from options contracts	(405)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(5,780)
Net Gain/(Loss) on Investments	(3,534)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(3,281)

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  13

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Mid Cap Value
and for the fiscal year ended December 31, 2007	Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$253	$1,120
Net realized gain/(loss) from investment and foreign currency transactions	2,651	8,859
Net realized gain/(loss) from options contracts	(405)	90
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(5,780)	(4,049)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,281)	(188)
Dividends and Distributions to Shareholders:
Net investment income *
Institutional Shares	(23)	(205)
Service Shares	(56)	(872)
Net realized gain/(loss) from investment transactions*
Institutional Shares	(1,417)	(654)
Service Shares	(6,678)	(3,523)
Net (Decrease) from Dividends and Distributions	(8,174)	(5,254)
Capital Share Transactions:
Shares sold
Institutional Shares	4,198	5,736
Service Shares	5,500	7,200
Reinvested dividends and distributions
Institutional Shares	1,440	859
Service Shares	6,734	4,396
Shares repurchased
Institutional Shares	(3,692)	(5,098)
Service Shares	(6,764)	(17,864)
Net Increase/(Decrease) from Capital Share Transactions	7,416	(4,771)
Net Increase/(Decrease) in Net Assets	(4,039)	(4,005)
Net Assets:
Beginning of period	76,439	80,444
End of period	$72,400	$76,439

Undistributed net investment income/(loss)*	$173	$(1)

*See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

14  Janus Aspen Series  June 30, 2008

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Mid Cap Value Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003(1)

Net Asset Value, Beginning of Period	$16.77	$16.64	$15.32	$15.54	$13.61	$10.07
Income from Investment Operations:
Net investment income/(loss)	.06	.27	.20	.19	.04	.03
Net gain/(loss) on securities (both realized and unrealized)	(.73)	.99	2.06	1.31	2.39	3.54
Total from Investment Operations	(.67)	1.26	2.26	1.50	2.43	3.57
Less Distributions and Other:
Dividends (from net investment income)*	(.03)	(.27)	(.20)	(.13)	(.04)	(.03)
Distributions (from capital gains)*	(1.78)	(.86)	(.74)	(1.59)	(.46)	–
Payment from affiliate	–	–	–	– (2)	–	–
Total Distributions and Other	(1.81)	(1.13)	(.94)	(1.72)	(.50)	(.03)
Net Asset Value, End of Period	$14.29	$16.77	$16.64	$15.32	$15.54	$13.61
Total Return**	(4.03)%	7.42%	15.42%	10.43%(3)	18.19%	35.41%
Net Assets, End of Period (in thousands)	$12,759	$12,758	$11,227	$9,922	$10,099	$6,070
Average Net Assets for the Period (in thousands)	$13,015	$13,220	$9,223	$10,160	$8,108	$4,457
Ratio of Gross Expenses to Average Net Assets***(4)	1.14%	0.92%	0.94%	0.87%	1.01%	1.25%
Ratio of Net Expenses to Average Net Assets***(4)	1.14%	0.91%	0.94%	0.86%	1.01%	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.95%	1.66%	1.45%	1.16%	0.31%	0.46%
Portfolio Turnover Rate***	103%	83%	89%	74%	92%	120%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Mid Cap Value Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$16.67	$16.56	$15.26	$15.52	$13.61	$10.00
Income from Investment Operations:
Net investment income/(loss)	.05	.22	.14	.11	–	.02
Net gain/(loss) on securities (both realized and unrealized)	(.74)	.97	2.06	1.32	2.37	3.60
Total from Investment Operations	(.69)	1.19	2.20	1.43	2.37	3.62
Less Distributions and Other:
Dividends (from net investment income)*	(.02)	(.22)	(.16)	(.10)	–	(.01)
Distributions (from capital gains)*	(1.78)	(.86)	(.74)	(1.59)	(.46)	–
Payment from affiliate	–	–	–	– (2)	–	–
Total Distributions and Other	(1.80)	(1.08)	(.90)	(1.69)	(.46)	(.01)
Net Asset Value, End of Period	$14.18	$16.67	$16.56	$15.26	$15.52	$13.61
Total Return**	(4.20)%	7.04%	15.06%	9.93%(3)	17.79%	36.24%
Net Assets, End of Period (in thousands)	$59,641	$63,681	$69,217	$46,394	$31,465	$23,628
Average Net Assets for the Period (in thousands)	$60,693	$68,765	$58,793	$36,590	$25,782	$14,025
Ratio of Gross Expenses to Average Net Assets***(4)	1.49%	1.26%	1.30%	1.22%	1.36%	1.50%
Ratio of Net Expenses to Average Net Assets***(4)	1.49%	1.26%	1.30%	1.22%	1.36%	1.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.63%	1.31%	1.08%	0.86%	(0.05)%	0.20%
Portfolio Turnover Rate***	103%	83%	89%	74%	92%	120%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Fiscal period from May 1, 2003 (inception date) through December 31, 2003.
(2)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3)	During the fiscal year or period ended, Janus Capital Management LLC (“Janus Capital”) and/or Janus Services LLC fully reimbursed the Fund for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.
(4)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  15

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Mid-Cap Value Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. Equity performance.

S&P MidCap 400 Index	An unmanaged group of 400 domestic stocks chosen for their market size, liquidity and industry group representation.

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales and/or securities with extended settlement dates.
#	Loaned security; a portion or all of the security is on loan at June 30, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Mid Cap Value Portfolio	$69,303,147	$7,050,570	$–

Investments in Purchased Options:
Janus Aspen Mid Cap Value Portfolio	–	582,663	–

Other Financial Instruments(a):
Janus Aspen Mid Cap Value Portfolio	–	(190,636)	–

(a)	Other Financial Instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options and swap contracts are reported at their market value at measurement date.

Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, option contracts, short sales and/or securities with extended settlement dates as of June 30, 2008 is noted below.

Portfolio	Aggregate Value

Janus Aspen Mid Cap Value Portfolio	$498,483

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

16  Janus Aspen Series  June 30, 2008

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Mid Cap Value Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers sixteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers two classes of shares: Institutional Shares and Service Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other

Janus Aspen Series  June 30, 2008  17

Notes to Financial Statements (unaudited) (continued)

financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital Management LLC (“Janus Capital”) makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2008, the Portfolio had on loan securities valued as indicated:

Value at
Portfolio	June 30, 2008

Janus Aspen Mid Cap Value Portfolio	$3,922,319

As of June 30, 2008, the Portfolio received cash collateral for securities lending activity as indicated:

Cash Collateral at
Portfolio	June 30, 2008

Janus Aspen Mid Cap Value Portfolio	$4,032,570

As of June 30, 2008, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, unless noted in the following tables:

Time Deposits at
Portfolio	June 30, 2008

Janus Aspen Mid Cap Value Portfolio	$2,258,344

Repurchase Agreements at
Portfolio	June 30, 2008

Janus Aspen Mid Cap Value Portfolio	$1,132,533

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds.

Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to

18  Janus Aspen Series  June 30, 2008

meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may enter into swap agreements to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The Portfolio recognized realized gains/(losses) for written options during the six-month period ended June 30, 2008 as indicated in the table below:

Portfolio	Gains/(Losses)

Janus Aspen Mid Cap Value Portfolio	$59,063

Janus Aspen Series  June 30, 2008  19

Notes to Financial Statements (unaudited) (continued)

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Written option activity for the six-month period ended June 30, 2008 is indicated in the table below:

	Number of	Premiums
Put Options	Contracts	Received

Janus Aspen Mid Cap Value Portfolio
Options outstanding at December 31, 2007	5,643	$176,165
Options written	13,617	333,324
Options closed	(6,546)	(188,900)
Options expired	(6,305)	(190,202)
Options exercised	–	–

Options outstanding at June 30, 2008	6,409	$130,387

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to

20  Janus Aspen Series  June 30, 2008

the expenses the Portfolio bears directly in connection with its own operations.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Janus Aspen Series  June 30, 2008  21

Notes to Financial Statements (unaudited) (continued)

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) . Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Portfolio intends to avail itself to the fair value option.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.64%.

Janus Capital has agreed until at least May 1, 2009 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed an annual rate of 1.24% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

For the Portfolio, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the previous paragraph. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark, as shown below:

Portfolio	Benchmark Index

Janus Aspen Mid Cap Value Portfolio	Russell Midcap® Value Index

Only the base fee rate applied until February 2007 for the Portfolio, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Portfolio consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”)

22  Janus Aspen Series  June 30, 2008

calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for the Portfolio. No Performance Adjustment will be applied unless the difference between the Portfolio’s investment performance and the investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Portfolio’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Portfolio’s Service Shares for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the investment record of its benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectus and statement of additional information contains additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment. During the six-month period ended June 30, 2008, the Portfolio recorded a positive Performance Adjustment of $56,605.

Perkins, Wolf, McDonnell and Company, LLC. (“Perkins”) serves as subadviser to the Portfolio. As compensation for its services, Perkins receives directly from the Portfolio a fee equal to 50% of Janus Capital’s management fee (net of any reimbursement of expenses incurred or fees waived by Janus Capital). Janus Capital has a 30% ownership stake in Perkins’ investment advisory business.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Capital receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $21,861 was paid by the Trust during the six-month period ended June 30, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the

Janus Aspen Series  June 30, 2008  23

Notes to Financial Statements (unaudited) (continued)

six-month period ended June 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2008.

For the six-month period ended June 30, 2008, Janus Capital assumed $39,515 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Mid Cap Value Portfolio	$76,662,518	$8,646,027	$(8,372,165)	$273,862

Net capital loss carryovers as of December 31, 2007 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2007			Accumulated
Portfolio	December 31, 2009	December 31, 2010	Capital Losses

Janus Aspen Mid Cap Value Portfolio(1)	$(1,280,084)	$(640,042)	$(1,920,126)

(1)	Capital loss carryover is subject to annual limitations.

During the year ended December 31, 2007, the following capital loss carryovers were utilized by the Portfolio as indicated in the table below.

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Mid Cap Value Portfolio	$640,042

24  Janus Aspen Series  June 30, 2008

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2008 (unaudited) and each fiscal year ended December 31

	Institutional Shares						Service Shares
Portfolio	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(2)	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003

Janus Aspen Mid Cap Value Portfolio	1.14%	0.92%	0.94%	0.87%	1.01%	1.36%	1.49%	1.26%	1.30%	1.22%	1.36%	1.90%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(2)	Fiscal period from May 1, 2003 (inception date) through December 31, 2003.

5.	Capital Share Transactions

For the six-month period ended June 30, 2008 (unaudited) and
the fiscal year ended December 31, 2007	Janus Aspen Mid Cap Value Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	254	330
Reinvested dividends and distributions	100	50
Shares repurchased	(222)	(294)
Net Increase/(Decrease) in Portfolio Shares	132	86
Shares Outstanding, Beginning of Period	761	675
Shares Outstanding, End of Period	893	761
Transactions in Portfolio Shares – Service Shares
Shares sold	330	418
Reinvested dividends and distributions	473	254
Shares repurchased	(417)	(1,034)
Net Increase/(Decrease) in Portfolio Shares	386	(362)
Shares Outstanding, Beginning of Period	3,819	4,181
Shares Outstanding, End of Period	4,205	3,819

6.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and option contracts) were as follows:

Proceeds from
			Purchases of	Sales of
		Proceeds from	Long-Term	Long-Term
	Purchases of	Sales of	U.S. Government	U.S. Government
Portfolio	Securities	Securities	Obligations	Obligations

Janus Aspen Mid Cap Value Portfolio	$36,236,431	$38,115,173	$–	$–

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the

Janus Aspen Series  June 30, 2008  25

Notes to Financial Statements (unaudited) (continued)

federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

26  Janus Aspen Series  June 30, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series  June 30, 2008  27

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

28  Janus Aspen Series  June 30, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

Janus Aspen Series  June 30, 2008  29

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

30  Janus Aspen Series  June 30, 2008

Notes

Janus Aspen Series  June 30, 2008  31

Notes

32  Janus Aspen Series  June 30, 2008

Notes

Janus Aspen Series  June 30, 2008  33

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market
Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/08)

C-0708-419	109-24-719 08-08

2008 Semiannual Report
Janus Aspen Series

Janus Aspen Money Market Portfolio

Look Inside. . .
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Fund Report	1
Schedule of Investments	3
Statement of Assets and Liabilities	4
Statement of Operations	5
Statement of Changes in Net Assets	6
Financial Highlights	7
Notes to Schedule of Investments	8
Notes to Financial Statements	9
Additional Information	14
Explanations of Charts, Tables and Financial Statements	15

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Useful Information About Your Portfolio Report

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears on page 2 of this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has agreed to waive one-half of its advisory fee for the Portfolio. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Expenses in the example reflect application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2008  1

Janus Aspen Money Market Portfolio (unaudited)

Craig Jacobson
co-portfolio manager
Eric Thorderson
co-portfolio manager

Average Annual Total Return
For the Periods Ended June 30, 2008

Institutional Shares
Fiscal Year-to-Date	1.27%
1 Year	3.67%
5 Year	3.04%
10 Year	3.54%
Since Inception (May 1, 1995)	3.94%

Seven-Day Current Yield
Institutional Shares
With Reimbursement	1.87%
Without Reimbursement	1.79%

Expense Ratios
For the Fiscal Year ended December 31, 2007

Institutional Shares
Total Annual Fund Operating Expenses	0.97%

Data presented represents past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Janus Capital has agreed to waive the Portfolio’s total operating expenses (excluding brokerage commissions, interest, dividends, taxes and extraordinary expenses) to the extent the Portfolio’s Total Annual Fund Operating Expenses exceed 0.50%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. Returns and yields shown include fee waivers, if any, and without such waivers, yields and returns would have been lower.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains.

The yield more closely reflects the current earnings of Money Market Portfolio than the return.

See Notes to Schedule of Investments and Financial Statements.

See “Explanations of Charts, Tables and Financial Statements.”

Portfolio Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$1,012.70	$2.50

Hypothetical (5% return before expenses)	$1,000.00	$1,022.38	$2.51

†	Expenses are equal to the annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of voluntary waivers by Janus Capital.

2  Janus Aspen Series  June 30, 2008

Janus Aspen Money Market Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Principal Amount		Value

Commercial Paper – 24.9%
$600,000	Atlantic Asset Securitization LLC 2.8406%, 8/15/08 (Section 4(2))	$597,937
500,000	Bryant Park Funding LLC 2.9506%, 7/28/08 (Section 4(2))	498,949
600,000	Gotham Funding Corp. 2.8954%, 9/4/08 (Section 4(2))	596,966
600,000	Manhattan Asset Funding Company LLC 3.1032%, 8/14/08 (Section 4(2))	597,800
600,000	Scaldis Capital LLC 3.1071%, 9/12/08 (Section 4(2))	596,349
500,000	Thames Asset Global Securitization No. 1, Inc. 3.024%, 7/25/08 (Section 4(2))	499,026
600,000	Three Pillars Funding LLC 2.8906%, 7/24/08 (Section 4(2))	598,926
600,000	Ticonderoga Funding LLC 2.8174%, 7/25/08 (144A)	598,908
600,000	Victory Receivables Corp. 2.8911%, 7/28/08 (Section 4(2))	598,740

Total Commercial Paper (amortized cost $5,183,601)		5,183,601

Repurchase Agreement – 20.2%
4,200,000	Lehman Brothers, Inc., 2.60% dated 6/30/08, maturing 7/1/08 to be repurchased at $4,200,303 collateralized by $29,500,202 in U.S. Government Agencies 5.00% – 9.50%, 6/1/22 – 4/1/38 with a value of $4,284,016 (amortized cost $4,200,000)	4,200,000

Taxable Variable Rate Demand Notes – 9.4%
200,000	Anaheim California Housing Authority Multifamily Housing Revenue (Cobblestone), 2.58%, 3/15/33	200,000
300,000	Anaheim California Housing Authority Multifamily Housing Revenue (Cobblestone), 2.58%, 7/15/33	300,000
570,000	Arapahoe County, Colorado, Industrial Development Revenue (Cottrell), Series B, 2.60%, 10/1/19	570,000
400,000	California Infrastructure and Economic Development, 2.68%, 7/1/33	400,000
225,000	California Statewide Communities Development Authority, 2.58%, 3/15/33	225,000
250,000	Sacramento California Redevelopment Agency, 2.58%, 1/15/36	250,000

Total Taxable Variable Rate Demand Notes (amortized cost $1,945,000)		1,945,000

U.S. Government Agency Notes – 44.7%
2,000,000	Fannie Mae, 2.59%, 7/2/08	1,999,856
4,700,000	Federal Home Loan Discount Note 2.10%, 7/2/08	4,699,726
600,000	Federal Home Loan Discount Note 1.95%, 7/18/08	599,249
$2,000,000	Freddie Mac, 2.2256%, 7/1/08	2,000,000

Total U.S. Government Agency Notes (amortized cost $9,298,831)		9,298,831

Total Investments (total amortized cost $20,627,432) – 99.2%		20,627,432

Cash, Receivables and Other Assets, net of Liabilities – 0.8%		159,855

Net Assets – 100%		$20,787,287

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  3

Statement of Assets and Liabilities

As of June 30, 2008 (unaudited)	Janus Aspen
(all numbers in thousands except net asset value per share)	Money Market Portfolio

Assets:
Investments at amortized cost	$16,427
Repurchase agreement	4,200
Cash	69
Receivables:
Portfolio shares sold	124
Interest	6
Non-interested Trustees’ deferred compensation	1
Other assets	–
Total Assets	20,827
Liabilities:
Payables:
Dividends and distributions	2
Advisory fees	1
Printing expenses	16
Professional fees	5
Transfer agent fees and expenses	1
Registration fees	4
System fees	4
Legal fees	5
Non-interested Trustees’ deferred compensation fees	1
Accrued expenses and other payables	1
Total Liabilities	40
Net Assets	$20,787
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$20,781
Undistributed net investment income/(loss)*	–
Undistributed net realized gain/(loss) from investments*	6
Unrealized appreciation/(depreciation) of non-interested Trustees’ deferred compensation	–
Total Net Assets	$20,787
Net Assets – Institutional Shares	$20,787
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	20,780
Net Asset Value Per Share	$1.00

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

4  Janus Aspen Series  June 30, 2008

Statement of Operations

For the six-month period ended June 30, 2008 (unaudited)	Janus Aspen
(all numbers in thousands)	Money Market Portfolio

Investment Income:
Interest	$304
Total Investment Income	304
Expenses:
Advisory fees	25
Transfer agent fees and expenses	2
Registration fees	13
Custodian fees	6
Printing expenses	14
Professional fees	11
System fees	7
Legal fees	2
Non-interested Trustees’ fees and expenses	3
Other expenses	4
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	87
Expense and Fee Offset	–
Net Expenses	87
Less: Excess Expense Reimbursement	(37)
Net Expenses after Expense Reimbursement	50
Net Investment Income/(Loss)	254
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions	3
Net Gain/(Loss) on Investments	3
Net Increase/(Decrease) in Net Assets Resulting from Operations	$257

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  5

Statements of Changes in Net Assets

For the six-month period ended June 30, 2008 (unaudited)	Janus Aspen
and for the fiscal year ended December 31, 2007	Money Market Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$254	$736
Net realized gain/(loss) from securities transactions	3	4
Net Increase/(Decrease) in Net Assets Resulting from Operations	257	740
Dividends and Distributions to Shareholders:
Net investment income *
Institutional Shares	(254)	(736)
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Net Decrease from Dividends and Distributions	(254)	(736)
Capital Share Transactions:
Shares sold
Institutional Shares	9,626	18,365
Reinvested dividends and distributions
Institutional Shares	254	736
Shares repurchased
Institutional Shares	(5,826)	(14,831)
Net Increase/(Decrease) from Capital Share Transactions	4,054	4,270
Net Increase/(Decrease) in Net Assets	4,057	4,274
Net Assets:
Beginning of period	16,730	12,456
End of period	$20,787	$16,730

Undistributed net investment income/(loss)*	$–	$–

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

6  Janus Aspen Series  June 30, 2008

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Money Market Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income/(loss)	.01	.05	.05	.03	.01	.01
Net gain/(loss) on securities (both realized and unrealized)	–	–	–	–	–	–
Total from Investment Operations	.01	.05	.05	.03	.01	.01
Less Distributions and Other:
Dividends (from net investment income)*	(.01)	(.05)	(.05)	(.03)	(.01)	(.01)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions and Other	(.01)	(.05)	(.05)	(.03)	(.01)	(.01)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	1.27%	4.87%	4.73%	2.94%	1.09%	0.86%
Net Assets, End of Period (in thousands)	$20,787	$16,730	$12,456	$10,360	$12,138	$20,761
Average Net Assets for the Period (in thousands)	$19,990	$15,501	$12,305	$12,086	$14,396	$31,124
Ratio of Gross Expenses to Average Net Assets***(1)	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Expenses to Average Net Assets***(1)	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.56%	4.75%	4.65%	2.87%	1.04%	0.87%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	See Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  7

Notes to Schedule of Investments (unaudited)

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary as of June 30, 2008

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Money Market Portfolio	$–	$20,627,432	$–

The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rates in the security description are as of June 30, 2008.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by the Portfolio are fully collateralized, and such collateral is in the possession of the Portfolio’s custodian or subcustodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

8  Janus Aspen Series  June 30, 2008

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Money Market Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers sixteen Portfolios with differing investment objectives and policies. The Portfolio invests primarily in short-term money market securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Institutional Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Investments held by the Portfolio with maturities over 60 days are valued at market value. Short-term securities with maturities of 60 days or less are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. If management believes that such valuation does not reflect the securities’ fair value, these securities may be valued at fair value as determined in good faith under procedures established by the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or nonpublic securities. Restricted and illiquid securities are valued in accordance with procedures established by the Portfolio’s Trustees.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds.

Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains

Janus Aspen Series  June 30, 2008  9

Notes to Financial Statements (unaudited) (continued)

distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) . Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Portfolio intends to avail itself to the fair value option.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal

10  Janus Aspen Series  June 30, 2008

years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.25%.

Janus Capital has agreed to waive the Portfolio’s total operating expenses (excluding brokerage commissions, interest, taxes and extraordinary expenses) to the extent the Portfolio’s Total Annual Fund Operating Expenses exceed 0.50%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $21,861 was paid by the Trust during the six-month period ended June 30, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2008.

For the six-month period ended June 30, 2008, Janus Capital assumed $39,515 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 6. These non-recurring costs were allocated to all Funds based upon the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

Janus Aspen Series  June 30, 2008  11

Notes to Financial Statements (unaudited) (continued)

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2008 (unaudited) and each fiscal year ended December 31

	Institutional Shares
Portfolio	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003

Janus Aspen Money Market Portfolio	0.88%	0.97%	1.34%	0.86%	0.98%	0.78%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5.	Capital Share Transactions

For the six-month period ended June 30, 2008 (unaudited) and the fiscal year ended December 31, 2007	Janus Aspen Money Market Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	9,626	18,365
Reinvested dividends and distributions	253	736
Shares repurchased	(5,825)	(14,831)
Net Increase/(Decrease) in Portfolio Shares	4,054	4,270
Shares Outstanding, Beginning of Period	16,726	12,456
Shares Outstanding, End of Period	20,780	16,726

6.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b)

12  Janus Aspen Series  June 30, 2008

of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  June 30, 2008  13

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

14  Janus Aspen Series  June 30, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and/or Janus Services and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (commercial paper, demand notes, U.S. Government notes, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. Investments held by the Portfolio with maturities over 60 days are valued at market value. Short-term investments maturing within 60 days are valued using the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein.

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses and gains and losses on securities.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio realizes a gain (or loss) when it sells its position in a particular security.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice

Janus Aspen Series  June 30, 2008  15

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size and expense ratios.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

16  Janus Aspen Series  June 30, 2008

Notes

Janus Aspen Series  June 30, 2008  17

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market
Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/08)

C-0708-419	109-24-708 08-08

2008 Semiannual Report
Janus Aspen Series

Janus Aspen Small Company Value Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Schedule of Investments	14
Notes to Financial Statements	15
Additional Information	24
Explanations of Charts, Tables and Financial Statements	25

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of the manager’s best judgment at the time this report was compiled, which was June 30, 2008. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares only); administrative services fees (applicable to Service Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Janus Capital Management LLC (“Janus Capital”) has contractually agreed to waive the Portfolio’s total operating expenses, excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative service fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to, acquired fund fees and expenses, to certain limits until at least May 1, 2009. Expenses in the example reflect the application of this waiver. Had the waiver not been in effect, your expenses would have been higher. More information regarding the waiver is available in the Portfolio’s prospectus.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2008  1

Janus Aspen Small Company Value Portfolio (unaudited)

Portfolio Snapshot
This portfolio searches for small, out of favor companies misunderstood by the broader investment community.

Jakob Holm
portfolio manager

Performance Overview

During the six-month period ended June 30, 2008, your Janus Aspen Small Company Value Portfolio Service Shares returned -9.94%, approximately in line with that of the Russell 2000® Value Index, which returned -9.84%. We do not think these numbers illustrate the violent nature of the bear market into which we have plunged. Following gyrations up and down, small-cap value stocks were flat for the year toward the end of May. However, June turned into a rout, firmly sending the equity market into bearish territory. Small-cap value stocks proceeded to shed 9.60% during June. During the past 12-month period small-cap value stocks have declined 21.63% (using the Russell 2000® Value Index as a proxy), while your Portfolio has suffered a decline of 19.24%. Small-cap stocks found themselves embroiled in a losing battle with the equity bear since last summer when the credit crisis erupted. All in all, small-cap value stocks have declined roughly 30% since last summer.

Economic Overview

The list of issues weighing on the mind of equity investors is long and substantial, but essentially falls into a couple of main categories: The credit crisis, the financial health of the U.S. consumer and inflation.

The credit crisis started as the housing bubble that burst, but has since evolved into a much broader crisis affecting our financial institutions. The whispers of the possibility of a systemic collapse drove wild swings in the prices of financial stocks. Worries about declining real estate value, bad loans in every shape and form, exposure to credit default swaps and CDOs (collateralized debt obligations) all revolved around capital adequacy. As a result, financial stocks have been bearing the brunt of this downturn in the stock market. We continued to dig through the rubble of financial institutions, looking for values. We do not profess to know when the credit crisis will have run its course but in our view an increasing number of financial stocks have recently traded at interesting valuation levels.

The financial health of the U.S. consumer remains another key topic. Roughly two thirds of the U.S. Gross Domestic Product is driven by consumer spending, and we believe the battered consumer is not in great shape. Declining real estate values have caused foreclosures for a record number of homeowners and many more are delinquent and could potentially lose their homes in the coming months. Banks and other financial institutions have predictably tightened lending standards further limiting access to credit. In addition, rapidly rising energy and commodity prices have quickly usurped any extra cash the consumer may have had whether it came from regular income or tax rebate checks. As if these pressures were not enough, consumers now have to worry about job security as some U.S. companies have trimmed their payrolls at a collective pace of almost 400,000 jobs per month. Consumer confidence has tumbled to very low levels in recent months.

Chairman Ben Bernanke and his fellow central bankers are now faced with the dilemma of having to balance economic growth and stability of the financial markets against the threat of inflation seeping back into the U.S. economy. The Federal Reserve (Fed) appears to have ended the campaign for lower rates and has talked about possibly raising rates to contain inflationary pressure. However, it seems likely in this weak economic environment the Fed may opt to keep rates unchanged rather than risk sending the economy into a tail spin. Yet continued strong growth in a number of developing countries has led to substantial increases in commodity prices and the Fed has expressed concern that these increases will eventually result in inflation in the U.S.

Holdings That Weighed on Results

The largest detractor from performance during the period was Deluxe which is a printing company generating most of its revenue from printing checks and related matters. It also prints other business forms for small businesses. The company has experienced little growth in its overall business but has generated a large amount of free cash flow. It has started to reinvest some of this cash into its growing business and has made some accretive acquisitions. We continue to believe the company is cheap given the amount of free cash flow produced every year and we maintained a position in the stock at the end of the period.

Horizon Lines (HRZ) was another detractor during the period. This Jones Act shipping company primarily services the shipping lanes to Puerto Rico, Hawaii and Alaska. The company’s poor stock performance in the period can be attributed to three factors. First, the Puerto Rican economy has continued to struggle through a recession that they entered long before talks of a recession started in the U.S. This has led

2  Janus Aspen Series  June 30, 2008

(unaudited)

to lower shipping volume for HRZ. Second, the U.S. Department of Justice announced that it is investigating several shipping companies’ pricing practices, including HRZ. This uncertainty led to a significant drop in the stock price. Finally, as crude oil continued its march toward $150 per-barrel, HRZ has been unable to immediately pass this increased cost through to its customer, thus reducing profitability in the short-term. We continue to believe the stock is significantly undervalued and as of the end of the period we remain an owner of the stock.

Holdings That Aided Performance

Forest Oil, the top contributor during the period, is a domestic exploration and production company focused mostly on natural gas. The company’s financial results are benefiting from the rapid increase in natural gas, which has increased roughly 80% since the beginning of the year. In addition, Forest has been exploring for gas and oil in several shales across the U.S., including the Haynesville Shale, the Barnett Shale and the Utica Shale. We believe these hold the promise of increasing the company’s proven reserves.

Another contributor to performance was St. Mary Land & Exploration. This company is an independent exploration and production company focused on U.S. oil and gas. The company has benefited from the astonishing rise in crude oil and natural gas prices, but it also has been involved in two areas of natural gas exploration that have generated a fair amount of excitement. The first area is the Haynesville Shale in Louisiana, and the second one is the Bakken formation in the Dakotas. We believe both hold the promise of adding significant reserves to the company and we remained comfortable holding this stock at the end of the period.

Looking Ahead

The current economic conditions may appear bleak with declining real estate value, a pinched U.S. consumer and turmoil buffeting the financial markets worldwide, but we believe the result has been lower valuations for a number of sectors. The U.S. equity market has experienced a very high level of dispersion where only energy and materials stocks have delivered positive returns in 2008. Whether this dispersion will last another month or another year, we do not know, but with quite regular frequency valuations have historically returned to their longer-term mean. At the opposite end of the valuation and performance spectrum, we have found financial, consumer discretionary and information technology stocks. Many of these companies have seen their stocks decline substantially over the past 12 months. As value investors, we are spending the majority of our time rummaging through the financial wreckage, hoping to uncover stocks whose valuation does not square with its business prospects.

Thank you for your continued investment in Janus Aspen Small Company Value Portfolio.

Janus Aspen Series  June 30, 2008  3

Janus Aspen Small Company Value Portfolio (unaudited)

Janus Aspen Small Company Value Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Forest Oil Corp.	0.90%
St. Mary Land & Exploration Co.	0.79%
Mariner Energy, Inc.	0.71%
FMC Corp.	0.63%
Old Dominion Freight Line, Inc.	0.56%

5 Bottom Performers – Holdings

Contribution

Deluxe Corp.	-1.13%
RTI International Metals, Inc.	-0.96%
Horizon Lines Inc. – Class A	-0.91%
Cenveo, Inc.	-0.91%
Steiner Leisure, Ltd.	-0.89%

5 Top Performers – Sectors

		Portfolio Weighting	Russell 2000 Value®
	Portfolio Contribution	(% of Equities)	Index Weighting

Energy	3.12%	8.53%	7.30%
Utilities	0.16%	4.13%	5.80%
Health Care	0.08%	2.54%	5.78%
Telecommunication Services	0.00%	0.00%	1.40%
Consumer Staples	0.33%	2.31%	3.82%

5 Bottom Performers – Sectors

		Portfolio Weighting	Russell 2000 Value®
	Portfolio Contribution	(% of Equities)	Index Weighting

Financials	-3.44%	23.65%	32.03%
Consumer Discretionary	-3.28%	15.90%	11.00%
Industrials	-3.05%	24.90%	12.98%
Information Technology	-2.66%	12.67%	12.20%
Materials	-0.42%	5.37%	7.70%

4  Janus Aspen Series  June 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2008

Forest Oil Corp. Oil Companies – Exploration and Production	3.2%
Microsemi Corp. Electronic Components – Semiconductors	2.9%
Old Dominion Freight Line, Inc. Transportation – Truck	2.7%
Arris Group, Inc. Telecommunication Equipment	2.4%
FMC Corp. Chemicals – Diversified	2.3%

13.5%

Asset Allocation – (% of Net Assets)
As of June 30, 2008

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2008

As of December 31, 2007

Janus Aspen Series  June 30, 2008  5

Janus Aspen Small Company Value Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2008					Expense Ratios – for the fiscal year ended December 31, 2007
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Aspen Small Company Value Portfolio

Service Shares	-9.94%	-19.24%	8.91%	11.16%	1.72%	1.70%(a)

Russell 2000® Value Index	-9.84%	-21.63%	10.02%	12.14%

Lipper Quartile – Service Shares	–	3rd	3rd	3rd

Lipper Ranking – Service Shares based on total returns for Variable Annuity Small-Cap Core Funds	–	102/140	74/99	63/92

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

(a) At December 31, 2007, Janus Capital contractually agreed to waive the Portfolio’s total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least May 1, 2009. The expense waiver shown reflects the application of such limit and is detailed in the Statement of Additional Information. Returns shown include fee waivers, if any, and without such waivers, returns would have been lower.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. Contractual waivers, where applicable and agreed to by Janus Capital, are included under “Net Annual Fund Operating Expenses.” All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

See important disclosures on the next page.

6  Janus Aspen Series  June 30, 2008

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with undervalued or overlooked companies and investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”), derivatives and companies with relatively small market capitalizations. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

A Portfolio that invests in Real Estate Investment Trusts (REITs) may be subject to a higher degree of market risk because of concentration in a specific industry, sector or geographic region. REITs may be subject to risks including, but not limited to: liquidity, decline in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust and defaults by borrowers. To the extent the Portfolio invests in foreign REITs, it may be subject to fluctuations in currency rates or political or economic conditions in a particular country.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Due to certain investment strategies, the Portfolio may have an increased position in cash.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

If an expense waiver was in effect, it may have had a material effect on the total return or yield, and therefore the ranking for the period.

There is no assurance that the investment process will consistently lead to successful investing.

The Portfolio will invest at least 80% of its net assets in the type of securities described by its name.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – December 31, 2002

Portfolio Expenses
The example below shows you the ongoing costs (in dollars) of investing in your Portfolio and allows you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in this chart.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$900.60	$7.99

Hypothetical (5% return before expenses)	$1,000.00	$1,016.46	$8.47

†	Expenses are equal to the annualized expense ratio of 1.69%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses include the effect of contractual waivers by Janus Capital.

Janus Aspen Series  June 30, 2008  7

Janus Aspen Small Company Value Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Common Stock – 99.4%
Advanced Materials/Products – 1.2%
5,498	Ceradyne, Inc.*	$188,581
Building – Mobile Home and Manufactured Homes – 1.0%
7,552	Thor Industries, Inc.	160,556
Building and Construction – Miscellaneous – 0.9%
9,812	Dycom Industries, Inc.*	142,470
Chemicals – Diversified – 2.3%
4,851	FMC Corp.	375,661
Collectibles – 1.2%
10,694	RC2 Corp.*	198,481
Commercial Banks – 6.5%
3,955	BancFirst Corp.	169,273
17,005	Cascade Bancorp	130,939
19,325	CoBiz Financial, Inc.	127,159
905	First Citizens BancShares, Inc. – Class A	126,238
5,806	Simmons First National Corp. – Class A	162,394
9,126	TriCo Bancshares	99,930
4,507	UMB Financial Corp.	231,073
		1,047,006
Commercial Services – 1.8%
9,946	Steiner Leisure, Ltd.*	281,969
Commercial Services – Finance – 1.5%
13,594	Deluxe Corp.	242,245
Computer Services – 0.7%
2,602	CACI International, Inc.*	119,094
Consumer Products – Miscellaneous – 1.9%
17,056	Jarden Corp.*	311,101
Containers – Metal and Glass – 0.8%
2,940	Owens-Illinois, Inc.*	122,569
Diversified Operations – 3.3%
6,670	Barnes Group, Inc.	154,010
7,965	Crane Co.	306,891
241,259	Polytec Asset Holdings, Ltd.	63,513
		524,414
Electric – Integrated – 2.6%
6,206	ALLETE, Inc.	260,652
3,961	Otter Tail Corp.	153,806
		414,458
Electronic Components – Semiconductors – 2.9%
18,562	Microsemi Corp.*	467,391
Enterprise Software/Services – 0.9%
10,960	Omnicell, Inc.*	144,453
Finance – Consumer Loans – 1.7%
24,530	Nelnet, Inc. – Class A	275,472
Finance – Investment Bankers/Brokers – 0.6%
3,685	Raymond James Financial, Inc.	97,247
Firearms and Ammunition – 2.7%
49,579	Smith & Wesson Holding Corp.*	258,307
25,000	Sturm Ruger and Company, Inc.*	176,500
		434,807
Food – Retail – 2.0%
4,950	Ruddick Corp.	169,834
4,723	Weis Markets, Inc.	153,356
		323,190
Footwear and Related Apparel – 3.0%
11,550	Skechers U.S.A., Inc. – Class A*	228,228
9,670	Wolverine World Wide, Inc.	257,899
		486,127
Gas – Distribution – 1.1%
2,872	Atmos Energy Corp.	79,181
3,787	Piedmont Natural Gas Company, Inc.	99,068
		178,249
Hazardous Waste Disposal – 1.6%
13,150	Newalta Income Fund	256,318
Human Resources – 1.6%
12,260	Resources Connection, Inc.*	249,491
Internet Applications Software – 0.7%
9,013	Interwoven, Inc.*	108,246
Internet Incubators – 1.1%
145,179	Safeguard Scientifics, Inc.*	180,022
Investment Companies – 0.9%
16,605	Hercules Technology Growth Capital, Inc.	148,283
Investment Management and Advisory Services – 0.5%
3,821	National Financial Partners Corp.	75,732
Lasers – Systems and Components – 1.6%
11,870	Excel Technology, Inc.*	264,938
Machinery – Electrical – 1.2%
4,527	Regal-Beloit Corp.	191,266
Machinery – General Industrial – 1.9%
12,430	Applied Industrial Technologies, Inc.	300,433
Medical – Outpatient and Home Medical Care – 1.0%
7,230	LHC Group LLC*	168,098
Medical Instruments – 1.4%
8,471	CONMED Corp.*	224,905
Miscellaneous Manufacturing – 0.5%
2,145	FreightCar America, Inc.	76,148
Multi-Line Insurance – 1.2%
7,494	American Financial Group, Inc.	200,465
Networking Products – 0.7%
9,825	Foundry Networks, Inc.*	116,132
Non-Ferrous Metals – 1.1%
5,051	RTI International Metals, Inc.*	179,917
Oil – Field Services – 1.7%
11,263	TETRA Technologies, Inc.*	267,046
Oil and Gas Drilling – 1.7%
2,200	Atwood Oceanics, Inc.*	273,548
Oil Companies – Exploration and Production – 7.5%
6,997	Forest Oil Corp.*	521,276
8,905	Mariner Energy, Inc.*	329,218
5,373	St. Mary Land & Exploration Co.	347,310
		1,197,804
Paper and Related Products – 0.9%
13,380	Temple-Inland, Inc.	150,793

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Printing – Commercial – 3.1%
20,697	Cenveo, Inc.*	$202,210
5,939	Consolidated Graphics, Inc.*	292,614
		494,824
Real Estate Management/Services – 0.7%
1,745	Jones Lang LaSalle, Inc.	105,032
Recreational Vehicles – 0.5%
2,180	Polaris Industries, Inc.	88,028
REIT – Diversified – 2.1%
24,150	CapLease, Inc.	180,884
3,655	Digital Realty Trust, Inc.	149,526
		330,410
REIT – Health Care – 1.1%
5,725	Nationwide Health Properties, Inc.	180,280
REIT – Office Property – 2.1%
2,047	Alexandria Real Estate Equities, Inc.	199,255
2,806	Kilroy Realty Corp.	131,966
		331,221
REIT – Regional Malls – 1.9%
6,321	Taubman Centers, Inc.	307,517
REIT – Shopping Centers – 1.0%
7,262	Acadia Realty Trust	168,115
REIT – Warehouse/Industr – 0.9%
9,072	First Potomac Realty Trust	138,257
Resorts and Theme Parks – 1.6%
6,140	Vail Resorts, Inc.*	262,976
Retail – Apparel and Shoe – 2.5%
11,460	bebe stores, Inc.	110,131
7,475	Gymboree Corp.*	299,523
		409,654
Semiconductor Components/Integrated Circuits – 1.5%
70,575	Atmel Corp.*	245,601
Telecommunication Equipment – 2.4%
45,160	Arris Group, Inc.*	381,602
Transportation – Equipment and Leasing – 2.2%
7,851	GATX Corp.	348,035
Transportation – Marine – 1.5%
24,320	Horizon Lines, Inc. – Class A	241,984
Transportation – Truck – 2.7%
14,320	Old Dominion Freight Line, Inc.*	429,886
Water – 0.9%
4,333	American States Water Co.	151,395
Wire and Cable Products – 1.3%
6,174	Belden, Inc.	209,175

Total Common Stock (cost $16,689,876)		15,989,118

Money Markets – 1.0%
4,000	Janus Institutional Money Market Fund – Institutional Shares, 2.63%	4,000
150,000	Janus Institutional Cash Management Fund – Institutional Shares, 2.64%	150,000

Total Money Markets (cost $154,000)		154,000

Total Investments (total cost $16,843,876) – 100.4%		16,143,118

Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(68,687)

Net Assets – 100%		$16,074,431

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Bahamas	$281,969	1.7%
Canada	256,318	1.6%
Cayman Islands	63,513	0.4%
United States††	15,541,318	96.3%

Total	$16,143,118	100.0%

††	Includes Short-Term Securities (95.3% excluding Short-Term Securities)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  9

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2008 (unaudited)	Small Company
(all numbers in thousands except net asset value per share)	Value Portfolio

Assets:
Investments at cost	$16,844
Unaffiliated Investments at value	$15,989
Affiliated money market investments	154
Cash	1
Receivables:
Portfolio shares sold	3
Dividends	21
Interest	3
Non-interested Trustees’ deferred compensation	–
Total Assets	16,171
Liabilities:
Payables:
Portfolio shares repurchased	23
Advisory fees	11
Custodian fees	4
Printing expenses	15
Professional fees	30
Legal fees	4
Distribution fees – Service Shares	4
Administrative services fees – Service Shares	2
Non-interested Trustees’ deferred compensation fees	–
Accrued expenses and other payables	4
Total Liabilities	97
Net Assets	$16,074
Net Assets Consist of:
Capital (par value and paid-in-surplus)*	$17,460
Undistributed net investment income/(loss)*	(7)
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(678)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(701)
Total Net Assets	$16,074
Net Assets – Service Shares	$16,074
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	1,021
Net Asset Value Per Share	$15.74

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

10  Janus Aspen Series  June 30, 2008

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Small Company
(all numbers in thousands)	Value Portfolio

Investment Income:
Interest	$–
Dividends	149
Dividends from affiliates	10
Foreign tax withheld	(2)
Total Investment Income	157
Expenses:
Advisory fees	67
Transfer agent fees and expenses	2
Custodian fees	7
Professional fees	35
Non-interested Trustee fees and expenses	2
Printing expenses	17
Legal fees	2
System fees	8
Distribution fees – Service Shares	23
Administrative services fees – Service Shares	9
Other expenses	4
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	176
Expense and Fee Offset	–
Net Expenses	176
Less: Excess Expense Reimbursement	(22)
Net Expenses after Expense Reimbursement	154
Net Investment Income/(Loss)	3
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	(568)
Net realized gain/(loss) from options contracts	(6)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(1,372)
Net Gain/(Loss) on Investments	(1,946)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,943)

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  11

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Small Company
and for the fiscal year ended December 31, 2007	Value Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$3	$(47)
Net realized gain/(loss) from investment and foreign currency transactions	(568)	669
Net realized gain/(loss) from options contracts	(6)	–
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(1,372)	(2,075)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,943)	(1,453)
Dividends and Distributions to Shareholders:
Net investment income*
Service Shares	–	–
Net realized gain/(loss) from investment transactions*
Service Shares	(462)	(698)
Net (Decrease) from Dividends and Distributions	(462)	(698)
Capital Share Transactions:
Shares sold
Service Shares	1,241	9,153
Reinvested dividends and distributions
Service Shares	462	698
Shares repurchased
Service Shares	(3,560)	(4,209)
Net Increase/Decrease from Capital Share Transactions	(1,857)	5,642
Net Increase/Decrease in Net Assets	(4,262)	3,491
Net Assets:
Beginning of period	20,336	16,845
End of period	$16,074	$20,336

Undistributed net investment income/(loss)*	$(7)	$(10)

*	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2008

Financial Highlights

Service Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Small Company Value Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$17.99	$19.89	$16.45	$15.90	$14.20	$9.92
Income from Investment Operations:
Net investment income/(loss)	–	–	(.01)	–	.01	.02
Net gains/(losses) on securities (both realized and unrealized)	(1.78)	(1.16)	3.60	.55	2.51	4.26
Total from Investment Operations	(1.78)	(1.16)	3.59	.55	2.52	4.28
Less Distributions and Other:
Dividends (from net investment income)*	–	–	–	–	(.02)	–
Distributions (from capital gains)*	(.47)	(.74)	(.15)	–	(.80)	–
Total Distributions and Other	(.47)	(.74)	(.15)	–	(.82)	–
Net Asset Value, End of Period	$15.74	$17.99	$19.89	$16.45	$15.90	$14.20
Total Return**	(9.94)%	(6.11)%	21.80%	3.49%	18.16%	43.15%
Net Assets, End of Period (in thousands)	$16,074	$20,336	$16,845	$9,013	$2,755	$1,626
Average Net Assets for the Period (in thousands)	$18,277	$19,537	$13,106	$5,120	$2,062	$856
Ratio of Gross Expenses to Average Net Assets***(1)	1.69%	1.69%	1.69%	1.69%	1.60%	1.60%
Ratio of Net Expenses to Average Net Assets***(1)	1.69%	1.69%	1.69%	1.69%	1.59%	1.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.03%	(0.24)%	(0.32)%	(0.25)%	(0.05)%	0.14%
Portfolio Turnover Rate***	38%	72%	59%	53%	43%	50%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	See Note 4 in Notes to Financial Statements See Notes to Financial Statements

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  13

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Small-Cap Core Funds	Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

Russell 2000® Value Index	Measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

REIT	Real Estate Investment Trust

*	Non-income-producing security.

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Small Company Value Portfolio	$15,989,118	$154,000	$–

14  Janus Aspen Series  June 30, 2008

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Small Company Value Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers sixteen Portfolios with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers one class of shares: Service Shares. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

Janus Capital Management LLC (“Janus Capital”) invested initial seed capital in the amount of $500,000 for the Portfolio on December 31, 2002.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

Janus Aspen Series  June 30, 2008  15

Notes to Financial Statements (unaudited) (continued)

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds.

Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may enter into swap agreements to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset or liability on the Statement of Assets

16  Janus Aspen Series  June 30, 2008

and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy

Janus Aspen Series  June 30, 2008  17

Notes to Financial Statements (unaudited) (continued)

that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Additional Investment Risk
The Portfolio may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

18  Janus Aspen Series  June 30, 2008

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

The Portfolio may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Portfolio distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1 – quoted prices in active markets for identical securities; Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined

Janus Aspen Series  June 30, 2008  19

Notes to Financial Statements (unaudited) (continued)

that there are no eligible instruments for which the Portfolio intends to avail itself to the fair value option.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.74%.

Janus Capital has agreed until at least May 1, 2009 to reimburse the Portfolio by the amount, if any, that the normal operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution and shareholder servicing (12b-1) fees applicable to Service Shares, the administrative services fees applicable to Service Shares, brokerage commissions, interest, dividends, taxes and extraordinary expenses, exceed an annual rate of 1.34% of the average daily net assets of the Portfolio. The Portfolio is not required to repay any such waived fees in future years to Janus Capital. Amounts reimbursed to the Portfolio by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations, if applicable.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services. In addition, Janus Capital receives from the Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $21,861 was paid by the Trust during the six-month period ended June 30, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2008.

For the six-month period ended June 30, 2008, Janus Capital assumed $39,515 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such

20  Janus Aspen Series  June 30, 2008

credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/08

Janus Aspen Small Company Value Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$1,194,417	$2,372,117	$8,924	$4,000
Janus Institutional Money Market Fund – Institutional Shares	1,686,173	1,708,173	1,161	150,000

	$2,880,590	$4,080,290	$10,085	$154,000

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Small Company Value Portfolio	$16,981,429	$2,313,879	$(3,152,190)	$(838,311)

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2008 (unaudited) and each fiscal year ended December 31

	Service Shares
Portfolio	2008(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003

Janus Aspen Small Company Value Portfolio	1.93%	1.71%	2.19%	2.79%	4.49%	12.61%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

Janus Aspen Series  June 30, 2008  21

Notes to Financial Statements (unaudited) (continued)

5.	Capital Share Transactions

For the six-month period ended June 30, 2008 (unaudited) and the fiscal year ended December 31, 2007	Janus Aspen Small Company Value Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Service Shares
Shares sold	74	457
Reinvested dividends and distributions	29	36
Shares repurchased	(213)	(209)
Net Increase/(Decrease) in Portfolio Shares	(110)	284
Shares Outstanding, Beginning of Period	1,131	847
Shares Outstanding, End of Period	1,021	1,131

6.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and option contracts) were as follows:

Proceeds from
			Purchases of	Sales of
		Proceeds from	Long-Term	Long-Term
	Purchases of	Sales of	U.S. Government	U.S. Government
Portfolio	Securities	Securities	Obligations	Obligations

Janus Aspen Small Company Value Portfolio	$3,388,491	$4,543,641	$–	$–

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in

22  Janus Aspen Series  June 30, 2008

the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

Janus Aspen Series  June 30, 2008  23

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

24  Janus Aspen Series  June 30, 2008

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

Janus Aspen Series  June 30, 2008  25

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

26  Janus Aspen Series  June 30, 2008

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

Janus Aspen Series  June 30, 2008  27

Notes

28  Janus Aspen Series  June 30, 2008

Notes

Janus Aspen Series  June 30, 2008  29

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market
Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/08)

C-0708-419	109-24-720 08-08

2008 Semiannual Report
Janus Aspen Series

Janus Aspen Worldwide Growth Portfolio

Look Inside. . .
• Portfolio management perspective
• Investment strategy behind your portfolio
• Portfolio performance, characteristics and holdings

Useful Information About Your Portfolio Report	1
Management Commentary and Schedule of Investments	2
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Schedule of Investments	15
Notes to Financial Statements	16
Additional Information	27
Explanations of Charts, Tables and Financial Statements	28

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

Useful Information About Your Portfolio Report

Management Commentary

The Management Commentary in this report includes valuable insight from the Portfolio’s manager as well as statistical information to help you understand how your Portfolio’s performance and characteristics stack up against those of comparable indices.

Please keep in mind that the opinions expressed by the Portfolio’s manager in the Management Commentary are just that: opinions. They are a reflection of his best judgment at the time this report was compiled, which was June 30, 2008. As the investing environment changes, so could the manager’s opinions. These views are unique to each manager and aren’t necessarily shared by their fellow employees or by Janus in general.

Portfolio Expenses

We believe it’s important for our shareholders to have a clear understanding of Portfolio expenses and the impact they have on investment return.

The following is important information regarding the Portfolio’s Expense Example, which appears in the Portfolio’s Management Commentary within this Semiannual Report. Please refer to this information when reviewing the Expense Example for the Portfolio.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable (and any related exchange fees) and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees (applicable to Service Shares and Service II Shares only); and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-month period from January 1, 2008 to June 30, 2008.

Actual Expenses

The first line of the table in each example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table in each example provides information about hypothetical account values and hypothetical expenses based upon the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees (where applicable) and any charges at the separate account level or contract level. These fees are fully described in the prospectus. Therefore, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Janus Aspen Series  June 30, 2008  1

Janus Aspen Worldwide Growth Portfolio (unaudited)

Portfolio Snapshot
Offering true geographic diversification in a single portfolio, this portfolio seeks to provide investors with exposure to some of the best companies global markets have to offer while typically maintaining a domestic component.

Jason Yee
portfolio manager

Janus Aspen Worldwide Growth Portfolio’s Institutional Shares, Service Shares and Service II Shares returned -17.82%,
-17.94% and -17.91%, respectively, over the six-month period ended June 30, 2008, underperforming its benchmark, the Morgan Stanley Capital International (MSCI) World IndexSM, which returned -10.57% during the period.

Economic Overview

With nervousness over a U.S.-led global economic slowdown and continued problems in the credit markets, non-U.S. markets began 2008 suffering their worst quarterly decline since 2002. World markets essentially followed U.S. stocks lower during the first six months of the year, finishing near the lows of the period set in March.

Rising energy prices, increasing evidence of slowing economic growth and rising inflation expectations dominated sentiment during the period. Stocks in the U.S. and in other developed markets outperformed those in emerging markets, but not by much, as investors shied away from riskier regions of the world. Latin American stocks turned in modest gains amid strength in commodities. Meanwhile, stocks in Asia declined. In the U.S., investors were worried that elevated inflationary pressures, along with slumping consumer confidence and softer economic data, could limit the U.S. Federal Reserve’s (Fed) monetary policy flexibility. These fears were exacerbated by oil’s relentless march to new highs for much of the period and continued strength in other commodities, particularly those related to agriculture.

A much anticipated pause in the Fed’s easing campaign occurred in June with the Fed holding its target interest rate steady for the first time since August 2007 and changing its risk assessment from growth to inflation. This more hawkish tone was echoed by many central banks around the world as inflation became more of a global concern than economic growth. Despite strengthening late in the period, the U.S. dollar was modestly lower. Financials and consumer discretionary stocks were among the weakest performing sectors as more write-downs related to mortgage-backed securities surfaced. Telecommunication services and industrials were also weak sectors. Meanwhile, energy and materials stocks were among the top sectors with utilities and consumer staples among the outperforming groups. As the period came to a close, aside from inflation worries, much attention was on the headwinds still facing the U.S. and global economies, including continued weakness in the U.S. housing market, soft U.S. labor markets, slowing manufacturing activity worldwide and relatively tight credit conditions.

Detractors From Performance

The largest detractor from performance during the period was British Sky Broadcasting Group (BSkyB). The company faced concerns about the health of the consumer, specifically in the U.K. I think the franchise value and the competitive positioning of this media company is stronger and more valuable than the market price has suggested. I also think that both pay-television and high-speed internet subscriptions are far less discretionary than the stock’s recent movement would indicate.

Health maintenance organization (HMO), UnitedHealth Group, declined in sympathy with other HMOs. Overall, I think HMOs have been too aggressive with pricing in an effort to attract more members during a period of slow industry growth. UnitedHealth and other HMOs generally can re-price services each year. Given this, I believe these companies will be able to improve margins and returns. In the meantime, I believe UnitedHealth and others were trading at attractive valuations during the period.

Contributors To Performance

The top contributor to performance during the period was Potash Corporation of Saskatchewan. A large global need to improve crop yields has led to strong industry pricing trends for key ingredients used in fertilizer. I remain comforted by the fact that new supply continued to be delayed, which suggests demand will continue to outweigh supply.

Millea Holdings, a leading Japanese non-life insurance company was another strong contributor. I believe the company has executed reasonably well from an operating perspective within its core insurance business and think it has a promising expansion into the life insurance segment. The stock has been volatile in these turbulent financial markets.

2  Janus Aspen Series  June 30, 2008

(unaudited)

Outlook

Within the U.S. the Fed is navigating through significant and in some cases countervailing currents. Against the backdrop of a credit crisis, weak housing data and sluggish economic activity, the Fed must tackle persistent inflation, soaring energy and food costs and a weakening dollar.

I don’t make broad economic predictions but I see the challenges that these factors play in understanding the outlook for our holdings. With the Fed seemingly boxed in on interest policy and with little reason to believe any of the key factors will abate quickly, I think there will be continued choppiness in the global equity and bond markets. Such environments generally make short-term performance less predictable than usual but I believe they can open up great opportunities for long-term investors.

Given our focus on researching superior business models that I believe can potentially perform well regardless of the macro economic climate, our analysts continue to seek to identify attractive companies selling at reasonable valuations. I believe these are the types of markets – noisy and tentative – where fundamental investing with conviction is most important for long-term investors.

Thank you for your investment in Janus Aspen Worldwide Growth Portfolio.

Janus Aspen Series  June 30, 2008  3

Janus Aspen Worldwide Growth Portfolio (unaudited)

Janus Aspen Worldwide Growth Portfolio At A Glance

5 Top Performers – Holdings

Contribution

Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	0.50%
Millea Holdings, Inc.	0.42%
Marvell Technology Group, Ltd.	0.41%
Syngenta A.G.	0.35%
Tyco International, Ltd.	0.18%

5 Bottom Performers – Holdings

Contribution

British Sky Broadcasting Group PLC	-1.35%
UnitedHealth Group, Inc.	-1.05%
UBS A.G.	-0.87%
Centex Corp.	-0.85%
Esprit Holdings, Ltd.	-0.82%

5 Top Performers – Sectors

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(% of Equities)	World IndexSM Weighting

Materials	0.75%	5.26%	7.86%
Energy	0.00%	0.00%	11.56%
Utilities	0.00%	0.00%	4.76%
Consumer Staples	-0.07%	1.30%	8.98%
Telecommunication Services	-0.66%	1.44%	4.61%

5 Bottom Performers – Sectors

		Portfolio Weighting	Morgan Stanley Capital International
	Portfolio Contribution	(% of Equities)	World IndexSM Weighting

Consumer Discretionary	-7.88%	28.85%	9.45%
Financials	-4.40%	22.53%	21.90%
Information Technology	-2.98%	27.21%	10.63%
Health Care	-1.78%	7.21%	8.76%
Industrials	-0.97%	6.20%	11.49%

4  Janus Aspen Series  June 30, 2008

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of June 30, 2008

Dell, Inc. Computers	6.5%
British Sky Broadcasting Group PLC Television	5.6%
Yahoo!, Inc. Web Portals/Internet Service Providers	4.8%
eBay, Inc. E-Commerce/Services	4.8%
Millea Holdings, Inc. Property and Casualty Insurance	3.6%

25.3%

Asset Allocation – (% of Net Assets)
As of June 30, 2008

Emerging markets comprised 2.7% of total net assets.

Top Country Allocations – Long Positions (% of Investment Securities)
As of June 30, 2008

As of December 31, 2007

Janus Aspen Series  June 30, 2008  5

Janus Aspen Worldwide Growth Portfolio (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2008						Expense Ratios – for the fiscal year ended December 31, 2007
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Janus Aspen Worldwide Growth Portfolio

Institutional Shares	-17.82%	-20.28%	6.56%	1.77%	9.19%	0.67%

Service Shares	-17.94%	-20.45%	6.30%	1.37%	8.91%	0.92%

Service II Shares	-17.91%	-20.46%	6.30%	1.37%	8.91%	0.92%

Morgan Stanley Capital International World IndexSM	-10.57%	-10.68%	11.99%	4.19%	7.58%

Lipper Quartile – Institutional Shares	–	4th	4th	4th	2nd

Lipper Ranking – Institutional Shares based on total returns for Variable Annuity Global Funds	–	106/109	71/73	33/34	4/12

Visit janus.com/info to view current performance and characteristic information

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Call 877.33JANUS or visit www.janus.com/info for performance current to the most recent month-end.

For Service II Shares, a 1% redemption fee may be imposed on shares held for 60 days or less. Performance shown does not reflect this redemption fee and, if reflected, performance would have been lower.

For the period from July 1, 2006 through January 31, 2007 (“Waiver Period”), Janus Capital contractually agreed to waive its right to receive a portion of the Portfolio’s base management fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Portfolio for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than performance of the Portfolio’s primary benchmark index for that period.

The Portfolio’s expense ratios shown were determined based on average net assets as of the fiscal year ended December 31, 2007. The expense information shown may include “acquired fund” fees and expenses. (“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested in during the period.) Further information is available in the prospectus. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

The Portfolio has a performance-based management fee that adjusts up or down based on the Portfolio’s performance relative to an approved benchmark index over a performance measurement period. Further information is available in the Prospectus and Statement of Additional Information.
See important disclosures on the next page.

6  Janus Aspen Series  June 30, 2008

(unaudited)

The Portfolio’s performance may be affected by risks that include those associated with investments in specific industries or countries. Additional risks to the Portfolio may include those associated with investing in foreign securities, emerging markets, initial public offerings (“IPOs”) and derivatives. Please see a Janus prospectus or www.janus.com/info for more information about risks, portfolio holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the Portfolio, and therefore the Portfolio’s performance, may decline in response to such risks.

These returns do not reflect the charges and expenses of any particular insurance product or qualified plan. Returns shown would have been lower had they included insurance charges.

Returns include reinvestment of dividends from net investment income and distributions from capital gains. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

Returns shown for Service Shares and Service II Shares for periods prior to December 31, 1999 and December 31, 2001, respectively, are derived from the historical performance of Institutional Shares, adjusted to reflect the higher operating expense of Service Shares and Service II Shares.

Net dividends reinvested are the dividends that remain to be reinvested after foreign tax obligations have been met. Such obligations vary from country to country.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

Lipper ranking is for the Institutional Share class only; other classes may have different performance characteristics.

September 30, 1993 is the date used to calculate the since-inception Lipper ranking, which is slightly different from when the Portfolio began operations since Lipper provides fund rankings as of the last day of the month.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments for index definitions.

The Portfolio’s holdings may differ significantly from the securities held in the index. The index is unmanaged and is not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Explanations of Charts, Tables and Financial Statements.”

*	The Portfolio’s inception date – September 13, 1993

Portfolio Expenses
The examples below show you the ongoing costs (in dollars) of investing in your Portfolio and allow you to compare these costs with those of other mutual funds. Please refer to the section Useful Information About Your Portfolio Report for a detailed explanation of the information presented in these charts.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Institutional Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$821.80	$2.81

Hypothetical (5% return before expenses)	$1,000.00	$1,021.78	$3.12

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$820.60	$3.94

Hypothetical (5% return before expenses)	$1,000.00	$1,020.54	$4.37

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
Expense Example – Service II Shares	(1/1/08)	(6/30/08)	(1/1/08-6/30/08)†

Actual	$1,000.00	$820.90	$3.85

Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.27

†	Expenses are equal to the annualized expense ratio of 0.62% for Institutional Shares, 0.87% for Service Shares and 0.85% for Service II Shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Janus Aspen Series  June 30, 2008  7

Janus Aspen Worldwide Growth Portfolio

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Common Stock – 96.8%
Agricultural Chemicals – 2.4%
50,230	Potash Corporation of Saskatchewan, Inc. (U.S. Shares)	$11,481,071
39,448	Syngenta A.G.	12,769,353
		24,250,424
Apparel Manufacturers – 2.4%
2,341,400	Esprit Holdings, Ltd.	24,371,277
Applications Software – 1.3%
4,350,685	Misys PLC	12,877,000
Audio and Video Products – 1.3%
293,400	Sony Corp.	12,607,775
Automotive – Cars and Light Trucks – 0%
15	Nissan Motor Company, Ltd.	124
Broadcast Services and Programming – 1.3%
413,505	Liberty Global, Inc. – Class A*	12,996,462
Building – Residential and Commercial – 5.9%
854,940	Centex Corp.	11,430,548
875,805	Lennar Corp. – Class A#	10,807,434
1,447,175	Pulte Homes, Inc.	13,936,295
1,055,055	Ryland Group, Inc.#	23,010,749
		59,185,026
Building and Construction Products – Miscellaneous – 1.1%
368,770	USG Corp.*,#	10,904,529
Building Products – Cement and Aggregate – 0.9%
380,050	Cemex S.A. de C.V. (ADR)*,#	9,387,235
Casino Hotels – 1.3%
1,383,773	Crown, Ltd.*	12,301,103
1,578,000	Galaxy Entertainment Group, Ltd.*	1,023,356
		13,324,459
Chemicals – Diversified – 1.8%
296,400	Shin-Etsu Chemical Company, Ltd.*	18,293,107
Computers – 6.5%
2,948,675	Dell, Inc.*	64,517,009
Distribution/Wholesale – 1.0%
3,334,800	Li & Fung, Ltd.	10,028,717
E-Commerce/Products – 1.2%
166,703	Amazon.com, Inc.*	12,224,331
E-Commerce/Services – 6.7%
1,753,385	eBay, Inc.*	47,920,011
457,955	Expedia, Inc.*,#	8,417,213
529,595	IAC/InterActiveCorp*	10,210,592
		66,547,816
Electronic Components – Miscellaneous – 2.7%
791,819	Koninklijke (Royal) Philips Electronics N.V.	26,735,886
Electronic Components – Semiconductors – 2.6%
3,443,820	ARM Holdings PLC	5,800,880
16,275	Samsung Electronics Company, Ltd.	9,742,281
384,455	Texas Instruments, Inc.	10,826,253
		26,369,414
Energy – Alternate Sources – 0.3%
89,530	Suntech Power Holdings Company, Ltd. (ADR)*,#	3,353,794
Finance – Consumer Loans – 1.1%
561,800	SLM Corp.*,#	10,870,830
Finance – Investment Bankers/Brokers – 4.2%
817,718	JP Morgan Chase & Co.	28,055,904
658,387	UBS A.G.*	13,614,929
		41,670,833
Finance – Mortgage Loan Banker – 1.6%
220,325	Fannie Mae	4,298,541
237,325	Freddie Mac	3,892,130
171,022	Housing Development Finance Corporation, Ltd.	7,813,460
		16,004,131
Finance – Other Services – 0.4%
11,525	CME Group, Inc.	4,416,265
Insurance Brokers – 3.3%
1,062,992	Willis Group Holdings, Ltd.	33,346,059
Investment Companies – 0.2%
121,261	RHJ International*	1,512,681
Medical – Biomedical and Genetic – 1.2%
258,465	Amgen, Inc.*	12,189,209
Medical – HMO – 2.7%
133,250	Aetna, Inc.	5,400,623
105,905	Coventry Health Care, Inc.*	3,221,630
680,415	UnitedHealth Group, Inc.	17,860,893
		26,483,146
Medical Products – 1.3%
264,833	Covidien, Ltd.	12,682,852
Multi-Line Insurance – 1.8%
672,035	American International Group, Inc.	17,782,046
Networking Products – 1.7%
740,105	Cisco Systems, Inc.*	17,214,842
Pharmacy Services – 1.1%
230,210	Medco Health Solutions, Inc.*	10,865,912
Property and Casualty Insurance – 5.2%
604,540	First American Corp.	15,959,856
926,100	Millea Holdings, Inc.	36,051,627
		52,011,483
Radio – 0%
2	Citadel Broadcasting Corp.*	2
Real Estate Management/Services – 2.2%
163,500	Daito Trust Construction Company, Ltd.	7,920,206
627,000	Mitsubishi Estate Company, Ltd.	14,317,270
		22,237,476
Real Estate Operating/Development – 1.3%
2,963,000	CapitaLand, Ltd.	12,448,268
Reinsurance – 2.9%
7,128	Berkshire Hathaway, Inc. – Class B*	28,597,536
Retail – Apparel and Shoe – 1.3%
281,519	Industria de Diseno Textil S.A.#	12,939,738
Retail – Consumer Electronics – 1.5%
216,070	Yamada Denki Company, Ltd.	15,362,830
Retail – Drug Store – 1.2%
290,150	CVS/Caremark Corp.	11,481,236

See Notes to Schedule of Investments and Financial Statements.

8  Janus Aspen Series  June 30, 2008

Schedule of Investments (unaudited)

As of June 30, 2008

Shares or Principal Amount		Value

Retail – Major Department Stores – 0.9%
117,930	Sears Holdings Corp.*,#	$8,686,724
Schools – 0.5%
118,125	Apollo Group, Inc. – Class A*	5,228,213
Semiconductor Components/Integrated Circuits – 2.3%
1,278,570	Marvell Technology Group, Ltd.*	22,579,546
Semiconductor Equipment – 0.6%
238,477	ASML Holding N.V.	5,807,612
Telecommunication Equipment – Fiber Optics – 0.7%
306,965	Corning, Inc.	7,075,543
Television – 5.6%
5,968,995	British Sky Broadcasting Group PLC	56,043,194
Transportation – Services – 1.1%
181,165	United Parcel Service, Inc. – Class B	11,136,213
Water Treatment Systems – 0.6%
263,195	Nalco Holding Co.	5,566,574
Web Portals/Internet Service Providers – 4.8%
2,335,475	Yahoo!, Inc.*	48,250,914
Wireless Equipment – 2.8%
682,055	Nokia Oyj	16,706,206
1,087,374	Telefonaktiebolaget L.M. Ericsson – Class B	11,224,394
		27,930,600

Total Common Stock (cost $1,050,042,474)		966,396,893

Preferred Stock – 0.3%
U.S. Government Agencies – 0.3%
73,300	Fannie Mae, 8.75% (cost $3,665,000)	2,807,390

Money Markets – 2.9%
26,890,894	Janus Institutional Cash Management Fund – Institutional Shares, 2.64%	26,890,894
1,896,836	Janus Institutional Money Market Fund – Institutional Shares, 2.63%	1,896,836

Total Money Markets (cost $28,787,730)		28,787,730

Other Securities – 7.4%
15,299,139	Allianz Dresdner Daily Asset Fund†	15,299,139
19,729,068	Repurchase Agreements†	19,729,068
39,341,068	Time Deposits†	39,341,068

Total Other Securities (cost $74,369,275)		74,369,275

Total Investments (total cost $1,156,864,479) – 107.4%		1,072,361,288

Liabilities, net of Cash, Receivables and Other Assets – (7.4)%		(73,739,980)

Net Assets – 100%		$998,621,308

Summary of Investments by Country – (Long Positions)

		% of Investment
Country	Value	Securities

Australia	$12,301,103	1.1%
Belgium	1,512,681	0.1%
Bermuda	103,008,451	9.6%
Canada	11,481,071	1.1%
Cayman Islands	3,353,794	0.3%
Finland	16,706,206	1.6%
Hong Kong	1,023,356	0.1%
India	7,813,460	0.7%
Japan	104,552,939	9.8%
Mexico	9,387,235	0.9%
Netherlands	32,543,498	3.0%
Singapore	12,448,268	1.2%
South Korea	9,742,281	0.9%
Spain	12,939,738	1.2%
Sweden	11,224,394	1.0%
Switzerland	26,384,282	2.5%
United Kingdom	74,721,073	7.0%
United States††	621,217,458	57.9%

Total	$1,072,361,288	100.0%

††	Includes Short-Term Securities and Other Securities (48.3% excluding Short-Term Securities and Other Securities)

See Notes to Schedule of Investments and Financial Statements.

Janus Aspen Series  June 30, 2008  9

Statement of Assets and Liabilities

Janus Aspen
As of June 30, 2008 (unaudited)	Worldwide Growth
(all numbers in thousands except net asset value per share)	Portfolio

Assets:
Investments at cost(1)	$1,156,864
Unaffiliated Investments at value(1)	$1,043,573
Affiliated money market investments	28,788
Cash	–
Cash denominated in foreign currency (cost $511)	511
Receivables:
Portfolio shares sold	167
Dividends	895
Interest	157
Non-interested Trustees’ deferred compensation	19
Other assets	1
Total Assets	1,074,111
Liabilities:
Payables:
Collateral for securities loaned (Note 1)	74,369
Portfolio shares repurchased	486
Advisory fees	432
Distribution Fees – Service Shares	35
Distribution Fees – Service II Shares	–
Non-interested Trustees’ fees and expenses	6
Non-interested Trustees’ deferred compensation fees	19
Accrued expenses and other payables	143
Total Liabilities	75,490
Net Assets	$998,621
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$2,623,056
Undistributed net investment income/(loss)*	1,368
Undistributed net realized gain/(loss) from investments and foreign currency transactions*	(1,541,255)
Unrealized appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(84,548)
Total Net Assets	$998,621
Net Assets – Institutional Shares	$843,703
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	29,247
Net Asset Value Per Share	$28.85
Net Assets – Service Shares	$154,907
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)	5,416
Net Asset Value Per Share	$28.60
Net Assets – Service II Shares	$11
Shares Outstanding, $0.001 Par Value (unlimited shares authorized)**	375
Net Asset Value Per Share	$28.68

*	See Note 3 in the Notes to the Financial Statements.
**	Shares Outstanding – Service II Shares are not in thousands.

(1)	Investments at cost and value include $72,067,778 of securities loaned (Note 1).

See Notes to Financial Statements.

10  Janus Aspen Series  June 30, 2008

Statement of Operations

Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Worldwide Growth
(all numbers in thousands)	Portfolio

Investment Income:
Interest	$3
Securities lending income	964
Dividends	9,710
Dividends from affiliates	441
Foreign tax withheld	(548)
Total Investment Income	10,570
Expenses:
Advisory fees	3,459
Transfer agent fees and expenses	4
Non-interested Trustees’ fees and expenses	14
Distribution fees – Service Shares	245
Distribution fees – Service II Shares	–
Other expenses	173
Non-recurring costs (Note 2)	–
Costs assumed by Janus Capital Management LLC (Note 2)	–
Total Expenses	3,895
Expense and Fee Offset	(2)
Net Expenses	3,893
Net Investment Income/(Loss)	6,677
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment transactions and foreign currency transactions	46,998
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(280,501)
Payment from affiliate (Note 2)	48
Net Gain/(Loss) on Investments	(233,455)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(226,778)

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  11

Statements of Changes in Net Assets

	Janus Aspen
For the six-month period ended June 30, 2008 (unaudited)	Worldwide Growth
and for the fiscal year ended December 31, 2007	Portfolio
(all numbers in thousands)	2008	2007

Operations:
Net investment income/(loss)	$6,677	$9,573
Net realized gain/(loss) from investment and foreign currency transactions	46,998	209,082
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and
non-interested Trustees’ deferred compensation	(280,501)	(85,024)
Payment from affiliate (Note 2)	48	–
Net Increase/(Decrease) in Net Assets Resulting from Operations	(226,778)	133,631
Dividends and Distributions to Shareholders:
Net investment income*
Institutional Shares	(5,888)	(8,909)
Service Shares	(887)	(1,318)
Service II Shares	–	–
Net realized gain/(loss) from investment transactions*
Institutional Shares	–	–
Service Shares	–	–
Service II Shares	–	–
Net (Decrease) from Dividends and Distributions	(6,775)	(10,227)
Capital Share Transactions:
Shares sold
Institutional Shares	12,422	40,104
Service Shares	20,841	56,569
Service II Shares	–	–
Reinvested dividends and distributions
Institutional Shares	5,888	8,909
Service Shares	887	1,318
Service II Shares	–	–
Shares repurchased
Institutional Shares	(98,152)	(243,305)
Service Shares	(57,017)	(57,812)
Service II Shares	–	–
Net Increase/(Decrease) from Capital Share Transactions	(115,131)	(194,217)
Net Increase/(Decrease) in Net Assets	(348,684)	(70,813)
Net Assets:
Beginning of period	1,347,305	1,418,118
End of period	$998,621	$1,347,305

Undistributed net investment income/(loss)*	$1,368	$1,466

*	See Note 3 in Notes to Financial Statements

See Notes to Financial Statements.

12  Janus Aspen Series  June 30, 2008

Financial Highlights

Institutional Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Worldwide Growth Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$35.35	$32.48	$27.96	$26.78	$25.82	$21.05
Income from Investment Operations:
Net investment income/(loss)	.21	.27	.54	.44	.28	.23
Net gains/(losses) on securities (both realized and unrealized)	(6.51)	2.87	4.50	1.11	.94	4.79
Total from Investment Operations	(6.30)	3.14	5.04	1.55	1.22	5.02
Less Distributions and Other:
Dividends (from net investment income)*	(.20)	(.27)	(.52)	(.37)	(.26)	(.25)
Distributions (from capital gains)*	–	–	–	–	–	–
Tax return of capital*	–	–	–	–	–	–(1)
Payment from affiliate	–(2)	–	–(2)	–(2)	–(2)	–
Total Distributions and Other	(.20)	(.27)	(.52)	(.37)	(.26)	(.25)
Net Asset Value, End of Period	$28.85	$35.35	$32.48	$27.96	$26.78	$25.82
Total Return**	(17.82)%(3)	9.66%	18.24%(3)	5.87%(4)	4.78%(3)	23.99%
Net Assets, End of Period (in thousands)	$843,703	$1,119,569	$1,208,155	$1,464,300	$2,491,921	$3,743,762
Average Net Assets for the Period (in thousands)	$990,473	$1,207,006	$1,271,755	$1,767,226	$3,232,578	$3,672,695
Ratio of Gross Expenses to Average Net Assets***(5)	0.62%	0.67%	0.61%	0.61%	0.66%	0.71%
Ratio of Net Expenses to Average Net Assets***(5)	0.62%	0.67%	0.61%	0.61%	0.66%	0.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.17%	0.70%	1.59%	1.33%	0.99%	1.08%
Portfolio Turnover Rate***	20%	26%	46%	41%	120%	126%

Service Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Worldwide Growth Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$35.05	$32.22	$27.76	$26.62	$25.70	$20.95
Income from Investment Operations:
Net investment income/(loss)	.11	.16	.36	.29	.17	.17
Net gains/(losses) on securities (both realized and unrealized)	(6.40)	2.87	4.58	1.18	.99	4.77
Total from Investment Operations	(6.29)	3.03	4.94	1.47	1.16	4.94
Less Distributions and Other:
Dividends (from net investment income)*	(.16)	(.20)	(.48)	(.33)	(.24)	(.19)
Distributions (from capital gains)*	–	–	–	–	–	–
Tax return of capital*	–	–	–	–	–	–(1)
Payment from affiliate	–(2)	–	–	–(2)	–(2)	–
Total Distributions and Other	(.16)	(.20)	(.48)	(.33)	(.24)	(.19)
Net Asset Value, End of Period	$28.60	$35.05	$32.22	$27.76	$26.62	$25.70
Total Return**	(17.94)%(6)	9.39%	17.97%	5.57%(4)	4.53%(3)	23.68%
Net Assets, End of Period (in thousands)	$154,907	$227,723	$209,951	$201,382	$235,999	$236,991
Average Net Assets for the Period (in thousands)	$197,331	$230,284	$195,343	$206,310	$232,280	$207,451
Ratio of Gross Expenses to Average Net Assets***(5)	0.87%	0.92%	0.86%	0.86%	0.91%	0.96%
Ratio of Net Expenses to Average Net Assets***(5)	0.87%	0.92%	0.86%	0.86%	0.91%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.93%	0.46%	1.29%	1.11%	0.74%	0.80%
Portfolio Turnover Rate***	20%	26%	46%	41%	120%	126%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3)	During the fiscal year or period ended, Janus Capital Management LLC (“Janus Capital”) and/or Janus Services LLC (“Janus Services”) fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4)	During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.02%.
(5)	See Note 4 in Notes to Financial Statements
(6)	During the fiscal year or period ended, Janus Capital and/or Janus Services fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by 0.01%.

See Notes to Financial Statements.

Janus Aspen Series  June 30, 2008  13

Financial Highlights (continued)

Service II Shares

For a share outstanding during the six-month period
ended June 30, 2008 (unaudited) and through each	Janus Aspen Worldwide Growth Portfolio
fiscal year ended December 31	2008	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Period	$35.14	$32.30	$27.85	$26.70	$25.79	$21.02
Income from Investment Operations:
Net investment income/(loss)	.15	.16	.36	.30	.17	.17
Net gains/(losses) on securities (both realized and unrealized)	(6.44)	2.88	4.58	1.19	.98	4.79
Total from Investment Operations	(6.29)	3.04	4.94	1.49	1.15	4.96
Less Distributions and Other:
Dividends (from net investment income)*	(.17)	(.20)	(.49)	(.34)	(.24)	(.19)
Distributions (from capital gains)*	–	–	–	–	–	–
Tax return of capital*	–	–	–	–	–	–(1)
Payment from affiliate	–(2)	–	–	–(2)	–	–
Total Distributions and Other	(.17)	(.20)	(.49)	(.34)	(.24)	(.19)
Net Asset Value, End of Period	$28.68	$35.14	$32.30	$27.85	$26.70	$25.79
Total Return**	(17.91)%(3)	9.40%	17.92%	5.63%(3)	4.50%	23.70%
Net Assets, End of Period (in thousands)	$11	$13	$12	$10	$10	$9
Average Net Assets for the Period (in thousands)	$12	$13	$11	$10	$9	$8
Ratio of Gross Expenses to Average Net Assets***(4)	0.85%	0.92%	0.86%	0.86%	0.91%	0.96%
Ratio of Net Expenses to Average Net Assets***(4)	0.85%	0.92%	0.86%	0.85%	0.91%	0.96%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.95%	0.45%	1.26%	1.12%	0.74%	0.80%
Portfolio Turnover Rate***	20%	26%	46%	41%	120%	126%

*	See Note 3 in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.

(1)	Tax return of capital aggregated less than $.01 on a per share basis for the fiscal year ended.
(2)	Payment from affiliate aggregated less than $.01 on a per share basis for the fiscal year or period ended.
(3)	During the fiscal year or period ended, Janus Capital Management LLC (“Janus Capital”) and/or Janus Services fully reimbursed the Portfolio for a loss on a transaction resulting from certain trading, pricing and/or shareholder activity errors, which otherwise would have reduced total return by less than 0.01%.
(4)	See Note 4 in Notes to Financial Statements

See Notes to Financial Statements.

14  Janus Aspen Series  June 30, 2008

Notes to Schedule of Investments (unaudited)

Lipper Variable Annuity Global Funds	Funds that invest at least 25% of their portfolios in securities traded outside of the United States and that may own U.S. securities as well.

Morgan Stanley Capital International World IndexSM	Is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

*	Non-income-producing security.
#	Loaned security; a portion or all of the security is on loan at June 30, 2008.
†	The security is purchased with the cash collateral received from securities on loan (Note 1).

The following is a summary of the inputs that were used to value the Portfolio’s investments in securities and other financial instruments as of June 30, 2008. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2008)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Aspen Worldwide Growth Portfolio	$969,204,283	$103,157,005	$–

Janus Aspen Series  June 30, 2008  15

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Aspen Worldwide Growth Portfolio (the “Portfolio”) is a series fund. The Portfolio is part of Janus Aspen Series (the “Trust”), which is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers sixteen Portfolios which include multiple series of shares, with differing investment objectives and policies. The Portfolio invests primarily in equity securities. The Portfolio is classified as diversified, as defined in the 1940 Act. The Portfolio is a no-load investment.

The Portfolio currently offers three classes of shares: Institutional Shares, Service Shares and Service II Shares. Institutional Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. Service Shares are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

Janus Capital Management LLC (“Janus Capital”) invested initial seed capital in the amount of $10,000 for the Portfolio – Service II Shares on December 31, 2001.

The following accounting policies have been consistently followed by the Portfolio and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Portfolio’s Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities and ratings. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Portfolio are identified between the closing of their principal markets and the time the net asset value (“NAV”) is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Portfolio’s Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) when significant events occur which may affect the securities of a single issuer, such as mergers, bankruptcies, or significant issuer-specific developments; (ii) when significant events occur which may affect an entire market, such as natural disasters or significant governmental actions; and (iii) when non-significant events occur such as markets closing early or not opening, security trading halts, or pricing of non-valued securities and restricted or non-public securities. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Portfolio bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Portfolio. Each class of shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, which may be based upon relative net assets of each class. Expenses are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net

16  Janus Aspen Series  June 30, 2008

assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Securities Lending
Under procedures adopted by the Trustees, the Portfolio may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Portfolio may seek to earn additional income through securities lending. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. Janus Capital makes efforts to balance the benefits and risks from granting such loans.

The Portfolio does not have the right to vote on securities while they are being lent; however, the Portfolio may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral permitted by the Securities and Exchange Commission (“SEC”). Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder.

Dresdner Bank AG (the “Lending Agent”) may also invest the cash collateral in the Allianz Dresdner Daily Asset Fund or investments in unaffiliated money market funds or accounts, mutually agreed to by the Portfolio and the Lending Agent, that comply with Rule 2a-7 of the 1940 Act relating to money market funds.

As of June 30, 2008, the Portfolio had on loan securities valued as indicated:

Value at
Portfolio	June 30, 2008

Janus Aspen Worldwide Growth Portfolio	$72,067,778

As of June 30, 2008, the Portfolio received cash collateral for securities lending activity as indicated:

Cash Collateral at
Portfolio	June 30, 2008

Janus Aspen Worldwide Growth Portfolio	$74,369,275

As of June 30, 2008, all cash collateral received by the Portfolio was invested in the Allianz Dresdner Daily Asset Fund, unless noted in the following tables:

Time Deposits at
Portfolio	June 30, 2008

Janus Aspen Worldwide Growth Portfolio	$39,341,068

Repurchase Agreements at
Portfolio	June 30, 2008

Janus Aspen Worldwide Growth Portfolio	$19,729,068

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The borrower pays fees at the Portfolio’s direction to the Lending Agent. The Lending Agent may retain a portion of the interest earned on the cash collateral invested. The cash collateral invested by the Lending Agent is disclosed in the Schedule of Investments (if applicable). The lending fees and the Portfolio’s portion of the interest income earned on cash collateral are included on the Statement of Operations (if applicable).

Interfund Lending
Pursuant to an exemptive order received from the SEC, the Portfolio may be party to interfund lending agreements between the Portfolio and other Janus Capital-sponsored mutual funds, which permits them to borrow or lend cash at a rate beneficial to both the borrowing and lending funds.

Outstanding borrowings from all sources totaling 10% or more of the borrowing Portfolio’s total assets must be collateralized at 102% of the outstanding principal value of the loan; loans of less than 10% may be unsecured.

Forward Currency Transactions
The Portfolio may enter into forward currency contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to lock in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statement of Operations (if applicable).

Forward currency contracts held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable). The collateral is evaluated daily to ensure its market value equals or

Janus Aspen Series  June 30, 2008  17

Notes to Financial Statements (unaudited) (continued)

exceeds the current market value of the corresponding forward currency contracts.

Futures Contracts
The Portfolio may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e., treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities designated as collateral for market value on futures contracts are noted in the Schedule of Investments (if applicable). Such collateral is in the possession of the Portfolio’s custodian.

Swaps
The Portfolio may enter into swap agreements to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Swap contracts are reported as an asset or liability on the Statement of Assets and Liabilities. Realized gains and losses are reported in “Net realized gain/(loss) from swap contracts” on the Statement of Operations (if applicable).

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

Options Contracts
The Portfolio may purchase or write put and call options on futures contracts and on portfolio securities for hedging purposes or as a substitute for an investment. The Portfolio may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Portfolio may also invest in Long-Term Equity Anticipation Securities (LEAPS), which are long-term option contracts that can be maintained for a period up to three years. The Portfolio generally invests in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Portfolio receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Portfolio may also purchase and write exchange-listed and over-the-counter put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Holdings designated to cover outstanding written options are noted in the Schedule of Investments (if applicable). Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written at value” (if applicable).

18  Janus Aspen Series  June 30, 2008

Realized gains and losses are reported as “Net realized gain/(loss) from options contracts” on the Statement of Operations (if applicable).

The risk in writing call options is that the Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying option is that the Portfolio pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Portfolio hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Portfolio may recognize due to written call options.

Short Sales
The Portfolio may engage in “short sales against the box.” Short sales against the box involve either selling short a security that the Portfolio owns, or selling short a security that the Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio may enter into short sales against the box to hedge against anticipated declines in the market price of portfolio securities. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

The Portfolio may also engage in other short sales. The Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. To complete the transaction, the Portfolio must borrow the security to deliver it to the purchaser and buy that same security in the market to return it to the lender. The total market value of all of the Portfolio’s short sales positions will not exceed 10% of its net assets. Although the potential for gain as a result of a short sale is limited to the price at which the Portfolio sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance that the Portfolio will be able to close out a short position at a particular time or at an acceptable price. A gain or a loss will be recognized upon termination of a short sale. There is no limit to the size of any loss that the Portfolio may recognize upon termination of a short sale. Short sales held by the Portfolio are fully collateralized by other securities, which are denoted in the accompanying Schedule of Investments (if applicable).

Foreign Currency Translations
The Portfolio does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

When-Issued Securities
The Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolio may hold liquid assets as collateral with the Portfolio’s custodian sufficient to cover the purchase price.

Exchange-Traded Funds
The Portfolio may invest in exchange-traded funds, which are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

Equity-Linked Structured Notes
The Portfolio may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a

Janus Aspen Series  June 30, 2008  19

Notes to Financial Statements (unaudited) (continued)

single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Initial Public Offerings
The Portfolio may invest in initial public offerings (“IPOs”). IPOs and other investment techniques may have a magnified performance impact on a portfolio with a small asset base. The Portfolio may not experience similar performance as its assets grow.

Restricted Security Transactions
Restricted securities held by the Portfolio may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Portfolio to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Dividend Distributions
The Portfolio may make semiannual distributions of substantially all of its investment income and an annual distribution of its net realized capital gains (if any). The majority of dividends and net realized capital gains distributions from the Portfolio may be automatically reinvested into additional shares of the Portfolio, based on the discretion of the shareholder.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Portfolio intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

The Portfolio adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Portfolio’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

FIN 48 requires management of the Portfolio to analyze all open tax years, fiscal years 2003-2006 as defined by Statute of Limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six-month period ended June 30, 2008, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS No. 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. SFAS No. 157 emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Portfolio’s investments defined pursuant to SFAS No. 157. These inputs are summarized into three broad levels: Level 1- quoted prices in active markets for identical securities; Level 2 – other significant observable

20  Janus Aspen Series  June 30, 2008

inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments) . Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS No. 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management has evaluated SFAS 159 and has determined that there are no eligible instruments for which the Portfolio intends to avail itself to the fair value option.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. Management is in the process of evaluating the impact of SFAS No. 161 on the Portfolio’s financial statement disclosures.

2.	Investment Advisory Agreements and Other Transactions with Affiliates

The Portfolio pays a monthly advisory fee to Janus Capital based on average daily net assets and calculated at the annual rate of 0.60%.

Effective for the period from July 1, 2006 through January 31, 2007 (“Waiver Period”), Janus Capital contractually agreed to waive its right to receive a portion of the Portfolio’s advisory fee, at the annual rate of up to 0.15% of average daily net assets, under certain conditions. This waiver applied for any calendar month in the Waiver Period if the Portfolio’s performance for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the advisory fee, was less than benchmark performance for that period.

For the Portfolio, the investment advisory fee is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the investment advisory fee rate shown in the previous paragraph. The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to its benchmark, as shown below:

Portfolio	Benchmark Index

Janus Aspen Worldwide Growth Portfolio	MSCI World IndexSM

Only the base fee rate applied until February 2007 for the Portfolio, at which time the calculation of the performance adjustment is applied as follows:

(Investment Advisory Fee = Base Fee +/- Performance Adjustment).

The investment advisory fee paid to Janus Capital by the Portfolio consists of two components: (i) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Portfolio’s average daily net assets during the previous month (“Base Fee”), plus or minus (ii) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio’s average daily net assets during the applicable performance measurement period.

The performance measurement period generally is the previous 36 months. When the Portfolio’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any Performance Adjustment began February 2007 for the Portfolio. Performance Adjustment will be applied unless the difference between the Portfolio’s investment performance and the investment record of the Portfolio’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Portfolio’s shares lose value during the performance measurement period and

Janus Aspen Series  June 30, 2008  21

Notes to Financial Statements (unaudited) (continued)

could decrease Janus Capital’s fee even if the Portfolio’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio’s benchmark index does not have any expenses. Reinvestment of dividends and distributions are included in calculating both the performance of the Portfolio and the Portfolio’s benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

The investment performance of the Portfolio’s Service Shares for the performance measurement period will be used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio’s performance was above or below its benchmark index by comparing the investment performance of the Portfolio’s Service Shares against the investment record of its benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Portfolio relative to the record of the Portfolio’s benchmark index and future changes to the size of the Portfolio.

The Portfolio’s prospectus and statement of additional information contains additional information about performance-based fees. The amount shown as Advisory fees on the Statement of Operations reflects the Base Fee plus/minus any Performance Adjustment. During the six-month period ended June 30, 2008, the Portfolio recorded a negative Performance Adjustment of $71,066.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Portfolio’s transfer agent and receives certain out-of-pocket expenses for transfer agent services.

Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Such officers receive no compensation from the Portfolio, except for the Portfolio’s Chief Compliance Officer. Effective January 1, 2006, the Portfolio began reimbursing the adviser for a portion of the compensation paid to the Chief Compliance Officer of the Trust. Total compensation of $21,861 was paid by the Trust during the six-month period ended June 30, 2008. The Portfolio’s portion is reported as part of “Other Expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Portfolio as unrealized appreciation/(depreciation) and is shown as of June 30, 2008 on the Statement of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the six-month period ended June 30, 2008 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. No deferred fees were paid to any Trustee under the Deferred Plan during the six-month period ended June 30, 2008.

During the six-month period ended June 30, 2008, Janus Services reimbursed the Portfolio as a result of dilutions caused by incorrectly processed shareholder activity as indicated in the table below. Reimbursements are included in “Payment from affiliate” on the Statements of Changes in Net Assets.

For the six-month period ended June 30, 2008

Portfolio

Janus Aspen Worldwide Growth Portfolio – Institutional Shares	$40,421
Janus Aspen Worldwide Growth Portfolio – Service Shares	7,407
Janus Aspen Worldwide Growth Portfolio – Service II Shares	1

For the six-month period ended June 30, 2008, Janus Capital assumed $39,515 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund, Janus Aspen Series and Janus Adviser Series (the “Funds”) in connection with the regulatory and civil litigation matters discussed in Note 7. These non-recurring costs were allocated to all Funds based upon the Funds’ respective net assets as of July 31, 2004. Additionally, all future non-recurring costs will be allocated based upon the Funds’ respective net assets on July 31, 2004. These “Non-recurring costs” and “Costs assumed by Janus Capital” are shown on the Statement of Operations.

22  Janus Aspen Series  June 30, 2008

Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Service Shares have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Portfolio in connection with the distribution of Service Shares at an annual rate of up to 0.25% of Service Shares’ average daily net assets.

A 1.00% redemption fee may be imposed on Service II Shares of the Portfolio held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio’s asset level and cash flow due to short-term money movements in and out of the Portfolio. The redemption fee is accounted for as an addition to Paid-in Capital. No redemption fees were received by the Portfolio for the six-month period ended June 30, 2008.

The Portfolio’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statement of Operations. The transfer agent fee offsets received during the period reduce “Transfer agent fees and expenses”. Custodian offsets received reduce “Custodian fees”. The Portfolio could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

The Portfolio may invest in money market funds, including funds managed by Janus Capital. During the six-month period ended June 30, 2008, the Portfolio recorded distributions from affiliated investment companies as affiliated dividend income, and had the following affiliated purchases and sales:

	Purchases	Sales	Dividend	Value
	Shares/Cost	Shares/Cost	Income	at 6/30/08

Janus Aspen Worldwide Growth Portfolio
Janus Institutional Cash Management Fund – Institutional Shares	$47,688,046	$38,317,451	$317,173	$26,890,894
Janus Institutional Money Market Fund – Institutional Shares	102,720,235	109,081,691	124,320	1,896,836

	$150,408,281	$147,399,142	$441,493	$28,787,730

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Portfolio has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2008 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)

Janus Aspen Worldwide Growth Portfolio	$1,165,482,914	$118,275,021	$(211,396,647)	$(93,121,626)

Net capital loss carryovers as of December 31, 2007 are indicated in the table below. These losses may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended December 31, 2007

Portfolio	December 31, 2009	December 31, 2010	December 31, 2011	Accumulated Capital Losses

Janus Aspen Worldwide Growth Portfolio	$(334,040,452)	$(989,588,014)	$(253,061,503)	$(1,576,689,969)

Janus Aspen Series  June 30, 2008  23

Notes to Financial Statements (unaudited) (continued)

During the year ended December 31, 2007, the following capital loss carryovers were utilized by the Portfolio as indicated in the table below.

Capital Loss
Portfolio	Carryover Utilized

Janus Aspen Worldwide Growth Portfolio	$209,495,330

4.	Expense Ratios

The expense ratios listed in the Financial Highlights reflect expenses prior to any expense offsets (gross expense ratio) and after expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursement). Listed below are the gross expense ratios for the Portfolio that would have been in effect, absent the waiver of certain fees and offsets.

For the six-month period ended June 30, 2008 (unaudited) and each fiscal year ended December 31

	Institutional Shares		Service Shares		Service II Shares
Portfolio	2007(1)	2006(1)	2007(1)	2006(1)	2007(1)	2006(1)

Janus Aspen Worldwide Growth Portfolio	0.67%	0.64%	0.92%	0.90%	0.92%	0.90%

(1)	The effect of non-recurring costs assumed by Janus Capital (Note 2) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

5.	Capital Share Transactions

For the six-month period ended June 30, 2008 (unaudited) and
the fiscal year ended December 31, 2007	Janus Aspen Worldwide Growth Portfolio
(all numbers in thousands)	2008	2007

Transactions in Portfolio Shares – Institutional Shares
Shares sold	380	1,130
Reinvested dividends and distributions	202	247
Shares repurchased	(3,005)	(6,909)
Net Increase/(Decrease) in Portfolio Shares	(2,423)	(5,532)
Shares Outstanding, Beginning of Period	31,670	37,202
Shares Outstanding, End of Period	29,247	31,670
Transactions in Portfolio Shares – Service Shares
Shares sold	629	1,596
Reinvested dividends and distributions	31	37
Shares repurchased	(1,741)	(1,653)
Net Increase/(Decrease) in Portfolio Shares	(1,081)	(20)
Shares Outstanding, Beginning of Period	6,497	6,517
Shares Outstanding, End of Period	5,416	6,497
Transactions in Portfolio Shares – Service II Shares(1)
Shares sold	-	-
Reinvested dividends and distributions	3	2
Shares repurchased	-	-
Net Increase/(Decrease) in Portfolio Shares	3	2
Shares Outstanding, Beginning of Period	372	370
Shares Outstanding, End of Period	375	372
(1) Transactions in Portfolio Shares – Service II Shares are not in thousands.

24  Janus Aspen Series  June 30, 2008

6.	Purchases and Sales of Investment Securities

For the six-month period ended June 30, 2008, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities and option contracts) were as follows:

Proceeds from
			Purchases of	Sales of
		Proceeds from	Long-Term	Long-Term
	Purchases of	Sales of	U.S. Government	U.S. Government
Portfolio	Securities	Securities	Obligations	Obligations

Janus Aspen Worldwide Growth Portfolio	$113,057,758	$232,144,544	$–	$–

7.	Pending Legal Matters

In the fall of 2003, the Securities and Exchange Commission (“SEC”), the Office of the New York State Attorney General (“NYAG”), the Colorado Attorney General (“COAG”), and the Colorado Division of Securities (“CDS”) announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators’ investigations into Janus Capital’s frequent trading arrangements.

A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the “Court”) for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. (“JCGI”) on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund (“JIF”), Janus Aspen Series (“JAS”), Janus Adviser Series (“JAD”), Janus Distributors LLC, Enhanced Investment Technologies, LLC (“INTECH”), Bay Isle Financial LLC (“Bay Isle”), Perkins, Wolf, McDonnell and Company, LLC (“Perkins”), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.

On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI’s Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

In addition to the lawsuits described above, the Auditor of the State of West Virginia (“Auditor”), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their

Janus Aspen Series  June 30, 2008  25

Notes to Financial Statements (unaudited) (continued)

subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor’s summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

During 2007, two lawsuits were filed against Janus Management Holdings Corporation (“Janus Holdings”), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

26  Janus Aspen Series  June 30, 2008

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities is available: (i) without charge, upon request, by calling 1-800-525-0020 (toll free); (ii) on the Portfolio’s website at www.janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Portfolio’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through www.janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Portfolio files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Portfolio’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Janus Aspen Series  June 30, 2008  27

Explanations of Charts, Tables and
Financial Statements (unaudited)

1.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Portfolio (from inception) with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Portfolio with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Portfolio invested in the index.

Average annual total returns are also quoted for the Portfolio. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized and unsubsidized ratios for the past fiscal year. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Portfolio’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Portfolio’s subsidized expense ratio. Both the total annual fund operating expenses ratio and net annual fund operating expenses ratio are based on average net assets as of the fiscal year ended December 31, 2007. The ratios also include expenses indirectly incurred by the Portfolio as a result of investing in other investment companies or pooled investments, which are not reflected in the “Financial Highlights” of this report. As a result, these ratios may be higher or lower than those shown in the “Financial Highlights” in this report. All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

2.	Schedules of Investments

Following the performance overview section is the Portfolio’s Schedule of Investments. This schedule reports the industry concentrations and types of securities held in the Portfolio on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Portfolio invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Portfolio’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country in which the company is incorporated.

2a. Forward Currency Contracts

A table listing forward currency contracts follows the Portfolio’s Schedule of Investments (if applicable). Forward currency contracts are agreements to deliver or receive a preset amount of currency at a future date. Forward currency contracts are used to hedge against foreign currency risk in the Portfolio’s long-term holdings.

The table provides the name of the foreign currency, the settlement date of the contract, the amount of the contract, the value of the currency in U.S. dollars and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the change in currency exchange rates from the time the contract was opened to the last day of the reporting period.

2b. Futures

A table listing futures contracts follows the Portfolio’s Schedule of Investments (if applicable). Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. Futures are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, the principal amount, value and the amount of unrealized gain or loss. The amount of unrealized gain or loss reflects the marked-to-market amount for the last day of the reporting period.

2c. Options

A table listing written options contracts follows the Portfolio’s Schedule of Investments (if applicable). Written options contracts are contracts that obligate a Portfolio to sell or purchase an underlying security at a fixed price, upon exercise of the option. Options are used to hedge against adverse movements in securities prices, currency risk or interest rates.

The table provides the name of the contract, number of contracts held, the expiration date, exercise price, value and premiums received.

28  Janus Aspen Series  June 30, 2008

3.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Portfolio on the last day of the reporting period.

The Portfolio’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on stocks owned and the receivable for Portfolio shares sold to investors but not yet settled. The Portfolio’s liabilities include payables for securities purchased but not yet settled, Portfolio shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities, such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Portfolio’s net assets. Because the Portfolio must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Portfolio’s net assets (assets minus liabilities) by the number of shares outstanding.

4.	Statement of Operations

This statement details the Portfolio’s income, expenses, gains and losses on securities and currency transactions, and appreciation or depreciation of current Portfolio holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from stocks and interest earned from interest-bearing securities in the Portfolio.

The next section reports the expenses incurred by the Portfolio, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the increase or decrease in the value of securities held in the Portfolio. The Portfolio will realize a gain (or loss) when it sells its position in a particular security. An unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Portfolio during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Portfolio holdings and by gains (or losses) realized during the reporting period.

5.	Statement of Changes in Net Assets

This statement reports the increase or decrease in the Portfolio’s net assets during the reporting period. Changes in the Portfolio’s net assets are attributable to investment operations, dividends, distributions and capital share transactions. This is important to investors because it shows exactly what caused the Portfolio’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Portfolio’s investment performance. The Portfolio’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends in cash, money is taken out of the Portfolio to pay the distribution. If investors reinvest their dividends, the Portfolio’s net assets will not be affected. If you compare the Portfolio’s “Net Decrease from Dividends and Distributions” to the “Reinvested dividends and distributions,” you will notice that dividend distributions had little effect on the Portfolio’s net assets. This is because the majority of Janus investors reinvest their distributions.

The reinvestment of dividends is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Portfolio through purchases or withdrawals via redemptions. The Portfolio’s net assets will increase and decrease in value as investors purchase and redeem shares from the Portfolio.

6.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Portfolio’s NAV for current and past reporting periods. Not only does this table provide you with total return, it also reports total distributions, asset size, expense ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income per share, which comprises dividends and interest income earned on securities held by the Portfolio. Following is the total of gains/(losses), realized and unrealized. Dividends and distributions are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the average annual total return reported the last day of the period.

Also included are the expense ratios, or the percentage of average net assets that were used to cover operating expenses during the period. Expense ratios vary across Portfolios within the Trust for a number of reasons, including the differences in management fees, the frequency of dividend payments and the extent of foreign investments, which entail greater transaction costs.

The Portfolio’s expenses may be reduced through expense-reduction arrangements. These arrangements may include the use of balance credits or transfer agent fee offsets. The Statement of Operations reflects total expenses before any

Janus Aspen Series  June 30, 2008  29

Explanations of Charts, Tables and
Financial Statements (unaudited) (continued)

such offset, the amount of the offset and the net expenses. The expense ratios listed in the Financial Highlights reflect total expenses prior to any expense offset (gross expense ratio) and after the expense offsets (net expense ratio). Both expense ratios reflect expenses after waivers (reimbursements), if applicable.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Portfolio during the reporting period. Don’t confuse this ratio with the Portfolio’s yield. The net investment income ratio is not a true measure of a Portfolio’s yield because it doesn’t take into account the dividends distributed to the Portfolio’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Portfolio. Portfolio turnover is affected by market conditions, changes in the asset size of the Portfolio, the nature of the Portfolio’s investments and the investment style of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio is turned over in a year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the portfolio is traded every six months.

30  Janus Aspen Series  June 30, 2008

Notes

Janus Aspen Series  June 30, 2008  31

Notes

32  Janus Aspen Series  June 30, 2008

Notes

Janus Aspen Series  June 30, 2008  33

Janus provides access to a wide range of investment disciplines.

Growth
Janus growth portfolios focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies.

Core
Janus core portfolios seek investments in more stable and predictable companies. These portfolios look for a strategic combination of steady growth and for certain portfolios, some degree of income.

Risk-Managed
Our risk-managed portfolios seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these portfolios use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Janus value portfolios invest in companies they believe are poised for a turnaround or are trading at a significant discount to fair value. The goal is to gain unique insight into a company’s true value and identify and evaluate potential catalysts that may unlock shareholder value.

International & Global
Janus international and global portfolios seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Bond
Janus bond portfolios attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation.

Money Market
Janus money market portfolios seek maximum current income consistent with stability of capital.

For more information about our funds, contact your investment professional or go to www.janus.com/info.

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-0020 or download the file from www.janus.com/info. Read it carefully before you invest or send money.

An investment in a money market portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

151 Detroit Street Denver, CO 80206 1-800-525-0020

Portfolio distributed by Janus Distributors LLC (8/08)

C-0708-419	109-24-703 08-08

Item 2 —	Code of Ethics
Not applicable to semiannual reports.

Item 3 —	Audit Committee Financial Expert
Not applicable to semiannual reports.

Item 4 —	Principal Accountant Fees and Services
Not applicable to semiannual reports.

Item 5 —	Audit Committee of Listed Registrants
Not applicable.

Item 6 —	Schedule of Investments
(a)	Please see Schedule of Investments contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Using credible information that is available to the public, the Funds have not divested from any securities of any issuers that conduct or have direct investments in certain business operations in Sudan.

Item 7 —	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not applicable.

Item 8 —	Portfolio Managers of Closed-End Management Investment Companies
Not applicable.

Item 9 —	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not applicable.

Item 10 —	Submission of Matters to a Vote of Security Holders
There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 —	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting during Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 —	Exhibits

(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

(a)(3)	Not applicable to open-end companies.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Aspen Series

By:	/s/ Robin C. Beery
Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series (Principal Executive Officer)
Date: August 27, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Aspen Series (Principal Executive Officer)
Date: August 27, 2008

By:	/s/ Jesper Nergaard Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Aspen Series (Principal Accounting Officer and Principal Financial Officer)
Date: August 27, 2008